     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 33                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 34                             /X/

                            ------------------------

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)
      FORMERLY NAMED MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                             JERSEY CITY, NJ 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                         NEW YORK, NEW YORK 10019-5820

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                   Post-Effective Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        _X_ on May 1, 2002 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       PROSPECTUS -  MAY 1, 2002

Morgan Stanley
                                                      VARIABLE INVESTMENT SERIES
                                                                   CLASS X

Morgan Stanley Variable Investment Series is a mutual fund comprised of 17 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

The Money Market Portfolio         The European Growth Portfolio
The Limited Duration Portfolio     The Pacific Growth Portfolio
The Quality Income Plus Portfolio  The Equity Portfolio
The High Yield Portfolio           The S&P 500 Index Portfolio
The Utilities Portfolio            The Competitive Edge "Best Ideas" Portfolio
The Income Builder Portfolio       The Aggressive Equity Portfolio
The Dividend Growth Portfolio      The Information Portfolio
The Capital Growth Portfolio       The Strategist Portfolio
The Global Dividend Growth
 Portfolio

Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents

Eligible Investors              ............................................................                   1
The Portfolios                  THE MONEY MARKET PORTFOLIO .................................                   2
                                THE LIMITED DURATION PORTFOLIO .............................                   4
                                THE QUALITY INCOME PLUS PORTFOLIO ..........................                   7
                                THE HIGH YIELD PORTFOLIO ...................................                  10
                                THE UTILITIES PORTFOLIO ....................................                  12
                                THE INCOME BUILDER PORTFOLIO ...............................                  15
                                THE DIVIDEND GROWTH PORTFOLIO ..............................                  18
                                THE CAPITAL GROWTH PORTFOLIO ...............................                  20
                                THE GLOBAL DIVIDEND GROWTH PORTFOLIO .......................                  22
                                THE EUROPEAN GROWTH PORTFOLIO ..............................                  24
                                THE PACIFIC GROWTH PORTFOLIO ...............................                  27
                                THE EQUITY PORTFOLIO .......................................                  30
                                THE S&P 500 INDEX PORTFOLIO ................................                  32
                                THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO ................                  34
                                THE AGGRESSIVE EQUITY PORTFOLIO ............................                  38
                                THE INFORMATION PORTFOLIO ..................................                  41
                                THE STRATEGIST PORTFOLIO ...................................                  44
Additional Investment
Strategy Information            ............................................................                  47
Additional Risk Information     ............................................................                  48
Portfolio Management            ............................................................                  53
Shareholder Information         PRICING FUND SHARES ........................................                  56
                                DISTRIBUTIONS ..............................................                  56
                                TAX CONSEQUENCES ...........................................                  57
Financial Highlights            ............................................................                  58

                                THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                                PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors

                    Morgan Stanley Variable Investment Series (the "Fund") is comprised of 17 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the Contracts):

                               INSURANCE COMPANY            TYPE OF POLICY
                               -----------------------------------------------------------------------------------------
                                       Northbrook Life      Certain Flexible Premium Variable Annuity and Variable Life
                                     Insurance Company      Insurance Contracts
                               -----------------------------------------------------------------------------------------
                               Allstate Life Insurance      Certain Flexible Premium Deferred Variable Annuity Contracts
                                   Company of New York
                               -----------------------------------------------------------------------------------------
                                    Glenbrook Life and      Certain Flexible Premium Deferred Variable Annuity Contracts
                                       Annuity Company      and Certain Flexible Premium Variable Life Insurance
                                                            Contracts
                               -----------------------------------------------------------------------------------------
                                Paragon Life Insurance      Certain Flexible Premium Variable Life Insurance Contracts
                                               Company      (issued in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley
                                                            Dean Witter & Co., the parent of the Fund's Investment
                                                            Manager)
                               -----------------------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Class X shares of each Portfolio are generally available to holders of (i) Contracts offered by Paragon Life Insurance Company, and (ii) other Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.

                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities.

                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  3.43%
'93   2.75%
'94   3.81%
'95   5.66%
'96   5.11%
'97   5.23%
'98   5.18%
'99   4.80%
2000  6.00%
'01   3.94%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.36%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.59% (quarter ended December 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                 PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Money Market Portfolio                           3.94%            5.03%              4.59%
                               --------------------------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]
               The Limited Duration Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Limited Duration Portfolio (formerly named the Short-Term Bond Portfolio) seeks to provide a high level of current income consistent with the preservation of capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the Portfolio of less than three years.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager

                    (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate security than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to charges in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgaged-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  5.85%
'01   6.72%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.18%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 3.61% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was 0.50% (quarter ended December 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                                                LIFE OF PORTFOLIO
                                                                                            PAST 1 YEAR          (SINCE 5/4/99)
                               --------------------------------------------------------------------------------------------------
                                The Limited Duration Portfolio                                 6.72%                  5.30%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Credit Index (1-5)(1)                     9.73%                  7.27%
                               --------------------------------------------------------------------------------------------------



                               1                       THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) (FORMERLY
                                                       LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE
                                                       DEBT INDEX) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN
                                                       DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE
                                                       YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR
                                                       CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED
                                                       AN INVESTMENT.

[SIDEBAR]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The Quality Income Plus Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S.
                    Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment
                    Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. government and other debt securities in which it may invest.

                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

                    Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   8.26%
'93   12.99%
'94   -6.63%
'95   24.30%
'96    1.56%
'97   11.09%
'98    8.67%
'99   -4.32%
2000  11.09%
'01    9.57%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.99%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                 PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                    9.57%            7.05%              7.32%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(1)              8.44%            7.43%              7.23%
                               --------------------------------------------------------------------------------------------------


                               1                       THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE
                                                       PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY
                                                       SECURITIES, INVESTMENT- GRADE CORPORATE DEBT SECURITIES,
                                                       AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES
                                                       AND COMMERCIAL MORTGAGE-BASED SECURITIES. THE INDEX DOES NOT
                                                       INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The High Yield Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment
                    Manager to be appropriate investments for the Portfolio.
                    These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.

                    In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.

                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]
                    prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   18.35%
'93    24.13%
'94    -2.47%
'95    14.93%
'96    11.98%
'97    11.87%
'98    -6.20%
'99    -1.33%
2000  -32.22%
'01   -33.75%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.39%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.28% (quarter ended March 31, 1992) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                           PAST 1 YEAR         PAST 5 YEARS        PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The High Yield Portfolio                         -33.75%              -14.20%              -1.53%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Corporate High
                                Yield Index(1)                                     5.28%                3.11%               7.58%
                               --------------------------------------------------------------------------------------------------


                               1                       THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS
                                                       THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES
                                                       WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A
                                                       MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE
                                                       U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY
                                                       EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD
                                                       NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry.
                    These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies.

                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.

                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   12.64%
'93    15.69%
'94    -9.02%
'95    28.65%
'96     8.68%
'97    27.15%
'98    23.76%
'99    12.71%
2000    3.03%
'01   -25.75%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -2.29%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.58% (quarter ended December 31, 1997) and the lowest return for a calendar quarter was -15.26% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                          PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Utilities Portfolio                         -25.75%                6.30%                8.44%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                                -11.88%               10.70%               12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Income Builder Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs").
                    The "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and mid-cap companies -- including synthetic and enhanced convertibles.
                    The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions.

                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and mid-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/ reward balance, valuation and the prospects for growth.

                    The Portfolio may invest up to 25% of its assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

                    The Portfolio may invest up to 10% of its assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

                    Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend.

                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small and mid-cap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 4 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998  3.21%
'99   7.06%
2000  0.17%
'01   2.30%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 3.18%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -10.46% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               -----------------------------------------------------------------
                                                                              LIFE OF PORTFOLIO
                                                          PAST 1 YEAR          (SINCE 01/21/97)
                               -----------------------------------------------------------------
                                The Income Builder
                                Portfolio                         2.30%                  6.83%
                               -----------------------------------------------------------------
                                S&P 500 Index(1)                -11.88%                  9.58%
                               -----------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will invest at least 80% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment
                    Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment Manager attempts to avoid investment in speculative securities or those with speculative characteristics.

                    The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992   8.16%
'93   14.34%
'94   -3.27%
'95   36.38%
'96   23.96%
'97   25.61%
'98   14.28%
'99   -2.39%
2000   5.30%
'01   -5.20%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.47%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.92% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -14.22% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                              PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                        -5.20%          6.94%             10.96%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                                    -11.88%         10.70%             12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Capital Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Growth Portfolio seeks long term capital growth.


                    On April 25, 2002, the Fund's Board of Trustees approved the adoption of a Plan of Liquidation (the "Plan") for the Portfolio pursuant to which the assets of the Portfolio would be liquidated and the proceeds, net of expenses, would be distributed to shareholders.



                    Implementation of the Plan is subject to the approval of shareholders of the Portfolio. A Special Meeting of Shareholders of the Portfolio will be held on or about August 20, 2002 for the purpose of voting on the proposed Plan.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.

                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    1.64%
'93    -6.99%
'94    -1.28%
'95    32.92%
'96    11.55%
'97    24.54%
'98    19.63%
'99    33.29%
2000    1.28%
'01   -26.31%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.51%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 27.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.39% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                         PAST 1 YEAR           PAST 5 YEARS         PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Capital Growth Portfolio                   -26.31%             8.19%                7.45%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                               -11.88%            10.70%               12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The
                    "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment
                    Manager.

                    Up to 20% of the Portfolio's assets may be invested as follows:

                    - Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.04%
'96   17.59%
'97   12.04%
'98   12.53%
'99   14.65%
2000  -2.50%
'01   -6.25%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 3.40%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -12.43% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                                               LIFE OF PORTFOLIO
                                                                            PAST 1 YEAR     PAST 5 YEARS       (SINCE 02/23/94)
                               --------------------------------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio               -6.25%      5.73%                 8.53%
                               --------------------------------------------------------------------------------------------------
                                MSCI World Index(1)                               -16.82%      5.37%                 7.70%
                               --------------------------------------------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE
                                                       INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN
                                                       INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The European Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden,
                    Switzerland and Italy. The Portfolio invests in at least three separate countries.

                    The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.

                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    3.99%
'93    40.88%
'94     8.36%
'95    25.89%
'96    29.99%
'97    16.07%
'98    23.96%
'99    29.11%
2000   -4.92%
'01   -17.76%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.60%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -15.72% (quarter ended September 30, 1998).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                               PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The European Growth Portfolio                        -17.76%          7.75%            14.20%
                               --------------------------------------------------------------------------------------------------
                                MSCI World Index(1)                                  -16.82%          5.37%             8.06%
                               --------------------------------------------------------------------------------------------------
                                MSCI Europe Index(2)                                 -15.54%         13.71%            14.20%
                               --------------------------------------------------------------------------------------------------



                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE
                                                       INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN
                                                       INVESTMENT.
                               2                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE,
                                                       GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN,
                                                       SWITZERLAND, IRELAND, PORTUGAL AND THE UNITED KINGDOM. THE
                                                       PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND
                                                       ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS"
                                                       REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT
                                                       WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES
                                                       REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY
                                                       EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD
                                                       NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Pacific Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India,
                    Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.

                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies.

                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995    5.74%
'96     3.89%
'97   -37.70%
'98   -10.40%
'99    66.09%
2000  -33.46%
'01   -27.42%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 1.76%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.61% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -27.57% (quarter ended December 31, 1997).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                                                                LIFE OF PORTFOLIO
                                                                            PAST 1 YEAR      PAST 5 YEARS       (SINCE 02/23/94)
                               --------------------------------------------------------------------------------------------------
                                The Pacific Growth Portfolio                      -27.42%          -14.85%               -9.45%
                               --------------------------------------------------------------------------------------------------
                                MSCI World Index(1)                               -16.82%            5.37%                7.70%
                               --------------------------------------------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE
                                                       INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN
                                                       INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]
               The Equity Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment
                    Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]
                    to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.

                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    0.05%
'93    19.72%
'94    -4.91%
'95    42.53%
'96    12.36%
'97    37.43%
'98    30.45%
'99    58.59%
2000  -12.35%
'01   -26.87%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.02%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.81% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                         PAST 1 YEAR           PAST 5 YEARS         PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Equity Portfolio                           -26.87%            12.75%               12.76%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                               -11.88%            10.70%               12.93%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE
                                                       PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500
                                                       WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY
                                                       AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT
                                                       INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The S&P 500 Index Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The S&P 500 Index Portfolio seeks to provide investment results that before expenses, correspond to the total return
                    (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock
                    Price Index ("S&P 500 Index").

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS  -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   20.23%
2000   -9.38%
'01   -12.23%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.10%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 21.30% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -14.75% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------
                                                                            LIFE OF THE PORTFOLIO
                                                         PAST 1 YEAR           (SINCE 5/18/98)
                               ------------------------------------------------------------------
                                The S&P 500 Index
                                Portfolio                      -12.23%              1.96%
                               ------------------------------------------------------------------
                                S&P 500 Index(1)               -11.88%              2.36%
                               ------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Competitive Edge "Best Ideas" Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best
                    Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Equity
                    Research -- and other securities selected by the Portfolio's
                    "Investment Manager," Morgan Stanley Investment Advisors
                    Inc.

                    The Competitive Edge "Best Ideas" List. Morgan Stanley Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, Morgan Stanley Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

                    Morgan Stanley Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated periodically. From the Competitive Edge List, Morgan Stanley Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). The Competitive Edge "Best Ideas" List is updated continuously.

                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by Morgan Stanley Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.

                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment

                    Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 20% of the Portfolio's assets.

                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.

                    The Competitive Edge "Best Ideas" List is not compiled with any particular client or product in mind and is not, and will not be, compiled with the Portfolio in mind. When selecting the companies for the list, Morgan Stanley Equity Research does not take into account country or currency risks, and country or industry sector diversification concerns. Morgan Stanley publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. Morgan Stanley Equity Research could at any time cease publishing the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interest of shareholders of the Portfolio consistent with the Portfolio's investment objective.

                    The activities of affiliates of the Investment Manager, including but not limited to Morgan Stanley DW Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of Morgan Stanley and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to Morgan Stanley's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, Morgan Stanley.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.
[End Sidebar]

                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- Morgan Stanley provides a wide range of financial services to issuers of securities and investors in securities. Morgan Stanley and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years Morgan Stanley may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Competitive Edge "Best Ideas"
                    Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999   26.88%
2000  -17.39%
'01   -23.33%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 1.12%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.70% (quarter ended March 31, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    _AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)_____


                                                                                LIFE OF PORTFOLIO
                                                           PAST 1 YEAR          (SINCE 05/18/98)
                               -------------------------------------------------------------------
                                The Competitive Edge
                                "Best Ideas" Portfolio           -23.33%                  -6.35%
                               -------------------------------------------------------------------
                                MSCI World Index(1)              -16.82%                  -0.46%
                               -------------------------------------------------------------------


                               1                       THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX
                                                       MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK
                                                       MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET
                                                       STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA,
                                                       EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE
                                                       INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF
                                                       NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN
                                                       DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY
                                                       CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE
                                                       INDEX DOES NOT INCLUDE ANY FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Aggressive Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.

                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms. The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000   -1.75%
'01   -28.46%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.10%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 9.65% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------
                                                                               LIFE OF PORTFOLIO
                                                           PAST 1 YEAR          (SINCE 05/04/99)
                               ------------------------------------------------------------------
                                The Aggressive Equity
                                Portfolio                        -28.46%                  1.00%
                               ------------------------------------------------------------------
                                S&P 500 Index(1)                 -11.88%                 -4.25%
                               ------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Information Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., considers business, economic and political conditions, as well as the growth potential of the securities.

                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.

                    The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class X shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -42.87%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -9.42%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 32.42% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.45% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------
                                                                                LIFE OF PORTFOLIO
                                                          PAST 1 YEAR            (SINCE 11/6/00)
                               ------------------------------------------------------------------
                                The Information
                                Portfolio                       -42.87%                 -42.25%
                               ------------------------------------------------------------------
                                S&P 500 Index(1)                -11.88%                 -16.38%
                               ------------------------------------------------------------------

                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Strategist Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.

                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.

                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992    7.24%
'93    10.38%
'94     3.94%
'95     9.40%
'96    15.02%
'97    13.71%
'98    26.55%
'99    17.35%
2000    1.64%
'01   -10.18%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 1.48%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -10.21% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------------------
                                                                               PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
                               --------------------------------------------------------------------------------------------------
                                The Strategist Portfolio                             -10.18%          9.04%             9.09%
                               --------------------------------------------------------------------------------------------------
                                S&P 500 Index(1)                                     -11.88%         10.70%            12.93%
                               --------------------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Government/Credit
                                Index(2)                                               8.50%          7.37%             7.27%
                               --------------------------------------------------------------------------------------------------


                               1                       THE STANDARD AND POOR'S 500 INDEX
                                                       (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED
                                                       INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE
                                                       OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE,
                                                       LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES
                                                       NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS
                                                       UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
                               2                       THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX (FORMERLY
                                                       LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX) TRACKS THE
                                                       PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS,
                                                       INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND
                                                       CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY
                                                       EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD
                                                       NOT BE CONSIDERED AN INVESTMENT.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    Portfolio Turnover. Each Portfolio (other than the S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                                                                                            PRICE PER $100 OF A BOND IF INTEREST
                                                                                                           RATES:
                                                                                            -------------------------------------
                               HOW INTEREST RATES AFFECT BOND PRICES                          INCREASE               DECREASE
                               ------------------------------------------------------       -------------         ---------------
                               BOND MATURITY                                   YIELD         1%      2%             1%       2%
                               --------------------------------------------------------------------------------------------------
                                1 year                                         2.04%         $99     $98           $101     $102
                               --------------------------------------------------------------------------------------------------
                                5 years                                        4.30%         $96     $92           $105     $109
                               --------------------------------------------------------------------------------------------------
                                10 years                                       5.05%         $93     $86           $108     $117
                               --------------------------------------------------------------------------------------------------
                                30 years                                       5.65%         $87     $77           $115     $135
                               --------------------------------------------------------------------------------------------------


                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.

                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

                    Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock, may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).


                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

                    A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of March 31, 2002.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.


                                                                                              MANAGEMENT FEES AS A
                                                                                             PERCENTAGE OF AVERAGE
                               NAME OF PORTFOLIO                                                DAILY NET ASSETS
                               ------------------------------------------------------------------------------------
                                The Money Market Portfolio                                            0.50%
                               ------------------------------------------------------------------------------------
                                The Limited Duration Portfolio                                        0.45%(1)
                               ------------------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                                     0.50%
                               ------------------------------------------------------------------------------------
                                The High Yield Portfolio                                              0.50%
                               ------------------------------------------------------------------------------------
                                The Utilities Portfolio                                               0.65%
                               ------------------------------------------------------------------------------------
                                The Income Builder Portfolio                                          0.75%
                               ------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                         0.54%
                               ------------------------------------------------------------------------------------
                                The Capital Growth Portfolio                                          0.65%
                               ------------------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio                                  0.75%
                               ------------------------------------------------------------------------------------
                                The European Growth Portfolio                                         0.95%(2)
                               ------------------------------------------------------------------------------------
                                The Pacific Growth Portfolio                                          0.95%(2)
                               ------------------------------------------------------------------------------------
                                The Equity Portfolio                                                  0.49%
                               ------------------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                                           0.40%(3)
                               ------------------------------------------------------------------------------------
                                The Competitive Edge "Best Ideas" Portfolio                           0.65%
                               ------------------------------------------------------------------------------------
                                The Aggressive Equity Portfolio                                       0.75%
                               ------------------------------------------------------------------------------------
                                The Information Portfolio                                             0.75%(4)
                               ------------------------------------------------------------------------------------
                                The Strategist Portfolio                                              0.50%
                               ------------------------------------------------------------------------------------



                               1                       THE MANAGEMENT FEE SHOWN IN THE TABLE IS THE CONTRACTUAL FEE
                                                       THAT THE FUND HAS AGREED TO PAY RESPECTING THE LIMITED
                                                       DURATION PORTFOLIO PURSUANT TO THE FUND'S MANAGEMENT
                                                       AGREEMENT WITH THE INVESTMENT MANAGER. THE INVESTMENT
                                                       MANAGER CAPPED ALL OPERATING EXPENSES OF THE LIMITED
                                                       DURATION PORTFOLIO (EXCEPT FOR BROKERAGE FEES) AT 0.50% OF
                                                       THE PORTFOLIO'S DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001
                                                       THROUGH DECEMBER 31, 2001. THE ACTUAL MANAGEMENT FEE FOR THE
                                                       YEAR ENDED DECEMBER 31, 2001 WAS 0.41%.
                               2                       40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE
                                                       SUB-ADVISOR.

                               3                       THE INVESTMENT MANAGER HAS PERMANENTLY UNDERTAKEN TO CAP
                                                       TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN
                                                       BROKERAGE FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS.
                               4                       THE MANAGEMENT FEE SHOWN IN THE TABLE IS THE CONTRACTUAL FEE
                                                       THAT THE FUND HAS AGREED TO PAY RESPECTING THE INFORMATION
                                                       PORTFOLIO PURSUANT TO THE FUND'S MANAGEMENT AGREEMENT WITH
                                                       THE INVESTMENT MANAGER. THE INVESTMENT MANAGER ASSUMED ALL
                                                       OPERATING EXPENSES OF THE INFORMATION PORTFOLIO (EXCEPT FOR
                                                       BROKERAGE FEES) AND WAIVED THE COMPENSATION PROVIDED IN ITS
                                                       MANAGEMENT AGREEMENT IN RESPECT OF THE INFORMATION PORTFOLIO
                                                       UNTIL DECEMBER 31, 2001.


                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each individual designated as a primary portfolio manager of a particular Portfolio has been a primary portfolio manager of the Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.


                    Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Michael M. Luo, a Portfolio Manager of the Investment Manager.



                    Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Michael M. Luo, a Portfolio Manager of the Investment Manager.


                    High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Deanna L. Loughnane, an Executive Director of the Investment Manager.


                    Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Gary P. Herbert, a Vice President of the Investment Manager, is a current member of the team.


                    Income Builder Portfolio -- The Portfolio is managed by the Large Cap Value Equity team and Equity Income team. The Large Cap Value Equity team currently includes Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The Equity Income team currently includes Ellen Gold, a Vice President of the Investment Manager.

                    Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.

                    Capital Growth Portfolio -- The Portfolio is managed by the Capital Growth team of the Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager, and Gustave Scacco, an Assistant Vice President of the Investment Manager.


                    Global Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.

                    European Growth Portfolio -- The Portfolio is managed by the European Growth team. Current members of the team include Jeremy Lodwick, a Managing Director of the Sub-Advisor, and Hassan Elmasry, an Executive Director of the Sub-Advisor.

                    Pacific Growth Portfolio -- The Portfolio is managed by the Emerging Markets team and Japan team. Ashutosh Sinha, an Executive Director of the Sub-Advisor, is a current member of the Emerging Markets team. John R. Alkire, a Managing Director of the Sub-Advisor, is a current member of the Japan team.

                    Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.

                    S&P 500 Index Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, a Vice President of the Investment Manager.

                    Competitive Edge "Best Ideas" Portfolio -- The Portfolio is managed by the Competitive Edge-Best Ideas team of the Sector Fund Equity Group. Current members of the team include Mark Bavoso, a Managing Director of the Investment Manager, and Robert Rossetti, a Vice President of the Investment Manager.

                    Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.


                    Information Portfolio -- The Portfolio is managed by the Information team of the Sector Fund Equity Group. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    Strategist Portfolio -- Mark Bavoso, a Managing Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mr. Bavoso is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member of the team.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                               NET REALIZED
                                                                                               CAPITAL GAINS
                                                               DIVIDENDS                       DISTRIBUTIONS
                               ----------------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO         Declared and paid on each day   Declared and paid at least
                                                               the New York Stock Exchange is  once per calendar year, net open to shareholders as of the  short-term gains may be paid
                                                               close of business the           more frequently
                                                               preceding business day
                               ----------------------------------------------------------------------------------------------
                                LIMITED DURATION,              Declared and paid monthly       Declared and paid at least
                                QUALITY INCOME PLUS AND                                        once per year
                                HIGH YIELD PORTFOLIOS
                               ----------------------------------------------------------------------------------------------
                                UTILITIES, INCOME BUILDER,     Declared and paid quarterly     Declared and paid at least
                                DIVIDEND GROWTH, EQUITY AND                                    once per calendar year
                                STRATEGIST PORTFOLIOS
                               ----------------------------------------------------------------------------------------------
                                CAPITAL GROWTH,                Declared and paid at least      Declared and paid at least
                                EUROPEAN GROWTH,               once per calendar year          once per calendar year
                                GLOBAL DIVIDEND GROWTH,
                                PACIFIC GROWTH,
                                S&P 500 INDEX,
                                COMPETITIVE EDGE
                                "BEST IDEAS,"
                                AGGRESSIVE EQUITY AND
                                INFORMATION PORTFOLIOS
                               ----------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).


                                        NET ASSET
                                          VALUE               NET             NET REALIZED        TOTAL FROM
                                        BEGINNING         INVESTMENT         AND UNREALIZED       INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31                  OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1997                                     $ 1.00            $0.051               --                 $0.051             $(0.051)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                       1.00             0.051               --                  0.051              (0.051)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                       1.00             0.047               --                  0.047              (0.047)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                   1.00             0.058               --                  0.058              (0.058)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                      1.00             0.039               --                  0.039              (0.039)**
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                    1.00             0.033               --                  0.033              (0.033)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                       1.00             0.036               --                  0.036              (0.036)**
---------------------------------------------------------------------------------------------------------------------------------

 SHORT-TERM BOND

 CLASS X SHARES
 1999(e)                                   10.00              0.27               $(0.12)              0.15               (0.27)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                   9.88              0.51                 0.05               0.56               (0.48)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                      9.96              0.40(8)              0.26(8)            0.66               (0.45)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                    9.86              0.28                 0.09               0.37               (0.28)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                       9.95              0.35(8)              0.28(8)            0.63               (0.42)
---------------------------------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS

 CLASS X SHARES
 1997                                      10.37              0.70                 0.40               1.10               (0.70)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      10.77              0.68                 0.23               0.91               (0.68)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      11.00              0.67                (1.14)             (0.47)              (0.67)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                   9.86              0.68                 0.37               1.05               (0.69)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     10.22              0.61(8)              0.34(8)            0.95               (0.62)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                    9.80              0.38                 0.42               0.80               (0.39)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      10.21              0.57(8)              0.36(8)            0.93               (0.60)
---------------------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                              TOTAL                                          NET ASSETS
                       DISTRIBUTIONS TO   DIVIDENDS AND   NET ASSET VALUE                   END OF PERIOD
YEAR ENDED DECEMBER 31   SHAREHOLDERS     DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+      (000'S)
---------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1997                      --                $(0.051)         $ 1.00             5.23%        $335,578
---------------------------------------------------------------------------------------------------------
 1998                      --                 (0.051)           1.00             5.18          442,034
---------------------------------------------------------------------------------------------------------
 1999                      --                 (0.047)           1.00             4.80          435,643
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                 (0.058)           1.00             6.01          358,793
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.039)           1.00             3.94          452,765
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                 (0.033)           1.00             3.37(1)        13,813
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.036)           1.00             3.68          105,952
---------------------------------------------------------------------------------------------------------

 SHORT-TERM BOND

 CLASS X SHARES
 1999(e)                   --                  (0.27)           9.88             1.56(1)         3,175
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                  (0.48)           9.96             5.85            6,427
---------------------------------------------------------------------------------------------------------
 2001*                     --                  (0.45)          10.17             6.72           25,858
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                  (0.28)           9.95             3.82(1)         1,430
---------------------------------------------------------------------------------------------------------
 2001                      --                  (0.42)          10.16             6.49           25,050
---------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS

 CLASS X SHARES
 1997                      --                  (0.70)          10.77            11.09          474,990
---------------------------------------------------------------------------------------------------------
 1998                      --                  (0.68)          11.00             8.67          547,583
---------------------------------------------------------------------------------------------------------
 1999                      --                  (0.67)           9.86            (4.32)         456,132
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                  (0.69)          10.22            11.09          406,508
---------------------------------------------------------------------------------------------------------
 2001*                     --                  (0.62)          10.55             9.57          452,757
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                  (0.39)          10.21             8.31(1)         5,176
---------------------------------------------------------------------------------------------------------
 2001                      --                  (0.60)          10.54             9.33           54,115
---------------------------------------------------------------------------------------------------------

                        RATIOS TO AVERAGE NET ASSETS
                        ----------------------------   PORTFOLIO
                                     NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31   EXPENSES        INCOME          RATE
----------------------
 MONEY MARKET
 CLASS X SHARES
 1997                      0.52%           5.10%          N/A
----------------------
 1998                      0.52            5.04           N/A
----------------------
 1999                      0.52            4.68           N/A
----------------------
 2000(a)*                  0.52            5.83           N/A
----------------------
 2001*                     0.51            3.69           N/A
----------------------
 CLASS Y SHARES*
 2000(b)                   0.77(2)         5.86(2)        N/A
----------------------
 2001                      0.76            3.44           N/A
----------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                   0.62(2)(5)       4.83(2)(5)     56%(1)
----------------------
 2000(a)*                  0.98            5.08            16
----------------------
 2001*                     0.61(7)#        3.84(7)(8)     133
----------------------
 CLASS Y SHARES*
 2000(b)                   1.17(2)         5.00(2)         16
----------------------
 2001                      0.86(7)#        3.59(7)(8)     133
----------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1997                      0.53            6.71           171
----------------------
 1998                      0.52            6.23           152
----------------------
 1999                      0.52            6.45           119
----------------------
 2000(a)*                  0.52            6.90           105
----------------------
 2001*                     0.53            5.82(8)        150
----------------------
 CLASS Y SHARES*
 2000(b)                   0.77(2)         6.53(2)        105
----------------------
 2001                      0.78            5.57(8)        150
----------------------

                                        NET ASSET
                                          VALUE               NET             NET REALIZED        TOTAL FROM
                                        BEGINNING         INVESTMENT         AND UNREALIZED       INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31                  OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1997                                     $ 6.18             $0.75               $(0.06)            $ 0.69             $(0.75)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                       6.12              0.71                (1.05)             (0.34)             (0.71)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                       5.07              0.68                (0.74)             (0.06)             (0.68)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                   4.33              0.66                (1.90)             (1.24)             (0.66)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                      2.43              0.33(8)             (1.09)(8)          (0.76)             (0.34)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                    3.92              0.37                (1.48)             (1.11)             (0.38)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                       2.43              0.32(8)             (1.08)(8)          (0.76)             (0.34)
---------------------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                                      15.34              0.57                 3.46               4.03              (0.57)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      18.59              0.57                 3.68               4.25              (0.57)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      21.25              0.55                 2.08               2.63              (0.55)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  22.90              0.49                 0.17               0.66              (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     21.69              0.39(8)             (5.74)(8)          (5.35)             (0.41)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   22.98              0.24                 0.19               0.43              (0.35)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      21.68              0.35(8)             (5.74)(8)          (5.39)             (0.37)
---------------------------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1997(c)                                   10.00              0.44                 1.76               2.20              (0.44)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      11.76              0.56                (0.19)              0.37              (0.56)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      11.46              0.58                 0.21               0.79              (0.56)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  11.44              0.55                (0.54)              0.01              (0.56)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     10.86              0.47(8)             (0.22)(8)           0.25              (0.50)++
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   11.15              0.32                (0.21)              0.11              (0.39)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      10.85              0.42(8)             (0.19)(8)           0.23              (0.48)++
---------------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                                      18.40              0.41                 4.20               4.61              (0.41)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      21.60              0.41                 2.58               2.99              (0.41)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      22.13              0.39                (0.55)             (0.16)             (0.39)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  18.32              0.31                 0.02               0.33              (0.33)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     14.50              0.26                (1.02)             (0.76)             (0.26)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   17.79              0.12                 0.62               0.74              (0.22)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      14.49              0.22                (1.01)             (0.79)             (0.23)
---------------------------------------------------------------------------------------------------------------------------------


                                              TOTAL                                          NET ASSETS
                       DISTRIBUTIONS TO   DIVIDENDS AND   NET ASSET VALUE                   END OF PERIOD
YEAR ENDED DECEMBER 31   SHAREHOLDERS     DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+      (000'S)
---------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1997                      --                $(0.75)          $ 6.12            11.87%       $  368,061
---------------------------------------------------------------------------------------------------------
 1998                      --                 (0.71)            5.07            (6.20)          364,079
---------------------------------------------------------------------------------------------------------
 1999                      --                 (0.68)            4.33            (1.33)          279,683
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                 (0.66)            2.43           (32.22)          128,646
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.34)            1.33           (33.75)           64,470
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                 (0.38)            2.43           (30.02)(1)         1,947
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.34)            1.33           (33.92)            6,163
---------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                       $(0.21)           (0.78)           18.59            27.15           458,134
---------------------------------------------------------------------------------------------------------
 1998                        (1.02)           (1.59)           21.25            23.76           560,803
---------------------------------------------------------------------------------------------------------
 1999                        (0.43)           (0.98)           22.90            12.71           580,487
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (1.38)           (1.87)           21.69             3.03           551,734
---------------------------------------------------------------------------------------------------------
 2001*                       (1.20)           (1.61)           14.73           (25.75)          327,749
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (1.38)           (1.73)           21.68             2.07(1)         19,069
---------------------------------------------------------------------------------------------------------
 2001                        (1.20)           (1.57)           14.72           (25.98)           24,550
---------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1997(c)                   --                 (0.44)           11.76            22.38(1)         55,423
---------------------------------------------------------------------------------------------------------
 1998                        (0.11)           (0.67)           11.46             3.21            87,769
---------------------------------------------------------------------------------------------------------
 1999                        (0.25)++         (0.81)           11.44             7.06            81,616
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (0.03)++         (0.59)           10.86             0.17            59,383
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.50)           10.61             2.30            63,060
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (0.02)++         (0.41)           10.85             1.06(1)            965
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.48)           10.60             2.10             7,147
---------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                        (1.00)           (1.41)           21.60            25.61         1,905,906
---------------------------------------------------------------------------------------------------------
 1998                        (2.05)           (2.46)           22.13            14.28         2,249,927
---------------------------------------------------------------------------------------------------------
 1999                        (3.26)           (3.65)           18.32            (2.39)        2,033,814
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (3.82)           (4.15)           14.50             5.30         1,552,724
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.26)           13.48            (5.20)        1,258,863
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (3.82)           (4.04)           14.49             7.65(1)         19,083
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.23)           13.47            (5.42)           60,393
---------------------------------------------------------------------------------------------------------

                        RATIOS TO AVERAGE NET ASSETS
                        ----------------------------   PORTFOLIO
                                     NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31   EXPENSES     INCOME (LOSS)      RATE
----------------------
 HIGH YIELD
 CLASS X SHARES
 1997                      0.53%          12.44%          95%
----------------------
 1998                      0.53           12.27           93
----------------------
 1999                      0.53           14.05           48
----------------------
 2000(a)*                  0.54           17.40            9
----------------------
 2001*                     0.59           17.33(8)        81
----------------------
 CLASS Y SHARES*
 2000(b)                   0.79(2)        20.95(2)         9
----------------------
 2001                      0.84           17.08(8)        81
----------------------
 UTILITIES
 CLASS X SHARES
 1997                      0.67            3.48           13
----------------------
 1998                      0.67            2.89            7
----------------------
 1999                      0.67            2.51           10
----------------------
 2000(a)*                  0.66            2.16           13
----------------------
 2001*                     0.67            2.19(8)        32
----------------------
 CLASS Y SHARES*
 2000(b)                   0.91(2)         1.93(2)        13
----------------------
 2001                      0.92            1.94(8)        32
----------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                   0.15(2)(3)       5.73(2)(3)    41(1)
----------------------
 1998                      0.81            5.09           54
----------------------
 1999                      0.81            4.98           43
----------------------
 2000(a)*                  0.81            5.07           51
----------------------
 2001*                     0.81            4.34(8)        45
----------------------
 CLASS Y SHARES*
 2000(b)                   1.06(2)         5.17(2)        51
----------------------
 2001                      1.06            3.88(8)        45
----------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1997                      0.54            2.06           28
----------------------
 1998                      0.53            1.85           45
----------------------
 1999                      0.52            1.82           81
----------------------
 2000(a)*                  0.54            2.07           34
----------------------
 2001*                     0.55            1.86           19
----------------------
 CLASS Y SHARES*
 2000(b)                   0.79(2)         1.59(2)        34
----------------------
 2001                      0.80            1.61           19
----------------------

                                        NET ASSET
                                          VALUE               NET             NET REALIZED        TOTAL FROM
                                        BEGINNING         INVESTMENT         AND UNREALIZED       INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31                  OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 CAPITAL GROWTH

 CLASS X SHARES
 1997                                     $16.65            $ 0.01               $ 3.90             $ 3.91             $(0.08)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      18.29             (0.05)                3.59               3.54             --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      20.36            --                     6.12               6.12             --
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  23.73              0.10                 0.28               0.38             --
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     20.06              0.03                (5.13)             (5.10)             (0.10)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   24.55              0.03                (0.50)             (0.47)            --
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      20.03             (0.01)               (5.12)             (5.13)             (0.09)
---------------------------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1997                                      13.13              0.22                 1.37               1.59              (0.23)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      13.89              0.24                 1.45               1.69              (0.24)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      13.82              0.27                 1.71               1.98              (0.29)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  14.44              0.24                (0.64)             (0.40)             (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     12.73              0.21                (1.00)             (0.79)             (0.33)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   13.96              0.08                (0.11)             (0.03)            --
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      12.71              0.15                (0.96)             (0.81)             (0.33)
---------------------------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1997                                      21.56              0.21                 3.19               3.40              (0.24)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      23.54              0.15                 5.53               5.68              (0.31)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      27.18              0.25                 6.91               7.16              (0.19)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  31.47              0.13                (1.43)             (1.30)             (0.18)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     25.37              0.13                (4.47)             (4.34)             (0.26)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   32.26             (0.03)               (2.10)             (2.13)             (0.18)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      25.33              0.05                (4.42)             (4.37)             (0.25)
---------------------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1997                                       9.96              0.12                (3.82)             (3.70)             (0.14)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                       6.12              0.06                (0.75)             (0.69)             (0.28)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                       5.15              0.04                 3.33               3.37              (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                   8.46            --                    (2.78)             (2.78)             (0.12)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                      5.56             (0.01)               (1.50)             (1.51)             (0.07)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                    7.70             (0.01)               (2.01)             (2.02)             (0.12)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                       5.56             (0.02)               (1.49)             (1.51)             (0.07)
---------------------------------------------------------------------------------------------------------------------------------


                                              TOTAL                                          NET ASSETS
                       DISTRIBUTIONS TO   DIVIDENDS AND   NET ASSET VALUE                   END OF PERIOD
YEAR ENDED DECEMBER 31   SHAREHOLDERS     DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+      (000'S)
---------------------------------------------------------------------------------------------------------

 CAPITAL GROWTH

 CLASS X SHARES
 1997                       $(2.19)          $(2.27)          $18.29            24.54%        $127,100
---------------------------------------------------------------------------------------------------------
 1998                        (1.47)           (1.47)           20.36            19.63          138,603
---------------------------------------------------------------------------------------------------------
 1999                        (2.75)           (2.75)           23.73            33.29          171,251
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (4.05)           (4.05)           20.06             1.28          183,151
---------------------------------------------------------------------------------------------------------
 2001*                       (1.20)           (1.30)           13.66           (26.31)         103,764
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (4.05)           (4.05)           20.03            (2.24)(1)        3,551
---------------------------------------------------------------------------------------------------------
 2001                        (1.20)           (1.29)           13.61           (26.49)           6,615
---------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND
GROWTH

 CLASS X SHARES
 1997                        (0.60)           (0.83)           13.89            12.04          481,613
---------------------------------------------------------------------------------------------------------
 1998                        (1.52)           (1.76)           13.82            12.53          484,228
---------------------------------------------------------------------------------------------------------
 1999                        (1.07)           (1.36)           14.44            14.65          506,929
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (1.22)           (1.31)           12.73            (2.50)         373,770
---------------------------------------------------------------------------------------------------------
 2001*                       (0.14)           (0.47)           11.47            (6.25)         285,158
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (1.22)           (1.22)           12.71             0.07(1)         2,211
---------------------------------------------------------------------------------------------------------
 2001                        (0.14)           (0.47)           11.43            (6.44)          10,494
---------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1997                        (1.18)           (1.42)           23.54            16.07          391,441
---------------------------------------------------------------------------------------------------------
 1998                        (1.73)           (2.04)           27.18            23.96          510,638
---------------------------------------------------------------------------------------------------------
 1999                        (2.68)           (2.87)           31.47            29.11          579,705
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (4.62)           (4.80)           25.37            (4.92)         508,366
---------------------------------------------------------------------------------------------------------
 2001*                       (4.06)           (4.32)           16.71           (17.76)         316,196
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (4.62)           (4.80)           25.33            (7.39)(1)       10,580
---------------------------------------------------------------------------------------------------------
 2001                        (4.06)           (4.31)           16.65           (17.92)          20,858
---------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1997                      --                 (0.14)            6.12           (37.70)          68,904
---------------------------------------------------------------------------------------------------------
 1998                      --                 (0.28)            5.15           (10.40)          52,842
---------------------------------------------------------------------------------------------------------
 1999                      --                 (0.06)            8.46            66.09          115,927
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                 (0.12)            5.56           (33.46)          64,209
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.07)            3.98           (27.42)          33,138
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                 (0.12)            5.56           (26.72)(1)          728
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.07)            3.98           (27.26)           1,640
---------------------------------------------------------------------------------------------------------

                        RATIOS TO AVERAGE NET ASSETS
                        ----------------------------   PORTFOLIO
                                     NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31   EXPENSES     INCOME (LOSS)      RATE
----------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1997                      0.71%           0.01%          139%
----------------------
 1998                      0.70           (0.26)          248
----------------------
 1999                      0.72            0.02           575
----------------------
 2000(a)*                  0.69            0.43           349
----------------------
 2001*                     0.70            0.20           323
----------------------
 CLASS Y SHARES*
 2000(b)                   0.94(2)         0.30(2)        349
----------------------
 2001                      0.95           (0.05)          323
----------------------
 GLOBAL DIVIDEND
GROWTH
 CLASS X SHARES
 1997                      0.84            1.61            48
----------------------
 1998                      0.84            1.68            52
----------------------
 1999                      0.83            1.90            43
----------------------
 2000(a)*                  0.80            1.88            40
----------------------
 2001*                     0.80            1.76             9
----------------------
 CLASS Y SHARES*
 2000(b)                   1.05(2)         1.14(2)         40
----------------------
 2001                      1.05            1.51             9
----------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1997                      1.12            1.04            45
----------------------
 1998                      1.11            0.65            56
----------------------
 1999                      1.04            0.87            55
----------------------
 2000(a)*                  1.00            0.46            78
----------------------
 2001*                     1.02            0.68            82
----------------------
 CLASS Y SHARES*
 2000(b)                   1.25(2)        (0.18)(2)        78
----------------------
 2001                      1.27            0.43            82
----------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1997                      1.44            1.09            58
----------------------
 1998                      1.51            0.91           112
----------------------
 1999                      1.42            0.85           105
----------------------
 2000(a)*                  1.21            0.01            46
----------------------
 2001*                     1.73           (0.28)          124
----------------------
 CLASS Y SHARES*
 2000(b)                   1.46(2)        (0.20)(2)        46
----------------------
 2001                      1.98           (0.53)          124
----------------------

                                        NET ASSET
                                          VALUE               NET             NET REALIZED        TOTAL FROM
                                        BEGINNING         INVESTMENT         AND UNREALIZED       INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31                  OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1997                                     $26.39            $ 0.18              $  9.27             $  9.45            $(0.18)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      33.58              0.25                 9.47                9.72             (0.25)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      38.58              0.22                20.48               20.70             (0.22)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  53.88              0.30                (6.46)              (6.16)            (0.29)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     39.68              0.15               (10.12)              (9.97)            (0.16)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   49.12              0.21                (1.68)              (1.47)            (0.24)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      39.66              0.06               (10.09)             (10.03)            (0.10)
---------------------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(d)                                   10.00              0.06                 1.16                1.22            --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      11.22              0.06                 2.21                2.27             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  13.43              0.12                (1.37)              (1.25)            (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     12.05              0.10                (1.57)              (1.47)            (0.10)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   13.47              0.04                (1.34)              (1.30)            (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      12.04              0.08                (1.58)              (1.50)            (0.10)
---------------------------------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE "BEST IDEAS"

 CLASS X SHARES
 1998(d)                                   10.00              0.07                (0.25)              (0.18)           --
---------------------------------------------------------------------------------------------------------------------------------
 1999                                       9.82              0.06                 2.56                2.62             (0.07)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  12.37              0.06                (2.20)              (2.14)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     10.18              0.05                (2.36)              (2.31)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   12.03            --                    (1.82)              (1.82)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      10.16              0.02                (2.35)              (2.33)            (0.05)
---------------------------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(e)                                   10.00              0.05                 4.55                4.60             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  14.57              0.05                (0.30)              (0.25)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     14.31              0.02                (4.09)              (4.07)            (0.04)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   14.66              0.03                (0.39)              (0.36)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      14.29             (0.01)               (4.08)              (4.09)            (0.03)
---------------------------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES*
 2000(f)                                   10.00              0.06                (0.75)              (0.69)           --
---------------------------------------------------------------------------------------------------------------------------------
 2001                                       9.31              0.08                (4.07)              (3.99)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(f)                                   10.00              0.05                (0.74)              (0.69)           --
---------------------------------------------------------------------------------------------------------------------------------
 2001                                       9.31              0.06                (4.06)              (4.00)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------


                                              TOTAL                                          NET ASSETS
                       DISTRIBUTIONS TO   DIVIDENDS AND   NET ASSET VALUE                   END OF PERIOD
YEAR ENDED DECEMBER 31   SHAREHOLDERS     DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+      (000'S)
---------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1997                       $(2.08)          $(2.26)          $33.58            37.43%       $  823,090
---------------------------------------------------------------------------------------------------------
 1998                        (4.47)           (4.72)           38.58            30.45         1,138,413
---------------------------------------------------------------------------------------------------------
 1999                        (5.18)           (5.40)           53.88            58.59         2,083,071
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (7.75)           (8.04)           39.68           (12.35)        1,818,134
---------------------------------------------------------------------------------------------------------
 2001*                       (6.89)           (7.05)           22.66           (26.87)        1,022,335
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (7.75)           (7.99)           39.66            (3.99)(1)        31,903
---------------------------------------------------------------------------------------------------------
 2001                        (6.89)           (6.99)           22.64           (27.07)           61,110
---------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(d)                   --                --                11.22            12.20(1)         48,732
---------------------------------------------------------------------------------------------------------
 1999                        (0.03)           (0.06)           13.43            20.23           185,963
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (0.06)           (0.13)           12.05            (9.38)          210,530
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.10)           10.48           (12.23)          165,465
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (0.06)           (0.13)           12.04            (9.73)(1)        12,724
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.10)           10.44           (12.53)           46,134
---------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE
"BEST IDEAS"

 CLASS X SHARES
 1998(d)                   --                --                 9.82            (1.90)(1)        36,539
---------------------------------------------------------------------------------------------------------
 1999                      --                 (0.07)           12.37            26.88            62,295
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                 (0.05)           10.18           (17.39)           69,882
---------------------------------------------------------------------------------------------------------
 2001*                       (0.64)           (0.70)            7.17           (23.33)           40,084
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                 (0.05)           10.16           (15.22)(1)         4,666
---------------------------------------------------------------------------------------------------------
 2001                        (0.64)           (0.69)            7.14           (23.53)            5,869
---------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(e)                   --                 (0.03)           14.57            46.08(1)         38,197
---------------------------------------------------------------------------------------------------------
 2000(a)*                  --                 (0.01)           14.31            (1.75)          138,657
---------------------------------------------------------------------------------------------------------
 2001*                     --                 (0.04)           10.20           (28.46)           69,418
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                   --                 (0.01)           14.29            (2.48)(1)        13,392
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.03)           10.17           (28.61)           18,652
---------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES*
 2000(f)                   --                --                 9.31            (6.90)(1)         2,686
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.01)            5.31           (42.87)            4,434
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(f)                   --                --                 9.31            (6.90)(1)         1,915
---------------------------------------------------------------------------------------------------------
 2001                      --                 (0.01)            5.30           (42.99)            7,427
---------------------------------------------------------------------------------------------------------

                        RATIOS TO AVERAGE NET ASSETS
                        ----------------------------   PORTFOLIO
                                     NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31   EXPENSES     INCOME (LOSS)      RATE
----------------------
 EQUITY
 CLASS X SHARES
 1997                      0.52%           0.61%          145%
----------------------
 1998                      0.52            0.73           257
----------------------
 1999                      0.51            0.54           323
----------------------
 2000(a)*                  0.50            0.62           402
----------------------
 2001*                     0.51            0.55           329
----------------------
 CLASS Y SHARES*
 2000(b)                   0.75(2)         0.85(2)        402
----------------------
 2001                      0.76            0.30           329
----------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(d)                  --   (4)         1.85(2)(4)       2(1)
----------------------
 1999                      0.48(5)         1.03(5)          1
----------------------
 2000(a)*                  0.45            0.88             3
----------------------
 2001*                     0.46            0.95             4
----------------------
 CLASS Y SHARES*
 2000(b)                   0.71(2)         0.60(2)          3
----------------------
 2001                      0.71            0.70             4
----------------------
 COMPETITIVE EDGE
"BEST IDEAS"
 CLASS X SHARES
 1998(d)                  --   (4)         1.74(2)(4)      31(1)
----------------------
 1999                      0.56(5)         0.72(5)         54
----------------------
 2000(a)*                  0.71            0.50            70
----------------------
 2001*                     0.75            0.55            47
----------------------
 CLASS Y SHARES*
 2000(b)                   0.96(2)         0.06(2)         70
----------------------
 2001                      1.00            0.30            47
----------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(e)                   0.52(2)(5)       0.86(2)(5)    108(1)
----------------------
 2000(a)*                  0.82            0.32           414
----------------------
 2001*                     0.84            0.21           409
----------------------
 CLASS Y SHARES*
 2000(b)                   1.05(2)         0.32(2)        414
----------------------
 2001                      1.09           (0.04)          409
----------------------
 INFORMATION
 CLASS X SHARES*
 2000(f)                  --   (6)         3.80(1)(2)(6)      1(1)
----------------------
 2001                     --   (7)         1.27(7)        170
----------------------
 CLASS Y SHARES*
 2000(f)                   0.25(2)(6)       3.55(2)(6)      1(1)
----------------------
 2001                      0.25(7)         1.02(7)        170
----------------------

                                        NET ASSET
                                          VALUE               NET             NET REALIZED        TOTAL FROM
                                        BEGINNING         INVESTMENT         AND UNREALIZED       INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31                  OF PERIOD        INCOME (LOSS)        GAIN (LOSS)         OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1997                                     $13.72             $0.45               $ 1.40             $ 1.85             $(0.45)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                      14.80              0.36                 3.40               3.76              (0.36)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                      16.64              0.40                 2.46               2.86              (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)*                                  19.10              0.50                (0.20)              0.30              (0.48)
---------------------------------------------------------------------------------------------------------------------------------
 2001*                                     16.66              0.38(8)             (2.05)(8)          (1.67)             (0.39)
---------------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                                   19.29              0.49                (0.51)             (0.02)             (0.36)
---------------------------------------------------------------------------------------------------------------------------------
 2001                                      16.65              0.32(8)             (2.03)(8)          (1.71)             (0.35)
---------------------------------------------------------------------------------------------------------------------------------

(A)                     PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES.
                        ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN
                        DESIGNATED CLASS X SHARES.

(B)                     FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER
                        31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)                     JANUARY 21, 1997.

(D)                     MAY 18, 1998.

(E)                     MAY 4, 1999.

(F)                     NOVEMBER 6, 2000.

*                       THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER
                        OF SHARES OUTSTANDING DURING THE PERIOD.

**                      INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+                       CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST
                        BUSINESS DAY OF THE PERIOD.

++                      DISTRIBUTION FROM PAID-IN-CAPITAL.

++                      INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

#                       DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

(1)                     NOT ANNUALIZED.

(2)                     ANNUALIZED.

(3)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND
                        WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997
                        THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF
                        EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS
                        WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.

(4)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND
                        WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998
                        THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS"
                        AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT
                        INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND
                        0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND
                        0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(5)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND
                        WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999
                        THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND
                        FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR
                        SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD
                        JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX
                        AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS
                        DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH
                        DECEMBER 31, 1999, THE RATIO OF EXPENSES AND NET INVESTMENT
                        INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77%
                        AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS",
                        2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41%
                        AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48%
                        AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.


                                              TOTAL                                          NET ASSETS
                       DISTRIBUTIONS TO   DIVIDENDS AND   NET ASSET VALUE                   END OF PERIOD
YEAR ENDED DECEMBER 31   SHAREHOLDERS     DISTRIBUTIONS    END OF PERIOD    TOTAL RETURN+      (000'S)
---------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1997                       $(0.32)          $(0.77)          $14.80            13.71%        $497,028
---------------------------------------------------------------------------------------------------------
 1998                        (1.56)           (1.92)           16.64            26.55          633,934
---------------------------------------------------------------------------------------------------------
 1999                      --                 (0.40)           19.10            17.35          729,701
---------------------------------------------------------------------------------------------------------
 2000(a)*                    (2.26)           (2.74)           16.66             1.64          701,294
---------------------------------------------------------------------------------------------------------
 2001*                       (0.66)           (1.05)           13.94           (10.18)         522,655
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                     (2.26)           (2.62)           16.65            (0.02)(1)       23,375
---------------------------------------------------------------------------------------------------------
 2001                        (0.66)           (1.01)           13.93           (10.40)          47,886
---------------------------------------------------------------------------------------------------------

                        RATIOS TO AVERAGE NET ASSETS
                        ----------------------------   PORTFOLIO
                                     NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31   EXPENSES     INCOME (LOSS)      RATE
----------------------
 STRATEGIST
 CLASS X SHARES
 1997                      0.52%          3.09%           159%
----------------------
 1998                      0.52           2.32             84
----------------------
 1999                      0.52           2.24            120
----------------------
 2000(a)*                  0.52           2.68            126
----------------------
 2001*                     0.52           2.53(8)         124
----------------------
 CLASS Y SHARES*
 2000(b)                   0.77(2)        2.77(2)         126
----------------------
 2001                      0.77           2.28(8)         124
----------------------

(A)                     PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES.
                        ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN
                        DESIGNATED CLASS X SHARES.

(B)                     FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER
                        31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)                     JANUARY 21, 1997.

(D)                     MAY 18, 1998.

(E)                     MAY 4, 1999.

(F)                     NOVEMBER 6, 2000.

*                       THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER
                        OF SHARES OUTSTANDING DURING THE PERIOD.

**                      INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+                       CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST
                        BUSINESS DAY OF THE PERIOD.

++                      DISTRIBUTION FROM PAID-IN-CAPITAL.

++                      INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

#                       DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

(1)                     NOT ANNUALIZED.

(2)                     ANNUALIZED.

(3)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND
                        WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997
                        THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF
                        EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS
                        WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.

(4)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND
                        WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998
                        THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS"
                        AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT
                        INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND
                        0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND
                        0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(5)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND
                        WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999
                        THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND
                        FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR
                        SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD
                        JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX
                        AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS
                        DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH
                        DECEMBER 31, 1999, THE RATIO OF EXPENSES AND NET INVESTMENT
                        INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77%
                        AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS",
                        2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41%
                        AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48%
                        AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(6)                     IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES
                        (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE
                        FOR THE PERIOD NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000
                        FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT
                        INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82%, AND
                        1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%,
                        RESPECTIVELY, FOR CLASS Y SHARES.

(7)                     IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES
                        (EXCEPT FOR DISTRIBUTION FEES) FOR SHORT-TERM BOND, AT 0.50%
                        OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH
                        DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT
                        FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE
                        YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF
                        EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
                        ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR
                        SHORT-TERM BOND CLASS X SHARES AND 0.90% AND 3.55%,
                        RESPECTIVELY, FOR SHORT-TERM BOND CLASS Y SHARES AND 1.62%
                        AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES
                        AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y
                        SHARES.

(8)                     EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE
                        PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
                        INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND
                        DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
                        THE YEAR ENDED DECEMBER 31, 2001 FOR SHORT-TERM BOND,
                        QUALITY INCOME PLUS, HIGH YIELD, UTILITIES, INCOME BUILDER
                        AND STRATEGIST WAS TO DECREASE NET INVESTMENT INCOME PER
                        SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN/LOSS PER
                        SHARE BY $0.07, $0.01, $0.01, $0.01, $0.03 AND $0.01,
                        RESPECTIVELY, AND TO DECREASE THE RATIO OF NET INVESTMENT
                        INCOME TO AVERAGE NET ASSETS BY 0.66%, 0.12%, 0.28%, 0.05%,
                        0.23% AND 0.06%, RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA
                        PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN
                        RESTATED TO REFLECT THIS CHANGE.

Notes

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 68

Notes

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                                                                              69

  Morgan Stanley Variable Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                       PROSPECTUS -  MAY 1, 2002

Morgan Stanley
                                                      VARIABLE INVESTMENT SERIES
                                                                         CLASS Y

Morgan Stanley Variable Investment Series is a mutual fund comprised of 17 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

 The Money Market Portfolio           The European Growth Portfolio
 The Limited Duration Portfolio       The Pacific Growth Portfolio
 The Quality Income Plus Portfolio    The Equity Portfolio
 The High Yield Portfolio             The S&P 500 Index Portfolio
 The Utilities Portfolio              The Competitive Edge "Best Ideas"
                                       Portfolio
 The Income Builder Portfolio         The Aggressive Equity Portfolio
 The Dividend Growth Portfolio        The Information Portfolio
 The Capital Growth Portfolio         The Strategist Portfolio
 The Global Dividend Growth
  Portfolio

Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Northbrook Life Insurance Company or Glenbrook Life and Annuity Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents

Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE LIMITED DURATION PORTFOLIO .............................                   4
                          THE QUALITY INCOME PLUS PORTFOLIO ..........................                   7
                          THE HIGH YIELD PORTFOLIO ...................................                  10
                          THE UTILITIES PORTFOLIO ....................................                  13
                          THE INCOME BUILDER PORTFOLIO ...............................                  16
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  19
                          THE CAPITAL GROWTH PORTFOLIO ...............................                  21
                          THE GLOBAL DIVIDEND GROWTH PORTFOLIO .......................                  23
                          THE EUROPEAN GROWTH PORTFOLIO ..............................                  25
                          THE PACIFIC GROWTH PORTFOLIO ...............................                  28
                          THE EQUITY PORTFOLIO .......................................                  31
                          THE S&P 500 INDEX PORTFOLIO ................................                  33
                          THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO ................                  35
                          THE AGGRESSIVE EQUITY PORTFOLIO ............................                  38
                          THE INFORMATION PORTFOLIO ..................................                  41
                          THE STRATEGIST PORTFOLIO ...................................                  44
Additional Investment
Strategy Information      ............................................................                  47
Additional Risk
Information               ............................................................                  48
Portfolio Management      ............................................................                  53
Shareholder Information   PRICING FUND SHARES ........................................                  56
                          PLAN OF DISTRIBUTION .......................................                  56
                          DISTRIBUTIONS ..............................................                  56
                          TAX CONSEQUENCES ...........................................                  57
Financial Highlights      ............................................................                  58

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors

                    Morgan Stanley Variable Investment Series (the "Fund") is comprised of 17 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):

                               INSURANCE COMPANY               TYPE OF POLICY
                               -----------------------------------------------------------------------------
                                  Northbrook Life Insurance    Certain Flexible Premium Variable Annuity and
                                                    Company    Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Deferred Variable
                                        Company of New York    Annuity Contracts
                               -----------------------------------------------------------------------------
                                 Glenbrook Life and Annuity    Certain Flexible Premium Deferred Variable
                                                    Company    Annuity Contracts and Certain Flexible
                                                               Premium Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.

                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities.

                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class Y shares.
[End Sidebar]
                    to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  3.68%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.30%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.53% (quarter ended December 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR   (SINCE 6/5/00)
                               ------------------------------------------------------------------------
                                The Money Market Portfolio                     3.68%           4.51%
                               ------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]
               The Limited Duration Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Limited Duration Portfolio (formerly named the Short-Term Bond Portfolio) seeks to provide a high level of current income consistent with the preservation of capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds, including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends and other factors and seeks to maintain an overall weighted average maturity for the Portfolio of less than three years.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager

                    (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgaged-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  6.49%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.25%.


During the period shown in the bar chart, the highest return for a calendar quarter was 3.66% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was 0.44% (quarter ended December 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 --------------------------------------------------------------
                                              LIFE OF PORTFOLIO
                                 PAST 1 YEAR   (SINCE 6/5/00)
 --------------------------------------------------------------
  The Limited Duration
  Portfolio                          6.49%             6.60%
 --------------------------------------------------------------
  Lehman Brothers U.S. Credit
  Index (1-5)(1)                     9.73%            10.40%
 --------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) (FORMERLY LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE DEBT INDEX) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The Quality Income Plus Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S.
                    Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment
                    Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. government and other debt securities in which it may invest.

                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

                    Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk is the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  9.33%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -1.05%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 4.02% (September 30, 2001) and the lowest return for a calendar quarter was 0.41% (quarter ended June 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ------------------------------------------------------------------------
                                                                                      LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR   (SINCE 6/5/00)
                               ------------------------------------------------------------------------
                                The Quality Income Plus Portfolio            9.33%            11.35%
                               ------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Index(1)      8.44%            10.68%
                               ------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT- GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The High Yield Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's or BBB or lower by S&P or in nonrated securities considered by the Investment
                    Manager to be appropriate investments for the Portfolio.
                    These securities are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments.

                    In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

                    In addition to junk bonds, the Portfolio may invest in the following:

                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated higher than Baa or BBB (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.

                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its net assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.
[End Sidebar]

                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -33.92%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.45%.


During the period shown in the bar chart, the highest return for a calendar quarter was -3.77% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -17.23% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                The High Yield Portfolio                         -33.92%           -38.78%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Corporate High
                                Yield Index(1)                                     5.28%             1.19%
                               ----------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry.
                    These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies.

                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.

                    The Portfolio may invest up to 20% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -25.98%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -2.28%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was -1.89% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -15.37% (quarter ended September 30, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  The Utilities Portfolio                -25.98%           -16.34%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -13.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Income Builder Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs").
                    The "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks of large capitalization companies with a record of paying dividends and which in the opinion of the Investment Manager have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small and mid-cap companies -- including synthetic and enhanced convertibles.
                    The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions.

                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small and mid-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/ reward balance, valuation and the prospects for growth.

                    The Portfolio may invest up to 25% of its assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

                    The Portfolio may invest up to 10% of its assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

                    Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend.

                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investment in common stocks. In particular the prices of common stocks can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small and midcap companies, the Portfolio is subject to the specific risks associated with investing in small and midcap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.

                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  2.10%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 3.04%.


During the period shown in the bar chart, the highest return for a calendar quarter was 5.24% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -7.43% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                The Income Builder Portfolio                       2.10%             2.02%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will invest at least 80% of its assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to develop a number of common stocks which are undervalued and which have a record of paying dividends. The Investment
                    Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio. The Investment Manager attempts to avoid investment in speculative securities or those with speculative characteristics.

                    The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its investments in common stock. In particular the prices of common stock may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -5.42%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 5.34%.


During the period shown in the bar chart, the highest return for a calendar quarter was 9.04% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.23% (quarter ended September 30, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                The Dividend Growth Portfolio                     -5.42%             1.15%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Capital Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Capital Growth Portfolio seeks long term capital growth.


                    On April 25, 2002, the Fund's Board of Trustees approved the adoption of a Plan of Liquidation (the "Plan") for the Portfolio pursuant to which the assets of the Portfolio would be liquidated and the proceeds, net of expenses, would be distributed to shareholders.



                    Implementation of the Plan is subject to the approval of shareholders of the Portfolio. A Special Meeting of Shareholders of the Portfolio will be held on or about August 20, 2002 for the purpose of voting on the proposed Plan.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 65% of its assets in common stocks. The "Investment Manager," Morgan
                    Stanley Investment Advisors Inc., utilizes a two-stage computerized screening process designed to find companies that demonstrate a history of consistent growth in earnings and revenues over the past several years, and have solid future earnings growth characteristics and attractive valuations. Dividend income is not a consideration in this stock selection process. Companies meeting these requirements are potential candidates for investment by the Portfolio. The Investment Manager may modify the screening process and/or may utilize additional or different screening processes in connection with the Portfolio's investments.

                    The Portfolio may invest up to 35% of its assets in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, investment grade fixed-income securities (including zero coupon securities), convertible securities, unit offerings involving a combination of a debt security and a convertible security and/or warrant and real estate investment trusts (commonly known as "REITs").

                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Capital Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -26.49%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.44%.


During the period shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -16.50% (quarter ended September 30, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  The Capital Growth Portfolio           -26.49%           -18.96%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -13.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potental to rise in price and pay out income.
[End Sidebar]
               The Global Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The
                    "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment
                    Manager.

                    Up to 20% of the Portfolio's assets may be invested as follows:

                    - Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of Investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by among other things political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -6.44%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 3.32%.


During the period shown in the bar chart, the highest return for a calendar quarter was 10.54% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -12.00% (quarter ended September 30, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  The Global Dividend Growth
  Portfolio                               -6.44%            -4.11%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -16.82%           -17.72%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE
     ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The European Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden,
                    Switzerland and Italy. The Portfolio invests in at least three separate countries.

                    The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.

                    The Investment Manager and the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -17.92%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.66%.


During the period shown in the bar chart, the highest return for a calendar quarter was 9.47% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -14.92% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  The European Growth Portfolio      -17.92%               -16.01%
 ------------------------------------------------------------------
  MSCI World Index(1)                -16.82%               -17.72%
 ------------------------------------------------------------------
  MSCI Europe Index(2)               -15.54%               -15.39%
 ------------------------------------------------------------------



 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL, AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Pacific Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which are (i) organized under the laws of and have a principal place of business in Asia, Australia or New Zealand or (ii) derives at least 50% of their total revenues from business in such areas. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India,
                    Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio may invest more than 25% of its assets in Japan, Hong Kong, South Korea and Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.

                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

                    The Portfolio generally invests principally in equity securities but may also invest without limitation in fixed-income obligations issued or guaranteed by an Asian country or Australia or New Zealand when the Investment Manager or the Sub-Advisor determine such investments to be appropriate.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.

                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies.

                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.

                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market economic and political conditions.

                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. The Portfolio may invest a substantial portion of its assets in developing countries. These investments carry greater risks than those associated with investment in more developed countries.

                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -27.26%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 1.00%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 5.56% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -21.58% (quarter ended September 30, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  The Pacific Growth Portfolio           -27.26%           -32.99%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -16.82%           -17.72%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE
     ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]
               The Equity Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment
                    Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small and medium capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]
                    to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.

                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk relates to the possibility that an issuer could default on its obligation to pay principal and/or interest. Interest rate risk relates to the possibility that the value of securities may be adversely affected by fluctuations in interest rates.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -27.07%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.09%.


During the period shown in the bar chart, the highest return for a calendar quarter was 10.98% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -20.89% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                The Equity Portfolio                             -27.07%           -20.29%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GOUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The S&P 500 Index Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The S&P 500 Index Portfolio seeks to provide investment results that before expenses, correspond to the total return
                    (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock
                    Price Index ("S&P 500 Index").

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The
                    "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest five percent of the Portfolio's assets in that stock.
                    The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the issuer, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -12.53%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.10%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 10.48% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -14.86% (quarter ended September 30, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ---------------------------------------------------------------------------------------
                                                                       LIFE OF PORTFOLIO
                                                        PAST 1 YEAR     (SINCE 6/5/00)
 ---------------------------------------------------------------------------------------
  The S&P 500 Index Portfolio                                 -12.53%           -13.95%
 ---------------------------------------------------------------------------------------
  S&P 500 Index(1)                                            -11.88%           -13.38%
 ---------------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Competitive Edge "Best Ideas" Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Competitive Edge "Best Ideas" Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stock of companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled by Morgan Stanley Equity Research -- and other securities selected by the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc.

                    The Competitive Edge "Best Ideas" List. Morgan Stanley Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, Morgan Stanley Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

                    Morgan Stanley Equity Research group's research analysts and strategists presently evaluate approximately 2,100 companies in 21 industry sectors worldwide. An initial comprehensive review was conducted in October 1996 and identified 238 of these companies as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated periodically. From the Competitive Edge List, Morgan Stanley Equity Research then assembles a subgroup of approximately 40 companies which it considers at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). The Competitive Edge "Best Ideas" List is updated continuously.

                    It is the intention of the Investment Manager that generally at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List. The Portfolio will purchase any security which is added to the Competitive Edge "Best Ideas" List, and generally will sell a security which is eliminated from the Competitive Edge "Best Ideas" List as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by Morgan Stanley Equity Research. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria.

                    The Portfolio may at times purchase securities that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event that the Investment Manager believes that there are no suitable securities on the Competitive Edge List, the Portfolio may purchase securities outside the list. Securities that are not on the Competitive Edge "Best Ideas" List generally will not exceed 20% of the Portfolio's assets.

                    The Portfolio's investments may include forward currency contracts which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio invests principally in securities included on the Competitive Edge "Best Ideas" List which currently consists of 40 companies. As a result of the small universe of stocks in which the Portfolio invests it may be subject to greater risks than would a more diversified company. At times the Portfolio may be restricted in its ability to purchase or sell securities on the Competitive Edge "Best Ideas" List as a result of activities of affiliates of the Investment Manager. In addition, performance of the securities included in the List cannot be used to predict the performance of the Portfolio, an actively managed mutual fund.

                    The Competitive Edge "Best Ideas" List is not compiled with any particular client or product in mind and is not, and will not be, compiled with the Portfolio in mind. When selecting the companies for the list, Morgan Stanley Equity Research does not take into account country or currency risks, and country or industry sector diversification concerns. Morgan Stanley publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. Morgan Stanley Equity Research could at any time cease publishing the Competitive Edge "Best Ideas" List. In that event the Board of Trustees will make a determination of how to proceed in the best interest of shareholders of the Portfolio consistent with the Portfolio's investment objective.

                    The activities of affiliates of the Investment Manager, including but not limited to Morgan Stanley DW Inc. or Morgan Stanley & Co. Incorporated, may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. In addition, the List is available to other clients of Morgan Stanley and its affiliates, including the Investment Manager, as well as the Portfolio. The list is also subject to restrictions related to Morgan Stanley's other businesses, and particular securities may or may not be on the list due to other business concerns of, or legal restrictions applicable to, Morgan Stanley.

                    As a diversified financial services firm, with three primary businesses -- securities, asset management and credit services -- Morgan Stanley provides a wide range of financial services to issuers of securities and investors in securities. Morgan Stanley and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years Morgan Stanley may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Competitive Edge "Best Ideas"
                    Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -23.53%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.98%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 6.73% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -16.73% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                The Competitive Edge "Best Ideas"
                                Portfolio                                    -23.53%          -24.10%
                               ----------------------------------------------------------------------------
                                MSCI World Index(1)                          -16.82%          -17.72%
                               ----------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Aggressive Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.

                    The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms. The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (limit of 5% of its assets for the purchase of put and call options). Options and futures may be used to seek higher returns to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -28.61%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -0.20%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 7.28% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -21.41% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 6/5/00)
 ------------------------------------------------------------------
  The Aggressive Equity
  Portfolio                              -28.61%           -20.58%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -13.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Information Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry.
                    The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country.
                    In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager,"
                    Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.

                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.

                    The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -42.99%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS -9.43%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 32.50% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -38.56% (quarter ended March 31, 2001).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     (SINCE 11/6/00)
 ------------------------------------------------------------------
  The Information Portfolio              -42.99%           -42.35%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -11.88%           -16.38%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Strategist Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class. The Investment Manager does not, however, currently intend to write covered call or put options.

                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.

                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.

                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest is a mortgage pass through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payment that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows the performance of the Portfolio's Class Y shares for the past calendar year.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -10.40%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 1.42%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 3.83% (quarter ended June 30, 2001) and the lowest return for a calendar quarter was -10.27% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------
                                                                                          LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     (SINCE 6/5/00)
                               ----------------------------------------------------------------------------
                                The Strategist Portfolio                         -10.40%            -6.76%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -11.88%           -13.38%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Government/Credit
                                Index(2)                                           8.50%            10.79%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.

                    Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisor has a similar degree of discretion.

                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.


                    Portfolio Turnover. Each Portfolio (other than the S&P 500 Index Portfolio and the Competitive Edge "Best Ideas" Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                               HOW INTEREST RATES AFFECT BOND PRICES


                                                                       PRICE PER $100 OF A BOND IF
                                                                             INTEREST RATES:
                                                                       ----------------------------
                                                                         INCREASE       DECREASE
                                                                       ------------  --------------
                               BOND MATURITY                   YIELD    1%     2%      1%      2%
                               --------------------------------------------------------------------
                                1 year                          2.04%   $99    $98    $101    $102
                               --------------------------------------------------------------------
                                5 years                         4.30%   $96    $92    $105    $109
                               --------------------------------------------------------------------
                                10 years                        5.05%   $93    $86    $108    $117
                               --------------------------------------------------------------------
                                30 years                        5.65%   $87    $77    $115    $135
                               --------------------------------------------------------------------


                    YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS, AND IT IS NOT REPRESENTATIVE OF JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.

                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

                    Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    Collateralized Mortgage Obligations ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock, may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).


                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

                    A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                    The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    Small & Medium Capitalization Companies. A Portfolio's investments in smaller and medium sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

                    Forward Currency Contracts. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

                    Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of March 31, 2002.

[End Sidebar]
               Portfolio Management

                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.
                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor also is a subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.
                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2001, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.


                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               NAME OF PORTFOLIO                                     DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.50%
                               -------------------------------------------------------------------------
                                The Limited Duration Portfolio                                  0.45%(1)
                               -------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The High Yield Portfolio                                        0.50%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Income Builder Portfolio                                    0.75%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.54%
                               -------------------------------------------------------------------------
                                The Capital Growth Portfolio                                    0.65%
                               -------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio                            0.75%
                               -------------------------------------------------------------------------
                                The European Growth Portfolio                                   0.95%(2)
                               -------------------------------------------------------------------------
                                The Pacific Growth Portfolio                                    0.95%(2)
                               -------------------------------------------------------------------------
                                The Equity Portfolio                                            0.49%
                               -------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                                     0.40%(3)
                               -------------------------------------------------------------------------
                                The Competitive Edge "Best Ideas" Portfolio                     0.65%
                               -------------------------------------------------------------------------
                                The Aggressive Equity Portfolio                                 0.75%
                               -------------------------------------------------------------------------
                                The Information Portfolio                                       0.75%(4)
                               -------------------------------------------------------------------------
                                The Strategist Portfolio                                        0.50%
                               -------------------------------------------------------------------------



 1 THE MANAGEMENT FEE SHOWN IN THE TABLE IS THE CONTRACTUAL FEE THAT THE FUND HAS AGREED TO PAY RESPECTING THE LIMITED DURATION PORTFOLIO PURSUANT TO THE FUND'S MANAGEMENT AGREEMENT WITH THE INVESTMENT MANAGER. THE INVESTMENT MANAGER CAPPED ALL OPERATING EXPENSES OF THE LIMITED DURATION PORTFOLIO (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AT 0.50% OF THE PORTFOLIO'S DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH
     DECEMBER 31, 2001. THE ACTUAL MANAGEMENT FEE FOR THE YEAR ENDED
     DECEMBER 31, 2001 WAS 0.41%.
 2   40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE SUB-ADVISOR.

 3 THE INVESTMENT MANAGER HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS.
 4 THE MANAGEMENT FEE SHOWN IN THE TABLE IS THE CONTRACTUAL FEE THAT THE FUND HAS AGREED TO PAY RESPECTING THE INFORMATION PORTFOLIO PURSUANT TO THE FUND'S MANAGEMENT AGREEMENT WITH THE INVESTMENT MANAGER. THE INVESTMENT MANAGER ASSUMED ALL OPERATING EXPENSES OF THE INFORMATION PORTFOLIO (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AND WAIVED THE COMPENSATION PROVIDED IN ITS MANAGEMENT AGREEMENT IN RESPECT OF THE INFORMATION PORTFOLIO UNTIL DECEMBER 31, 2001.



                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each individual designated as a primary portfolio manager of a particular Portfolio has been a primary portfolio manager of the Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the Sub-Advisor for over five years.


                    Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Michael M. Luo, a portfolio manager of the Investment Manager.



                    Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Michael M. Luo, a portfolio manager of the Investment Manager.


                    High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Deanna L. Loughnane, an Executive Director of the Investment Manager.


                    Utilities Portfolio -- Edward F. Gaylor, an Executive Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Gary P. Herbert, a Vice President of the Investment Manager, is a current member of the team.


                    Income Builder Portfolio -- The Portfolio is managed by the Large Cap Value Equity team and Equity Income team. The Large Cap Value Equity team currently includes Paul D. Vance, a Managing Director of the Investment Manager, and Catherine Maniscalco, a Vice President of the Investment Manager. The Equity Income team currently includes Ellen Gold, a Vice President of the Investment Manager.

                    Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.


                    Capital Growth Portfolio -- The Portfolio is managed by the Capital Growth team of the Large Cap Growth Equity Group. Current members of the team include Peter Hermann, a Vice President of the Investment Manager, and Gustave Scacco, an Assistant Vice President of the Investment Manager.



                    Global Dividend Growth Portfolio -- The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul D. Vance, a Managing Director of the Investment Manager, and Richard Behler, an Executive Director of the Investment Manager.

                    European Growth Portfolio -- The Portfolio is managed by the European Growth team. Current members of the team include Jeremy Lodwick, a Managing Director of the Sub-Advisor, and Hassan Elmasry, an Executive Director of the Sub-Advisor.

                    Pacific Growth Portfolio -- The Portfolio is managed by the Emerging Markets team and Japan team. Ashutosh Sinha, an Executive Director of the Sub-Advisor, is a current member of the Emerging Markets team. John R. Alkire, a Managing Director of the Sub-Advisor, is a current member of the Japan team.

                    Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison K. Williams, a Vice President of the Investment Manager.

                    S&P 500 Index Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, a Vice President of the Investment Manager.

                    Competitive Edge "Best Ideas" Portfolio -- The Portfolio is managed by the Competitive Edge-Best Ideas team of the Sector Fund Equity Group. Current members of the team include Mark Bavoso, a Managing Director of the Investment Manager, and Robert Rossetti, a Vice President of the Investment Manager.

                    Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita Kolleeny, a Managing Director of the Investment Manager, Michelle Kaufman, a Managing Director of the Investment Manager, and Alison Williams, a Vice President of the Investment Manager.


                    Information Portfolio -- The Portfolio is managed by the Information team of the Sector Fund Equity Group. Current members of the team include Armon Bar-Tur, Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    Strategist Portfolio -- Mark Bavoso, a Managing Director of the Investment Manager, is the Portfolio's primary portfolio manager responsible for overall asset allocation. The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mr. Bavoso is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member of the team.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders.
                    Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                        NET REALIZED
                                                                                        CAPITAL GAINS
                                                DIVIDENDS                               DISTRIBUTIONS
        ----------------------------------------------------------------------------------------------------------------------
         MONEY MARKET PORTFOLIO                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         LIMITED DURATION, QUALITY INCOME PLUS  Declared and paid monthly               Declared and paid at least once per
         AND HIGH YIELD PORTFOLIOS                                                      year
        ----------------------------------------------------------------------------------------------------------------------
         UTILITIES, INCOME BUILDER, DIVIDEND    Declared and paid quarterly             Declared and paid at least once per
         GROWTH, EQUITY AND STRATEGIST                                                  calendar year
         PORTFOLIOS
        ----------------------------------------------------------------------------------------------------------------------
         CAPITAL GROWTH, EUROPEAN GROWTH,       Declared and paid at least once per     Declared and paid at least once per
         GLOBAL DIVIDEND GROWTH, PACIFIC        calendar year                           calendar year
         GROWTH, S&P 500 INDEX, COMPETITIVE
         EDGE "BEST IDEAS," AGGRESSIVE EQUITY
         AND INFORMATION PORTFOLIOS
        ----------------------------------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).


                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1997                            $ 1.00             $0.051                --                  $0.051            $(0.051)
--------------------------------------------------------------------------------------------------------------------------
 1998                              1.00              0.051                --                   0.051             (0.051)
--------------------------------------------------------------------------------------------------------------------------
 1999                              1.00              0.047                --                   0.047             (0.047)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          1.00              0.058                --                   0.058             (0.058)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             1.00              0.039                --                   0.039             (0.039)**
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES*
 2000(b)                           1.00              0.033                --                   0.033             (0.033)
--------------------------------------------------------------------------------------------------------------------------
 2001                              1.00              0.036                --                   0.036             (0.036)**
--------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                          10.00               0.27                $(0.12)               0.15              (0.27)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          9.88               0.51                  0.05                0.56              (0.48)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             9.96               0.40(8)               0.26(8)             0.66              (0.45)
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES*
 2000(b)                           9.86               0.28                  0.09                0.37              (0.28)
--------------------------------------------------------------------------------------------------------------------------
 2001                              9.95               0.35(8)               0.28(8)             0.63              (0.42)
--------------------------------------------------------------------------------------------------------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1997                             10.37               0.70                  0.40                1.10              (0.70)
--------------------------------------------------------------------------------------------------------------------------
 1998                             10.77               0.68                  0.23                0.91              (0.68)
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.00               0.67                 (1.14)              (0.47)             (0.67)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          9.86               0.68                  0.37                1.05              (0.69)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            10.22               0.61(8)               0.34(8)             0.95              (0.62)
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES*
 2000(b)                           9.80               0.38                  0.42                0.80              (0.39)
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.21               0.57(8)               0.36(8)             0.93              (0.60)
--------------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1997                               --                     $(0.051)              $ 1.00                  5.23%
-----------------------------------------------------------------------------------------------------------------
 1998                               --                      (0.051)                1.00                  5.18
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.047)                1.00                  4.80
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                      (0.058)                1.00                  6.01
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.039)                1.00                  3.94
-----------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES*
 2000(b)                            --                      (0.033)                1.00                  3.37(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.036)                1.00                  3.68
-----------------------------------------------------------------------------------------------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                            --                       (0.27)                9.88                  1.56(1)
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                       (0.48)                9.96                  5.85
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                       (0.45)               10.17                  6.72
-----------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES*
 2000(b)                            --                       (0.28)                9.95                  3.82(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.42)               10.16                  6.49
-----------------------------------------------------------------------------------------------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1997                               --                       (0.70)               10.77                 11.09
-----------------------------------------------------------------------------------------------------------------
 1998                               --                       (0.68)               11.00                  8.67
-----------------------------------------------------------------------------------------------------------------
 1999                               --                       (0.67)                9.86                 (4.32)
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                       (0.69)               10.22                 11.09
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                       (0.62)               10.55                  9.57
-----------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES*
 2000(b)                            --                       (0.39)               10.21                  8.31(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.60)               10.54                  9.33
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES             INCOME              RATE
------------------------
 MONEY MARKET
 CLASS X SHARES
 1997                       $335,578               0.52%                5.10%              N/A
------------------------
 1998                        442,034               0.52                 5.04               N/A
------------------------
 1999                        435,643               0.52                 4.68               N/A
------------------------
 2000(a)*                    358,793               0.52                 5.83               N/A
------------------------
 2001*                       452,765               0.51                 3.69               N/A
------------------------
 CLASS Y SHARES*
 2000(b)                      13,813               0.77(2)              5.86(2)            N/A
------------------------
 2001                        105,952               0.76                 3.44               N/A
------------------------
 SHORT-TERM BOND
 CLASS X SHARES
 1999(e)                       3,175               0.62(2)(5)           4.83(2)(5)          56%(1)
------------------------
 2000(a)*                      6,427               0.98                 5.08                16
------------------------
 2001*                        25,858               0.61(7)#             3.84(7)(8)         133
------------------------
 CLASS Y SHARES*
 2000(b)                       1,430               1.17(2)              5.00(2)             16
------------------------
 2001                         25,050               0.86(7)#             3.59(7)(8)         133
------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1997                        474,990               0.53                 6.71               171
------------------------
 1998                        547,583               0.52                 6.23               152
------------------------
 1999                        456,132               0.52                 6.45               119
------------------------
 2000(a)*                    406,508               0.52                 6.90               105
------------------------
 2001*                       452,757               0.53                 5.82(8)            150
------------------------
 CLASS Y SHARES*
 2000(b)                       5,176               0.77(2)              6.53(2)            105
------------------------
 2001                         54,115               0.78                 5.57(8)            150
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1997                            $ 6.18               $0.75               $(0.06)             $ 0.69             $(0.75)
--------------------------------------------------------------------------------------------------------------------------
 1998                              6.12                0.71                (1.05)              (0.34)             (0.71)
--------------------------------------------------------------------------------------------------------------------------
 1999                              5.07                0.68                (0.74)              (0.06)             (0.68)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          4.33                0.66                (1.90)              (1.24)             (0.66)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             2.43                0.33(8)             (1.09)(8)           (0.76)             (0.34)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                           3.92                0.37                (1.48)              (1.11)             (0.38)
--------------------------------------------------------------------------------------------------------------------------
 2001                              2.43                0.32(8)             (1.08)(8)           (0.76)             (0.34)
--------------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                             15.34                0.57                 3.46                4.03              (0.57)
--------------------------------------------------------------------------------------------------------------------------
 1998                             18.59                0.57                 3.68                4.25              (0.57)
--------------------------------------------------------------------------------------------------------------------------
 1999                             21.25                0.55                 2.08                2.63              (0.55)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         22.90                0.49                 0.17                0.66              (0.49)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            21.69                0.39(8)             (5.74)(8)           (5.35)             (0.41)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          22.98                0.24                 0.19                0.43              (0.35)
--------------------------------------------------------------------------------------------------------------------------
 2001                             21.68                0.35(8)             (5.74)(8)           (5.39)             (0.37)
--------------------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1997(c)                          10.00                0.44                 1.76                2.20              (0.44)
--------------------------------------------------------------------------------------------------------------------------
 1998                             11.76                0.56                (0.19)               0.37              (0.56)
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.46                0.58                 0.21                0.79              (0.56)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         11.44                0.55                (0.54)               0.01              (0.56)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            10.86                0.47(8)             (0.22)(8)            0.25              (0.50)++
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          11.15                0.32                (0.21)               0.11              (0.39)
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.85                0.42(8)             (0.19)(8)            0.23              (0.48)++
--------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                             18.40                0.41                 4.20                4.61              (0.41)
--------------------------------------------------------------------------------------------------------------------------
 1998                             21.60                0.41                 2.58                2.99              (0.41)
--------------------------------------------------------------------------------------------------------------------------
 1999                             22.13                0.39                (0.55)              (0.16)             (0.39)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         18.32                0.31                 0.02                0.33              (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            14.50                0.26                (1.02)              (0.76)             (0.26)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          17.79                0.12                 0.62                0.74              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.49                0.22                (1.01)              (0.79)             (0.23)
--------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1997                               --                     $(0.75)               $ 6.12                 11.87%
-----------------------------------------------------------------------------------------------------------------
 1998                               --                      (0.71)                 5.07                 (6.20)
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.68)                 4.33                 (1.33)
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                      (0.66)                 2.43                (32.22)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.34)                 1.33                (33.75)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                            --                      (0.38)                 2.43                (30.02)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.34)                 1.33                (33.92)
-----------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1997                                $(0.21)                (0.78)                18.59                 27.15
-----------------------------------------------------------------------------------------------------------------
 1998                                 (1.02)                (1.59)                21.25                 23.76
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.43)                (0.98)                22.90                 12.71
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.38)                (1.87)                21.69                  3.03
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.20)                (1.61)                14.73                (25.75)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (1.38)                (1.73)                21.68                  2.07(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.20)                (1.57)                14.72                (25.98)
-----------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1997(c)                            --                      (0.44)                11.76                 22.38(1)
-----------------------------------------------------------------------------------------------------------------
 1998                                 (0.11)                (0.67)                11.46                  3.21
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.25)++              (0.81)                11.44                  7.06
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (0.03)++              (0.59)                10.86                  0.17
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.50)                10.61                  2.30
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (0.02)++              (0.41)                10.85                  1.06(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.48)                10.60                  2.10
-----------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1997                                 (1.00)                (1.41)                21.60                 25.61
-----------------------------------------------------------------------------------------------------------------
 1998                                 (2.05)                (2.46)                22.13                 14.28
-----------------------------------------------------------------------------------------------------------------
 1999                                 (3.26)                (3.65)                18.32                 (2.39)
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (3.82)                (4.15)                14.50                  5.30
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.26)                13.48                 (5.20)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (3.82)                (4.04)                14.49                  7.65(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.23)                13.47                 (5.42)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 HIGH YIELD
 CLASS X SHARES
 1997                      $  368,061              0.53%              12.44%                95%
------------------------
 1998                         364,079              0.53               12.27                 93
------------------------
 1999                         279,683              0.53               14.05                 48
------------------------
 2000(a)*                     128,646              0.54               17.40                  9
------------------------
 2001*                         64,470              0.59               17.33(8)              81
------------------------
 CLASS Y SHARES*
 2000(b)                        1,947              0.79(2)            20.95(2)               9
------------------------
 2001                           6,163              0.84               17.08(8)              81
------------------------
 UTILITIES
 CLASS X SHARES
 1997                         458,134              0.67                3.48                 13
------------------------
 1998                         560,803              0.67                2.89                  7
------------------------
 1999                         580,487              0.67                2.51                 10
------------------------
 2000(a)*                     551,734              0.66                2.16                 13
------------------------
 2001*                        327,749              0.67                2.19(8)              32
------------------------
 CLASS Y SHARES*
 2000(b)                       19,069              0.91(2)             1.93(2)              13
------------------------
 2001                          24,550              0.92                1.94(8)              32
------------------------
 INCOME BUILDER
 CLASS X SHARES
 1997(c)                       55,423              0.15(2)(3)          5.73(2)(3)           41(1)
------------------------
 1998                          87,769              0.81                5.09                 54
------------------------
 1999                          81,616              0.81                4.98                 43
------------------------
 2000(a)*                      59,383              0.81                5.07                 51
------------------------
 2001*                         63,060              0.81                4.34(8)              45
------------------------
 CLASS Y SHARES*
 2000(b)                          965              1.06(2)             5.17(2)              51
------------------------
 2001                           7,147              1.06                3.88(8)              45
------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1997                       1,905,906              0.54                2.06                 28
------------------------
 1998                       2,249,927              0.53                1.85                 45
------------------------
 1999                       2,033,814              0.52                1.82                 81
------------------------
 2000(a)*                   1,552,724              0.54                2.07                 34
------------------------
 2001*                      1,258,863              0.55                1.86                 19
------------------------
 CLASS Y SHARES*
 2000(b)                       19,083              0.79(2)             1.59(2)              34
------------------------
 2001                          60,393              0.80                1.61                 19
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 CAPITAL GROWTH

 CLASS X SHARES
 1997                            $16.65             $ 0.01                $ 3.90              $ 3.91             $(0.08)
--------------------------------------------------------------------------------------------------------------------------
 1998                             18.29              (0.05)                 3.59                3.54             --
--------------------------------------------------------------------------------------------------------------------------
 1999                             20.36             --                      6.12                6.12             --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         23.73               0.10                  0.28                0.38             --
--------------------------------------------------------------------------------------------------------------------------
 2001*                            20.06               0.03                 (5.13)              (5.10)             (0.10)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          24.55               0.03                 (0.50)              (0.47)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             20.03              (0.01)                (5.12)              (5.13)             (0.09)
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1997                             13.13               0.22                  1.37                1.59              (0.23)
--------------------------------------------------------------------------------------------------------------------------
 1998                             13.89               0.24                  1.45                1.69              (0.24)
--------------------------------------------------------------------------------------------------------------------------
 1999                             13.82               0.27                  1.71                1.98              (0.29)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         14.44               0.24                 (0.64)              (0.40)             (0.09)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            12.73               0.21                 (1.00)              (0.79)             (0.33)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          13.96               0.08                 (0.11)              (0.03)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             12.71               0.15                 (0.96)              (0.81)             (0.33)
--------------------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1997                             21.56               0.21                  3.19                3.40              (0.24)
--------------------------------------------------------------------------------------------------------------------------
 1998                             23.54               0.15                  5.53                5.68              (0.31)
--------------------------------------------------------------------------------------------------------------------------
 1999                             27.18               0.25                  6.91                7.16              (0.19)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         31.47               0.13                 (1.43)              (1.30)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            25.37               0.13                 (4.47)              (4.34)             (0.26)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          32.26              (0.03)                (2.10)              (2.13)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.33               0.05                 (4.42)              (4.37)             (0.25)
--------------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1997                              9.96               0.12                 (3.82)              (3.70)             (0.14)
--------------------------------------------------------------------------------------------------------------------------
 1998                              6.12               0.06                 (0.75)              (0.69)             (0.28)
--------------------------------------------------------------------------------------------------------------------------
 1999                              5.15               0.04                  3.33                3.37              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                          8.46             --                     (2.78)              (2.78)             (0.12)
--------------------------------------------------------------------------------------------------------------------------
 2001*                             5.56              (0.01)                (1.50)              (1.51)             (0.07)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                           7.70              (0.01)                (2.01)              (2.02)             (0.12)
--------------------------------------------------------------------------------------------------------------------------
 2001                              5.56              (0.02)                (1.49)              (1.51)             (0.07)
--------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 CAPITAL GROWTH

 CLASS X SHARES
 1997                                $(2.19)               $(2.27)               $18.29                 24.54%
-----------------------------------------------------------------------------------------------------------------
 1998                                 (1.47)                (1.47)                20.36                 19.63
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.75)                (2.75)                23.73                 33.29
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (4.05)                (4.05)                20.06                  1.28
-----------------------------------------------------------------------------------------------------------------
 2001*                                (1.20)                (1.30)                13.66                (26.31)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (4.05)                (4.05)                20.03                 (2.24)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.20)                (1.29)                13.61                (26.49)
-----------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1997                                 (0.60)                (0.83)                13.89                 12.04
-----------------------------------------------------------------------------------------------------------------
 1998                                 (1.52)                (1.76)                13.82                 12.53
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.07)                (1.36)                14.44                 14.65
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (1.22)                (1.31)                12.73                 (2.50)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.14)                (0.47)                11.47                 (6.25)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (1.22)                (1.22)                12.71                  0.07(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.14)                (0.47)                11.43                 (6.44)
-----------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1997                                 (1.18)                (1.42)                23.54                 16.07
-----------------------------------------------------------------------------------------------------------------
 1998                                 (1.73)                (2.04)                27.18                 23.96
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.68)                (2.87)                31.47                 29.11
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (4.62)                (4.80)                25.37                 (4.92)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (4.06)                (4.32)                16.71                (17.76)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (4.62)                (4.80)                25.33                 (7.39)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (4.06)                (4.31)                16.65                (17.92)
-----------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1997                               --                      (0.14)                 6.12                (37.70)
-----------------------------------------------------------------------------------------------------------------
 1998                               --                      (0.28)                 5.15                (10.40)
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.06)                 8.46                 66.09
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                      (0.12)                 5.56                (33.46)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.07)                 3.98                (27.42)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                            --                      (0.12)                 5.56                (26.72)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.07)                 3.98                (27.26)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 CAPITAL GROWTH
 CLASS X SHARES
 1997                       $127,100               0.71%                0.01%              139%
------------------------
 1998                        138,603               0.70                (0.26)              248
------------------------
 1999                        171,251               0.72                 0.02               575
------------------------
 2000(a)*                    183,151               0.69                 0.43               349
------------------------
 2001*                       103,764               0.70                 0.20               323
------------------------
 CLASS Y SHARES*
 2000(b)                       3,551               0.94(2)              0.30(2)            349
------------------------
 2001                          6,615               0.95                (0.05)              323
------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1997                        481,613               0.84                 1.61                48
------------------------
 1998                        484,228               0.84                 1.68                52
------------------------
 1999                        506,929               0.83                 1.90                43
------------------------
 2000(a)*                    373,770               0.80                 1.88                40
------------------------
 2001*                       285,158               0.80                 1.76                 9
------------------------
 CLASS Y SHARES*
 2000(b)                       2,211               1.05(2)              1.14(2)             40
------------------------
 2001                         10,494               1.05                 1.51                 9
------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1997                        391,441               1.12                 1.04                45
------------------------
 1998                        510,638               1.11                 0.65                56
------------------------
 1999                        579,705               1.04                 0.87                55
------------------------
 2000(a)*                    508,366               1.00                 0.46                78
------------------------
 2001*                       316,196               1.02                 0.68                82
------------------------
 CLASS Y SHARES*
 2000(b)                      10,580               1.25(2)             (0.18)(2)            78
------------------------
 2001                         20,858               1.27                 0.43                82
------------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1997                         68,904               1.44                 1.09                58
------------------------
 1998                         52,842               1.51                 0.91               112
------------------------
 1999                        115,927               1.42                 0.85               105
------------------------
 2000(a)*                     64,209               1.21                 0.01                46
------------------------
 2001*                        33,138               1.73                (0.28)              124
------------------------
 CLASS Y SHARES*
 2000(b)                         728               1.46(2)             (0.20)(2)            46
------------------------
 2001                          1,640               1.98                (0.53)              124
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1997                            $26.39             $ 0.18                $  9.27            $  9.45             $(0.18)
--------------------------------------------------------------------------------------------------------------------------
 1998                             33.58               0.25                   9.47               9.72              (0.25)
--------------------------------------------------------------------------------------------------------------------------
 1999                             38.58               0.22                  20.48              20.70              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         53.88               0.30                  (6.46)             (6.16)             (0.29)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            39.68               0.15                 (10.12)             (9.97)             (0.16)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          49.12               0.21                  (1.68)             (1.47)             (0.24)
--------------------------------------------------------------------------------------------------------------------------
 2001                             39.66               0.06                 (10.09)            (10.03)             (0.10)
--------------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(d)                          10.00               0.06                   1.16               1.22             --
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.22               0.06                   2.21               2.27              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         13.43               0.12                  (1.37)             (1.25)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            12.05               0.10                  (1.57)             (1.47)             (0.10)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          13.47               0.04                  (1.34)             (1.30)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2001                             12.04               0.08                  (1.58)             (1.50)             (0.10)
--------------------------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE "BEST
IDEAS"

 CLASS X SHARES
 1998(d)                          10.00               0.07                  (0.25)             (0.18)            --
--------------------------------------------------------------------------------------------------------------------------
 1999                              9.82               0.06                   2.56               2.62              (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         12.37               0.06                  (2.20)             (2.14)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            10.18               0.05                  (2.36)             (2.31)             (0.06)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          12.03             --                      (1.82)             (1.82)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.16               0.02                  (2.35)             (2.33)             (0.05)
--------------------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(e)                          10.00               0.05                   4.55               4.60              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         14.57               0.05                  (0.30)             (0.25)             (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            14.31               0.02                  (4.09)             (4.07)             (0.04)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          14.66               0.03                  (0.39)             (0.36)             (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.29              (0.01)                 (4.08)             (4.09)             (0.03)
--------------------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES*
 2000(f)                          10.00               0.06                  (0.75)             (0.69)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                              9.31               0.08                  (4.07)             (3.99)             (0.01)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(f)                          10.00               0.05                  (0.74)             (0.69)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                              9.31               0.06                  (4.06)             (4.00)             (0.01)
--------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1997                                $(2.08)               $(2.26)               $33.58                 37.43%
-----------------------------------------------------------------------------------------------------------------
 1998                                 (4.47)                (4.72)                38.58                 30.45
-----------------------------------------------------------------------------------------------------------------
 1999                                 (5.18)                (5.40)                53.88                 58.59
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (7.75)                (8.04)                39.68                (12.35)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (6.89)                (7.05)                22.66                (26.87)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (7.75)                (7.99)                39.66                 (3.99)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (6.89)                (6.99)                22.64                (27.07)
-----------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(d)                            --                     --                     11.22                 12.20(1)
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.03)                (0.06)                13.43                 20.23
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (0.06)                (0.13)                12.05                 (9.38)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.10)                10.48                (12.23)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (0.06)                (0.13)                12.04                 (9.73)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.10)                10.44                (12.53)
-----------------------------------------------------------------------------------------------------------------

 COMPETITIVE EDGE "BEST
IDEAS"

 CLASS X SHARES
 1998(d)                            --                     --                      9.82                 (1.90)(1)
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.07)                12.37                 26.88
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                      (0.05)                10.18                (17.39)
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.64)                (0.70)                 7.17                (23.33)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                            --                      (0.05)                10.16                (15.22)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.64)                (0.69)                 7.14                (23.53)
-----------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(e)                            --                      (0.03)                14.57                 46.08(1)
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                           --                      (0.01)                14.31                 (1.75)
-----------------------------------------------------------------------------------------------------------------
 2001*                              --                      (0.04)                10.20                (28.46)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                            --                      (0.01)                14.29                 (2.48)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.03)                10.17                (28.61)
-----------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES*
 2000(f)                            --                     --                      9.31                 (6.90)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.01)                 5.31                (42.87)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(f)                            --                     --                      9.31                 (6.90)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.01)                 5.30                (42.99)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 EQUITY
 CLASS X SHARES
 1997                      $  823,090              0.52%                0.61%              145%
------------------------
 1998                       1,138,413              0.52                 0.73               257
------------------------
 1999                       2,083,071              0.51                 0.54               323
------------------------
 2000(a)*                   1,818,134              0.50                 0.62               402
------------------------
 2001*                      1,022,335              0.51                 0.55               329
------------------------
 CLASS Y SHARES*
 2000(b)                       31,903              0.75(2)              0.85(2)            402
------------------------
 2001                          61,110              0.76                 0.30               329
------------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(d)                       48,732             --   (4)              1.85(2)(4)           2(1)
------------------------
 1999                         185,963              0.48(5)              1.03(5)              1
------------------------
 2000(a)*                     210,530              0.45                 0.88                 3
------------------------
 2001*                        165,465              0.46                 0.95                 4
------------------------
 CLASS Y SHARES*
 2000(b)                       12,724              0.71(2)              0.60(2)              3
------------------------
 2001                          46,134              0.71                 0.70                 4
------------------------
 COMPETITIVE EDGE "BEST
IDEAS"
 CLASS X SHARES
 1998(d)                       36,539             --   (4)              1.74(2)(4)          31(1)
------------------------
 1999                          62,295              0.56(5)              0.72(5)             54
------------------------
 2000(a)*                      69,882              0.71                 0.50                70
------------------------
 2001*                         40,084              0.75                 0.55                47
------------------------
 CLASS Y SHARES*
 2000(b)                        4,666              0.96(2)              0.06(2)             70
------------------------
 2001                           5,869              1.00                 0.30                47
------------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(e)                       38,197              0.52(2)(5)           0.86(2)(5)         108(1)
------------------------
 2000(a)*                     138,657              0.82                 0.32               414
------------------------
 2001*                         69,418              0.84                 0.21               409
------------------------
 CLASS Y SHARES*
 2000(b)                       13,392              1.05(2)              0.32(2)            414
------------------------
 2001                          18,652              1.09                (0.04)              409
------------------------
 INFORMATION
 CLASS X SHARES*
 2000(f)                        2,686             --   (6)              3.80(1)(2)(6)        1(1)
------------------------
 2001                           4,434             --   (7)              1.27(7)            170
------------------------
 CLASS Y SHARES*
 2000(f)                        1,915              0.25(2)(6)           3.55(2)(6)           1(1)
------------------------
 2001                           7,427              0.25(7)              1.02(7)            170
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1997                            $13.72               $0.45               $ 1.40              $ 1.85             $(0.45)
--------------------------------------------------------------------------------------------------------------------------
 1998                             14.80                0.36                 3.40                3.76              (0.36)
--------------------------------------------------------------------------------------------------------------------------
 1999                             16.64                0.40                 2.46                2.86              (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)*                         19.10                0.50                (0.20)               0.30              (0.48)
--------------------------------------------------------------------------------------------------------------------------
 2001*                            16.66                0.38(8)             (2.05)(8)           (1.67)             (0.39)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                          19.29                0.49                (0.51)              (0.02)             (0.36)
--------------------------------------------------------------------------------------------------------------------------
 2001                             16.65                0.32(8)             (2.03)(8)           (1.71)             (0.35)
--------------------------------------------------------------------------------------------------------------------------

(A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)  JANUARY 21, 1997.

(D)  MAY 18, 1998.

(E)  MAY 4, 1999.

(F)  NOVEMBER 6, 2000.

(*) THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(**) INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997 THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS" AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIO OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS", 2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1997                                $(0.32)               $(0.77)               $14.80                 13.71%
-----------------------------------------------------------------------------------------------------------------
 1998                                 (1.56)                (1.92)                16.64                 26.55
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.40)                19.10                 17.35
-----------------------------------------------------------------------------------------------------------------
 2000(a)*                             (2.26)                (2.74)                16.66                  1.64
-----------------------------------------------------------------------------------------------------------------
 2001*                                (0.66)                (1.05)                13.94                (10.18)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES*
 2000(b)                              (2.26)                (2.62)                16.65                 (0.02)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.66)                (1.01)                13.93                (10.40)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 STRATEGIST
 CLASS X SHARES
 1997                       $497,028               0.52%                3.09%              159%
------------------------
 1998                        633,934               0.52                 2.32                84
------------------------
 1999                        729,701               0.52                 2.24               120
------------------------
 2000(a)*                    701,294               0.52                 2.68               126
------------------------
 2001*                       522,655               0.52                 2.53(8)            124
------------------------
 CLASS Y SHARES*
 2000(b)                      23,375               0.77(2)              2.77(2)            126
------------------------
 2001                         47,886               0.77                 2.28(8)            124
------------------------

(A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)  JANUARY 21, 1997.

(D)  MAY 18, 1998.

(E)  MAY 4, 1999.

(F)  NOVEMBER 6, 2000.

(*) THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(**) INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997 THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS" AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIO OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS", 2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(6) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
     NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82%, AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

(7) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR SHORT-TERM BOND, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

(8) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR SHORT-TERM BOND, QUALITY INCOME PLUS, HIGH YIELD, UTILITIES, INCOME BUILDER AND STRATEGIST WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN/LOSS PER SHARE BY $0.07, $0.01, $0.01, $0.01, $0.03 AND $0.01,
     RESPECTIVELY, AND TO DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.66%, 0.12%, 0.28%, 0.05%, 0.23% AND 0.06%, RESPECTIVELY.
     THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

Notes

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 68

Notes

                       ---------------------------------------------------------

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                                                                              69

  Morgan Stanley Variable Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                                  MORGAN STANLEY
STATEMENT OF ADDITIONAL INFORMATION                   VARIABLE INVESTMENT SERIES
MAY 1, 2002

--------------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE LIMITED DURATION PORTFOLIO

    -THE QUALITY INCOME PLUS PORTFOLIO

    -THE HIGH YIELD PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE INCOME BUILDER PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE CAPITAL GROWTH PORTFOLIO

    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO

    -THE EUROPEAN GROWTH PORTFOLIO

    -THE PACIFIC GROWTH PORTFOLIO

    -THE EQUITY PORTFOLIO

    -THE S&P 500 INDEX PORTFOLIO

    -THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

    -THE AGGRESSIVE EQUITY PORTFOLIO

    -THE INFORMATION PORTFOLIO

    -THE STRATEGIST PORTFOLIO

    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2002) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
Variable Investment Series
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History.....................................................    4
II.    Description of the Fund and Its Investments and Risks............    4
       A.   Classification..............................................    4
       B.   Eligible Purchasers.........................................    4
       C.   Investment Strategies and Risks.............................    4
       D.   Fund Policies/Investment Restrictions.......................   18
       E.   Portfolio Turnover..........................................   21
III.   Management of the Fund...........................................   21
       A.   Board of Trustees...........................................   21
       B.   Management Information......................................   22
       C.   Compensation................................................   29
IV.    Control Persons and Principal Holders of Securities..............   30
V.     Investment Management and Other Services.........................   31
       A.   Investment Manager and Sub-Advisor..........................   31
       B.   Principal Underwriter.......................................   34
       C.   Services Provided by the Investment Manager and
            Sub-Advisor.................................................   34
       D.   Rule 12b-1 Plan.............................................   35
       E.   Other Service Providers.....................................   37
       F.   Codes of Ethics.............................................   37
VI.    Brokerage Allocation and Other Practices.........................   37
       A.   Brokerage Transactions......................................   37
       B.   Commissions.................................................   38
       C.   Brokerage Selection.........................................   41
       D.   Directed Brokerage..........................................   42
       E.   Regular Broker-Dealers......................................   42
VII.   Capital Stock and Other Securities...............................   44
VIII.  Purchase, Redemption and Pricing of Shares.......................   45
       A.   Purchase/Redemption of Shares...............................   45
       B.   Offering Price..............................................   45
IX.    Taxation of the Portfolios and Shareholders......................   48
X.     Underwriters.....................................................   48
XI.    Calculation of Performance Data..................................   49
XII.   Financial Statements.............................................   54
       Appendix--Ratings of Corporate Debt Instruments Investments......  197

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.

"CUSTODIAN"--The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO.

"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"FINANCIAL ADVISOR"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of seventeen Portfolios.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.


"SUB-ADVISOR"--Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley (only applicable to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO).

"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

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I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the SHORT-TERM BOND PORTFOLIO was changed to the LIMITED DURATION PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

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    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  The LIMITED DURATION
PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts"): to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When the Fund's Investment Manager believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.

    The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities, or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and the AGGRESSIVE EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of

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stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of U.S. (and, if applicable, foreign securities) as may exist or come into existence. The S&P 500 INDEX PORTFOLIO may invest in stock index futures.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

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    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, the LIMITED DURATION PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

    The LIMITED DURATION PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

    ASSET-BACKED SECURITIES. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


    ADDITIONAL INFORMATION CONCERNING THE LIMITED DURATION PORTFOLIO. The LIMITED DURATION PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch IBCA, Inc. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO whose money market instruments are described in the Prospectus.) Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO and 15% of its net assets in the case of each of the other Portfolios.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO and may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The LIMITED DURATION PORTFOLIO may also use dollar rolls as part of its investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

    PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable.

    As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/ Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock Exchange. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

    OTHER INVESTMENT VEHICLES. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these four Portfolios may participate in certain foreign securities markets. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:


     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.


     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.

     3. Except for the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon, (ii) the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

     5. Borrow money (except insofar as each of the LIMITED DURATION PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the LIMITED DURATION PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)

     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     8. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, in accordance with the provisions of
Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.

    10. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

    12. Engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    13. Invest for the purposes of exercising control or management of another company.

    14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

    15. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, a reverse repurchase agreement, or, in the case of the LIMITED DURATION PORTFOLIO, a reverse repurchase agreement or a dollar roll);
(b) borrowing money in accordance with restrictions described above;
(c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.

RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

    16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

    17. Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO'S net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

     1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

    The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

    The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

    The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

    The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's Investors Service ("Moody's") or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and
(ii) American Depositary Receipts.


E. PORTFOLIO TURNOVER



    For the fiscal years ended December 31, 2000 and 2001, the portfolio turnover rates of the LIMITED DURATION PORTFOLIO were 16% and 133%, respectively; the QUALITY INCOME PLUS PORTFOLIO were 105% and 150%, respectively; the HIGH YIELD PORTFOLIO were 9% and 81%, respectively; and the PACIFIC GROWTH PORTFOLIO were 46% and 124%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).


                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (61)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator (R-                   North America, Inc.
Salt Lake City, UT                                  Utah)(1974-1992) and Chairman,              (industrial loan
                                                    Senate Banking Committee                    corporation), United
                                                    (1980-1986); formerly Mayor of              Space Alliance (joint
                                                    Salt Lake City, Utah                        venture between Lockheed
                                                    (1971-1974); formerly                       Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Wayne E. Hedien (68)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(53)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (65)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

John L. Schroeder (71)    Trustee      Trustee      Retired; Chairman of the           129      Director of Citizens
c/o Mayer, Brown, Rowe &               since        Derivatives Committee and                   Communications Company
Maw                                    April 1994   Director or Trustee of the                  (telecommunications
Counsel to the                                      Morgan Stanley Funds and the                company).
Independent                                         TCW/DW Term Trusts; formerly
Trustees                                            Executive Vice President and
1675 Broadway                                       Chief Investment Officer of
New York, NY                                        the Home Insurance Company
                                                    (August 1991-September 1995).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.


                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman,    Trustee      Chairman, Director or Trustee      129      None
(68)                      Director or  since        and Chief Executive Officer of
c/o Morgan Stanley Trust  Trustee      July 1991    the Morgan Stanley Funds and
Harborside Financial      and Chief                 the TCW/DW Term Trusts;
Center,                   Executive                 formerly Chairman, Chief
Plaza Two,                Officer                   Executive Officer and Director
Jersey City, NJ                                     of the Investment Manager, the
                                                    Distributor and Morgan Stanley
                                                    Services, Executive Vice
                                                    President and Director of
                                                    Morgan Stanley DW, Chairman
                                                    and Director of the Transfer
                                                    Agent and Director and/or
                                                    officer of various Morgan
                                                    Stanley subsidiaries (until
                                                    June 1998).

James F. Higgins (54)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of the
                                                    Distributor and Dean Witter
                                                    Realty Inc.; previously
                                                    President and Chief Operating
                                                    Officer of the Private Client
                                                    Group of Morgan Stanley (May
                                                    1999-August 2000), President
                                                    and Chief Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (58)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of the
                                                    Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.; Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries.


----------------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (48)          President        President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                      1999                   Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        and Chief Executive Officer (since June 1998) and
                                                                        Director (since January 1998) of the Transfer Agent;
                                                                        Director of various Morgan Stanley subsidiaries;
                                                                        President of the Morgan Stanley Funds and TCW/DW Term
                                                                        Trusts (since May 1999); Trustee of various Van Kampen
                                                                        investment companies (since December 1999); previously
                                                                        Chief Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services and Executive Vice President of
                                                                        the Distributor (April 1997-June 1998), Vice President
                                                                        of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                        Executive Vice President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Vice President,        General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and    Secretary and General  (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel  Counsel since          Management; Managing Director (since December 2000),
                                                 February 1997          and Secretary and General Counsel (since February 1997)
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trusts (since February 1997);
                                                                        Vice President and Secretary of the Distributor;
                                                                        previously, Senior Vice President, Assistant Secretary
                                                                        and Assistant General Counsel of the Investment Manager
                                                                        and Morgan Stanley Services.

Thomas F. Caloia (55)           Treasurer        Over 5 years           First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Armon Bar-Tur (32)              Vice President   Since October 1996     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years
New York, New York

Mark Bavoso (41)                Vice President   Since January 1994     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, New York

Richard M. Behler (48)          Vice President   Since May 2001         Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager and/or its investment management
New York, New York                                                      affiliates for over 5 years.

Thomas Bergeron (37)            Vice President   Since May 2001         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager; previously a Financial Analyst with Bank
New York, New York                                                      Boston (1993-1997).

Stephen F. Esser (37)           Vice President   Since January 2001     Managing Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken,                                                      affiliates for over 5 years.
Pennsylvania

Ellen Gold (37)                 Vice President   Since May 2001         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Edward F. Gaylor (60)           Vice President   Since inception of     Executive Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager for over 5 years.
New York, New York

David S. Horowitz (28)          Vice President   Since February 2001    Vice President and Portfolio Manager of the Investment
One Tower Bridge                                                        Manager and/or its investment management affiliates for
West Conshohocken,                                                      over 5 years.
Pennsylvania

Peter Hermann (42)              Vice President   Since May 1996         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

Kevin Jung (36)                 Vice President   Since May 1999         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since September 1997), previously a portfolio
New York, New York                                                      manager with UBS Asset Management, Inc.

Michelle Kaufman (37)           Vice President   Since May 1996         Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, New York

Anita H. Kolleeny (46)          Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager for over 5 years.
New York, New York

Gordon W. Loery (41)            Vice President   Since January 2001     Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken,                                                      affiliates over 5 years.
Pennsylvania

Deanna L. Loughnane (35)        Vice President   Since January 2001     Executive Director and Portfolio Manager of the
One Tower Bridge                                                        Investment Manager and/or its investment management
West Conshohocken,                                                      affiliates (since 1997); previously Vice President and
Pennsylvania                                                            Corporate Bond Analyst for Putnam Investments
                                                                        (1993-1997).

Catherine Maniscalco (38)       Vice President   Since August 1999      Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

Jonathan R. Page (55)           Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and/or its investment management
New York, New York                                                      affiliates for over 5 years.

Robert Rossetti (54)            Vice President   Since July 2001        Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager for over 5 years.
New York, New York

Guy G. Rutherfurd, Jr. (62)     Vice President   Since May 1999         Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                                             Investment Manager for over 5 years.
New York, New York

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Gustave Scacco (40)             Vice President   Since December 2001    Assistant Vice President and Equity Analyst of the
1221 Avenue of the Americas                                             Investment Manager (since 1998); previously Vice
New York, New York                                                      President-Finance of Amicale Industries (1997-1998).

Ronald B. Silvestri (36)        Vice President   Since May 2000         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since December 1999); previously a Senior
New York, New York                                                      Research Analyst with the Investment Manager.

Paul D. Vance (66)              Vice President   Since inception of     Managing Director and Portfolio Manager of the
1221 Avenue of the Americas                      the Fund               Investment Manager and its investment management
New York, New York                                                      affiliates for over 5 years.

Alison E. Williams (33)         Vice President   Since May 2002         Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                                             Manager (since February 2001); previously an equity
New York, New York                                                      analyst at PaineWebber.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                                 none                                            over $100,000

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000

    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN,Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE, Executive Director of the Investment Manager, are Vice Presidents of the Fund.


    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN,Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, Nugent and Schroeder. During the Fund's fiscal year ended December 31, 2001, the Audit Committee held 11 meetings.



    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios. The Derivatives Committee currently consists of Messrs. Schroeder, Fiumefreddo and Johnson. During the Fund's fiscal year ended December 31, 2001, the Derivatives Committee held four meetings.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2001, the Insurance Committee held one meeting.


    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.

                               FUND COMPENSATION

                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------
Michael Bozic...............................................     $1,650
Edwin J. Garn...............................................      1,650
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,150
John L. Schroeder...........................................      2,150

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 97
                                                               MORGAN STANLEY
                                                                 FUNDS AND
                                                               OTHER FUNDS IN
                                                                  THE FUND
NAME OF INDEPENDENT TRUSTEE                                       COMPLEX
---------------------------                                   ----------------
Michael Bozic...............................................      $150,150
Edwin J. Garn...............................................       150,150
Wayne E. Hedien.............................................       150,100
Dr. Manuel H. Johnson.......................................       219,900
Michael E. Nugent...........................................       228,362
John L. Schroeder...........................................       196,650

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such independent director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2001 and by the 52 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2001 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.

         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS

                                  FOR ALL ADOPTING FUNDS           RETIREMENT
                               -----------------------------        BENEFITS          ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS             BENEFITS
                                 CREDITED                           EXPENSES         UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------   -------------------
                               OF SERVICE AT   PERCENTAGE OF               BY ALL      FROM     FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION      FUND      FUNDS       FUND      FUNDS
---------------------------    -------------   -------------   --------   --------   --------   --------
Michael Bozic................        10           60.44%        $  405    $21,395     $  967    $48,443
Edwin J. Garn................        10           60.44            600     33,443        973     49,121
Wayne E. Hedien..............         9           51.37            763     44,952        826     41,437
Dr. Manuel H. Johnson........        10           60.44            404     22,022      1,420     72,014
Michael E. Nugent............        10           60.44            695     38,472      1,269     64,157
John L. Schroeder............         8           50.37          1,230     68,342        987     50,640

------------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
    (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.



    The address of Northbrook Life Insurance Company ("Northbrook") is
3100 Sanders Road, Northbrook, IL 60062. The address of Allstate Life Insurance Company of New York ("Allstate NY") is One Allstate Drive, P.O. Box 9095, Farmingville, NY 11738. The address of Paragon Life Insurance Company ("Paragon") is 100 South Brentwood, St. Louis, MO 63105.



    Northbrook, Allstate New York and Paragon owned the shares of each Class of each Portfolio of the Fund in the following percentages as of April 17, 2002:



CLASS/PORTFOLIO                                        NORTHBROOK   ALLSTATE NY   PARAGON     TOTAL
---------------                                        ----------   -----------   --------   --------
Class X: The Money Market Portfolio                      96.10%         3.85%       0.05%     100.00%
Class Y: The Money Market Portfolio                      95.25%         4.75%       0.00%     100.00%
Class X: The Limited Duration Portfolio                  96.15%         3.85%       0.00%     100.00%
Class Y: The Limited Duration Portfolio                  97.95%         2.05%       0.00%     100.00%
Class X: The Quality Income Plus Portfolio               94.35%         5.63%       0.02%     100.00%
Class Y: The Quality Income Plus Portfolio               96.62%         3.38%       0.00%     100.00%
Class X: The High Yield Portfolio                        96.92%         2.94%       0.14%     100.00%
Class Y: The High Yield Portfolio                        99.05%         0.95%       0.00%     100.00%
Class X: The Utilities Portfolio                         94.61%         5.37%       0.02%     100.00%
Class Y: The Utilities Portfolio                         97.75%         2.25%       0.00%     100.00%
Class X: The Income Builder Portfolio                    96.43%         3.57%       0.00%     100.00%
Class Y: The Income Builder Portfolio                    98.51%         1.49%       0.00%     100.00%
Class X: The Dividend Growth Portfolio                   95.63%         4.26%       0.11%     100.00%
Class Y: The Dividend Growth Portfolio                   97.11%         2.89%       0.00%     100.00%
Class X: The Capital Growth Portfolio                    93.87%         5.75%       0.38%     100.00%
Class Y: The Capital Growth Portfolio                    97.47%         2.53%       0.00%     100.00%
Class X: The Global Dividend Growth Portfolio            94.96%         4.81%       0.23%     100.00%
Class Y: The Global Dividend Growth Portfolio            98.12%         1.88%       0.00%     100.00%
Class X: The European Growth Portfolio                   95.00%         4.80%       0.20%     100.00%
Class Y: The European Growth Portfolio                   97.33%         2.67%       0.00%     100.00%
Class X: The Pacific Growth Portfolio                    93.40%         4.57%       2.03%     100.00%
Class Y: The Pacific Growth Portfolio                    96.15%         3.85%       0.00%     100.00%
Class X: The Equity Portfolio                            96.10%         3.79%       0.11%     100.00%
Class Y: The Equity Portfolio                            98.90%         1.10%       0.00%     100.00%
Class X: The S&P 500 Index Portfolio                     95.42%         4.58%       0.00%     100.00%
Class Y: The S&P 500 Index Portfolio                     98.62%         1.38%       0.00%     100.00%
Class X: The Competitive Edge "Best Ideas" Portfolio     94.16%         5.38%       0.46%     100.00%
Class Y: The Competitive Edge "Best Ideas" Portfolio     99.69%         0.31%       0.00%     100.00%
Class X: The Aggressive Equity Portfolio                 96.38%         3.62%       0.00%     100.00%
Class Y: The Aggressive Equity Portfolio                 99.21%         0.79%       0.00%     100.00%
Class X: The Information Portfolio                       98.01%         1.99%       0.00%     100.00%
Class Y: The Information Portfolio                       99.17%         0.83%       0.00%     100.00%
Class X: The Strategist Portfolio                        94.90%         5.04%       0.06%     100.00%
Class Y: The Strategist Portfolio                        97.56%         2.44%       0.00%     100.00%


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment

Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Sub-Advisor was retained to provide sub-advisory services to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO effective December 1, 1998 and November 1, 1998, respectively.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets up to $500 million;
                                      0.425% of net assets exceeding $500 million
                                      but not exceeding $750 million; and
                                      0.375% of net assets exceeding $750 million
The Limited Duration Portfolio        0.45% of net assets
The Quality Income Plus Portfolio     0.50% of net assets up to $500 million and
                                      0.45% of net assets exceeding $500 million
The High Yield Portfolio              0.50% of net assets up to $500 million and
                                      0.425% of net assets exceeding $500 million
The Utilities Portfolio               0.65% of net assets up to $500 million;
                                      0.55% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.525% of net assets exceeding $1 billion
The Income Builder Portfolio          0.75% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion;
                                      0.475% of net assets exceeding $1 billion
                                      but not exceeding $2 billion;
                                      0.45% of net assets exceeding $2 billion
                                      but not exceeding $3 billion; and
                                      0.425% of net assets exceeding $3 billion
The Capital Growth Portfolio          0.65% of net assets
The Global Dividend Growth Portfolio  0.75% of net assets up to $1 billion and
                                      0.725% of net assets exceeding $1 billion
The European Growth Portfolio         0.95% of net assets up to $500 million and
                                      0.90% of net assets exceeding $500 million
The Pacific Growth Portfolio          0.95% of net assets

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Equity Portfolio                  0.50% of net assets up to $1 billion;
                                      0.475% of net assets exceeding $1 billion
                                      but not exceeding $2 billion; and
                                      0.450% of net assets exceeding $2 billion
The S&P 500 Index Portfolio           0.40% of net assets
The Competitive Edge "Best Ideas"     0.65% of net assets
Portfolio
The Aggressive Equity Portfolio       0.75% of net assets
The Information Portfolio             0.75% of net assets
The Strategist Portfolio              0.50% of net assets up to $1.5 billion and
                                      0.475% of net assets exceeding $1.5 billion

    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.

    For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued compensation under the Management Agreement as follows:

                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         1999           2000           2001
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $ 2,177,536    $ 1,929,020    $ 2,487,979
The Limited Duration Portfolio......................        2,134         24,424        115,398
The Quality Income Plus Portfolio...................    2,519,733      2,076,692      2,297,200
The High Yield Portfolio............................    1,657,944      1,093,003        514,608
The Utilities Portfolio.............................    3,606,185      3,671,048      2,940,607
The Income Builder Portfolio........................      632,479        497,794        502,750
The Dividend Growth Portfolio.......................   11,638,694      8,539,459      7,727,136
The Capital Growth Portfolio........................      922,721      1,225,512        888,331
The Global Dividend Growth Portfolio................    3,669,864      3,118,294      2,459,977
The European Growth Portfolio.......................    4,749,793      5,308,859      3,806,995
The Pacific Growth Portfolio........................      754,955        969,734        483,401
The Equity Portfolio................................    7,156,661     10,048,377      6,418,456
The S&P 500 Index Portfolio.........................      457,843        880,891        837,012
The Competitive Edge "Best Ideas" Portfolio.........      206,828        504,726        374,809
The Aggressive Equity Portfolio.....................       28,471        901,980        797,144
The Information Portfolio...........................      N/A              3,008         64,005
The Strategist Portfolio............................    3,399,095      3,679,250      3,124,988
                                                      -----------    -----------    -----------
    Total...........................................  $43,580,936    $44,472,071    $35,840,796
                                                      ===========    ===========    ===========

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Advisor provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

    In approving the Management Agreement and (in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisor are discussed above under "Investment Manager and Sub-Advisor."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    For the fiscal year ended December 31, 2001, Class Y shares of the Portfolios accrued amounts payable under the Plan as follows:


                                                      COMPENSATION ACCRUED FOR
NAME OF PORTFOLIO                                    FISCAL YEAR ENDED 12/31/01
-----------------                                    --------------------------
The Money Market Portfolio.........................           $159,510
The Limited Duration Portfolio.....................             25,690
The Quality Income Plus Portfolio..................             66,513
The High Yield Portfolio...........................             11,153
The Utilities Portfolio............................             54,717
The Income Builder Portfolio.......................              9,604
The Dividend Growth Portfolio......................             94,097
The Capital Growth Portfolio.......................             12,174
The Global Dividend Growth Portfolio...............             14,318
The European Growth Portfolio......................             42,296
The Pacific Growth Portfolio.......................              4,796
The Equity Portfolio...............................            111,991
The S&P 500 Index Portfolio........................             70,452
The Competitive Edge "Best Ideas" Portfolio........             13,328
The Aggressive Equity Portfolio....................             39,838
The Information Portfolio..........................             11,794
The Strategist Portfolio...........................             85,536


    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    The Transfer Agent is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, of the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

    The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, the Sub-Advisor, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1999, 2000 and 2001, the Portfolios paid brokerage commissions as follows:


                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/99     ENDED 12/31/00     ENDED 12/31/01
-----------------                           ----------------   ----------------   ----------------
The Money Market Portfolio................            -0-                -0-                -0-
The Limited Duration Portfolio............            -0-                -0-                -0-
The Quality Income Plus Portfolio.........            -0-                -0-                -0-
The High Yield Portfolio..................    $    10,500                -0-                -0-
The Utilities Portfolio...................         87,152        $   155,363        $   391,871
The Income Builder Portfolio..............         90,868             86,066             56,207
The Dividend Growth Portfolio.............      4,248,651          2,340,426            982,093
The Capital Growth Portfolio..............      1,199,740            998,257            876,249
The Global Dividend Growth Portfolio......        996,294            950,003            202,567
The European Growth Portfolio.............      1,316,726          1,534,067            926,664
The Pacific Growth Portfolio..............        555,870            254,333            321,893
The Equity Portfolio......................      5,790,009          8,002,523          6,179,574
The S&P 500 Index Portfolio...............         60,008             34,203             22,985
The Competitive Edge "Best Ideas"
 Portfolio................................         47,170            113,519             62,179
The Aggressive Equity Portfolio...........         29,426            560,207            652,259
The Information Portfolio.................            -0-              1,829             25,815
The Strategist Portfolio..................        697,388            478,508            470,094
                                              -----------        -----------        -----------
    Total.................................    $15,129,802        $15,509,304        $11,170,450
                                              ===========        ===========        ===========


B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1999 and 2000 the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:


                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/99         12/31/00
-----------------                                             --------         --------
The Money Market Portfolio..................................       -0-              -0-
The Limited Duration Portfolio..............................       -0-              -0-
The Quality Income Plus Portfolio...........................       -0-              -0-
The High Yield Portfolio....................................  $ 10,498              -0-
The Utilities Portfolio.....................................     8,450         $  8,430
The Income Builder Portfolio................................    30,496           25,664
The Dividend Growth Portfolio...............................   167,890          194,380
The Capital Growth Portfolio................................   120,251              -0-
The Global Dividend Growth Portfolio........................    30,930           44,090
The European Growth Portfolio...............................       -0-              -0-
The Pacific Growth Portfolio................................       -0-              -0-
The Equity Portfolio........................................   218,335          128,355
The S&P 500 Index Portfolio.................................       -0-              -0-
The Competitive Edge "Best Ideas" Portfolio.................        25              -0-
The Aggressive Equity Portfolio.............................    21,397          100,823
The Information Portfolio...................................       -0-            1,271
The Strategist Portfolio....................................    27,241           13,969
                                                              --------         --------
    Total...................................................  $635,513         $516,982
                                                              ========         ========


    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:


                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                           AMOUNT OF
                                                                                        EXECUTED TRADES
                                               BROKERAGE           PERCENTAGE OF            ON WHICH
                                            COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                           TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                           DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/01          12/31/01            ENDED 12/31/01
-----------------                          ------------------   -------------------   --------------------
The Money Market Portfolio...............            -0-                  -0-                   -0-
The Limited Duration Portfolio...........            -0-                  -0-                   -0-
The Quality Income Plus Portfolio........            -0-                  -0-                   -0-
The High Yield Portfolio.................            -0-                  -0-                   -0-
The Utilities Portfolio..................       $ 16,245                 4.15%                 8.31%
The Income Builder Portfolio.............       $ 18,666                33.21%                41.22%
The Dividend Growth Portfolio............       $ 93,430                 9.51%                15.57%
The Capital Growth Portfolio.............       $ 70,619                 8.06%                11.26%
The Global Dividend Growth Portfolio.....       $  5,378                 2.65%                 4.34%
The European Growth Portfolio............            -0-                  -0-                   -0-
The Pacific Growth Portfolio.............            -0-                  -0-                   -0-
The Equity Portfolio.....................       $ 70,637                 1.14%                 1.49%
The S&P 500 Index Portfolio..............            -0-                  -0-                   -0-
The Competitive Edge "Best Ideas"
 Portfolio...............................       $    399                 0.64%                 1.03%
The Aggressive Equity Portfolio..........       $ 11,490                 1.76%                 2.18%
The Information Portfolio................       $ 13,994                54.21%                47.16%
The Strategist Portfolio.................       $ 26,114                 5.55%                 2.96%
                                                --------
    Total................................       $326,972
                                                ========

    During the fiscal years ended December 31, 1999 and 2000, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:


                                                                BROKERAGE COMMISSIONS
                                                              PAID TO MORGAN STANLEY &
                                                              CO. FOR FISCAL YEAR ENDED
                                                              -------------------------
NAME OF PORTFOLIO                                              12/31/99      12/31/00
-----------------                                              --------      --------
The Money Market Portfolio..................................         -0-           -0-
The Limited Duration Portfolio..............................         -0-           -0-
The Quality Income Plus Portfolio...........................         -0-           -0-
The High Yield Portfolio....................................         -0-           -0-
The Utilities Portfolio.....................................         -0-    $    3,959
The Income Builder Portfolio................................  $    2,555         2,101
The Dividend Growth Portfolio...............................     255,110       125,914
The Capital Growth Portfolio................................      83,995           -0-
The Global Dividend Growth Portfolio........................     145,785       156,221
The European Growth Portfolio...............................         -0-           -0-
The Pacific Growth Portfolio................................      55,994           -0-
The Equity Portfolio........................................     637,848       765,135
The S&P 500 Index Portfolio.................................         -0-           869
The Competitive Edge "Best Ideas" Portfolio.................      39,371        89,859
The Aggressive Equity Portfolio.............................         671        37,119
The Information Portfolio...................................         -0-             2
The Strategist Portfolio....................................      26,580        23,955
                                                              ----------    ----------
    Total...................................................  $1,247,909    $1,205,134
                                                              ==========    ==========


    For the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:


                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/01           12/31/01            ENDED 12/31/01
-----------------                   -------------------------   -------------------   --------------------
The Money Market Portfolio........                 -0-                   -0-                     -0-
The Limited Duration Portfolio....                 -0-                   -0-                     -0-
The Quality Income Plus
 Portfolio........................                 -0-                   -0-                     -0-
The High Yield Portfolio..........                 -0-                   -0-                     -0-
The Utilities Portfolio...........            $ 26,581                  6.78%                   7.50%
The Income Builder Portfolio......            $  2,792                  4.97%                   5.52%
The Dividend Growth Portfolio.....            $131,486                 13.39%                   9.70%
The Capital Growth Portfolio......            $ 43,956                  5.02%                   4.62%
The Global Dividend Growth
 Portfolio........................            $ 22,298                 11.01%                  11.92%
The European Growth Portfolio.....                 -0-                   -0-                     -0-
The Pacific Growth Portfolio......            $    663                  0.21%                   0.20%
The Equity Portfolio..............            $589,325                  9.54%                  10.80%
The S&P 500 Index Portfolio.......            $    131                  0.57%                   0.97%
The Competitive Edge "Best Ideas"
 Portfolio........................            $ 49,471                 79.56%                  89.72%
The Aggressive Equity Portfolio...            $ 65,534                 10.05%                  10.67%
The Information Portfolio.........            $    121                  0.47%                   0.52%
The Strategist Portfolio..........            $ 37,215                  7.92%                  10.65%
                                              --------
    Total.........................            $969,573
                                              ========

    During the fiscal year ended December 31, 1999, the PACIFIC GROWTH PORTFOLIO paid a total of $605 in brokerage commissions to China International Capital, which broker-dealer became an affiliate of the Investment Manager during 1999.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

    The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisor (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 2001, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:


                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/01              12/31/01
-----------------                           ------------------------------   --------------------------
The Money Market Portfolio................                    -0-                               -0-
The Limited Duration Portfolio............                    -0-                               -0-
The Quality Income Plus Portfolio.........                    -0-                               -0-
The High Yield Portfolio..................                    -0-                               -0-
The Utilities Portfolio...................             $  231,732                    $  109,888,083
The Income Builder Portfolio..............             $   30,047                    $   15,354,305
The Dividend Growth Portfolio.............             $  640,208                    $  384,309,016
The Capital Growth Portfolio..............             $  666,076                    $  427,541,674
The Global Dividend Growth Portfolio......             $  166,610                    $   76,737,252
The European Growth Portfolio.............                    -0-                               -0-
The Pacific Growth Portfolio..............             $   19,986                    $   11,671,438
The Equity Portfolio......................             $4,973,611                    $3,930,910,103
The S&P 500 Index Portfolio...............             $      170                    $      391,749
The Competitive Edge "Best Ideas"
 Portfolio................................             $   11,789                    $    5,150,467
The Aggressive Equity Portfolio...........             $  526,318                    $  433,539,269
The Information Portfolio.................             $    8,150                    $    6,671,746
The Strategist Portfolio..................             $  396,379                    $  246,760,296
                                                       ----------                    --------------
    Total.................................             $7,671,076                    $5,648,925,398
                                                       ==========                    ==============


E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 2001, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:


NAME OF PORTFOLIO                                                          ISSUER
-----------------                                 --------------------------------------------------------
The Money Market Portfolio                        The Bank of New York, Inc., JPMorgan Chase & Co., Inc.,
                                                   Goldman Sachs Group Inc. and Bank of America, N.A.
The Limited Duration Portfolio                    Goldman Sachs Group Inc., JP Morgan Securities Inc.,
                                                   Prudential Financial Inc.
The Quality Income Plus Portfolio                 Goldman Sachs Group Inc., Bank of America Corp., Lehman
                                                   Brothers Holdings
The High Yield Portfolio                          None
The Utilities Portfolio                           None
The Income Builder Portfolio                      JP Morgan Securities Inc.
The Dividend Growth Portfolio                     Bank of America Corp., JPMorgan Chase & Co.
The Capital Growth Portfolio                      Bank of America Corp., Goldman Sachs Group, Inc., Lehman
                                                   Brothers Holdings, Inc., Prudential Financial, Inc.
The Global Dividend Growth Portfolio              None
The European Growth Portfolio                     None
The Pacific Growth Portfolio                      None

NAME OF PORTFOLIO                                                          ISSUER
-----------------                                 --------------------------------------------------------
The Equity Portfolio                              Bank of America Corp., Bank of New York, Goldman Sachs
                                                   Group, Inc., JPMorgan Chase & Co., Inc., Lehman
                                                   Brothers Holdings, Inc., Merrill Lynch & Co., Inc.,
                                                   Prudential Financial, Inc.
The S&P 500 Index Portfolio                       Bank of America Securities LLC, The Bank of New York, JP
                                                   Morgan Securities Inc., Lehman Brothers Inc., Merrill
                                                   Lynch, Pierce, Fenner & Smith Inc.
The Competitive Edge "Best Ideas" Portfolio       The Bank of New York, Inc.
The Aggressive Equity                             Bank of America Corp., The Bank of New York, Goldman
                                                   Sachs Group, Inc., Lehman Brothers Holdings, Inc.,
                                                   Merrill Lynch & Co., Inc., Prudential Financial Inc.
The Information Portfolio                         None
The Strategist Portfolio                          Goldman Sachs & Co., Bank of America Securities LLC, The
                                                   Bank of New York, Lehman Brothers Inc., JP Morgan
                                                   Securities Inc., Prudential Financial Inc.


    At December 31, 2001, the Portfolios held securities issued by such brokers or dealers with the following market values:


                                                                                           MARKET VALUE
NAME OF PORTFOLIO                                                    ISSUER                AT 12/31/01
-----------------                                        ------------------------------    ------------
The Money Market Portfolio                               The Bank of New York, Inc.        $ 9,985,000
                                                         JPMorgan Chase & Co., Inc.        $19,984,691
                                                         Goldman Sachs Group Inc.          $ 5,988,410
                                                         Bank of America, N.A.             $ 6,000,000

The Limited Duration Portfolio                           Goldman Sachs Group Inc.          $    97,393

                                                         Prudential Financial Inc          $   103,390

The Quality Income Plus Portfolio                        Goldman Sachs Group Inc.          $ 5,786,651

                                                         Lehman Brothers Holdings          $ 4,135,028

The High Yield Portfolio                                 None                              $         0

The Utilities Portfolio                                  None                              $         0

The Income Builder Portfolio                             JP Morgan Securities Inc.         $   836,050

The Dividend Growth Portfolio                            Bank of America Corp.             $19,514,500

                                                         JPMorgan Chase & Co.              $18,175,000

The Capital Growth Portfolio                             Goldman Sachs Group, Inc.         $ 2,318,750

                                                         Prudential Financial, Inc.        $   311,986

The Global Dividend Growth Portfolio                     Bank of America Corp.             $ 2,958,650

The European Growth Portfolio                            None                              $         0

The Pacific Growth Portfolio                             None                              $         0

The Equity Portfolio                                     Bank of America Corp.             $12,061,220

                                                         Goldman Sachs Group, Inc.         $10,573,500

                                                         Lehman Brothers Holdings, Inc.    $10,661,280

                                                         Merrill Lynch & Co., Inc.         $ 4,424,988

                                                         Prudential Financial, Inc.        $ 3,182,921

The S&P 500 Index Portfolio                              Bank of America Securities LLC    $ 1,935,146

                                                         The Bank of New York              $   587,112

                                                         Lehman Brothers Inc.              $   311,021

                                                         Merrill Lynch, Pierce,
                                                          Fenner & Smith Inc.              $   861,856

                                                                                           MARKET VALUE
NAME OF PORTFOLIO                                                    ISSUER                AT 12/31/01
-----------------                                        ------------------------------    ------------
                                                         JP Morgan Securities Inc.         $ 1,401,329

The Competitive Edge "Best Ideas" Portfolio              The Bank of New York, Inc.        $ 1,183,200

The Aggressive Equity                                    Bank of America Corp.             $ 1,107,920

                                                         Goldman Sachs Group, Inc.         $   556,500

                                                         Lehman Brothers Holdings, Inc.    $   622,500

                                                         Merrill Lynch & Co., Inc.         $   604,592

The Information Portfolio                                None                              $         0

The Strategist Portfolio                                 Merrill Lynch, Pierce,
                                                          Fenner & Smith Inc.              $ 5,212,000

                                                         Prudential Financial Inc.         $   895,921

                                                         Prudential Financial Inc.         $   618,901


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into seventeen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or
(iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


    In the calculation of a Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


    Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account have a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the prospectus for the Contracts which accompanies each of the Class X PROSPECTUS and the Class Y PROSPECTUS for the Fund.)


    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2001 was 1.69% for Class X shares and 1.44% for Class Y shares. The seven day effective yield on December 31, 2001 was 1.71% for Class X shares and 1.45% for Class Y shares, assuming daily compounding.



    From time to time the Fund may quote the "yield" of each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2001, the yield of the LIMITED

DURATION PORTFOLIO, calculated pursuant to this formula, was 2.70% for Class X shares and 2.46% for Class Y shares, the yield of the QUALITY INCOME PLUS PORTFOLIO, calculated pursuant to this formula, was 5.50% for Class X shares and 5.25% for Class Y shares, the yield of the HIGH YIELD PORTFOLIO, calculated pursuant to this formula, was 23.25% for Class X shares and 23.05% for Class Y shares, and the yield of the UTILITIES PORTFOLIO, calculated pursuant to this formula, was 2.41% for Class X shares and 2.16% for Class Y shares.


    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total returns of the Class X and Class Y shares of each Portfolio for the one, five and ten year periods ended December 31, 2001 (or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2001, if shorter than any of the foregoing) were as follows:


CLASS X SHARES


                                                                                                               AVERAGE ANNUAL
                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                   AVERAGE ANNUAL        AVERAGE ANNUAL         COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLICABLE)     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
The Money Market
 Portfolio...........         N/A                      3.94%                 5.03%                4.59%                   N/A
The Limited Duration
 Portfolio...........      05/04/99                    6.72%                  N/A                  N/A                   5.30%
The Quality Income
 Plus Portfolio......         N/A                      9.57%                 7.05%                7.32%                   N/A
The High Yield
 Portfolio...........         N/A                    -33.75%               -14.20%               -1.53%                   N/A
The Utilities
 Portfolio...........         N/A                    -25.75%                 6.30%                8.44%                   N/A
The Income Builder
 Portfolio...........      01/21/97                    2.30%                  N/A                  N/A                   6.83%
The Dividend Growth
 Portfolio...........         N/A                     -5.20%                 6.94%               10.96%                   N/A
The Capital Growth
 Portfolio...........         N/A                    -26.31%                 8.19%                7.45%                   N/A
The Global Dividend
 Growth Portfolio....      02/23/94                   -6.25%                 5.73%                 N/A                   8.53%
The European Growth
 Portfolio...........         N/A                    -17.76%                 7.75%               14.20                    N/A
The Pacific Growth
 Portfolio...........      02/23/94                  -27.42%               -14.85%                 N/A                  -9.45%

                                                                                                               AVERAGE ANNUAL
                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                   AVERAGE ANNUAL        AVERAGE ANNUAL         COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLICABLE)     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
The Equity
 Portfolio...........         N/A                    -26.87%                12.75%               12.76%                   N/A
The S&P 500 Index
 Portfolio...........      05/18/98                  -12.23%                  N/A                  N/A                   1.96%
The Competitive Edge
 "Best Ideas"
 Portfolio...........      05/18/98                  -23.33%                  N/A                  N/A                  -6.35%
The Aggressive Equity
 Portfolio...........      05/04/99                  -28.46%                  N/A                  N/A                   1.00%
The Information
 Portfolio...........       11/6/00                  -42.87%                  N/A                  N/A                 -42.25%
The Strategist
 Portfolio...........         N/A                    -10.18%                 9.04%                9.09%                   N/A


CLASS Y SHARES


                                                                                AVERAGE ANNUAL TOTAL
                              DATE OF INCEPTION                             RETURN FOR PERIOD FROM FIRST
                              OR FIRST OFFERING   TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
                                OF SHARES OF            YEAR ENDED                    THROUGH
NAME OF PORTFOLIO                 THE CLASS          DECEMBER 31, 2001           DECEMBER 31, 2001
-----------------             -----------------   -----------------------   ----------------------------
The Money Market
 Portfolio..................      06/05/00                       3.68%                        4.51%
The Limited Duration
 Portfolio..................      06/05/00                       6.49                         6.60
The Quality Income Plus
 Portfolio..................      06/05/00                       9.33                        11.35
The High Yield Portfolio....      06/05/00                     -33.92                       -38.78
The Utilities Portfolio.....      06/05/00                     -25.98                       -16.34
The Income Builder
 Portfolio..................      06/05/00                       2.10                         2.02
The Dividend Growth
 Portfolio..................      06/05/00                      -5.42                         1.15
The Capital Growth
 Portfolio..................      06/05/00                     -26.49                       -18.96
The Global Dividend Growth
 Portfolio..................      06/05/00                      -6.44                        -4.11
The European Growth
 Portfolio..................      06/05/00                     -17.92                       -16.01
The Pacific Growth
 Portfolio..................      06/05/00                     -27.26                       -32.99
The Equity Portfolio........      06/05/00                     -27.07                       -20.29
The S&P 500 Index
 Portfolio..................      06/05/00                     -12.53                       -13.95
The Competitive Edge "Best
 Ideas" Portfolio...........      06/05/00                     -23.53                       -24.10
The Aggressive Equity
 Portfolio..................      06/05/00                     -28.61                       -20.58
The Information Portfolio...      11/06/00                     -42.99                       -42.35
The Strategist Portfolio....      06/05/00                     -10.40                        -6.76


    The Investment Manager assumed all operating expenses of each of the Class X and Class Y shares of the INFORMATION PORTFOLIO during the period November 6, 2000 through December 31, 2001. Without the waiver of fees and assumption of expenses by the Investment Manager, the total return of the Class X and Class Y shares of the INFORMATION PORTFOLIO for the periods ended
December 31, 2000 and 2001 would have been -43.74% and -43.01% (Class X) and -43.63% and -42.92% (Class Y).

    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.


    Based on the foregoing calculation, the total returns of the CLASS X and CLASS Y shares of each Portfolio for the one, five and ten year periods ended December 31, 2001 (or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2001, if shorter than any of the foregoing) were as follows:


CLASS X SHARES


                                                                                                              TOTAL RETURN FOR
                                                                                                                 PERIOD FROM
                                                                                                                COMMENCEMENT
                                            TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                       DATE OF INCEPTION    FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO       (IF APPLCABLE)      DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001
-----------------      -----------------   -------------------   -------------------   -------------------   -------------------
The Money Market
 Portfolio...........         N/A                      3.94%                27.80%                56.61%                  N/A
The Limited Duration
 Portfolio...........      05/04/99                    6.72%                  N/A                   N/A                 14.72%
The Quality Income
 Plus Portfolio......         N/A                      9.57%                40.60%               102.72%                  N/A
The High Yield
 Portfolio...........         N/A                    -33.75%               -53.51%               -14.28%                  N/A
The Utilities
 Portfolio...........         N/A                    -25.75%                35.70%               124.95%                  N/A
The Income Builder
 Portfolio...........      01/21/97                    2.30%                  N/A                   N/A                 38.59%
The Dividend Growth
 Portfolio...........         N/A                     -5.20%                39.85%               182.85%                  N/A
The Capital Growth
 Portfolio...........         N/A                    -26.31%                48.22%               105.08%                  N/A
The Global Dividend
 Growth Portfolio....      02/23/94                   -6.25%                32.14%                  N/A                 90.13%
The European Growth
 Portfolio...........         N/A                    -17.76%                45.27%               277.42                   N/A
The Pacific Growth
 Portfolio...........      02/23/94                  -27.42%               -55.22%                  N/A                -54.12%
The Equity
 Portfolio...........         N/A                    -26.87%                82.25%               232.44%                  N/A
The S&P 500 Index
 Portfolio...........      05/18/98                  -12.23%                  N/A                   N/A                  7.29%
The Competitive Edge
 "Best Ideas"
 Portfolio...........      05/18/98                  -23.33%                  N/A                   N/A                -21.16%
The Aggressive Equity
 Portfolio...........      05/04/99                  -28.46%                  N/A                   N/A                  2.68%
The Information
 Portfolio...........      11/06/00                  -42.87%                  N/A                   N/A                -46.82%
The Strategist
 Portfolio...........         N/A                    -10.18%                54.17%               138.67%                  N/A

CLASS Y SHARES


                                                                                      TOTAL RETURN FOR
                                                                                         PERIOD FROM
                                              DATE OF INCEPTION                         COMMENCEMENT
                                              OR FIRST OFFERING   TOTAL RETURN FOR      OF OPERATIONS
                                                OF SHARES OF      FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                                 THE CLASS       DECEMBER 31, 2001   DECEMBER 31, 2001
-----------------                             -----------------   -----------------   -----------------
The Money Market Portfolio..................      06/05/00                   3.68%               7.17%
The Limited Duration Portfolio..............      06/05/00                   6.49%              10.56%
The Quality Income Plus Portfolio...........      06/05/00                   9.33%              18.41%
The High Yield Portfolio....................      06/05/00                 -33.92%             -53.76%
The Utilities Portfolio.....................      06/05/00                 -25.98%             -24.45%
The Income Builder Portfolio................      06/05/00                   2.10%               3.19%
The Dividend Growth Portfolio...............      06/05/00                  -5.42%               1.82%
The Capital Growth Portfolio................      06/05/00                 -26.49%             -28.14%
The Global Dividend Growth Portfolio........      06/05/00                  -6.44%              -6.38%
The European Growth Portfolio...............      06/05/00                 -17.92%             -23.99%
The Pacific Growth Portfolio................      06/05/00                 -27.26%             -46.70%
The Equity Portfolio........................      06/05/00                 -27.07%              29.98%
The S&P 500 Index Portfolio.................      06/05/00                 -12.53%             -21.03%
The Competitive Edge "Best Ideas"
 Portfolio..................................      06/05/00                 -23.53%             -35.17%
The Aggressive Equity Portfolio.............      06/05/00                 -28.61%             -30.39%
The Information Portfolio...................      11/06/00                 -42.99%             -46.92%
The Strategist Portfolio....................      06/05/00                 -10.40%             -10.42%



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class of each Portfolio of the Fund on the date shares of the Class were first offered would have grown (or declined) to the following amounts at December 31, 2001:



                                                            INVESTMENT ON DATE SHARES WERE FIRST
                                                                         OFFERED OF
                                                            -------------------------------------
NAME OF PORTFOLIO                                            $10,000      $50,000      $100,000
-----------------                                           ----------   ----------   -----------
The Money Market Portfolio - Class X......................   $ 27,424     $137,120    $  274,240
The Money Market Portfolio - Class Y......................     10,717       53,585       107,170
The Limited Duration Portfolio - Class X..................     11,472       57,360       114,720
The Limited Duration Portfolio - Class Y..................     11,056       55,280       110,560
The Quality Income Plus Portfolio - Class X...............     31,946      159,730       319,460
The Quality Income Plus Portfolio - Class Y...............     11,841       59,205       118,410
The High Yield Portfolio - Class X........................     16,014       80,070       160,140
The High Yield Portfolio - Class Y........................      4,624       23,120        46,240
The Utilities Portfolio - Class X.........................     28,346      141,730       283,460
The Utilities Portfolio - Class Y.........................      7,555       37,775        75,550
The Income Builder Portfolio - Class X....................     13,859       69,295       138,590
The Income Builder Portfolio - Class Y....................     10,319       51,595       103,190
The Dividend Growth Portfolio - Class X...................     33,315      166,575       333,150
The Dividend Growth Portfolio - Class Y...................     10,182       50,910       101,820
The Capital Growth Portfolio - Class X....................     26,335      131,675       263,350
The Capital Growth Portfolio - Class Y....................      7,186       35,930        71,860
The Global Dividend Growth Portfolio - Class X............     19,013       95,065       190,130
The Global Dividend Growth Portfolio - Class Y............      9,362       46,810        93,620

                                                            INVESTMENT ON DATE SHARES WERE FIRST
                                                                         OFFERED OF
                                                            -------------------------------------
NAME OF PORTFOLIO                                            $10,000      $50,000      $100,000
-----------------                                           ----------   ----------   -----------
The European Growth Portfolio - Class X...................   $ 38,248     $191,240    $  382,480
The European Growth Portfolio - Class Y...................      7,601       38,005        76,010
The Pacific Growth Portfolio - Class X....................      4,588       22,940        45,880
The Pacific Growth Portfolio - Class Y....................      5,330       26,650        53,300
The Equity Portfolio - Class X............................    100,280      501,400     1,002,800
The Equity Portfolio - Class Y............................      7,002       35,010        70,020
The S&P 500 Index Portfolio - Class X.....................     10,729       53,645       107,290
The S&P 500 Index Portfolio - Class Y.....................      7,897       39,485        78,970
The Competitive Edge "Best Ideas" Portfolio - Class X.....      7,884       39,420        78,840
The Competitive Edge "Best Ideas" Portfolio - Class Y.....      6,483       32,415        64,830
The Aggressive Equity Portfolio - Class X.................     10,268       51,340       102,680
The Aggressive Equity Portfolio - Class Y.................      6,961       34,805        69,610
The Information Portfolio - Class X.......................      5,318       26,590        53,180
The Information Portfolio - Class Y.......................      5,308       26,540        53,080
The Strategist Portfolio - Class X........................     39,286      196,430       392,860
The Strategist Portfolio - Class Y........................      8,958       44,790        89,580


    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in each of the Class X and Class Y PROSPECTUSES have been so included and incorporated in reliance on the report of Deloitte &
Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

                                            ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                   ON DATE OF          MATURITY
THOUSANDS                                    PURCHASE             DATE             VALUE

--------------------------------------------------------------------------------------------

           Commercial Paper (56.6%)
           BANKING (4.1%)
 $10,000   Bank of New York Co., Inc.....      2.01%            01/28/02        $  9,985,000
  13,000   J.P. Morgan Chase & Co........   1.89 - 2.01   01/17/02 - 01/30/02     12,984,691
                                                                                ------------
                                                                                  22,969,691
                                                                                ------------
           COMPUTER PROCESSING HARDWARE (1.3%)
   7,000   IBM Credit Corp...............      2.10             01/02/02           6,999,592
                                                                                ------------
           FINANCE - AUTOMOTIVE (1.3%)
   7,000   American Honda Finance
            Corp.........................      2.06             01/28/02           6,989,237
                                                                                ------------
           FINANCE - CONSUMER (10.6%)
  27,500   FCAR Owner Trust..............   1.77 - 2.34   01/09/02 - 02/15/02     27,462,229
  26,500   New Center Asset Trust........   1.78 - 1.92   01/10/02 - 03/21/02     26,447,160
   5,500   Wells Fargo Financial Inc.....      2.31             03/13/02           5,475,160
                                                                                ------------
                                                                                  59,384,549
                                                                                ------------
           FINANCE - CORPORATE (3.4%)
  19,000   Ciesco, L.P...................   2.01 - 2.23   01/08/02 - 02/05/02     18,973,410
                                                                                ------------
           FINANCIAL CONGLOMERATES (4.7%)
  26,500   General Electric Capital
            Corp.........................   2.05 - 2.47   01/18/02 - 03/27/02     26,421,486
                                                                                ------------
           INSURANCE (3.4%)
  19,000   American General Corp.........   1.84 - 1.92   01/14/02 - 01/30/02     18,981,348
                                                                                ------------
           INTEGRATED OIL (4.5%)
   9,000   ChevronTexaco Corp............      1.84             02/19/02           8,977,582
  16,350   Texaco, Inc...................   1.88 - 1.94   01/03/02 - 01/09/02     16,346,068
                                                                                ------------
                                                                                  25,323,650
                                                                                ------------
           INTERNATIONAL BANKS (22.2%)
   7,000   A N Z (DE) Inc................      1.88             02/11/02           6,985,092
  14,000   Abbey National North America
            Corp.........................   1.80 - 2.04   01/04/02 - 02/21/02     13,978,819
   7,000   Barclays U.S. Funding Corp....      2.10             01/07/02           6,997,556
   6,000   CBA (Delaware) Finance Inc....      2.39             01/07/02           5,997,630
  24,500   Dresdner U.S. Finance Inc.....   1.88 - 2.30   01/11/02 - 02/07/02     24,468,606
  10,000   Halifax PLC...................      1.79             01/15/02           9,993,039
  11,000   KFW International Finance
            Inc..........................   1.89 - 2.29   02/06/02 - 04/25/02     10,956,772
   7,000   Societe Generale N.A. Inc.....      1.90             01/08/02           6,997,414
  16,000   Toronto-Dominion Holdings USA
            Inc..........................   2.03 - 2.04   01/02/02 - 02/22/02     15,981,843
  14,869   UBS Finance (Delaware) LLC....   1.70 - 1.81   01/02/02 - 03/28/02     14,838,129
   7,000   Westpac Capital Corp..........      1.88             02/12/02           6,984,728
                                                                                ------------
                                                                                 124,179,628
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                                            ANNUALIZED
PRINCIPAL                                     YIELD
AMOUNT IN                                   ON DATE OF         MATURITY
THOUSANDS                                    PURCHASE            DATE              VALUE

--------------------------------------------------------------------------------------------

           INVESTMENT BANKERS/BROKERS (1.1%)
 $ 6,000   Goldman Sachs Group Inc.......      1.83%            02/08/02        $  5,988,410
                                                                                ------------
           Total Commercial Paper
            (COST $316,211,001)...............................................   316,211,001
                                                                                ------------
           U.S. Government Agencies (35.5%)
  10,000   Federal Farm Credit Banks.....      1.70             01/23/02           9,989,611
  28,350   Federal Home Loan Banks.......   1.77 - 2.36   01/04/02 - 04/17/02     28,242,549
  69,600   Federal Home Loan Mortgage
            Corp.........................   1.70 - 4.16   01/03/02 - 07/19/02     69,211,288
  91,314   Federal National Mortgage
            Assoc........................   1.71 - 4.01   01/25/02 - 05/31/02     90,714,966
                                                                                ------------
           Total U.S. Government Agencies
            (COST $198,158,414)...............................................   198,158,414
                                                                                ------------
           Short-Term Bank Notes (4.5%)
   6,000   Bank of America, N.A..........      2.47             01/10/02           6,000,000
  12,000   U.S. Bank N.A. Cincinnati.....      2.13       01/31/02 - 02/04/02     12,000,000
   7,000   LaSalle Bank N.A..............      2.11             02/01/02           7,000,000
                                                                                ------------
           Total Short-Term Bank Notes
            (COST $25,000,000)................................................    25,000,000
                                                                                ------------
           Certificate of Deposit (1.2%)
   7,000   Chase Manhattan Bank (USA),
            N.A.
            (COST $7,000,000)............      1.75             03/15/02           7,000,000
                                                                                ------------

           Total Investments
            (COST $546,369,415) (a)......   97.8%   546,369,415
           Other Assets in Excess of
            Liabilities..................    2.2     12,348,512
                                           -----   ------------
           Net Assets....................  100.0%  $558,717,927
                                           =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

 PRINCIPAL
 AMOUNT IN                                                            COUPON           MATURITY
 THOUSANDS                                                             RATE              DATE             VALUE

 -----------------------------------------------------------------------------------------------------------------

               Corporate Bonds (26.1%)
               AEROSPACE & DEFENSE (1.1%)
 $     160     Lockheed Martin Corp..............................      6.50%           04/15/03        $   165,288
       275     Northrop Grumman Corp.............................      7.00            03/01/06            287,795
        50     Raytheon Co.......................................      6.75            08/15/07             51,777
        65     Raytheon Co.......................................      8.20            03/01/06             70,455
                                                                                                       -----------
                                                                                                           575,315
                                                                                                       -----------
               AIRLINES (0.1%)
        45     Southwest Airlines Co.............................      5.496           11/01/06             44,309
                                                                                                       -----------
               AUTO PARTS: O.E.M. (0.6%)
        80     Delphi Auto Systems Corp..........................      6.125           05/01/04             81,430
       125     Johnson Controls Inc..............................      5.00            11/15/06            121,675
       115     TRW Inc...........................................      7.625           03/15/06            118,438
                                                                                                       -----------
                                                                                                           321,543
                                                                                                       -----------
               BROADCASTING (0.3%)
       140     Clear Channel Communications Corp.................      7.25            09/15/03            144,786
                                                                                                       -----------
               CABLE/SATELLITE (1.7%)
       360     Comcast Cable.....................................      6.375           01/30/06            365,793
       290     Cox Communications Inc............................      7.50            08/15/04            309,433
       165     TCI Communications Inc............................      6.375           05/01/03            169,554
                                                                                                       -----------
                                                                                                           844,780
                                                                                                       -----------
               DEPARTMENT STORES (0.5%)
       180     Federated Department Stores Co....................      8.50            06/15/03            190,845
        40     May Department Stores Co..........................      6.875           11/01/05             42,214
                                                                                                       -----------
                                                                                                           233,059
                                                                                                       -----------
               DISCOUNT STORES (0.7%)
       100     Target Corp.......................................      7.50            02/15/05            109,236
       230     Wal-Mart Stores, Inc..............................      5.45            08/01/06            235,384
                                                                                                       -----------
                                                                                                           344,620
                                                                                                       -----------
               DRUGSTORE CHAINS (0.2%)
       115     CVS Corp..........................................      5.625           03/15/06            115,824
                                                                                                       -----------
               ELECTRIC UTILITIES (0.8%)
       225     DTE Energy Co.....................................      6.45            06/01/06            230,932
       170     Progressive Energy Inc............................      6.75            03/01/06            176,519
                                                                                                       -----------
                                                                                                           407,451
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                                            COUPON           MATURITY
 THOUSANDS                                                             RATE              DATE            VALUE

 -----------------------------------------------------------------------------------------------------------------

               ENVIRONMENTAL SERVICES (0.6%)
 $      60     USA Waste Services Inc............................     7.125%           10/01/07        $    61,271
       215     WMX Technologies Inc..............................      7.00            10/15/06            220,975
                                                                                                       -----------
                                                                                                           282,246
                                                                                                       -----------
               FINANCE/RENTAL/LEASING (2.4%)
       180     American General Finance Corp.....................      5.875           07/14/06            182,645
       100     Associates Corp. North America....................      6.50            07/15/02            102,213
        90     CIT Group Inc.....................................      5.625           05/17/04             92,729
       304     Ford Motor Credit Co..............................      6.875           02/01/06            305,440
       305     Household Finance Corp............................      6.50            01/24/06            312,609
       100     IBM Credit Corp...................................      7.00            01/28/02            100,336
       110     MBNA America Bank N.A.............................      6.50            06/20/06            107,942
                                                                                                       -----------
                                                                                                         1,203,914
                                                                                                       -----------
               FINANCIAL CONGLOMERATES (0.2%)
        95     General Motors Acceptance Corp....................      7.50            07/15/05             99,871
                                                                                                       -----------
               FINANCIAL PUBLISHING/SERVICES (0.1%)
        60     Reed Elsevier Capital.............................      6.125           08/01/06             61,067
                                                                                                       -----------
               FOOD RETAIL (0.8%)
       285     Kroger Co. (Fred Meyer Inc.)......................      7.375           03/01/05            300,947
        80     Safeway Inc.......................................      6.15            03/01/06             82,133
                                                                                                       -----------
                                                                                                           383,080
                                                                                                       -----------
               FOODS: MAJOR DIVERSIFIED (0.4%)
       170     Unilever Capital Corp.............................      6.75            11/01/03            179,505
                                                                                                       -----------
               FOODS: MEAT/FISH/DAIRY (0.1%)
        65     Conagra Foods Inc.................................      6.00            09/15/06             66,515
                                                                                                       -----------
               GAS DISTRIBUTORS (0.7%)
       165     Consolidated Natural Gas Co.......................      5.375           11/01/06            162,700
       110     Nisource Finance Corp.............................      7.625           11/15/05            114,952
        95     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
                (Qatar)..........................................      7.628           09/15/06             99,870
                                                                                                       -----------
                                                                                                           377,522
                                                                                                       -----------
               HOME BUILDING (0.2%)
       115     Centex Corp.......................................      9.75            06/15/05            127,222
                                                                                                       -----------
               HOME IMPROVEMENT CHAINS (0.7%)
       330     Lowe's Companies Inc..............................      7.50            12/15/05            353,694
                                                                                                       -----------
               HOSPITAL/NURSING MANAGEMENT (0.3%)
       165     Tenet Healthcare Corp. - 144A*....................      5.375           11/15/06            161,388
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                                            COUPON           MATURITY
 THOUSANDS                                                             RATE              DATE            VALUE

 -----------------------------------------------------------------------------------------------------------------

               HOTELS/RESORTS/CRUISELINES (0.1%)
 $      50     Marriott International Inc. (Series D)............     8.125%           04/01/05        $    53,760
                                                                                                       -----------
               INDUSTRIAL CONGLOMERATES (1.0%)
       275     Honeywell International...........................      5.125           11/01/06            271,297
       250     Tyco International Group S.A. (Luxembourg)........      6.375           02/15/06            255,334
                                                                                                       -----------
                                                                                                           526,631
                                                                                                       -----------
               INTEGRATED OIL (0.4%)
       175     Conoco Inc........................................      5.90            04/15/04            181,746
                                                                                                       -----------
               INVESTMENT BANKS/BROKERS (0.7%)
       230     Credit Suisse FB USA Inc..........................      5.875           08/01/06            233,971
        90     Goldman Sachs Group Inc...........................      7.625           08/17/05             97,393
                                                                                                       -----------
                                                                                                           331,364
                                                                                                       -----------
               LIFE/HEALTH INSURANCE (1.4%)
       200     John Hancock Global Funding - 144A*...............      5.625           06/27/06            201,966
       250     Metropolitan Life Insurance Co. - 144A*...........      6.30            11/01/03            260,207
       165     Nationwide Mutual Insuance Co. - 144A*............      6.50            02/15/04            171,938
       100     Prudential Insurance Co - 144A*...................      6.375           07/23/06            103,390
                                                                                                       -----------
                                                                                                           737,501
                                                                                                       -----------
               MAJOR BANKS (0.2%)
       100     First Union Corp..................................      8.00            11/15/02            104,338
                                                                                                       -----------
               MAJOR TELECOMMUNICATIONS (3.1%)
       200     AT&T Corp. - 144A*................................      6.50            11/15/06            203,321
       205     Bell South Corp...................................      5.00            10/15/06            203,483
       170     British Telecom PLC (United Kingdom)..............      7.875           12/15/05            182,105
       215     Deutsche Telekom International Finance
                (Netherlands)....................................      7.75            06/15/05            232,810
       195     Sprint Capital Corp. - 144A*......................      6.00            01/15/07            193,611
       230     Telus Corp........................................      7.50            06/01/07            242,045
        65     WorldCom, Inc.....................................      6.25            08/15/03             66,630
       210     WorldCom, Inc.....................................      6.50            05/15/04            215,774
        50     WorldCom, Inc.....................................      7.875           05/15/03             52,273
                                                                                                       -----------
                                                                                                         1,592,052
                                                                                                       -----------
               MANAGED HEALTH CARE (0.5%)
       105     Aetna Inc.........................................      7.375           03/01/06            105,279
        65     United Health Group Inc...........................      7.50            11/15/05             69,179
        95     WellPoint Health Network..........................      6.375           06/15/06             96,880
                                                                                                       -----------
                                                                                                           271,338
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                                            COUPON           MATURITY
 THOUSANDS                                                             RATE              DATE            VALUE

 -----------------------------------------------------------------------------------------------------------------

               MEDIA CONGLOMERATES (1.0%)
 $     310     AOL Time Warner...................................     6.125%           04/15/06        $   316,643
       185     Viacom Inc........................................      6.40            01/30/06            190,875
                                                                                                       -----------
                                                                                                           507,518
                                                                                                       -----------
               MOTOR VEHICLES (0.6%)
       175     DaimlerChrysler North American Holdings Co........      6.40            05/15/06            175,018
       125     Ford Motor Credit Co..............................      6.50            01/25/07            122,291
                                                                                                       -----------
                                                                                                           297,309
                                                                                                       -----------
               MULTI-LINE INSURANCE (1.5%)
       250     AIG SunAmerica Global Finance - 144A*.............      5.20            05/10/04            257,471
       240     Hartford Financial Service Group Inc..............      7.75            06/15/05            257,253
       250     Farmer Insurance Exchange - 144A*.................      8.50            08/01/04            264,214
                                                                                                       -----------
                                                                                                           778,938
                                                                                                       -----------
               OIL & GAS PIPELINES (0.3%)
       145     Williams Companies, Inc...........................      6.50            08/01/06            144,620
                                                                                                       -----------
               PHARMACEUTICALS: MAJOR (0.7%)
        70     American Home Products Corp.......................      6.25            03/15/06             72,482
       290     Bristol-Myers Squibb..............................      4.75            10/01/06            287,656
                                                                                                       -----------
                                                                                                           360,138
                                                                                                       -----------
               RAILROADS (0.4%)
       100     Norfolk Southern Corp.............................      7.875           02/15/04            107,263
        85     Union Pacific Corp................................      5.84            05/25/04             87,587
                                                                                                       -----------
                                                                                                           194,850
                                                                                                       -----------
               SPECIALTY TELECOMMUNICATIONS (0.3%)
       170     Qwest Capital Funding.............................      7.75            08/15/06            174,789
                                                                                                       -----------
               WIRELESS COMMUNICATIONS (1.4%)
       355     AT&T Wireless Group...............................      7.35            03/01/06            375,536
        70     Nextel Communications Inc.........................      9.375           11/15/09             55,300
       250     Vodafone Group PLC................................      7.625           02/15/05            269,297
                                                                                                       -----------
                                                                                                           700,133
                                                                                                       -----------
               Total Corporate Bonds
                (COST $13,198,324)...................................................................   13,284,736
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                                            COUPON           MATURITY
 THOUSANDS                                                             RATE              DATE            VALUE

 -----------------------------------------------------------------------------------------------------------------

               U.S. Government & Agency Obligations (15.9%)
 $      75     Federal Home Loan Banks...........................     4.875%           01/22/02        $    75,114
     1,100     Federal National Mortgage Assoc.+.................   5.75 - 6.29   02/11/02 - 04/15/03    1,137,216
     6,465     U.S. Treasury Notes+..............................   5.75 - 7.50   01/31/02 - 05/15/05    6,849,908
                                                                                                       -----------
               Total U.S. Government & Agency Obligations
                (COST $7,911,704)....................................................................    8,062,238
                                                                                                       -----------
               Asset-Backed Securities (5.2%)
               FINANCE/RENTAL/LEASING
       250     American Express Credit Account...................      6.40            04/15/05            256,971
       100     Connecticut RRB Special...........................      5.36            03/30/07            103,020
       175     Chase Credit Card Master Trust....................      5.50            11/17/08            178,203
       129     Daimler-Benz Vehicle Trust........................      5.22            12/22/03            130,686
       155     Daimler Chrysler Auto Trust.......................      6.82            09/06/04            160,574
       120     Ford Credit Auto Owner Trust......................      6.74            06/15/04            123,979
        80     Honda Auto Receivable Owner Trust.................      6.62            07/15/04             82,461
       250     Honda Auto Receivable Owner Trust.................      2.76            02/18/04            250,478
       400     Household Automotive Trust........................      3.68            04/17/06            398,635
       325     MBNA Master Credit Card Trust.....................      2.015           02/15/07            325,350
       150     MMCA Automobile Trust.............................      7.00            06/15/04            153,954
       160     Nissan Auto Receivables Owner Trust...............      6.72            08/16/04            165,492
        75     Nissan Auto Receivables Owner Trust...............      4.80            02/15/07             75,915
       200     Nordstrom Private Label Credit - 144A*............      4.82            04/15/10            194,802
        55     Residential Funding Mortgage Securities...........      7.39            04/25/11             55,644
                                                                                                       -----------
               Total Asset-Backed Securities
                (COST $2,654,080)....................................................................    2,656,164
                                                                                                       -----------
               Foreign Government Obligation (0.3%)
               ELECTRIC UTILITIES
       160     Hydro-Quebec (Canada)
                (COST $159,621)..................................      5.50            04/11/06            162,856
                                                                                                       -----------
               Mortgage-Backed Security (0.6%)
       300     Federal Home Loan Mortgage Corp. Gold**
                (COST $302,813)..................................      6.00                                301,031
                                                                                                       -----------
               Collateralized Mortgage Obligations (1.5%)
       248     Federal Home Loan Mortgage Corp...................      6.50            03/15/29            254,516

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                                            COUPON           MATURITY
 THOUSANDS                                                             RATE              DATE            VALUE

 -----------------------------------------------------------------------------------------------------------------

 $     512     Federal Home Loan Mortgage Corp...................      6.60%           03/15/29        $   524,757
         1     Federal National Mortgage Assoc...................      2.08            10/25/24                813
                                                                                                       -----------
               Total Collateralized Mortgage Obligations
                (COST $774,397)......................................................................      780,086
                                                                                                       -----------
               Short-Term Investments (48.7%)
               U.S. Government & Agency Obligations (a) (47.4%)
     9,600     Federal Home Loan Banks...........................   1.74 - 2.03   01/04/01 - 03/08/02    9,587,999
     7,000     Federal Home Loan Mortgage Corp...................   1.70 - 2.00   01/15/02 - 03/07/02    6,985,254
     4,600     Federal National Mortgage Assoc...................      1.685           03/07/02          4,585,859
     3,000     U.S. Treasury Bill................................      1.725           03/07/02          2,990,800
                                                                                                       -----------
               Total U.S. Government & Agency Obligations
                (COST $24,149,768)...................................................................   24,149,912
                                                                                                       -----------
               Repurchase Agreement (1.3%)
       645     The Bank of New York (dated 12/31/01;
                proceeds $645,167 (b)
                (COST $645,135)..................................      0.875           01/02/02            645,135
                                                                                                       -----------
               Total Short-Term Investments
                (COST $24,794,903)...................................................................   24,795,047
                                                                                                       -----------

               Total Investments
                (COST $49,795,842) (c)...........................   98.3%   50,042,158
               Other Assets in Excess of Liabilities.............    1.7       865,587
                                                                   -----   -----------
               Net Assets........................................  100.0%  $50,907,745
                                                                   =====   ===========

------------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 + SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) COLLATERALIZED BY $654,456 FEDERAL HOME LOAN MORTGAGE CORP., 5.775%, DUE 06/26/06, VALUED AT $658,038.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $308,862 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $62,546, RESULTING IN NET UNREALIZED APPRECIATION OF $246,316.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                                                     UNREALIZED
   NUMBER OF                          DESCRIPTION, DELIVERY       UNDERLYING FACE  APPRECIATION/
   CONTRACTS       LONG/SHORT            MONTH, AND YEAR          AMOUNT AT VALUE  (DEPRECIATION)
-------------------------------------------------------------------------------------------------
      35              Long        U.S. Treasury Notes
                                  March 2002                        $ 3,703,985       $(46,062)
      27              Long        U.S. Treasury Future
                                  March 2002                          5,642,578         26,123
      22              Short       U.S. Treasury Notes
                                  March 2002                         (2,313,094)        20,710
                                                                                      --------
      Net unrealized appreciation................................................     $    771
                                                                                      ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           Corporate Bonds (65.9%)
           AEROSPACE & DEFENSE (1.8%)
 $ 2,500   Lockheed Martin Corp..........   7.75%        05/01/26        $  2,696,528
   2,000   Northrop Grumman Corp.........   7.75         02/15/31           2,165,916
   2,645   Systems 2001 Asset Trust
            -144A*.......................   6.664        09/15/13           2,726,512
   1,640   Systems 2001 Asset Trust
            -144A*.......................   7.156        12/15/11           1,687,876
                                                                         ------------
                                                                            9,276,832
                                                                         ------------
           AIR FREIGHT/COURIERS (1.0%)
   4,683   Federal Express Corp..........   7.50         01/15/18           4,849,193
                                                                         ------------
           AIRLINES (2.2%)
   4,527   America West Airlines
            (Class A)....................   6.85         07/02/09           4,400,364
   1,780   America West Airlines
            -144A*.......................   7.10         04/02/21           1,783,731
   3,000   Continental Airlines, Inc.....   7.056        09/15/09           2,716,800
   1,353   Continental Airlines, Inc.....   6.90         01/02/18           1,188,765
   1,005   Southwest Airlines Co.........   5.496        11/01/06             989,564
                                                                         ------------
                                                                           11,079,224
                                                                         ------------
           CABLE/SATELLITE TV (1.7%)
   5,295   Comcast Cable Communications
            Inc..........................   6.75         01/30/11           5,318,028
   1,945   Comcast Cable Communications
            Inc..........................   8.375        05/01/07           2,144,551
   1,020   TCI Communications Inc........   7.875        02/15/26           1,053,970
                                                                         ------------
                                                                            8,516,549
                                                                         ------------
           COMPUTER PROCESSING HARDWARE (0.2%)
     885   Sun Microsystems Inc..........   7.65         08/15/09             898,325
                                                                         ------------
           DEPARTMENT STORES (0.5%)
   1,690   May Department Stores
            Co., Inc.....................   5.95         11/01/08           1,695,592
     630   May Department Stores
            Co., Inc.....................   6.70         09/15/28             602,889
                                                                         ------------
                                                                            2,298,481
                                                                         ------------
           DISCOUNT STORES (0.5%)
   2,281   Wal-Mart Stores, Inc..........   7.49         06/21/07           2,364,904
                                                                         ------------
           DRUGSTORES CHAINS (0.3%)
   1,725   CVS Corp......................   5.625        03/15/06           1,737,358
                                                                         ------------
           ELECTRIC UTILITIES (3.4%)
   2,540   American Electric Power
            (Series A)...................   6.125        05/15/06           2,514,394
   5,000   Consolidated Edison Co. ***...   7.50         09/01/10           5,323,455
   2,250   Detroit Edison Co.............   6.125        10/01/10           2,209,793
   3,500   Oklahoma Gas & Electric Co....   6.50         07/15/17           3,640,805

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $ 2,500   Public Service Electric & Gas
            Co...........................   6.75%        03/01/06        $  2,572,410
   1,000   Tampa Electric Co.............   7.75         11/01/22             952,055
                                                                         ------------
                                                                           17,212,912
                                                                         ------------
           FINANCIAL CONGLOMERATES (6.8%)
   4,585   American Express Co...........   6.875        11/01/05           4,849,715
   3,785   American Express Co...........   5.50         09/12/06           3,787,952
   1,235   General Motors Acceptance
            Corp.........................   6.875        09/15/11           1,209,755
   2,920   General Motors Acceptance
            Corp.........................   8.00         11/01/31           2,971,932
   8,200   J.P. Morgan Chase & Co.
            Inc..........................   6.75         02/01/11           8,394,143
   1,890   Prudential Holdings LLC
            -144A*.......................   7.245        12/18/23           1,935,190
   5,950   Prudential Holdings LLC
            -144A*.......................   8.695        12/18/23           6,189,012
   5,000   State Street Boston Corp.
            ***..........................   5.95         09/15/03           5,212,215
                                                                         ------------
                                                                           34,549,914
                                                                         ------------
           FINANCE/RENTAL/LEASING (2.7%)
   4,400   American General Finance
            Corp.........................   5.875        07/14/06           4,464,662
     600   Ford Motor Credit Co..........   7.25         10/25/11             583,876
   3,000   Ford Capital B.V..............   9.50         06/01/10           3,311,625
   5,000   Household Finance Corp........   8.00         05/09/05           5,361,750
     250   Household Finance Corp........   6.75         05/15/11             248,588
     215   MBNA American General
            Finance......................   6.50         06/20/06             210,978
                                                                         ------------
                                                                           14,181,479
                                                                         ------------
           FINANCIAL PUBLISHING/SERVICES (0.2%)
   1,045   Reed Elsevier Capital.........   6.75         08/01/11           1,060,038
                                                                         ------------
           FOOD: RETAIL (0.4%)
   1,715   Kroger Co.....................   7.70         06/01/29           1,840,219
                                                                         ------------
           GAS DISTRIBUTORS (0.3%)
     540   Consolidated Natural Gas
            Co...........................   6.25         11/01/11             528,483
   1,000   Keyspan Corp..................   7.625        11/15/10           1,082,412
                                                                         ------------
                                                                            1,610,895
                                                                         ------------
           HOME IMPROVEMENT CHAINS (1.5%)
   5,000   Home Depot Real Estate Funding
            Corp. II - 144A*.............   5.95         10/15/08           4,938,380
   2,325   Lowe's Companies Inc..........   6.50         03/15/29           2,246,015
     705   Lowe's Companies Inc..........   6.875        02/15/28             705,312
                                                                         ------------
                                                                            7,889,707
                                                                         ------------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
   1,540   Tenent Healthcare Corp........   6.875        11/15/31           1,417,211
                                                                         ------------
           HOTELS/RESORTS/CRUISELINES (0.1%)
     565   Marriott International -
            144A*........................   7.00         01/15/08             568,388
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (3.7%)
 $ 6,260   Honeywell International.......   6.125%       11/01/11        $  6,194,045
   4,170   Hutchison Whampoa Finance Ltd.
            (Hong Kong) - 144A*..........   7.50         08/01/27           3,934,562
   3,585   Tyco International Group S.A.
            (Luxembourg).................   6.375        10/15/11           3,502,287
   5,245   Tyco International Group S.A.
            (Luxembourg).................   6.875        01/15/29           5,031,702
     260   Tyco International Group S.A.
            (Luxembourg).................   7.00         06/15/28             251,541
                                                                         ------------
                                                                           18,914,137
                                                                         ------------
           INTEGRATED OIL (0.9%)
   3,000   BP Amoco PLC..................   5.90         04/15/09           3,021,495
   1,000   Texaco Capital, Inc...........   9.75         03/15/20           1,350,282
                                                                         ------------
                                                                            4,371,777
                                                                         ------------
           INVESTMENT BANKS/BROKERS (2.8%)
   4,600   Credit Suisse F/B
            USA, Inc.....................   5.875        08/01/06           4,679,428
   5,650   Goldman Sachs Group Inc.......   6.875        01/15/11           5,786,651
   3,750   Lehman Brothers
            Holdings, Inc. ***...........   8.75         03/15/05           4,135,028
                                                                         ------------
                                                                           14,601,107
                                                                         ------------
           LIFE/HEALTH INSURANCE (1.9%)
     400   Hartford Life.................   7.375        03/01/31             412,584
   4,945   John Hancock..................   7.375        02/15/24           4,946,024
   1,215   Metropolitan Life Insurance
            Co...........................   7.80         11/01/25           1,238,398
   1,260   Nationwide Mutual Insurance -
            144A*........................   7.50         02/15/24           1,133,706
   1,705   New England Mutual Life
            Insurance Co.................   7.875        02/15/24           1,746,863
                                                                         ------------
                                                                            9,477,575
                                                                         ------------
           MAJOR BANKS (3.1%)
   1,055   Bank One Corp.................   8.00         04/29/27           1,169,545
     330   Bank One Corp.................   6.00         02/17/09             325,977
   5,000   First Union National Bank
            ***..........................   7.80         08/18/10           5,489,465
   3,000   Mellon Bank N.A...............   7.625        09/15/07           3,320,316
   5,000   Wells Fargo & Co..............   7.55         06/21/10           5,472,940
                                                                         ------------
                                                                           15,778,243
                                                                         ------------
           MAJOR TELECOMMUNICATIONS (7.1%)
     470   AT&T Corp. - 144A*............   7.30         11/15/11             481,479
   5,750   AT&T Corp. - 144A*............   8.00         11/15/31           6,017,761
   2,845   BellSouth Telecommunications
            Inc..........................   6.375        06/01/28           2,747,960
     360   Deutsche Telekom International
            Finance Corp.
            (Netherlands)................   8.25         06/15/30             399,555
   1,000   GTE Corp......................   7.90         02/01/27           1,036,979
   2,155   GTE Corp......................   6.94         04/15/28           2,137,734
   3,000   Verizon Global Funding
            Corp. - 144A*................   7.75%        12/01/30           3,338,973

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $ 2,000   Worldcom, Inc.................   8.00 %       05/15/06        $  2,128,958
  16,745   Worldcom, Inc.................   8.25         05/15/31          17,700,386
                                                                         ------------
                                                                           35,989,785
                                                                         ------------
           MANAGED HEALTH CARE (2.3%)
   1,020   Aetna, Inc....................   7.375        03/01/06           1,022,708
   1,095   Aetna, Inc....................   7.875        03/01/11           1,078,439
   4,540   Cigna Corp....................   6.375        10/15/11           4,457,953
     885   Healthnet Inc.................   8.375        04/15/11             912,431
   1,565   UnitedHealth Group Inc........   7.50         11/15/05           1,665,609
   1,530   News America Holding Corp.....   8.875        04/26/23           1,654,332
     960   Wellpoint Health Network......   6.375        06/15/06             979,001
                                                                         ------------
                                                                           11,770,473
                                                                         ------------
           MEDIA CONGLOMERATES (2.3%)
   6,087   AOL Time Warner Inc...........   7.625        04/15/31           6,438,658
   5,015   Viacom Inc. - 144A*...........   6.625        05/15/11           5,098,229
                                                                         ------------
                                                                           11,536,887
                                                                         ------------
           MEDICAL SPECIALTIES (0.9%)
   4,000   Becton Dickinson & Co. ***....   8.70         01/15/25           4,502,140
                                                                         ------------
           MOTOR VEHICLES (2.1%)
   2,100   DaimlerChrysler North American
            Holdings Co..................   8.00         06/15/10           2,201,491
   1,540   DaimlerChrysler North American
            Holdings Co..................   8.50         01/18/31           1,643,967
     235   Ford Motor Co.................   6.625        10/01/28             194,923
   6,960   Ford Motor Co.................   7.45         07/16/31           6,376,668
                                                                         ------------
                                                                           10,417,049
                                                                         ------------
           MULTI-LINE INSURANCE (3.1%)
   2,255   Farmers Exchange Capital
            -144A*.......................   7.05         07/15/28           1,791,223
   3,860   Farmers Insurance Capital
            -144A*.......................   8.625        05/01/24           3,695,209
   4,900   Hartford Financial Services
            Group, Inc...................   7.90         06/15/10           5,363,310
   5,000   Nationwide Financial
            Services, Inc................   8.00         03/01/27           4,842,450
                                                                         ------------
                                                                           15,692,192
                                                                         ------------
           OIL & GAS PIPELINES (0.4%)
   1,885   Williams Companies, Inc.......   7.50         01/15/31           1,836,390
                                                                         ------------
           OIL & GAS PRODUCTION (0.4%)
   2,000   Anadarko Petroleum Corp.......   7.73         09/15/96           2,078,212
                                                                         ------------
           PHARMACEUTICALS: MAJOR (1.6%)
   1,855   American Home Products
            Corp.........................   6.70         03/15/11           1,922,051

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $ 5,000   Johnson & Johnson ***.........   8.72%        11/01/24        $  5,691,905
     360   Marion Merrell Corp...........   9.11         08/01/05             393,947
                                                                         ------------
                                                                            8,007,903
                                                                         ------------
           PROPERTY - CASUALTY INSURERS (1.0%)
     570   Florida Windstorm -144A*......   7.125        02/25/19             584,480
   5,000   Progressive Corp..............   6.625        03/01/29           4,539,450
                                                                         ------------
                                                                            5,123,930
                                                                         ------------
           RAILROADS (0.9%)
   4,078   Burlington Northern Santa Fe
            Corp. ***....................   7.97         01/01/15           4,407,127
                                                                         ------------
           REGIONAL BANKS (0.4%)
   2,000   M&T Bank Corp.................   8.00         10/01/10           2,185,442
                                                                         ------------
           REAL ESTATE DEVELOPMENT (0.1%)
     572   World Financial PropertyTowers
            (Class B) - 144A*............   6.91         09/01/13             576,638
                                                                         ------------
           SERVICE TO THE HEALTH INDUSTRY (0.4%)
   1,010   Anthem Insurance -144A*.......   9.125        04/01/10           1,085,363
     850   Anthem Insurance -144A*.......   9.00         04/01/27             855,550
                                                                         ------------
                                                                            1,940,913
                                                                         ------------
           SPECIALTY TELECOMMUNICATIONS (2.8%)
   1,960   PCCW Capital Ltd. -144A* (Hong
            Kong)........................   7.75         11/15/11           1,955,449
   9,750   Qwest Capital Funding Inc.....   7.25         02/15/11           9,501,102
   2,865   Qwest Capital Funding Inc.....   7.75         02/15/31           2,748,887
                                                                         ------------
                                                                           14,205,438
                                                                         ------------
           TELECOMMUNICATIONS EQUIPMENT (0.1%)
     950   Corning Inc. (Conv.)..........   0.00         11/08/15             491,625
                                                                         ------------
           TOBACCO (1.1%)
   5,000   Philip Morris Companies, Inc.
            ***..........................   7.125        10/01/04           5,336,035
                                                                         ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
   3,000   Caterpillar Inc...............   9.375        08/15/11           3,707,076
                                                                         ------------
           WIRELESS COMMUNICATIONS (1.9%)
   4,885   AT&T Wireless Services Inc....   8.75         03/01/31           5,536,600
   3,765   Vodafone AirTouch PLC (United
            Kingdom).....................   7.75         02/15/10           4,135,084
                                                                         ------------
                                                                            9,671,684
                                                                         ------------
           Total Corporate Bonds
            (COST $326,546,748)........................................   333,971,407
                                                                         ------------
           U.S. Government & Agency Obligations (26.0%)
       4   Federal Home Loan Mortgage
            Corp.........................  11.50         05/01/19               5,044

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $   613   Federal Home Loan Mortgage
            Corp. PC Gold................   8.50%   01/01/22 - 12/01/24  $    649,004
           Federal National Mortgage Assoc.
   2,800   **............................   6.00                            2,731,751
  19,042   ..............................   6.50         05/01/31          19,042,029
  12,500   **............................   6.50                           12,500,000
   1,205   ..............................   7.50    06/01/28 - 09/01/29     1,242,578
   1,200   **............................   7.50                            1,237,875
   7,595   ..............................   8.00    08/01/29 - 08/01/31     7,950,866
  26,450   **............................   8.00                           27,689,843
     178   ..............................   9.00    06/01/21 - 02/01/25       189,172
           Government National Mortgage Assoc.
   7,829   ..............................   6.00    04/15/28 - 12/15/28     7,677,540
  16,184   ..............................   6.50    08/15/27 - 07/15/29    16,229,352
      12   ..............................   7.50    04/15/24 - 09/15/27        12,009
   7,369   ..............................   8.00    10/15/24 - 11/15/29     7,705,298
     987   ..............................   8.50    01/15/17 - 03/01/28     1,044,828
     853   ..............................   9.00    07/15/24 - 12/15/24       906,263
      77   ..............................  10.00    05/15/16 - 04/15/19        82,313
   5,895   U.S. Treasury Note ***........   6.75         05/15/05           6,409,433
   3,000   ***...........................   7.00         07/15/06           3,323,907
   8,800   ***...........................   7.50         02/15/05           9,749,098
  15,000   U.S. Treasury Note Strips
            ***..........................   0.00    02/15/19 - 08/15/19     5,249,590
                                                                         ------------
           Total U.S. Government & Agency Obligations
            (COST $130,110,398)........................................   131,627,793
                                                                         ------------
           Foreign Government Obligations (3.6%)
   5,000   Hydro-Quebec (Canada) ***.....   9.50         11/15/30           6,840,840
   5,000   Manitoba (Province of)
            (Canada).....................   7.75         07/17/16           5,904,030
   5,000   Province of New Brunswick
            (Canada).....................   7.625        06/29/04           5,430,405
                                                                         ------------
           Total Foreign Government Obligations
            (COST $15,896,050).........................................    18,175,275
                                                                         ------------
           Asset-Backed Securities (0.7%)
           FINANCE/RENTAL/LEASING (0.7%)
   1,800   American Express Credit
            Account......................   5.53         10/15/08           1,840,033
   1,650   Connecticut RRB Special.......   6.21         12/30/11           1,687,580
                                                                         ------------
           Total Asset-Backed Securities
            (COST $3,449,343)..........................................     3,527,613
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           Short-Term Investments (a) (10.9%)
           U.S. Government & Agency Obligations
 $55,000   Federal Home Loan Mortgage
            Corp.........................   1.51%        01/02/02        $ 54,997,693
     100   U.S. Treasury Bill ***........   1.73         04/18/02              99,491
     300   U.S. Treasury Bill ***........   1.822        04/18/02             298,391
                                                                         ------------
           Total Short-Term Investments
            (COST $55,395,564).........................................    55,395,575
                                                                         ------------

         Total Investments
          (COST $531,398,103) (b)......  107.1%   542,697,663
         Liabilities in Excess of Other
          Assets.......................   (7.1)   (35,825,059)
                                         -----   ------------
         Net Assets....................  100.0%  $506,872,604
                                         =====   ============

------------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 PC   PARTICIPATION CERTIFICATE.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,580,334 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,280,774, RESULTING IN NET UNREALIZED APPRECIATION OF $11,299,560.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
NUMBER OF                  DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
CONTRACTS  LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE  APPRECIATION
------------------------------------------------------------------------------------
      75      Long     U.S. Treasury Notes, March
                       2002                             $  7,937,109     $   19,622
     145      Long     U.S. Treasury Notes, March
                       2002                               30,302,736        132,892
                                                                         ----------
      80     Short     U.S. Treasury Notes, March
                       2002                               (8,411,250)       (99,856)
                                                                         ----------
     391     Short     U.S. Treasury Bond, March 2002    (39,698,719)     1,408,454
                                                                         ----------
      Total unrealized appreciation...................................   $1,461,112
                                                                         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

  PRINCIPAL
  AMOUNT IN                                      COUPON      MATURITY
  THOUSANDS                                       RATE         DATE       VALUE

 ---------------------------------------------------------------------------------

              Corporate Bonds (91.9%)
              ADVERTISING/MARKETING SERVICES (1.2%)
 $      807   Interep National Radio Sales,
               Inc. (Series B)..............      10.00%     07/01/08  $   524,550
      6,853   Next Generation Network, Inc.
               (Series C)...................      14.00+     02/01/03      351,216
                                                                       -----------
                                                                           875,766
                                                                       -----------
              AEROSPACE & DEFENSE (1.0%)
      1,300   Loral Space & Communications
               Ltd..........................       9.50      01/15/06      715,000
                                                                       -----------
              AIRLINES (0.8%)
        945   Air Canada Corp...............      10.25      03/15/11      603,619
                                                                       -----------
              ALTERNATIVE POWER GENERATION (0.8%)
        620   Calpine Corp..................       8.50      02/15/11      564,180
                                                                       -----------
              AUTO PARTS: O.E.M. (1.3%)
         95   Collins & Aikman Products.....      11.50      04/15/06       92,625
        305   Collins & Aikman Products -
               144A*........................      10.75      12/31/11      305,762
        515   Dana Corp. - 144A*............       9.00      08/15/11      478,837
        625   Hayes Lemmerz International,
               Inc. (Series B) (a)..........       9.125     07/15/07       28,125
        650   Hayes Lemmerz International,
               Inc. (Series B) (a)..........       8.25      12/15/08       29,250
                                                                       -----------
                                                                           934,599
                                                                       -----------
              BROADCAST/MEDIA (1.2%)
      1,265   Tri-State Outdoor Media Group,
               Inc. (b).....................      11.00      05/15/08      887,081
                                                                       -----------
              BROADCASTING (2.5%)
        350   Radio One Inc. (Series B).....       8.875     07/01/11      361,375
        600   Salem Communications Holdings
               Corp. (Series B).............       9.00      07/01/11      620,250
        365   XM Satellite Radio Holdings
               Inc..........................      14.00      03/15/10      288,806
        520   Young Broadcasting Inc........      10.00      03/01/11      483,600
                                                                       -----------
                                                                         1,754,031
                                                                       -----------
              CABLE/SATELLITE TV (11.8%)
      1,060   Adelphia Communications Corp.
               (Series B)...................      10.50      07/15/04    1,063,975
      3,750   Australis Holdings Ltd.
               (Australia) (a)(b)...........      15.00      11/01/02      --
      1,100   British Sky Broadcasting Group
               PLC (United Kingdom).........       6.875     02/23/09    1,053,523
        675   British Sky Broadcasting Group
               PLC (United Kingdom).........       8.20      07/15/09      694,685
      1,000   Callahan Nordhein Westfalen
               (Germany)....................      14.00      07/15/10      660,000
      1,525   Charter Communications
               Holdings/Charter Capital.....      11.75++    05/15/11      937,875
        685   CSC Holdings Inc.
               (Series B)...................       7.625     04/01/11      685,944
        625   Echostar DBS Corp. - 144A*....       9.125     01/15/09      626,562
      2,525   Knology Holdings, Inc.........      11.875++   10/15/07    1,129,937
        705   ONO Finance PLC (United
               Kingdom).....................      14.00      02/15/11      556,069
         95   Pegasus Communications Corp.
               (Series B)...................       9.625     10/15/05       85,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

 $      980   Telewest Communications PLC
               (United Kingdom).............       9.875%    02/01/10  $   686,000
      1,335   United Pan-Europe
               Communications NV (Series B)
               (Netherlands)................      10.875     08/01/09      173,550
                                                                       -----------
                                                                         8,353,620
                                                                       -----------
              CASINO/GAMING (2.1%)
      4,485   Aladdin Gaming
               Holdings/Capital Corp.
               (Series B)...................      13.50++    03/01/10      140,156
        250   Harrah's Operating Co.,
               Inc..........................       8.00      02/01/11      257,528
      7,210   Resorts At Summerlin
               (Series B) (a)(b)............      13.00      12/15/07      --
        220   Station Casinos, Inc..........       8.875     12/01/08      215,600
        850   Station Casinos, Inc..........       9.875     07/01/10      863,812
                                                                       -----------
                                                                         1,477,096
                                                                       -----------
              CELLULAR TELEPHONE (2.4%)
        200   Dobson/Sygnet
               Communications...............      12.25      12/15/08      214,000
      5,500   Dolphin Telecom PLC
               (Series B) (United Kingdom)
               (a)..........................      14.00++    05/15/09          550
      5,130   McCaw International Ltd.......      13.00++    04/15/07      256,500
        925   Nextel Communications, Inc....       9.95++    02/15/08      635,937
        675   Tritel PCS Inc................      12.75++    05/15/09      573,750
                                                                       -----------
                                                                         1,680,737
                                                                       -----------
              CHEMICALS: MAJOR DIVERSIFIED (0.3%)
        245   Equistar Chemical/Funding.....      10.125     09/01/08      246,225
                                                                       -----------
              CHEMICALS: SPECIALTY (1.7%)
        230   Acetex Corp. - 144A*
               (Canada).....................      10.875     08/01/09      230,000
         75   ISP Chemco - 144A*............      10.25      07/01/11       78,375
        530   ISP Holdings Inc. - 144A*.....      10.625     12/15/09      530,000
        175   Millennium America Inc........       9.25      06/15/08      178,500
        160   OM Group Inc. - 144A*.........       9.25      12/15/11      163,200
                                                                       -----------
                                                                         1,180,075
                                                                       -----------
              COMMERCIAL PRINTING/FORMS (1.2%)
      2,500   Premier Graphics Inc. (b).....      11.50      12/01/05       78,125
        695   Quebecor Media Inc.
               (Canada).....................      11.125     07/15/11      741,912
         70   Quebecor Media Inc.
               (Canada).....................      13.75++    07/15/11       42,437
                                                                       -----------
                                                                           862,474
                                                                       -----------
              CONSUMER/BUSINESS SERVICES (4.7%)
        500   Anacomp, Inc. (b).............      10.875     04/01/04      110,000
      1,800   Anacomp, Inc.
               (Series B) (b)...............      10.875     04/01/04      396,000
      5,690   Comforce Corp. (Series B).....      15.00+     12/01/09    1,706,887
        745   MDC Communication Corp.
               (Canada).....................      10.50      12/01/06      543,850
        620   Muzak LLC/Muzak Finance.......       9.875     03/15/09      545,600
                                                                       -----------
                                                                         3,302,337
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              CONTAINERS/PACKAGING (1.9%)
 $    1,300   Owens-Illinois, Inc...........       7.80%     05/15/18  $ 1,124,500
        195   Riverwood International
               Corp.........................      10.875     04/01/08      197,925
                                                                       -----------
                                                                         1,322,425
                                                                       -----------
              DIVERSIFIED MANUFACTURING (1.4%)
        800   Eagle-Picher Industries,
               Inc..........................       9.375     03/01/08      440,000
      4,525   Jordan Industries, Inc.
               (Series B)...................      11.75++    04/01/09      588,250
                                                                       -----------
                                                                         1,028,250
                                                                       -----------
              DRUGSTORE CHAINS (1.0%)
      1,000   Rite Aid Corp.................       7.70      02/15/27      690,000
                                                                       -----------
              ELECTRIC UTILITIES (1.3%)
         75   CMS Energy Corp...............       7.50      01/15/09       73,414
        415   Mirant Americas General LLC...       8.30      05/01/11      383,839
        410   PG&E National Energy Corp.....      10.375     05/16/11      432,304
                                                                       -----------
                                                                           889,557
                                                                       -----------
              ELECTRONIC COMPONENTS (0.1%)
         85   Flextronics International Ltd.
               (Singapore)..................       9.875     07/01/10       89,250
                                                                       -----------
              ELECTRONIC DISTRIBUTORS (1.0%)
        610   BRL Universal Equipment
               Corp.........................       8.875     02/15/08      634,400
      6,000   CHS Electronics,
               Inc. (a)(b)..................       9.875     04/15/05       52,500
                                                                       -----------
                                                                           686,900
                                                                       -----------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (0.4%)
        820   High Voltage Engineering,
               Inc..........................      10.75      08/15/04      278,800
                                                                       -----------
              ELECTRONICS/APPLIANCES (0.0%)
     12,000   International Semi-Tech
               Microelectronics, Inc.
               (Canada) (a)(b)..............      11.50      08/15/03        7,500
                                                                       -----------
              ENGINEERING & CONSTRUCTION (1.1%)
        525   Encompass Services Corp. -
               144A*........................      10.50      05/01/09      341,250
      1,500   Metromedia Fiber Network,
               Inc..........................      10.00      12/15/09      435,000
                                                                       -----------
                                                                           776,250
                                                                       -----------
              ENVIRONMENTAL SERVICES (2.3%)
        675   Allied Waste North America,
               Inc. (Series B)..............      10.00      08/01/09      695,250
        875   Waste Management, Inc.........       7.375     08/01/10      894,700
                                                                       -----------
                                                                         1,589,950
                                                                       -----------
              FINANCE/RENTAL/LEASING (0.2%)
        175   Ford Motor Credit Co..........       7.25      10/25/11      170,297
                                                                       -----------
              FINANCIAL CONGLOMERATES (0.3%)
        195   Case Credit Corp..............       6.125     02/15/03      183,823
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              FOOD DISTRIBUTORS (1.1%)
 $      800   Volume Services America,
               Inc..........................      11.25%     03/01/09  $   780,000
                                                                       -----------
              FOOD: MEAT/FISH/DAIRY (1.6%)
        485   Michael Foods Inc.............      11.75      04/01/11      523,800
        530   Smithfield Foods Inc..........       7.625     02/15/08      519,400
         90   Smithfield Foods Inc. -
               144A*........................       8.00      10/15/09       92,700
                                                                       -----------
                                                                         1,135,900
                                                                       -----------
              FOREST PRODUCTS (2.5%)
        505   Louisiana Pacific Corp........      10.875     11/15/08      484,800
        170   Louisiana Pacific Corp........       8.875     08/15/10      164,799
      1,050   Tembec Industries Inc.
               (Canada).....................       8.50      02/01/11    1,086,750
                                                                       -----------
                                                                         1,736,349
                                                                       -----------
              HOME BUILDING (5.1%)
        765   Beazer Homes USA, Inc.........       8.625     05/15/11      789,863
      1,110   Centex Corp...................       7.875     02/01/11    1,130,814
        655   Schuler Homes, Inc. - 144A*...       9.375     07/15/09      677,925
         40   Schuler Homes, Inc. - 144A*...      10.50      07/15/11       41,700
        970   Toll Corp.....................       8.25      02/01/11      960,300
                                                                       -----------
                                                                         3,600,602
                                                                       -----------
              HOSPITAL/NURSING MANAGEMENT (1.7%)
      1,200   HCA Inc.......................       7.875     02/01/11    1,224,000
                                                                       -----------
              HOTELS/RESORTS/CRUISELINES (1.3%)
      3,000   Epic Resorts LLC
               (Series B) (a)(b)............      13.00      06/15/05      450,000
        485   HMH Properties (Series B).....       7.875     08/01/08      447,413
                                                                       -----------
                                                                           897,413
                                                                       -----------
              INDUSTRIAL SPECIALTIES (0.8%)
        700   International Wire Group,
               Inc..........................      11.75      06/01/05      574,000
                                                                       -----------
              INTERNET SOFTWARE/SERVICES (0.9%)
      1,290   Exodus Communications
               Inc. (a)(b)..................      11.625     07/15/10      232,200
      1,270   Globix Corp...................      12.50      02/01/10      254,000
      1,700   PSINet, Inc. (a)(b)...........      11.00      08/01/09      127,500
                                                                       -----------
                                                                           613,700
                                                                       -----------
              MANAGED HEALTH CARE (1.7%)
        840   Aetna, Inc....................       7.875     03/01/11      827,296
        365   Health Net, Inc...............       8.375     04/15/11      376,313
                                                                       -----------
                                                                         1,203,609
                                                                       -----------
              MEDIA CONGLOMERATES (0.7%)
        455   Nextmedia Operating, Inc. -
               144A*........................      10.75      07/01/11      469,788
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              MEDICAL DISTRIBUTORS (0.2%)
 $      135   Amerisource Bergen Corp. -
               144A*........................       8.125%    09/01/08  $   138,375
                                                                       -----------
              MEDICAL SPECIALTIES (0.1%)
      5,100   MEDIQ/PPN Life Support
               Services, Inc. (b)...........      11.00      06/01/08       51,000
                                                                       -----------
              MEDICAL/NURSING SERVICES (1.2%)
        850   Fresenius Medical Capital
               Trust........................       7.875     06/15/11      845,750
                                                                       -----------
              MOTOR VEHICLES (0.5%)
        410   Ford Motor Co.................       7.45      07/16/31      375,637
                                                                       -----------
              MOVIES/ENTERTAINMENT (1.2%)
        810   Alliance Atlantis
               Communications, Inc.
               (Canada).....................      13.00      12/15/09      874,800
                                                                       -----------
              OFFICE EQUIPMENT/SUPPLIES (0.0%)
      6,500   Mosler, Inc. (a)(b)...........      11.00      04/15/03      --
                                                                       -----------
              OIL & GAS PRODUCTION (1.8%)
      1,075   Chesapeake Energy Corp........       8.125     04/01/11    1,042,750
        245   Stone Energy Corp. - 144A*....       8.25      12/15/11      248,675
                                                                       -----------
                                                                         1,291,425
                                                                       -----------
              OILFIELD SERVICES/EQUIPMENT (0.4%)
        125   Hanover Equipment Trust -
               144A*........................       8.75      09/01/11      129,375
        120   Hanover Equipment Trust -
               144A*........................       8.50      09/01/08      124,800
                                                                       -----------
                                                                           254,175
                                                                       -----------
              OTHER CONSUMER SPECIALTIES (0.7%)
        730   Samsonite Corp................      10.75      06/15/08      509,175
                                                                       -----------
              OTHER METALS/MINERALS (1.1%)
        355   Murrin Murrin Holdings
               Property Ltd. (Australia)....       9.375     08/31/07      259,150
        520   Phelps Dodge Corp.............       8.75      06/01/11      509,359
                                                                       -----------
                                                                           768,509
                                                                       -----------
              PUBLISHING: BOOKS/MAGAZINES (1.1%)
        855   PRIMEDIA, Inc.................       8.875     05/15/11      769,500
                                                                       -----------
              PUBLISHING: NEWSPAPERS (0.7%)
        200   Belo Corp.....................       8.00      11/01/08      204,269
        385   Hollinger Participation -
               144A* (Canada)...............      12.125+    11/15/10      320,031
                                                                       -----------
                                                                           524,300
                                                                       -----------
              PULP & PAPER (0.7%)
        500   Norske Skog - 144A*...........       8.625     06/15/11      518,750
                                                                       -----------
              REAL ESTATE DEVELOPMENT (0.7%)
        545   CB Richard Ellis Services
               Inc..........................      11.25      06/15/11      465,975
                                                                       -----------
              RECREATIONAL PRODUCTS (1.0%)
        675   International Game
               Technology...................       8.375     05/15/09      710,438
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              RESTAURANTS (1.0%)
 $   20,351   American Restaurant Group
               Holdings, Inc. -
               144A* (c)....................       0.00%     12/15/05  $   622,750
      5,000   FRD Acquisition
               Corp. (a)(b).................      12.50      07/15/04       62,500
                                                                       -----------
                                                                           685,250
                                                                       -----------
              RETAIL - SPECIALTY (1.1%)
        775   Pantry, Inc...................      10.25      10/15/07      761,438
                                                                       -----------
              SEMICONDUCTORS (0.3%)
        230   Fairchild Semi Conductors.....      10.50      02/01/09      244,375
                                                                       -----------
              SERVICES TO THE HEALTH INDUSTRY (1.3%)
        350   Anthem Insurance - 144A**.....       9.125     04/01/10      376,116
        550   Omnicare, Inc. (Series B).....       8.125     03/15/11      569,250
                                                                       -----------
                                                                           945,366
                                                                       -----------
              SPECIALTY STORES (0.5%)
        335   Autonation, Inc. - 144A*......       9.00      08/01/08      340,863
                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (5.0%)
      6,500   Birch Telecom Inc.............      14.00      06/15/08    1,560,000
      1,800   DTI Holdings, Inc. (Series B)
               (a)..........................      12.50++    03/01/08       33,750
      3,000   Esprit Telecom Group PLC
               (United Kingdom) (b).........      11.50      12/15/07        7,500
      1,800   Esprit Telecom Group PLC
               (United Kingdom) (b).........      10.875     06/15/08        4,500
     16,520   Firstworld Communications,
               Inc..........................      13.00++    04/15/08        1,652
      1,000   Global Crossing Holdings, Ltd.
               (Bermuda)....................       8.70      08/01/07       90,000
        585   Global Crossing Holdings, Ltd.
               (Bermuda)....................       9.50      11/15/09       64,350
      2,500   GT Group Telecom Inc.
               (Canada).....................      13.25++    02/01/10      325,000
        305   McLeodUSA Inc.................      11.375     01/01/09       68,625
      1,150   McLeodUSA, Inc................      11.50      05/01/09      253,000
        955   Pac-West Telecom Inc.
               (Series B)...................      13.50      02/01/09      296,050
      1,950   Primus Telecommunication
               Group, Inc. (Series B).......       9.875     05/15/08      331,500
      1,300   Versatel Telecom International
               NV (Netherlands).............      13.25      05/15/08      455,000
      3,031   Viatel Inc. (a)(b)............      11.25      04/15/08        3,789
        800   Viatel Inc. (a)(b)............      11.50      03/15/09        1,000
      3,410   World Access,
               Inc (a)(b)(c)................      13.25      01/15/08       34,100
      1,300   Worldwide Fiber Inc.
               (Canada) (a)(b)..............      12.00      08/01/09        1,625
                                                                       -----------
                                                                         3,531,441
                                                                       -----------
              TELECOMMUNICATIONS (5.1%)
      5,500   e. Spire Communications,
               Inc. (a)(b)..................      13.75      07/15/07      715,000
      1,901   Focal Communications, Corp.
               (Series B)...................      12.125++   02/15/08      532,280
      1,300   Hyperion Telecommunication,
               Inc. (Series B)..............      12.25      09/01/04      156,000
      1,000   MGC Communications, Inc.......      13.00      04/01/10      152,500
        800   NEXTLINK Communications,
               Inc..........................       9.00      03/15/08       96,000
        875   NEXTLINK Communications, Inc.
               (b)..........................      10.75      06/01/09      109,375
      1,795   NTL Communications Corp.
               (Series B)...................      11.875     10/01/10      628,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

 $    5,400   Rhythms Netconnections,
               Inc. (a)(b)..................      12.75%     04/15/09  $   810,000
      1,200   Startec Global Communications
               Corp. (a)(b).................      12.00      05/15/08       18,000
        560   Talton Holdings, Inc.
               (Series B)...................      11.00      06/30/07      358,400
                                                                       -----------
                                                                         3,575,805
                                                                       -----------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (1.9%)
        200   Case Corp. (Series B).........       6.25      12/01/03      186,351
      1,415   J.B. Poindexter & Co., Inc....      12.50      05/15/04    1,144,381
                                                                       -----------
                                                                         1,330,732
                                                                       -----------
              WHOLESALE DISTRIBUTORS (0.6%)
        415   Burhmann US Inc...............      12.25      11/01/09      415,000
                                                                       -----------
              WIRELESS COMMUNICATIONS (2.3%)
        915   American Cellular Corp........       9.50      10/15/09      887,550
        930   AMSC Acquisition Co., Inc.
               (Series B) (b)...............      12.25      04/01/08      288,300
     19,000   CellNet Data Systems,
               Inc. (a)(b)..................      14.00++    10/01/07       23,750
      3,000   Globalstar LP/Capital
               Corp. (b)....................      10.75      11/01/04      210,000
      3,300   Orbcomm Global LP/Capital
               Corp. (Series B) (a)(b)......      14.00      08/15/04       99,000
      4,500   USA Mobile Communications
               Holdings, Inc. (a)(b)........      14.00      11/01/04       90,000
      3,600   WinStar Communications,
               Inc. (a).....................      14.75++    04/15/10        4,500
      1,000   WinStar Communications,
               Inc. (a)(b)..................      12.75      04/15/10        1,250
                                                                       -----------
                                                                         1,604,350
                                                                       -----------
              Total Corporate Bonds
               (COST $229,267,413)...................................   64,917,632
                                                                       -----------

  NUMBER OF
   SHARES
 -----------

                Common Stocks (d) (0.5%)
                APPAREL/FOOTWEAR RETAIL (0.0%)
  1,310,596     County Seat Store Corp. (c).....................         --
                                                                       ------
                CASINO/GAMING (0.0%)
      2,000     Fitzgerald Gaming Corp..........................         --
                                                                       ------
                FOOD: SPECIALTY/CANDY (0.0%)
      2,375     SFAC New Holdings Inc. (c)......................         --
        436     SFFB Holdings, Inc. (c).........................         --
    120,000     Specialty Foods Acquisition Corp. - 144A*.......         --
                                                                       ------
                                                                         --
                                                                       ------
                HOTELS/RESORTS/CRUISELINES (0.0%)
    444,351     Premier Holdings Inc. (c).......................         --
     71,890     Vagabond Inns, Inc. (Class D) (a)...............         --
                                                                       ------
                                                                         --
                                                                       ------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
   SHARES                                                              VALUE

 ----------------------------------------------------------------------------

                MEDICAL/NURSING SERVICES (0.0%)
    418,663     Raintree Healthcare Corp. (c)...................       $ --
                                                                       ------
                MOTOR VEHICLES (0.0%)
         87     Northern Holdings Industrial Corp.* (c).........         --
                                                                       ------
                RESTAURANTS (0.0%)
      7,750     American Restaurant Group Holdings, Inc. -
                 144A*..........................................         --
                                                                       ------
                SPECIALTY TELECOMMUNICATIONS (0.1%)
     33,335     Versatel Telecom International NV (ADR)
                 (Netherlands)..................................       31,675
     15,710     World Access, Inc (c)...........................           17
                                                                       ------
                                                                       31,692
                                                                       ------
                TELECOMMUNICATION EQUIPMENT (0.0%)
    196,000     FWT Inc. (c)....................................        1,960
                                                                       ------
                TELECOMMUNICATIONS (0.4%)
     25,399     Covad Communications Group, Inc. (c)............       72,641
    374,996     Focal Communications Corp.* (c).................       228,748
                                                                       ------
                                                                       301,389
                                                                       ------
                TEXTILES (0.0%)
    298,461     U.S. Leather, Inc. (c)..........................         --
                                                                       ------
                WIRELESS COMMUNICATIONS (0.0%)
    809,424     Arch Wireless, Inc. (c).........................       10,927
     38,444     Vast Solutions, Inc. (Class B1) (c).............         --
     38,444     Vast Solutions, Inc. (Class B2) (c).............         --
     38,444     Vast Solutions, Inc. (Class B3) (c).............         --
                                                                       ------
                                                                       10,927
                                                                       ------
                Total Common Stocks
                 (COST $66,781,546).............................       345,968
                                                                       ------

  PRINCIPAL
  AMOUNT IN                                      COUPON      MATURITY
  THOUSANDS                                       RATE         DATE
 -----------                                  -------------  --------

              Convertible Bonds (0.1%)
              HOTELS/RESORTS/CRUISELINES (0.0%)
 $      742   Premier Cruises Ltd. (a)......      10.00 %+   08/15/05      --
                                                                       -----------
              TELECOMMUNICATION EQUIPMENT (0.1%)
        220   Corning Inc...................       0.00      11/08/15      113,850
                                                                       -----------
              Total Convertible Bonds
               (COST $859,067).......................................      113,850
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

  NUMBER OF
   SHARES                                                                 VALUE

 ---------------------------------------------------------------------------------

              Preferred Stocks (2.2%)
              RESTAURANTS (0.6%)
      2,395   American Restaurant Group Holdings, Inc. (Series B)....  $   416,699
                                                                       -----------
              TELECOMMUNICATION EQUIPMENT (1.6%)
  2,244,200   FWT Inc. (Series A) (c)(d).............................    1,122,100
                                                                       -----------
              Total Preferred Stocks
               (COST $10,452,297)....................................    1,538,799
                                                                       -----------

  NUMBER OF                                                EXPIRATION
  WARRANTS                                                    DATE
 -----------                                               ----------

              Warrants (0.1%)
              ADVERTISING/MARKETING SERVICES (0.0%)
     12,524   Mentus Media Corp. - 144A*.................   02/01/08       --
                                                                       -----------
              AEROSPACE & DEFENSE (0.0%)
      1,500   Sabreliner Corp. - 144A*...................   04/15/03       --
                                                                       -----------
              BROADCASTING (0.0%)
        640   XM Satellite Radio Holdings Inc. - 144A*...   03/15/10        19,200
                                                                       -----------
              CABLE/SATELLITE TV (0.1%)
        705   ONO Finance PLC - 144A* (United Kingdom)...   03/16/11        35,250
                                                                       -----------
              CASINO/GAMING (0.0%)
     83,500   Aladdin Gaming Enterprises, Inc. - 144A*...   03/01/10       --
      6,000   Resorts At Summerlin - 144A*...............   12/15/07       --
                                                                       -----------
                                                                           --
                                                                       -----------
              CONSUMER/BUSINESS SERVICES (0.0%)
     42,250   Comforce Corp. - 144A*.....................   12/01/09       --
                                                                       -----------
              HOTELS/RESORTS/CRUISELINES (0.0%)
      3,000   Epic Resorts LLC - 144A*...................   06/15/05       --
                                                                       -----------
              INTERNET SOFTWARE/SERVICES (0.0%)
     16,520   Verado Holdings Inc. - 144A*...............   04/15/08       --
                                                                       -----------
              OIL & GAS PRODUCTION (0.0%)
     39,665   Gothic Energy Corp. - 144A*................   05/01/05       --
                                                                       -----------
              RESTAURANTS (0.0%)
      1,500   American Restaurant Group Holdings, Inc. -
               144A*.....................................   08/15/08       --
                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      6,500   Birch Telecom Inc. - 144A*.................   06/15/08       --
      2,500   GT Group Telecom Inc. - 144A* (Canada).....   02/01/10        12,500
                                                                       -----------
                                                                            12,500
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF                                                 EXPIRATION
  WARRANTS                                                   DATE        VALUE

 ---------------------------------------------------------------------------------

              TELECOMMUNICATIONS (0.0%)
      1,200   Startec Global Communications Corp. -
               144A*.....................................   05/15/08   $   --
                                                                       -----------
              WIRELESS COMMUNICATIONS (0.0%)
      1,000   Motient Corp. - 144A*......................   04/01/08            15
                                                                       -----------
              Total Warrants
               (COST $730,825).......................................       66,965
                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                      COUPON      MATURITY
  THOUSANDS                                       RATE         DATE
 -----------                                  -------------  --------

              Short-Term Investment (2.5%)
              Repurchase Agreement
 $    1,749   The Bank of New York (dated
               12/31/01;
               proceeds $1,749,344) (e)
               (COST $1,749,259)............        0.875%   01/02/02    1,749,259
                                                                       -----------

              Total Investments
               (COST $309,840,407) (f)......   97.3%   68,732,473
              Other Assets in Excess of
               Liabilities..................    2.7     1,901,100
                                              -----   -----------
              Net Assets....................  100.0%  $70,633,573
                                              =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 +    PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (A)  ISSUER IN BANKRUPTCY.
 (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (C)  ACQUIRED THROUGH EXCHANGE OFFER.
 (D)  NON-INCOME PRODUCING SECURITIES.
 (E) COLLATERALIZED BY $1,774,533 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $1,784,246.
 (F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,367,689 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $242,475,623, RESULTING IN NET UNREALIZED DEPRECIATION OF $241,107,934.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                         VALUE

-------------------------------------------------------------------------

             Common Stocks (82.3%)
             ELECTRIC UTILITIES (44.4%)
 188,050     AES Corp.*....................................  $  3,074,618
 165,000     Calpine Corp.*................................     2,770,350
 225,865     Cinergy Corp..................................     7,550,667
 185,000     CMS Energy Corp...............................     4,445,550
 150,000     Consolidated Edison, Inc......................     6,054,000
 307,500     DPL, Inc......................................     7,404,600
 175,000     DTE Energy Co.................................     7,339,500
 262,432     Duke Energy Corp..............................    10,303,080
 230,000     Energy East Corp..............................     4,367,700
 220,000     Entergy Corp..................................     8,604,200
 100,000     FirstEnergy Corp..............................     3,498,000
 170,000     FPL Group, Inc................................     9,588,000
 145,000     General Electric Co...........................     5,811,600
 231,367     Mirant Corp.*.................................     3,706,499
 265,000     NRG Energy, Inc.*.............................     4,107,500
 195,000     Pinnacle West Capital Corp....................     8,160,750
 150,000     PNM Resources Inc.............................     4,192,500
 120,000     PPL Corp......................................     4,182,000
 175,000     Public Service Enterprise Group, Inc..........     7,383,250
 200,000     Reliant Energy, Inc...........................     5,304,000
 215,000     SCANA Corp....................................     5,983,450
 200,000     Sierra Pacific Resources......................     3,010,000
 285,000     Southern Co. (The)............................     7,224,750
 221,500     TXU Corp......................................    10,443,725
 200,000     Wisconsin Energy Corp.........................     4,512,000
 267,250     Xcel Energy, Inc..............................     7,413,515
                                                             ------------
                                                              156,435,804
                                                             ------------
             ENERGY (13.2%)
 145,000     Anardarko Petroleum Corp......................     8,243,250
 137,000     Dynegy, Inc. (Class A)........................     3,493,500
 220,460     El Paso Corp..................................     9,834,721
 170,000     KeySpan Corp..................................     5,890,500
 120,000     Kinder Morgan, Inc............................     6,682,800
 200,000     UtiliCorp United, Inc.........................     5,034,000
 290,000     Williams Companies, Inc.......................     7,400,800
                                                             ------------
                                                               46,579,571
                                                             ------------
             TELECOMMUNICATIONS (24.7%)
 161,932     ALLTEL Corp...................................     9,996,062

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                         VALUE

-------------------------------------------------------------------------

 205,000     AOL Time Warner Inc.*.........................  $  6,580,500
 128,007     AT&T Wireless Services Inc.*..................     1,839,461
 170,000     BCE, Inc. (Canada)............................     3,876,000
 258,750     CenturyTel, Inc...............................     8,487,000
 158,000     Charter Communications, Inc. (Class A)*.......     2,595,940
 165,000     Nextel Communications, Inc. (Class A)*........     1,808,400
 238,946     SBC Communications, Inc.......................     9,359,515
 215,000     Sprint Corp. (FON Group)......................     4,317,200
 100,000     Sprint Corp. (PCS Group)*.....................     2,441,000
 160,000     Telefonos de Mexico S.A. (Series L) (ADR)
              (Mexico).....................................     5,603,200
 110,000     Telephone & Data Systems, Inc.................     9,872,500
 201,120     Verizon Communications Inc....................     9,545,155
 230,000     Vodafone Group PLC (ADR) (United Kingdom).....     5,906,400
 326,163     WorldCom, Inc. - WorldCom Group*..............     4,592,375
                                                             ------------
                                                               86,820,708
                                                             ------------
             Total Common Stocks
              (COST $216,010,981)..........................   289,836,083
                                                             ------------

PRINCIPAL
AMOUNT IN                                  COUPON   MATURITY
THOUSANDS                                   RATE      DATE
---------                                  -------  --------

           Corporate Bonds (5.9%)
           AEROSPACE & DEFENSE (0.1%)
 $   400   Northrop Grumman
            Corporation..................   7.00%   03/01/06       418,610
                                                              ------------
           ELECTRIC UTILITIES (2.5%)
   1,215   American Electric Power.......   6.125   05/15/06     1,202,752
     240   Calpine Corp..................   8.50    02/15/11       218,392
     400   Consumers Energy Co...........   6.875   03/01/18       355,629
     495   DTE Energy Co.................   7.05    06/01/11       510,817
   1,065   Exelon Corp...................   6.75    05/01/11     1,079,389
     330   Florida Power Corp............   6.65    07/15/11       336,144
   1,000   MidAmerican Funding LLC.......   6.75    03/01/11       980,996
     920   Mirant Americas Generation
            LLC..........................   7.625   05/01/06       838,790
     800   NRG Energy, Inc...............   7.75    04/01/11       752,510
     275   PG&E National Energy Corp.....  10.375   05/16/11       289,960
   1,740   PSEG Energy Holdings..........   9.125   02/10/04     1,829,027
     330   South Carolina Electric & Gas
            Co...........................   7.50    06/15/05       353,167
                                                              ------------
                                                                 8,747,573
                                                              ------------
           ENERGY (1.1%)
     400   CMS Panhandle Holding Co......   7.00    07/15/29       344,890

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON   MATURITY
THOUSANDS                                   RATE     DATE        VALUE

--------------------------------------------------------------------------

 $   330   Conoco Inc....................   5.90%   04/15/04  $    342,720
     280   Consolidated Natural Gas
            Co,..........................   5.375   11/01/06       276,096
     845   NiSource Finance Corp.........   7.875   11/15/10       874,510
     410   Oxymar - 144A**...............   7.50    02/15/16       327,233
     535   Petrozuata Finance, Inc.
            (Venezuela) - 144A**.........   8.22    04/01/17       401,250
     455   RAS Laffan Liquid Natural
            Gas - 144A** (Qatar).........   8.294   03/15/14       464,100
     110   Transcontinental Gas Pipeline
            Corp. - 144A**...............   7.00    08/15/11       107,363
     900   Williams Companies Inc.
            (Series A)...................   7.50    01/15/31       876,791
                                                              ------------
                                                                 4,014,953
                                                              ------------
           ENVIRONMENTAL SERVICES (0.1%)
     450   Waste Management Inc..........   7.00    10/15/06       462,506
                                                              ------------
           FINANCIAL CONGLOMERATES (0.1%)
     195   General Motors Acceptance
            Corp.........................   7.50    07/15/05       204,998
                                                              ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
     260   Honeywell International
            Inc..........................   5.125   11/01/06       256,499
     410   Tyco International Group S.A.
            (Luxembourg).................   6.375   02/15/06       418,748
                                                              ------------
                                                                   675,247
                                                              ------------
           TELECOMMUNICATIONS (1.8%)
     450   AOL Time Warner, Inc..........   6.125   04/15/06       459,644
     375   AT&T Corp. - 144A**...........   6.50    11/15/06       381,227
     510   AT&T Wireless
            Services, Inc................   7.875   03/01/11       545,195
     520   British Telecom PLC (United
            Kingdom).....................   7.875   12/15/05       557,028
     415   Comcast Cable Communications
            Corp.........................   6.375   01/30/06       421,678
     520   Deutsche Telekom PLC
            (Netherlands)................   7.75    06/15/05       563,075
     520   GTE Corp......................   7.90    02/01/27       539,229
     210   PCCW Capital Ltd. - 144A**
            (Hong Kong)..................   7.75    11/15/11       209,512
   1,150   Qwest Capital Funding.........   7.90    08/15/10     1,169,938
     130   TCI Communications Corp.......   8.00    08/01/05       139,287
     390   Telus Corp....................   8.00    06/01/11       413,857
     940   WorldCom, Inc.................   8.25    05/15/31       993,632
                                                              ------------
                                                                 6,393,302
                                                              ------------
           Total Corporate Bonds
            (COST $20,988,968)..............................    20,917,189
                                                              ------------
           Asset-Backed Securities (0.5%)
           FINANCE/RENTAL/LEASING
     425   Connecticut RRB Special
            Purpose Trust CL&P -
            Series 2001..................   6.21    12/30/11       434,680
     400   Detroit Edison Securitization
            Funding LLC..................   5.875   03/01/10       411,020

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON   MATURITY
THOUSANDS                                   RATE     DATE        VALUE

--------------------------------------------------------------------------

 $   450   PECO Energy Transition
            Trust........................   7.625%  03/01/10  $    496,330
     400   PSE&G Transition Funding
            LLC..........................   6.61    06/15/15       414,748
                                                              ------------
           Total Asset-Backed Securities
            (COST $1,796,933)...............................     1,756,778
                                                              ------------
           U.S. Government Obligations (0.6%)
     700   U.S. Treasury Bond............   8.125   08/15/21       893,593
   1,050   U.S. Treasury Bond............   8.75    08/15/20     1,409,051
                                                              ------------
           Total U.S. Government Obligations
            (COST $2,310,783)...............................     2,302,644
                                                              ------------
           Short-Term Investment (a) (11.1%)
           U.S. Government Agency
  39,000   Federal Home Loan Mortgage
            Discount Note (a)
            (COST $38,998,364)...........   1.51    01/02/02    38,998,364
                                                              ------------

          Total Investments
           (COST $280,106,029) (b)......  100.4%   353,811,058
          Liabilities in Excess of Other
           Assets.......................   (0.4)    (1,512,073)
                                          -----   ------------
          Net Assets....................  100.0%  $352,298,985
                                          =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $93,316,455 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $19,611,426, RESULTING IN NET UNREALIZED APPRECIATION OF $73,705,029.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (53.6%)
           AEROSPACE & DEFENSE (1.4%)
  26,000   Boeing Co...............................  $ 1,008,280
                                                     -----------
           AUTO PARTS: O.E.M. (2.5%)
  60,000   Delphi Automotive Systems Corp..........      819,600
  12,000   Johnson Controls, Inc...................      969,000
                                                     -----------
                                                       1,788,600
                                                     -----------
           CHEMICALS: AGRICULTURAL (0.3%)
  15,940   IMC Global Inc..........................      207,220
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.6%)
  12,000   Dow Chemical Co. (The)..................      405,360
                                                     -----------
           DEPARTMENT STORES (1.2%)
  18,000   Sears, Roebuck & Co.....................      857,520
                                                     -----------
           ELECTRIC UTILITIES (3.4%)
  12,000   Dominion Resources, Inc.................      721,200
  15,000   FPL Group, Inc..........................      846,000
  30,000   TECO Energy, Inc........................      787,200
                                                     -----------
                                                       2,354,400
                                                     -----------
           ELECTRICAL PRODUCTS (0.8%)
  10,000   Emerson Electric Co.....................      571,000
                                                     -----------
           FINANCE/RENTAL/ LEASING (1.1%)
  10,000   Fannie Mae..............................      795,000
                                                     -----------
           FINANCIAL CONGLOMERATES (1.2%)
  23,000   J.P. Morgan Chase & Co..................      836,050
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (1.3%)
  40,000   Sara Lee Corp...........................      889,200
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.2%)
  35,000   ConAgra Foods Inc.......................      831,950
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.0%)
  21,665   Estee Lauder Companies, Inc. (The)
            (Class A)..............................      694,580
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (3.4%)
  25,000   Honeywell International, Inc............  $   845,500
  14,506   Ingersoll-Rand Co.......................      606,496
  15,000   United Technologies Corp................      969,450
                                                     -----------
                                                       2,421,446
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.6%)
   8,000   PPG Industries, Inc.....................      413,760
                                                     -----------
           LIFE/HEALTH INSURANCE (1.2%)
  18,000   Lincoln National Corp...................      874,260
                                                     -----------
           MAJOR BANKS (4.7%)
  15,000   Bank of America Corp....................      944,250
  26,000   FleetBoston Financial Corp..............      949,000
  35,000   KeyCorp.................................      851,900
  13,125   WestPac Banking Corp. Ltd. (ADR)
            (Australia)............................      531,037
                                                     -----------
                                                       3,276,187
                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.4%)
  40,000   Sprint Corp. (FON Group)................      803,200
  18,000   Verizon Communications Inc..............      854,280
                                                     -----------
                                                       1,657,480
                                                     -----------
           OFFICE EQUIPMENT/ SUPPLIES (1.3%)
  25,000   Pitney Bowes, Inc.......................      940,250
                                                     -----------
           OIL & GAS PRODUCTION (2.3%)
  22,000   Burlington Resources, Inc...............      825,880
  14,000   Kerr-McGee Corp.........................      767,200
                                                     -----------
                                                       1,593,080
                                                     -----------
           OIL REFINING/MARKETING (4.7%)
  20,000   Ashland, Inc............................      921,600
  30,000   Marathon Oil Corp.......................      900,000
  50,000   Tesoro Petroleum Corp.*.................      655,500
  17,000   Ultramar Diamond Shamrock Corp..........      841,160
                                                     -----------
                                                       3,318,260
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (4.4%)
  17,000   Bristol-Myers Squibb Co.................  $   867,000
  20,000   Merck & Co., Inc........................    1,176,000
  30,000   Schering-Plough Corp....................    1,074,300
                                                     -----------
                                                       3,117,300
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (7.8%)
  13,000   Alexandria Real Estate Equities, Inc....      534,300
  20,000   Archstone Smith Trust...................      526,000
  10,000   Avalonbay Communities, Inc..............      473,100
  10,000   Boston Properties, Inc..................      380,000
  16,000   Equity Office Properties Trust..........      481,280
  10,000   Equity Residential Properties Trust.....      287,100
   6,000   General Growth Properties, Inc..........      232,800
  18,000   Healthcare Realty Trust, Inc............      504,000
  15,000   Mack-Cali Realty Corp...................      465,300
  20,000   Reckson Associates Realty Corp..........      467,200
   8,000   Rouse Co. (The).........................      234,320
  16,000   Simon Property Group, Inc...............      469,280
  10,000   Vornado Realty Trust....................      416,000
                                                     -----------
                                                       5,470,680
                                                     -----------
           REGIONAL BANKS (1.1%)
  12,001   Fifth Third Bancorp.....................      739,022
                                                     -----------
           SAVINGS BANKS (1.3%)
  27,000   Washington Mutual, Inc..................      882,900
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  35,000   Nokia Oyj (ADR) (Finland)...............      858,550
                                                     -----------
           TOBACCO (1.2%)
  18,000   Philip Morris Companies, Inc............      825,300
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*......  $    14,427
                                                     -----------
           Total Common Stocks
            (COST $33,901,886).....................   37,642,062
                                                     -----------
           Convertible Preferred Stocks (10.2%)
           AUTO PARTS: O.E.M. (0.0%)
  12,000   BTI Capital Trust $3.25 - 144A**........        1,500
                                                     -----------
           CONTAINERS/PACKAGING (2.1%)
  36,000   Sealed Air Corp. (Series A) $2.00.......    1,492,200
                                                     -----------
           ELECTRIC UTILITIES (2.0%)
  53,000   Duke Energy Corp. $17.02 (Units)++......    1,396,550
                                                     -----------
           MAJOR BANKS (1.0%)
  22,550   National Australia Bank, Ltd. $1.97
            (Australia) (Units)++..................      676,500
                                                     -----------
           PULP & PAPER (1.5%)
  20,000   Boise Cascade $3.75.....................    1,089,000
                                                     -----------
           RAILROADS (1.5%)
  22,400   Union Pacific Capital Trust $3.13.......    1,069,600
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (1.0%)
   9,000   Equity Residential Properties Trust
            (Series E) $1.75.......................      285,750
  13,000   SL Green Realty Corp. $2.00.............      413,400
                                                     -----------
                                                         699,150
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.1%)
  16,250   Motorola Inc. $3.50.....................      759,525
                                                     -----------
           Total Convertible Preferred Stocks
            (COST $7,721,878)......................    7,184,025
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           Convertible Bonds (18.6%)
           CABLE/SATELLITE TV (4.0%)
 $ 1,800   Adelphia Communications Corp.
            6.00% due 02/15/06.....................  $ 1,563,750
   1,445   EchoStar Communications Corp.
            4.875% due 01/07/07....................    1,280,631
                                                     -----------
                                                       2,844,381
                                                     -----------
           CONTRACT DRILLING (1.4%)
   2,000   Diamond Offshore Drilling Inc.
            0.00% due 06/06/20.....................    1,002,500
                                                     -----------
           DEPARTMENT STORES (1.6%)
   1,000   Penney (J.C.) Co., Inc. - 144A**
            5.00% due 10/15/08.....................    1,117,500
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.2%)
   1,000   SCI Systems, Inc.
            3.00% due 03/15/07.....................      823,750
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.6%)
     960   Photronics Inc.
            6.00% due 06/01/04.....................    1,134,000
                                                     -----------
           INDUSTRIAL MACHINERY (0.3%)
     200   Thermo Fibertek, Inc. - 144A**
            4.50% due 07/15/04.....................      189,000
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (1.5%)
   1,750   Aether Systems, Inc.
            6.00% due 03/22/05.....................    1,032,500
                                                     -----------
           MAJOR TELECOMMUNICATIONS (3.0%)
     800   Bell Atlantic Financial Service - 144A**
            (exchangeable into Cable & Wireless
            Communications common stock)
            4.25% due 09/15/05.....................      796,000
PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

 $ 1,300   Bell Atlantic Financial Service - 144A**
            (exchangeable into Telecom Corporation
            of New Zealand common stock)
            5.75% due 04/01/03.....................  $ 1,321,125
                                                     -----------
                                                       2,117,125
                                                     -----------
           PACKAGED SOFTWARE (1.3%)
   1,125   Mercury Interactive Corp.
            4.75% due 07/01/07.....................      909,844
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (1.4%)
   1,000   Healthsouth Corp.
            3.25% due 04/01/03.....................      948,750
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.3%)
   1,100   RF Micro Systems Devices - 144A**
            3.75% due 08/15/05.....................      903,375
                                                     -----------
           Total Convertible Bonds
            (COST $13,325,428).....................   13,022,725
                                                     -----------
           Corporate Bonds (13.4%)
           ADVERTISING/MARKETING SERVICES (1.5%)
   1,000   Lamar Media Corp.
            9.625% due 12/01/06....................    1,046,250
                                                     -----------
           APPAREL/FOOTWEAR (1.7%)
   1,250   Tommy Hilfiger USA Inc.
            6.85% due 06/01/08.....................    1,189,845
                                                     -----------
           BROADCASTING (3.0%)
   2,000   Clear Channel Communications (Series B)
            8.75% due 06/15/07.....................    2,080,000
                                                     -----------
           FOOD DISTRIBUTORS (1.3%)
   1,000   Fleming Companies, Inc. (Series B)
            10.625% due 07/31/07...................      955,000
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           OIL & GAS PRODUCTION (1.3%)
 $   900   KCS Energy, Inc. (Series B)
            11.00% due 01/15/03....................  $   895,500
                                                     -----------
           OTHER METALS/MINERALS (3.6%)
   2,500   Cyprus Amax Minerals Inc.
            10.125% due 04/01/02...................    2,528,115
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.0%)
     700   Navistar International (Series B)
            9.375% due 06/01/06....................      735,000
                                                     -----------
           Total Corporate Bonds
            (COST $9,547,541)......................    9,429,710
                                                     -----------
           Short-Term Investment (a) (5.0%)
           U.S. Government Agency
   3,500   Federal Home Loan Mortgage Corp.
            1.51% due 01/02/02
            (COST $3,499,853)......................    3,499,853
                                                     -----------

  Total Investments
   (COST $67,996,586) (b).................   100.8%  70,778,375
  Liabilities in Excess of Other Assets...    (0.8)    (571,390)
                                            ------  -----------
  Net Assets..............................   100.0% $70,206,985
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,237,894 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,456,105, RESULTING IN NET UNREALIZED APPRECIATION OF $2,781,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

            Common Stocks (98.7%)
            AEROSPACE & DEFENSE (1.6%)
   780,000  Goodrich Corp...........................  $   20,763,600
                                                      --------------
            ALUMINUM (2.9%)
   550,000  Alcan, Inc. (Canada)....................      19,761,500
   520,000  Alcoa, Inc..............................      18,486,000
                                                      --------------
                                                          38,247,500
                                                      --------------
            APPAREL/FOOTWEAR (1.5%)
   520,000  VF Corp.................................      20,285,200
                                                      --------------
            AUTO PARTS: O.E.M. (4.6%)
 1,505,000  Delphi Automotive Systems Corp..........      20,558,300
   248,000  Johnson Controls, Inc...................      20,026,000
   515,000  TRW, Inc................................      19,075,600
                                                      --------------
                                                          59,659,900
                                                      --------------
            BEVERAGES: NON-ALCOHOLIC (1.4%)
   394,000  Coca-Cola Co............................      18,577,100
                                                      --------------
            CHEMICALS: MAJOR DIVERSIFIED (2.9%)
   545,000  Dow Chemical Co.........................      18,410,100
   460,000  Du Pont (E.I.) de Nemours & Co., Inc....      19,554,600
                                                      --------------
                                                          37,964,700
                                                      --------------
            COMPUTER PROCESSING HARDWARE (2.9%)
   880,000  Hewlett-Packard Co......................      18,075,200
   167,000  International Business Machines Corp....      20,200,320
                                                      --------------
                                                          38,275,520
                                                      --------------
            DEPARTMENT STORES (1.5%)
   425,000  Sears, Roebuck & Co.....................      20,247,000
                                                      --------------
            DISCOUNT STORES (1.7%)
   535,000  Target Corp.............................      21,961,750
                                                      --------------
            ELECTRIC UTILITIES (7.4%)
   330,000  Dominion Resources, Inc.................      19,833,000
   415,000  Exelon Corp.............................      19,870,200

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

   560,000  FirstEnergy Corp........................  $   19,588,800
   340,000  FPL Group, Inc..........................      19,176,000
   720,000  Reliant Energy, Inc.....................      19,094,400
                                                      --------------
                                                          97,562,400
                                                      --------------
            ELECTRONICS/ APPLIANCES (1.6%)
   285,000  Whirlpool Corp..........................      20,899,050
                                                      --------------
            FINANCE/RENTAL/ LEASING (2.9%)
   240,000  Fannie Mae..............................      19,080,000
   340,000  Household International, Inc............      19,699,600
                                                      --------------
                                                          38,779,600
                                                      --------------
            FINANCIAL CONGLOMERATES (2.9%)
   410,000  Citigroup, Inc..........................      20,696,800
   500,000  J.P. Morgan Chase & Co..................      18,175,000
                                                      --------------
                                                          38,871,800
                                                      --------------
            FOOD DISTRIBUTORS (3.0%)
   930,000  Supervalu, Inc..........................      20,571,600
   740,000  SYSCO Corp..............................      19,402,800
                                                      --------------
                                                          39,974,400
                                                      --------------
            FOOD: MAJOR DIVERSIFIED (1.5%)
   400,000  PepsiCo, Inc............................      19,476,000
                                                      --------------
            FOREST PRODUCTS (1.5%)
   370,000  Weyerhaeuser Co.........................      20,009,600
                                                      --------------
            HOUSEHOLD/PERSONAL CARE (4.4%)
   395,000  Avon Products, Inc......................      18,367,500
   325,000  Kimberly-Clark Corp.....................      19,435,000
   255,000  Procter & Gamble Co. (The)..............      20,178,150
                                                      --------------
                                                          57,980,650
                                                      --------------
            INDUSTRIAL CONGLOMERATES (7.8%)
   500,000  General Electric Co.....................      20,040,000
   600,000  Honeywell International, Inc............      20,292,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

   172,000  Minnesota Mining & Manufacturing Co.....  $   20,332,120
   358,000  Tyco International Ltd. (Bermuda).......      21,086,200
   325,000  United Technologies Corp................      21,004,750
                                                      --------------
                                                         102,755,070
                                                      --------------
            INDUSTRIAL SPECIALTIES (1.5%)
   385,000  PPG Industries, Inc.....................      19,912,200
                                                      --------------
            INFORMATION TECHNOLOGY SERVICES (1.5%)
   295,000  Electronic Data Systems Corp............      20,222,250
                                                      --------------
            INTEGRATED OIL (4.4%)
   425,000  BP PLC (ADR) (United Kingdom)...........      19,766,750
   490,000  Exxon Mobil Corp........................      19,257,000
   390,000  Royal Dutch Petroleum Co. (ADR)
             (Netherlands)..........................      19,117,800
                                                      --------------
                                                          58,141,550
                                                      --------------
            LIFE/HEALTH INSURANCE (4.5%)
   730,000  Aegon N.V. (ARS) (Netherlands)..........      19,542,100
   420,000  Jefferson-Pilot Corp....................      19,433,400
   410,000  Lincoln National Corp...................      19,913,700
                                                      --------------
                                                          58,889,200
                                                      --------------
            MAJOR BANKS (2.9%)
   310,000  Bank of America Corp....................      19,514,500
   790,000  KeyCorp.................................      19,228,600
                                                      --------------
                                                          38,743,100
                                                      --------------
            MAJOR TELECOMMUNICATIONS (1.4%)
   385,000  Verizon Communications, Inc.............      18,272,100
                                                      --------------
            MOTOR VEHICLES (3.4%)
   470,000  DaimlerChrysler AG (Germany)............      19,584,900

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

   318,100  Ford Motor Co...........................  $    5,000,532
   410,000  General Motors Corp.....................      19,926,000
                                                      --------------
                                                          44,511,432
                                                      --------------
            OFFICE EQUIPMENT/ SUPPLIES (1.4%)
   500,000  Pitney Bowes, Inc.......................      18,805,000
                                                      --------------
            OIL & GAS PIPELINES (1.6%)
   465,000  El Paso Corp............................      20,743,650
                                                      --------------
            OIL & GAS PRODUCTION (1.5%)
   355,000  Kerr-McGee Corp.........................      19,454,000
                                                      --------------
            OIL REFINING/ MARKETING (3.0%)
   685,000  Marathon Oil Corp.......................      20,550,000
   500,000  Sunoco, Inc.............................      18,670,000
                                                      --------------
                                                          39,220,000
                                                      --------------
            PHARMACEUTICALS: MAJOR (5.7%)
   312,000  American Home Products Corp.............      19,144,320
   365,000  Bristol-Myers Squibb Co.................      18,615,000
   450,000  Pharmacia Corp..........................      19,192,500
   515,000  Schering-Plough Corp....................      18,442,150
                                                      --------------
                                                          75,393,970
                                                      --------------
            PULP & PAPER (3.0%)
   500,000  International Paper Co..................      20,175,000
   640,000  Mead Corp...............................      19,769,600
                                                      --------------
                                                          39,944,600
                                                      --------------
            RAILROADS (3.0%)
   695,000  Burlington Northern Santa Fe Corp.......      19,828,350
   565,000  CSX Corp................................      19,803,250
                                                      --------------
                                                          39,631,600
                                                      --------------
            RECREATIONAL PRODUCTS (1.4%)
   618,000  Eastman Kodak Co........................      18,187,740
                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

            SEMICONDUCTORS (1.4%)
   605,000  Intel Corp..............................  $   19,027,250
                                                      --------------
            TRUCKS/CONSTRUCTION/FARM
            MACHINERY (3.1%)
   385,000  Caterpillar, Inc........................      20,116,250
   470,000  Deere & Co..............................      20,520,200
                                                      --------------
                                                          40,636,450
                                                      --------------
            Total Common Stocks
             (COST $1,148,027,632)..................   1,302,026,932
                                                      --------------
PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            Short-Term Investments (1.0%)
            U.S. Government Agency (a) (1.0%)
$   13,000  Federal Home Loan Mortgage Corp. 1.51%
             due 01/02/02
             (COST $12,999,455).....................      12,999,455
                                                      --------------
            Repurchase Agreement (0.0%)
       326  The Bank of New York 0.875% due 01/02/02
             (dated 12/31/01; proceeds $325,572)(b)
             (COST $325,556)........................         325,556
                                                      --------------
            Total Short-Term Investments
             (COST $13,325,011).....................      13,325,011

  Total Investments
   (COST $1,161,352,643) (c)..............    99.7%  1,315,351,943
  Other Assets in Excess of Liabilities...     0.3       3,904,559
                                            ------  --------------
  Net Assets..............................   100.0% $1,319,256,502
                                            ======  ==============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 ARS  AMERICAN REGISTERED SHARES.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY $331,806 FEDERAL HOME LOAN MORTGAGE CORP 5.775% DUE 06/26/06 VALUED AT $332,068.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $212,296,288 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $58,296,988, RESULTING IN NET UNREALIZED APPRECIATION OF $153,999,300.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (92.9%)
           ADVERTISING/MARKETING SERVICES (0.8%)
  30,000   Interpublic Group of Companies, Inc.....  $    886,200
                                                     ------------
           AEROSPACE & DEFENSE (2.1%)
  10,000   Lockheed Martin Corp....................       466,700
   5,000   Northrop Grumman Corp...................       504,050
  55,000   Titan Corp. (The)*......................     1,372,250
                                                     ------------
                                                        2,343,000
                                                     ------------
           AIR FREIGHT/COURIERS (1.4%)
  30,000   FedEx Corp.*............................     1,556,400
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (2.4%)
  10,000   Coca-Cola Co............................       471,500
  37,500   Coca-Cola Enterprises Inc...............       710,250
  60,000   Pepsi Bottling Group, Inc. (The)........     1,410,000
                                                     ------------
                                                        2,591,750
                                                     ------------
           BIOTECHNOLOGY (2.6%)
  25,000   Cephalon, Inc.*.........................     1,889,625
  35,000   Immunex Corp.*..........................       969,850
                                                     ------------
                                                        2,859,475
                                                     ------------
           CATALOG/SPECIALTY DISTRIBUTION (1.2%)
  27,500   Lands' End, Inc.*.......................     1,379,400
                                                     ------------
           COMPUTER COMMUNICATIONS (1.2%)
  75,000   Cisco Systems, Inc.*....................     1,358,250
                                                     ------------
           COMPUTER PERIPHERALS (1.4%)
  16,500   Advanced Digital Information Corp.*.....       264,660
  60,000   Network Appliance, Inc.*................     1,312,200
                                                     ------------
                                                        1,576,860
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.1%)
  35,000   Apple Computer, Inc.*...................       766,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  55,000   Dell Computer Corp.*....................  $  1,494,900
  90,000   Sun Microsystems, Inc.*.................     1,110,600
                                                     ------------
                                                        3,372,000
                                                     ------------
           CONTAINERS/ PACKAGING (1.6%)
  25,000   Ball Corp...............................     1,767,500
                                                     ------------
           CONTRACT DRILLING (1.6%)
  90,000   Rowan Companies, Inc.*..................     1,743,300
                                                     ------------
           DATA PROCESSING SERVICES (1.6%)
  16,500   Affiliated Computer Services, Inc.
            (Class A)*.............................     1,751,145
                                                     ------------
           DEPARTMENT STORES (4.0%)
  30,000   Kohl's Corp.*...........................     2,113,200
  85,000   Penney (J.C.) Co., Inc..................     2,286,500
                                                     ------------
                                                        4,399,700
                                                     ------------
           DISCOUNT STORES (2.2%)
  55,000   Costco Wholesale Corp.*.................     2,440,900
                                                     ------------
           ELECTRONIC COMPONENTS (0.9%)
  21,000   Amphenol Corp. (Class A)*...............     1,009,050
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (2.1%)
  90,000   Circuit City Stores, Inc. - Circuit
            City Group.............................     2,335,500
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.3%)
  17,500   USA Education Inc.......................     1,470,350
                                                     ------------
           FINANCIAL CONGLOMERATES (0.3%)
   9,400   Prudential Financial, Inc.*.............       311,986
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (2.1%)
  80,000   SunGard Data Systems Inc.*..............     2,314,400
                                                     ------------
           HOME BUILDING (0.6%)
  15,000   Lennar Corp.............................       702,300
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOME FURNISHINGS (0.6%)
  27,500   Leggett & Platt, Inc....................  $    632,500
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
   5,500   Tenet Healthcare Corp.*.................       322,960
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.9%)
  70,000   International Flavors & Fragrances,
            Inc....................................     2,079,700
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.9%)
  35,000   Tyco International Ltd. (Bermuda).......     2,061,500
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
  45,000   McAfee.com Corp.*.......................     1,525,950
                                                     ------------
           INSURANCE BROKERS/ SERVICES (1.8%)
  85,000   Willis Group Holdings Ltd.*.............     2,001,750
                                                     ------------
           INTEGRATED OIL (0.4%)
   5,000   ChevronTexaco Corp......................       448,050
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.7%)
  25,000   BEA Systems, Inc.*......................       385,250
  35,000   Earthlink, Inc.*........................       425,950
                                                     ------------
                                                          811,200
                                                     ------------
           INVESTMENT BANKS/ BROKERS (2.1%)
  25,000   Goldman Sachs Group, Inc. (The).........     2,318,750
                                                     ------------
           MAJOR BANKS (1.7%)
  30,000   Bank of America Corp....................     1,888,500
                                                     ------------
           MEDICAL DISTRIBUTORS (0.7%)
  10,000   Henry Schein, Inc.*.....................       370,300
  10,000   McKesson HBOC, Inc......................       374,000
                                                     ------------
                                                          744,300
                                                     ------------
           MEDICAL SPECIALTIES (5.3%)
  55,000   Cytyc Corp.*............................     1,435,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  30,000   Guidant Corp.*..........................  $  1,494,000
  17,500   St. Jude Medical, Inc.*.................     1,358,875
  22,000   Varian Medical Systems, Inc.*...........     1,567,720
                                                     ------------
                                                        5,856,095
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
  85,000   IKON Office Solutions, Inc..............       993,650
                                                     ------------
           OIL & GAS PRODUCTION (0.7%)
  30,000   Ocean Energy, Inc.......................       576,000
  12,500   XTO Energy Inc..........................       218,750
                                                     ------------
                                                          794,750
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.5%)
  30,000   Smith International, Inc.*..............     1,608,600
                                                     ------------
           OTHER CONSUMER SERVICES (1.0%)
  25,000   Apollo Group, Inc. (Class A)*...........     1,125,250
                                                     ------------
           PACKAGED SOFTWARE (5.7%)
  20,000   Concord Communications, Inc.*...........       413,000
  55,000   i2 Technologies, Inc.*..................       434,500
  35,000   Intuit Inc.*............................     1,496,600
  35,000   Microsoft Corp.*........................     2,319,450
  65,000   Network Associates, Inc.*...............     1,680,250
                                                     ------------
                                                        6,343,800
                                                     ------------
           PROPERTY - CASUALTY INSURERS (5.5%)
  55,000   ACE, Ltd. (Bermuda).....................     2,208,250
  22,500   Everest Re Group, Ltd. (Bermuda)........     1,590,750
  25,000   XL Capital Ltd. (Class A) (Bermuda).....     2,284,000
                                                     ------------
                                                        6,083,000
                                                     ------------
           PULP & PAPER (1.0%)
  40,000   Georgia-Pacific Group...................     1,104,400
                                                     ------------
           RAILROADS (1.9%)
  60,000   CSX Corp................................     2,103,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           RECREATIONAL PRODUCTS (2.5%)
  15,000   International Game Technology*..........  $  1,024,500
 100,000   Mattel, Inc.............................     1,720,000
                                                     ------------
                                                        2,744,500
                                                     ------------
           REGIONAL BANKS (2.7%)
  20,000   Fifth Third Bancorp.....................     1,231,600
 100,000   Hibernia Corp. (Class A)................     1,779,000
                                                     ------------
                                                        3,010,600
                                                     ------------
           RESTAURANTS (2.7%)
  55,000   AFC Enterprises, Inc.*..................     1,561,450
  50,000   Wendy's International, Inc..............     1,458,500
                                                     ------------
                                                        3,019,950
                                                     ------------
           SAVINGS BANKS (0.2%)
   8,000   Charter One Financial, Inc..............       217,200
                                                     ------------
           SEMICONDUCTORS (6.4%)
  35,000   Applied Micro Circuits Corp.*...........       396,200
  17,500   Broadcom Corp. (Class A)*...............       717,150
 105,000   Conexant Systems, Inc.*.................     1,507,800
  45,000   Fairchild Semiconductor Corp.
            (Class A)*.............................     1,269,000
  65,000   Intel Corp..............................     2,044,250
  35,000   National Semiconductor Corp.*...........     1,077,650
                                                     ------------
                                                        7,012,050
                                                     ------------
           SPECIALTY STORES (2.6%)
  35,000   Michaels Stores, Inc.*..................     1,153,250
  90,000   Staples, Inc.*..........................     1,683,000
                                                     ------------
                                                        2,836,250
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.1%)
  35,000   Polycom, Inc.*..........................     1,204,000
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (3.2%)
  70,000   Sprint Corp. (PCS Group)*...............  $  1,708,700
  70,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................     1,797,600
                                                     ------------
                                                        3,506,300
                                                     ------------
           Total Common Stocks
            (COST $93,327,298).....................   102,568,021
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (a) (8.0%)
           U.S. Government Agency
$  8,800   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $8,799,631)......................     8,799,631
                                                     ------------

  Total Investments
   (COST $102,126,929) (b)................   100.9%  111,367,652
  Liabilities in Excess of Other Assets...    (0.9)     (989,368)
                                            ------  ------------
  Net Assets..............................   100.0% $110,378,284
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,020,038 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $779,315, RESULTING IN NET UNREALIZED APPRECIATION OF $9,240,723.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Common Stocks and Warrants (95.7%)
            Australia (3.4%)
            CONTAINERS/PACKAGING
   750,000  Amcor Ltd...............................  $  2,736,484
                                                      ------------
            MAJOR BANKS
   280,000  Australia & New Zealand Banking Group
             Ltd....................................     2,544,621
   160,000  Commonwealth Bank of Australia..........     2,444,541
                                                      ------------
                                                         4,989,162
                                                      ------------
            OIL & GAS PRODUCTION
   725,000  Santos Ltd..............................     2,293,798
                                                      ------------
            Total Australia.........................    10,019,444
                                                      ------------
            Belgium (0.9%)
            FINANCIAL CONGLOMERATES
   105,000  Fortis..................................     2,726,210
                                                      ------------
            Canada (2.6%)
            ALUMINUM
    50,000  Alcan Inc...............................     1,794,236
                                                      ------------
            FINANCIAL CONGLOMERATES
   115,000  Brascan Corp. (Class A).................     2,076,008
                                                      ------------
            MAJOR BANKS
    70,000  Toronto-Dominion Bank...................     1,805,601
                                                      ------------
            OIL & GAS PIPELINES
    70,000  Enbridge Inc............................     1,907,572
                                                      ------------
            Total Canada............................     7,583,417
                                                      ------------
            Finland (1.5%)
            INFORMATION TECHNOLOGY SERVICES
    80,000  TietoEnator Oyj.........................     2,119,866
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
    87,000  Nokia Oyj...............................     2,244,136
                                                      ------------
            Total Finland...........................     4,364,002
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            France (6.6%)
            AUTOMOTIVE AFTERMARKET
    70,000  Compagnie Generale des Etablissements
             Michelin (B Shares)....................  $  2,310,030
                                                      ------------
            CONSTRUCTION MATERIALS
    27,000  Lafarge S.A.............................     2,522,730
                                                      ------------
            CONTAINERS/PACKAGING
    17,000  Compagnie de Saint-Gobain...............     2,566,552
                                                      ------------
            MAJOR BANKS
    29,000  BNP Paribas S.A.........................     2,595,945
    42,000  Societe Generale (A Shares).............     2,351,181
                                                      ------------
                                                         4,947,126
                                                      ------------
            MISCELLANEOUS MANUFACTURING
    70,000  Compagnie Generale d'Industrie et de
             Participations.........................     2,338,088
    60,000  Compagnie Generale d'Industrie et de
             Participations (Warrants due
             03/31/03)*.............................        24,583
                                                      ------------
                                                         2,362,671
                                                      ------------
            MULTI-LINE INSURANCE
    45,000  Assurances Generales de France..........     2,160,393
                                                      ------------
            OIL REFINING/MARKETING
    18,000  TotalFinaElf S.A........................     2,571,629
                                                      ------------
            Total France............................    19,441,131
                                                      ------------
            Germany (5.8%)
            APPAREL/FOOTWEAR
    37,050  Adidas-Salomon AG.......................     2,755,536
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    70,000  BASF AG.................................     2,609,306
    60,000  Bayer AG................................     1,907,879
                                                      ------------
                                                         4,517,185
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES
    45,000  E. ON AG................................  $  2,340,760
   115,000  MAN AG..................................     2,437,846
    40,000  Siemens AG..............................     2,666,756
                                                      ------------
                                                         7,445,362
                                                      ------------
            MOTOR VEHICLES
    60,000  DaimlerChrysler AG (Registered
             Shares)................................     2,570,560
                                                      ------------
            Total Germany...........................    17,288,643
                                                      ------------
            Hong Kong (2.7%)
            ELECTRIC UTILITIES
   570,000  CLP Holdings Ltd........................     2,174,317
                                                      ------------
            FINANCIAL CONGLOMERATES
   150,000  HSBC Holdings PLC.......................     1,755,033
                                                      ------------
            REAL ESTATE DEVELOPMENT
   205,000  Cheung Kong (Holdings) Ltd..............     2,129,119
   235,000  Sun Hung Kai Properties Ltd.............     1,898,320
                                                      ------------
                                                         4,027,439
                                                      ------------
            Total Hong Kong.........................     7,956,789
                                                      ------------
            Ireland (0.9%)
            MAJOR BANKS
   230,000  Allied Irish Banks PLC..................     2,663,193
                                                      ------------
            Italy (3.0%)
            MAJOR BANKS
   200,000  Sanpaolo IMI SpA........................     2,146,587
   550,000  Unicredito Italiano SpA.................     2,209,381
                                                      ------------
                                                         4,355,968
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   465,000  Telecom Italia SpA......................     2,485,053
                                                      ------------
            WIRELESS COMMUNICATIONS
   550,000  Telecom Italia Mobile SpA...............     2,106,506
                                                      ------------
            Total Italy.............................     8,947,527
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Japan (8.7%)
            BEVERAGES: ALCOHOLIC
   270,000  Kirin Brewery Co., Ltd..................  $  1,920,665
                                                      ------------
            DEPARTMENT STORES
   140,000  Marui Co., Ltd..........................     1,647,434
                                                      ------------
            ELECTRICAL PRODUCTS
   175,000  Matsushita Electric Works, Ltd..........     1,433,533
                                                      ------------
            ELECTRONIC COMPONENTS
    32,000  TDK Corp................................     1,501,367
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    25,000  Kyocera Corp............................     1,622,760
   100,000  Matsushita Electric Industrial Co.,
             Ltd....................................     1,277,710
   140,000  NEC Corp................................     1,421,045
                                                      ------------
                                                         4,321,515
                                                      ------------
            ELECTRONICS/APPLIANCES
   160,000  Sharp Corp..............................     1,862,132
    32,000  Sony Corp...............................     1,455,208
                                                      ------------
                                                         3,317,340
                                                      ------------
            FINANCE/RENTAL/LEASING
    22,000  Acom Co., Ltd...........................     1,595,050
                                                      ------------
            MOTOR VEHICLES
    50,000  Honda Motor Co..........................     1,985,272
    60,000  Toyota Motor Corp.......................     1,512,299
                                                      ------------
                                                         3,497,571
                                                      ------------
            PHARMACEUTICALS: MAJOR
    40,500  Takeda Chemical Industries, Ltd.........     1,823,299
                                                      ------------
            PHARMACEUTICALS: OTHER
    90,000  Taisho Pharmaceutical Co., Ltd..........     1,407,531
                                                      ------------
            RECREATIONAL PRODUCTS
    11,000  Nintendo Co., Ltd.......................     1,916,566
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            WIRELESS COMMUNICATIONS
       120  NTT DoCoMo, Inc.........................  $  1,402,976
                                                      ------------
            Total Japan.............................    25,784,847
                                                      ------------
            Netherlands (4.2%)
            CHEMICALS: SPECIALTY
    75,000  DSM NV..................................     2,739,570
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    90,000  Koninklijke (Royal) Philips Electronics
             NV.....................................     2,675,841
                                                      ------------
            FINANCIAL CONGLOMERATES
    80,000  ING Groep NV............................     2,040,772
                                                      ------------
            FINANCIAL PUBLISHING/ SERVICES
   105,000  Wolters Kluwer NV.......................     2,394,202
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    45,000  Unilever NV.............................     2,639,367
                                                      ------------
            Total Netherlands.......................    12,489,752
                                                      ------------
            Singapore (1.3%)
            AIRLINES
   280,000  Singapore Airlines Ltd..................     1,667,569
                                                      ------------
            MAJOR BANKS
   279,000  DBS Group Holdings Ltd..................     2,084,569
                                                      ------------
            Total Singapore.........................     3,752,138
                                                      ------------
            Spain (2.3%)
            ELECTRIC UTILITIES
   190,000  Iberdrola S.A...........................     2,474,186
                                                      ------------
            MAJOR BANKS
   275,000  Banco Santander Central Hispano, S.A....     2,304,909
                                                      ------------
            OIL REFINING/MARKETING
   150,000  Repsol-YPF, S.A.........................     2,188,450
                                                      ------------
            Total Spain.............................     6,967,545
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Sweden (2.6%)
            ELECTRONICS/APPLIANCES
   145,000  Electrolux AB (Series B)................  $  2,171,219
                                                      ------------
            ENGINEERING & CONSTRUCTION
   248,000  Skanska AB (B Shares)...................     1,625,413
                                                      ------------
            INDUSTRIAL MACHINERY
    90,000  Sandvik AB (B Shares)...................     1,933,215
                                                      ------------
            REGIONAL BANKS
   350,000  Nordea AB...............................     1,858,585
                                                      ------------
            Total Sweden............................     7,588,432
                                                      ------------
            Switzerland (6.0%)
            CHEMICALS: AGRICULTURAL
     2,500  Syngenta AG*............................       129,573
                                                      ------------
            FINANCIAL CONGLOMERATES
    61,500  UBS AG (Registered Shares)*.............     3,105,948
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    15,000  Nestle S.A. (Registered Shares).........     3,200,145
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    11,000  Swisscom AG (Registered Shares).........     3,049,479
                                                      ------------
            OTHER CONSUMER SPECIALTIES
   130,000  Compagnie Financiere Richmont AG (A
             Units)++...............................     2,416,983
                                                      ------------
            PHARMACEUTICALS: MAJOR
    82,000  Novartis AG (Registered Shares).........     2,965,106
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    30,000  Swiss Re (Registered Shares)............     3,019,345
                                                      ------------
            Total Switzerland.......................    17,886,579
                                                      ------------
            United Kingdom (11.0%)
            AEROSPACE & DEFENSE
   500,000  BAE Systems PLC.........................     2,252,696
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            AIRLINES
   745,000  British Airways PLC.....................  $  2,114,768
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
   160,000  Next PLC................................     2,084,562
                                                      ------------
            BEVERAGES: ALCOHOLIC
   220,000  Diageo PLC..............................     2,513,994
                                                      ------------
            CONSTRUCTION MATERIALS
   320,000  Hanson PLC..............................     2,208,006
                                                      ------------
            ELECTRIC UTILITIES
   225,000  PowerGen PLC............................     2,472,870
   255,000  United Utilities PLC....................     2,284,757
                                                      ------------
                                                         4,757,627
                                                      ------------
            ELECTRONIC COMPONENTS
 1,550,000  Cookson Group PLC.......................     2,154,800
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
   250,000  Six Continents PLC......................     2,474,690
                                                      ------------
            MAJOR BANKS
    95,000  Royal Bank of Scotland Group PLC........     2,312,234
                                                      ------------
            MOVIES/ENTERTAINMENT
   770,000  Rank Group PLC..........................     2,578,045
                                                      ------------
            STEEL
 2,450,000  Corus Group PLC*........................     2,567,855
                                                      ------------
            TOBACCO
   260,000  British American Tobacco PLC............     2,204,658
                                                      ------------
            WATER UTILITIES
   215,000  Severn Trent PLC........................     2,250,294
                                                      ------------
            Total United Kingdom....................    32,474,229
                                                      ------------
            United States (32.2%)
            AEROSPACE & DEFENSE
    75,000  Boeing Co...............................     2,908,500
                                                      ------------
            ALUMINUM
    80,000  Alcoa, Inc..............................     2,844,000
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            CHEMICALS: MAJOR DIVERSIFIED
    84,000  Dow Chemical Co. (The)..................  $  2,837,520
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   260,000  Compaq Computer Corp....................     2,537,600
   135,000  Hewlett-Packard Co......................     2,772,900
    26,000  International Business Machines Corp....     3,144,960
                                                      ------------
                                                         8,455,460
                                                      ------------
            DEPARTMENT STORES
    68,000  Sears, Roebuck & Co.....................     3,239,520
                                                      ------------
            DISCOUNT STORES
    80,000  Target Corp.............................     3,284,000
                                                      ------------
            ELECTRIC UTILITIES
    70,706  FirstEnergy Corp........................     2,473,296
    55,000  FPL Group, Inc..........................     3,102,000
                                                      ------------
                                                         5,575,296
                                                      ------------
            ENGINEERING & CONSTRUCTION
    67,000  Fluor Corp..............................     2,505,800
                                                      ------------
            FINANCIAL CONGLOMERATES
    60,006  Citigroup, Inc..........................     3,029,103
                                                      ------------
            FOOD RETAIL
    90,000  Albertson's, Inc........................     2,834,100
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    95,000  Honeywell International, Inc............     3,212,900
    25,000  Minnesota Mining & Manufacturing Co.....     2,955,250
                                                      ------------
                                                         6,168,150
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    45,000  Electronic Data Systems Corp............     3,084,750
                                                      ------------
            INTEGRATED OIL
    33,000  ChevronTexaco Corp......................     2,957,130
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR BANKS
    47,000  Bank of America Corp....................  $  2,958,650
   125,000  KeyCorp.................................     3,042,500
                                                      ------------
                                                         6,001,150
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    65,000  SBC Communications, Inc.................     2,546,050
   130,000  Sprint Corp. (FON Group)................     2,610,400
    55,000  Verizon Communications Inc..............     2,610,300
                                                      ------------
                                                         7,766,750
                                                      ------------
            MOTOR VEHICLES
    40,654  Ford Motor Co...........................       639,081
                                                      ------------
            OIL REFINING/MARKETING
    67,000  Ashland, Inc............................     3,087,360
   105,000  Marathon Oil Corp.......................     3,150,000
                                                      ------------
                                                         6,237,360
                                                      ------------
            PACKAGED SOFTWARE
    83,000  Computer Associates International,
             Inc....................................     2,862,670
                                                      ------------
            PHARMACEUTICALS: MAJOR
    50,000  Bristol-Myers Squibb Co.................     2,550,000
    45,000  Merck & Co., Inc........................     2,646,000
                                                      ------------
                                                         5,196,000
                                                      ------------
            PULP & PAPER
    75,000  International Paper Co..................     3,026,250
                                                      ------------
            RECREATIONAL PRODUCTS
    84,000  Eastman Kodak Co........................     2,472,120
                                                      ------------
            SAVINGS BANKS
    80,000  Washington Mutual, Inc..................     2,616,000
                                                      ------------
            SEMICONDUCTORS
    90,000  Intel Corp..............................     2,830,500
                                                      ------------
            TOBACCO
    60,000  Philip Morris Companies, Inc............     2,751,000
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            TRUCKS/CONSTRUCTION/FARM MACHINERY
    70,000  Deere & Co..............................  $  3,056,200
                                                      ------------
            Total United States.....................    95,178,410
                                                      ------------
            Total Common Stocks and Warrants
             (COST $278,898,563)....................   283,112,288
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------

            Short-Term Investment (a) (3.9%)
            U.S. Government Agency
$   11,500  Federal Home Loan Mortgage Corp.
             1.51% due 01/02/02
             (COST $11,499,518).....................    11,499,518
                                                      ------------

  Total Investments
   (COST $290,398,081) (b)................    99.6%  294,611,806
  Other Assets in Excess of Liabilities...     0.4     1,040,066
                                            ------  ------------
  Net Assets..............................   100.0% $295,651,872
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $37,880,247 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $33,666,522, RESULTING IN NET UNREALIZED APPRECIATION OF $4,213,725.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  5,161,196       1.7%
Airlines................................     3,782,337       1.3
Aluminum................................     4,638,236       1.6
Apparel/Footwear........................     2,755,536       0.9
Apparel/Footwear Retail.................     2,084,562       0.7
Automotive Aftermarket..................     2,310,030       0.8
Beverages: Alcoholic....................     4,434,659       1.5
Chemicals: Agricultural.................       129,573       0.0
Chemicals: Major Diversified............     7,354,705       2.5
Chemicals: Specialty....................     2,739,571       0.9
Computer Processing Hardware............     8,455,460       2.9
Construction Materials..................     4,730,736       1.6
Containers/Packaging....................     5,303,036       1.8
Department Stores.......................     4,886,954       1.6
Discount Stores.........................     3,284,000       1.1
Electric Utilities......................    14,981,426       5.1
Electrical Products.....................     1,433,533       0.5
Electronic Components...................     3,656,166       1.2
Electronic Equipment/ Instruments.......     6,997,356       2.4
Electronics/Appliances..................     5,488,559       1.8
Engineering & Construction..............     4,131,213       1.4
Finance/Rental/Leasing..................     1,595,050       0.5
Financial Conglomerates.................    14,733,074       5.0
Financial Publishing/Services...........     2,394,202       0.8
Food Retail.............................     2,834,100       0.9
Food: Major Diversified.................     5,839,511       2.0
Hotels/Resorts/Cruiselines..............     2,474,690       0.8
Industrial Conglomerates................    13,613,511       4.6
Industrial Machinery....................     1,933,215       0.7
Information Technology Services.........     5,204,616       1.8
Integrated Oil..........................     2,957,130       1.0
Major Banks.............................    31,463,913      10.6
Major Telecommunications................    13,301,282       4.5
Miscellaneous Manufacturing.............     2,362,671       0.8

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Motor Vehicles..........................  $  6,707,212       2.3%
Movies/Entertainment....................     2,578,045       0.9
Multi-Line Insurance....................     2,160,393       0.7
Oil & Gas Pipelines.....................     1,907,573       0.6
Oil & Gas Production....................     2,293,798       0.8
Oil Refining/Marketing..................    10,997,439       3.7
Other Consumer Specialties..............     2,416,983       0.8
Packaged Software.......................     2,862,670       1.0
Pharmaceuticals: Major..................     9,984,405       3.4
Pharmaceuticals: Other..................     1,407,531       0.5
Property - Casualty Insurers............     3,019,346       1.0
Pulp & Paper............................     3,026,250       1.0
Real Estate Development.................     4,027,439       1.4
Recreational Products...................     4,388,685       1.5
Regional Banks..........................     1,858,585       0.6
Savings Banks...........................     2,616,000       0.9
Semiconductors..........................     2,830,500       0.9
Steel...................................     2,567,855       0.9
Telecommunication Equipment.............     2,244,136       0.8
Tobacco.................................     4,955,658       1.7
Trucks/Construction/Farm Machinery......     3,056,200       1.0
U.S. Government Agency..................    11,499,518       3.9
Water Utilities.........................     2,250,294       0.8
Wireless Communications.................     3,509,482       1.2
                                          ------------   -------
                                          $294,611,806      99.6%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $283,087,705      95.7%
Short-Term Investment...................    11,499,518       3.9
Warrants................................        24,583       0.0
                                          ------------   -------
                                          $294,611,806      99.6%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks and Warrants (97.6%)
           Belgium (1.5%)
           FINANCIAL CONGLOMERATES
 195,470   Fortis..................................  $  5,066,459
                                                     ------------
           Finland (0.9%)
           TELECOMMUNICATION EQUIPMENT
 121,880   Nokia Oyj+..............................     3,143,855
                                                     ------------
           France (16.3%)
           ADVERTISING/MARKETING SERVICES
 168,700   JC Decaux S.A.*.........................     1,885,777
                                                     ------------
           APPAREL/FOOTWEAR
  36,100   LVMH (Louis Vuitton Moet Hennessy)......     1,469,450
                                                     ------------
           FOOD RETAIL
  76,600   Carrefour S.A...........................     3,984,493
                                                     ------------
           HOUSEHOLD/PERSONAL CARE
  47,320   L'Oreal S.A.............................     3,409,767
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES
 106,900   Cap Gemini S.A..........................     7,722,004
                                                     ------------
           MAJOR BANKS
  22,270   BNP Paribas S.A.........................     1,993,507
  82,500   Credit Agricole S.A.....................     1,307,258
                                                     ------------
                                                        3,300,765
                                                     ------------
           OIL REFINING/MARKETING
  52,482   TotalFinaElf S.A.+......................     7,498,013
                                                     ------------
           PHARMACEUTICALS: MAJOR
 163,906   Aventis S.A.+...........................    11,642,788
  38,980   Sanofi-Synthelabo S.A...................     2,909,493
                                                     ------------
                                                       14,552,281
                                                     ------------
           RESTAURANTS
  39,560   Sodexho Alliance S.A....................     1,691,685
                                                     ------------
           SEMICONDUCTORS
 188,360   STMicroelectronics NV...................     6,048,190
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WATER UTILITIES
  98,700   Vivendi Environnement...................  $  3,293,187
  98,700   Vivendi Environnement (Warrants due
            03/08/06)*.............................        40,439
                                                     ------------
                                                        3,333,626
                                                     ------------
           Total France............................    54,896,051
                                                     ------------
           Germany (5.6%)
           MAJOR BANKS
  92,990   Deutsche Bank AG (Registered Shares)....     6,568,117
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 354,100   Deutsche Telecom AG.....................     6,118,699
                                                     ------------
           MULTI-LINE INSURANCE
  22,866   Muenchener Rueckver AG (Registered
            Shares)................................     6,211,858
                                                     ------------
           Total Germany...........................    18,898,674
                                                     ------------
           Italy (8.7%)
           CONSUMER SUNDRIES
 317,782   Luxottica Group SpA (ADR)...............     5,237,047
                                                     ------------
           INTEGRATED OIL
 781,490   ENI SpA.................................     9,800,710
                                                     ------------
           MAJOR BANKS
2,675,100  IntesaBci SpA...........................     6,695,420
1,335,220  Unicredito Italiano SpA.................     5,363,655
                                                     ------------
                                                       12,059,075
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 264,160   Telecom Italia SpA......................     2,258,758
                                                     ------------
           Total Italy.............................    29,355,590
                                                     ------------
           Netherlands (7.8%)
           APPAREL/FOOTWEAR
  19,210   Gucci Group NV..........................     1,634,894
                                                     ------------
           BEVERAGES: ALCOHOLIC
  46,100   Heineken NV.............................     1,748,799
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC EQUIPMENT/ INSTRUMENTS
 370,363   Koninklijke (Royal) Philips Electronics
            NV+....................................  $ 11,011,472
                                                     ------------
           FINANCIAL CONGLOMERATES
 229,400   ING Groep NV............................     5,851,913
                                                     ------------
           FOOD RETAIL
 143,213   Koninklijke Ahold NV....................     4,168,655
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 375,100   Koninklijke (Royal) Kpn NV*.............     1,907,720
                                                     ------------
           Total Netherlands.......................    26,323,453
                                                     ------------
           Norway (0.5%)
           MAJOR TELECOMMUNICATIONS
 399,500   Telenor ASA.............................     1,721,041
                                                     ------------
           Portugal (0.6%)
           MAJOR TELECOMMUNICATIONS
 252,000   Portugal Telecom, S.A. (Registered
            Shares)................................     1,963,994
                                                     ------------
           Spain (4.0%)
           MAJOR TELECOMMUNICATIONS
 713,352   Telefonica S.A.*........................     9,549,801
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
 654,000   Amadeus Global Travel Distribution S.A.
            (A Shares).............................     3,774,715
                                                     ------------
           Total Spain.............................    13,324,516
                                                     ------------
           Sweden (3.7%)
           INDUSTRIAL MACHINERY
 175,391   Assa Abloy AB (Series B)................     2,533,994
                                                     ------------
           MAJOR BANKS
 199,600   Svenska Handelsbanken AB (A Shares).....     2,941,051
                                                     ------------
           REGIONAL BANKS
1,310,870  Nordea AB...............................     6,961,038
                                                     ------------
           Total Sweden............................    12,436,083
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Switzerland (9.8%)
           CHEMICALS: AGRICULTURAL
 104,628   Syngenta AG*............................  $  5,422,774
                                                     ------------
           ELECTRICAL PRODUCTS
  18,803   Kaba Holding AG (Registered B Shares)...     4,646,074
                                                     ------------
           FINANCIAL CONGLOMERATES
  70,673   UBS AG (Registered Shares)*.............     3,569,214
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  41,870   Nestle S.A. (Registered Shares)+........     8,932,670
                                                     ------------
           OTHER CONSUMER SPECIALTIES
 123,200   Compagnie Financiere Richmont AG (A
            Units)++...............................     2,290,556
                                                     ------------
           PERSONNEL SERVICES
  60,500   Adecco S.A. (Registered Shares).........     3,290,620
                                                     ------------
           PHARMACEUTICALS: MAJOR
 138,120   Novartis AG (Registered Shares)+........     4,994,395
                                                     ------------
           Total Switzerland.......................    33,146,303
                                                     ------------
           United Kingdom (38.2%)
           ADVERTISING/MARKETING SERVICES
1,011,690  WPP Group PLC...........................    11,192,650
                                                     ------------
           BEVERAGES: ALCOHOLIC
 730,970   Allied Domecq PLC.......................     4,333,437
 441,270   Diageo PLC..............................     5,042,500
                                                     ------------
                                                        9,375,937
                                                     ------------
           CATALOG/SPECIALTY DISTRIBUTION
 480,630   GUS PLC.................................     4,512,763
                                                     ------------
           FINANCIAL CONGLOMERATES
 919,600   Lloyds TSB Group PLC....................     9,986,416
                                                     ------------
           FOOD: SPECIALTY/CANDY
1,149,900  Cadbury Schweppes PLC...................     7,331,723
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INTEGRATED OIL
 780,410   BP PLC..................................  $  6,066,469
                                                     ------------
           INVESTMENT MANAGERS
 377,400   Amvescap PLC............................     5,444,368
                                                     ------------
           MAJOR BANKS
 261,860   Barclays PLC+...........................     8,672,064
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
1,662,000  Hays PLC................................     5,032,297
1,998,100  Rentokil Initial PLC....................     8,027,830
                                                     ------------
                                                       13,060,127
                                                     ------------
           PHARMACEUTICALS: MAJOR
  88,744   AstraZeneca PLC+........................     4,084,185
 736,761   GlaxoSmithKline PLC+....................    18,479,227
                                                     ------------
                                                       22,563,412
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES
1,188,901  Reed International PLC..................     9,864,894
                                                     ------------
           RESTAURANTS
 324,071   Compass Group PLC.......................     2,429,513
                                                     ------------
           WIRELESS COMMUNICATIONS
6,982,653  Vodafone Group PLC+.....................    18,270,955
                                                     ------------
           Total United Kingdom....................   128,771,291
                                                     ------------
           Total Common Stocks and Warrants
            (COST $299,396,442)....................   329,047,310
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           Short-Term Investment (a) (2.6%)
           U.S. Government Agency
$  8,700   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $8,699,635)......................  $  8,699,635
                                                     ------------

  Total Investments
   (COST $308,096,077) (b)................   100.2%  337,746,945
  Liabilities in Excess of Other Assets...    (0.2)     (692,997)
                                            ------  ------------
  Net Assets..............................   100.0% $337,053,948
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 + SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $40,479,762 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,828,894, RESULTING IN NET UNREALIZED APPRECIATION OF $29,650,868.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                 FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                                                   UNREALIZED
    CONTRACTS                    IN EXCHANGE                DELIVERY              APPRECIATION
    TO DELIVER                       FOR                      DATE               (DEPRECIATION)
-----------------------------------------------------------------------------------------------
SEK      6,291,140            $         594,120             01/02/02                 $  (7,816)
EUR      3,158,929            SEK    30,000,000             01/04/02                    56,546
EUR     13,572,854            GBP     8,500,000             01/04/02                   283,220
EUR      2,094,175            SEK    20,000,000             01/04/02                    48,186
EUR      1,078,272            SEK    10,000,000             01/04/02                    (3,678)
GBP     10,400,000            EUR    16,810,798             01/04/02                  (164,848)
GBP      1,200,000            EUR     1,948,052             01/04/02                   (11,590)
GBP      2,350,000            EUR     3,800,437             01/04/02                   (35,608)
SEK    117,000,000            EUR    12,185,723             01/04/02                  (339,951)
                                                                                     ---------
      Net unrealized depreciation....................................                $(175,539)
                                                                                     =========

 CURRENCY ABBREVIATIONS:
 GBP  British Pound.
 EUR  Euro.
 SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Advertising/Marketing Services..........  $ 13,078,427       3.9%
Apparel/Footwear........................     3,104,344       0.9
Beverages: Alcoholic....................    11,124,737       3.3
Catalog/Specialty Distribution..........     4,512,762       1.3
Chemicals: Agricultural.................     5,422,774       1.6
Consumer Sundries.......................     5,237,047       1.6
Electrical Products.....................     4,646,074       1.4
Electronic Equipment/ Instruments.......    11,011,472       3.3
Financial Conglomerates.................    24,474,003       7.2
Food Retail.............................     8,153,148       2.4
Food: Major Diversified.................     8,932,670       2.7
Food: Specialty/Candy...................     7,331,723       2.2
Household/Personal Care.................     3,409,767       1.0
Industrial Machinery....................     2,533,994       0.8
Information Technology Services.........     7,722,004       2.3
Integrated Oil..........................    15,867,179       4.7
Investment Managers.....................     5,444,368       1.6
Major Banks.............................    33,541,071       9.9
Major Telecommunications................    23,520,013       7.0
Miscellaneous Commercial Services.......    16,834,842       5.0

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Multi-Line Insurance....................  $  6,211,858       1.8%
Oil Refining/Marketing..................     7,498,013       2.2
Other Consumer Specialties..............     2,290,556       0.7
Personnel Services......................     3,290,620       1.0
Pharmaceuticals: Major..................    42,110,088      12.5
Publishing: Books/Magazines.............     9,864,894       2.9
Regional Banks..........................     6,961,038       2.1
Restaurants.............................     4,121,198       1.2
Semiconductors..........................     6,048,190       1.8
Telecommunication Equipment.............     3,143,855       0.9
U.S. Government Agency..................     8,699,635       2.6
Water Utilities.........................     3,333,626       1.0
Wireless Communications.................    18,270,955       5.4
                                          ------------   -------
                                          $337,746,945     100.2%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $329,006,871      97.6%
Short-Term Investment...................     8,699,635       2.6
Warrants................................        40,439       0.0
                                          ------------   -------
                                          $337,746,945     100.2%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common and Preferred Stocks (103.7%)
           Australia (9.4%)
           AIRLINES
  87,500   Qantas Airways Ltd......................  $   164,317
                                                     -----------
           BEVERAGES: ALCOHOLIC
  65,350   Foster's Group Ltd......................      162,072
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES
  14,650   Computershare Ltd.......................       39,473
                                                     -----------
           MAJOR BANKS
   6,700   Australia & New Zealand Banking Group
            Ltd....................................       60,889
   7,750   Commonwealth Bank of Australia..........      118,407
  19,300   National Australia Bank Ltd.............      313,782
  31,550   Westpac Banking Corp., Ltd..............      253,655
                                                     -----------
                                                         746,733
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  92,000   Telstra Corp. Ltd.......................      255,395
                                                     -----------
           MARINE SHIPPING
   6,481   Lang Corporation Ltd....................       37,041
                                                     -----------
           MEDIA CONGLOMERATES
  50,400   News Corp., Ltd. (The)..................      401,784
                                                     -----------
           MEDICAL/NURSING SERVICES
  12,150   Sonic Healthcare Ltd....................       49,601
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  23,727   Brambles Industries Ltd.................      125,921
                                                     -----------
           OTHER METALS/MINERALS
  67,796   BHP Billiton Ltd........................      363,264
 114,600   M.I.M. Holdings Ltd.....................       66,668
  20,600   Rio Tinto Ltd...........................      391,116
  20,500   WMC Ltd.................................      100,144
                                                     -----------
                                                         921,192
                                                     -----------
           PHARMACEUTICALS: OTHER
   6,950   CSL Ltd.................................      182,614
                                                     -----------
           PRECIOUS METALS
 104,500   Normandy Mining Ltd.....................       96,521
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT
  10,700   Lend Lease Corp., Ltd...................  $    71,256
                                                     -----------
           Total Australia.........................    3,253,920
                                                     -----------
           China (1.2%)
           ALUMINUM
 459,000   Aluminum Corp. of China Ltd.*...........       80,041
                                                     -----------
           INTEGRATED OIL
 562,000   China Petroleum & Chemical Corp.
            (Class H)..............................       77,105
 724,000   PetroChina Co. Ltd......................      128,109
                                                     -----------
                                                         205,214
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  88,000   China Unicom Ltd.*......................       97,038
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  55,000   Travelsky Technology Ltd.*..............       42,313
                                                     -----------
           Total China.............................      424,606
                                                     -----------
           Hong Kong (10.4%)
           ADVERTISING/MARKETING SERVICES
  25,000   Clear Media Ltd.*.......................       18,272
                                                     -----------
           APPAREL/FOOTWEAR RETAIL
 147,000   Esprit Holdings Ltd.....................      165,867
                                                     -----------
           COMPUTER PROCESSING HARDWARE
 116,000   Legend Holdings Ltd.....................       59,123
                                                     -----------
           ELECTRIC UTILITIES
 268,000   Beijing Datang Power Generation Co.,
            Ltd....................................       85,049
  17,000   CLP Holdings Ltd........................       64,848
                                                     -----------
                                                         149,897
                                                     -----------
           ENGINEERING & CONSTRUCTION
  95,000   New World Development Co., Ltd..........       82,831
                                                     -----------
           GAS DISTRIBUTORS
 130,220   Hong Kong & China Gas Co., Ltd..........      159,456
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES
  64,900   Hutchison Whampoa Ltd...................  $   626,199
  29,700   Swire Pacific Ltd. (Class A)............      161,848
                                                     -----------
                                                         788,047
                                                     -----------
           INDUSTRIAL SPECIALTIES
  97,000   China Merchants Holdings International
            Co., Ltd...............................       62,187
                                                     -----------
           INVESTMENT BANKS/BROKERS
  37,000   Hong Kong Exchanges & Clearing Ltd......       56,219
                                                     -----------
           MAJOR BANKS
  11,000   Hang Seng Bank Ltd......................      120,945
                                                     -----------
           MISCELLANEOUS MANUFACTURING
 114,400   Johnson Electric Holdings Ltd...........      120,282
                                                     -----------
           MOTOR VEHICLES
 188,500   Denway Motors Ltd.......................       58,612
                                                     -----------
           OIL & GAS PRODUCTION
  86,000   CNOOC Ltd...............................       81,049
                                                     -----------
           REAL ESTATE DEVELOPMENT
  34,000   Amoy Properties, Ltd....................       34,876
  18,000   Cheung Kong (Holdings) Ltd..............      186,947
  35,000   Henderson Land Development Co., Ltd.....      158,418
  69,100   Sun Hung Kai Properties Ltd.............      558,187
   9,000   Wharf (Holdings) Ltd. (The).............       21,984
                                                     -----------
                                                         960,412
                                                     -----------
           REGIONAL BANKS
  11,000   Bank of East Asia Ltd...................       23,695
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  21,500   Asia Satellite Telecommunications
            Holdings Ltd...........................       35,149
                                                     -----------
           WHOLESALE DISTRIBUTORS
  31,000   Citic Pacific Ltd.......................       68,964
  47,600   Li & Fung Ltd...........................       53,404
                                                     -----------
                                                         122,368
                                                     -----------
           WIRELESS COMMUNICATIONS
 136,200   China Mobile Ltd.*......................      479,381

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  71,500   SmarTone Telecommunications Holdings
            Ltd.*..................................  $    85,261
                                                     -----------
                                                         564,642
                                                     -----------
           Total Hong Kong.........................    3,629,053
                                                     -----------
           India (3.5%)
           ELECTRICAL PRODUCTS
  19,200   Bharat Heavy Electricals Ltd............       55,925
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES
   4,700   HCL Technologies Ltd....................       26,708
   3,200   Infosys Technologies Ltd................      270,054
   2,350   Wipro Ltd...............................       78,017
                                                     -----------
                                                         374,779
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  20,170   Videsh Sanchar Nigam Ltd................       86,183
                                                     -----------
           MOTOR VEHICLES
  17,500   Hero Honda Motors Ltd...................       90,890
                                                     -----------
           MOVIES/ENTERTAINMENT
  15,000   Zee Telefilms Ltd.......................       34,695
                                                     -----------
           OIL REFINING/MARKETING
   7,800   Bharat Petroleum Corp., Ltd.............       30,541
   8,000   Hindustan Petroleum Corp., Ltd..........       23,137
                                                     -----------
                                                          53,678
                                                     -----------
           PHARMACEUTICALS: OTHER
   1,400   Cipla Ltd...............................       33,015
   9,100   Dr. Reddy's Laboratories Ltd............      174,092
   4,500   Ranbaxy Laboratories Ltd................       64,358
                                                     -----------
                                                         271,465
                                                     -----------
           REGIONAL BANKS
   5,800   HDFC Bank Ltd. (ADR)*...................       84,390
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  29,700   Mahanagar Telephone Nigam Ltd...........       77,926
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           TOBACCO
   5,000   ITC Ltd.................................  $    70,106
                                                     -----------
           Total India.............................    1,200,037
                                                     -----------
           Indonesia (0.0%)
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*...........      --
                                                     -----------
           Japan (54.1%)
           AUTO PARTS: O.E.M.
  24,000   NIFCO Inc...............................      196,781
                                                     -----------
           BUILDING PRODUCTS
  68,000   Sanwa Shutter Corp......................      146,614
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED
 100,000   Mitsubishi Chemical Corp................      211,813
                                                     -----------
           CHEMICALS: SPECIALTY
 100,000   Daicel Chemical Industries Ltd..........      292,287
 100,000   Denki Kagaku Kogyo Kabushiki Kaisha.....      230,793
  64,000   Kaneka Corp.............................      388,217
  43,000   Shin-Etsu Polymer Co., Ltd..............      118,828
                                                     -----------
                                                       1,030,125
                                                     -----------
           COMMERCIAL PRINTING/FORMS
  31,000   Dai Nippon Printing Co., Ltd............      308,305
  10,000   Nissha Printing Co., Ltd................       45,551
                                                     -----------
                                                         353,856
                                                     -----------
           COMPUTER PERIPHERALS
  25,000   Mitsumi Electric Co., Ltd...............      285,264
                                                     -----------
           COMPUTER PROCESSING HARDWARE
  60,000   Fujitsu Ltd.............................      434,558
                                                     -----------
           ELECTRIC UTILITIES
  18,000   Tokyo Electric Power Co.................      381,263
                                                     -----------
           ELECTRICAL PRODUCTS
  40,000   Furukawa Electric Co....................      211,357
                                                     -----------
           ELECTRONIC COMPONENTS
   8,000   TDK Corp................................      375,342
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC DISTRIBUTORS
  17,100   Ryosan Co., Ltd.........................  $   188,240
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  16,000   Canon, Inc..............................      547,829
  49,000   Casio Computer Co., Ltd.................      211,297
   6,100   Kyocera Corp............................      395,954
  39,000   Matsushita Electric Industrial Co.,
            Ltd....................................      498,307
  45,000   NEC Corp................................      456,764
  30,000   Ricoh Co., Ltd..........................      555,724
 114,000   Toshiba Corp............................      389,462
                                                     -----------
                                                       3,055,337
                                                     -----------
           ELECTRONICS/APPLIANCES
  10,100   Rinnai Corp.............................      161,790
  11,500   Sony Corp...............................      522,965
                                                     -----------
                                                         684,755
                                                     -----------
           ENGINEERING & CONSTRUCTION
  35,000   Kyudenko Corp...........................      116,915
  80,000   Obayashi Corp...........................      225,934
  13,000   Sanki Engineering Co., Ltd..............       63,164
                                                     -----------
                                                         406,013
                                                     -----------
           FINANCE/RENTAL/LEASING
  25,400   Hitachi Capital Corp....................      379,882
                                                     -----------
           FOOD RETAIL
  16,500   FamilyMart Co., Ltd.....................      276,211
                                                     -----------
           FOOD: MEAT/FISH/DAIRY
  24,000   Nippon Meat Packers, Inc................      253,265
                                                     -----------
           FOOD: SPECIALTY/CANDY
  20,000   House Foods Corp........................      163,225
                                                     -----------
           HOME BUILDING
  53,000   Sekisui Chemical Co., Ltd...............      138,817
  40,000   Sekisui House Ltd.......................      288,491
                                                     -----------
                                                         427,308
                                                     -----------
           HOME FURNISHINGS
   4,000   Sangetsu Co., Ltd.......................       54,661
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  67,000   Hitachi Ltd.............................      488,309
                                                     -----------
           INDUSTRIAL MACHINERY
  63,000   Amada Co., Ltd..........................      248,709

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  68,000   Daifuku Co., Ltd........................  $   273,611
  30,000   Daikin Industries Ltd...................      468,038
  16,000   Fuji Machine Manufacturing Co., Ltd.....      207,713
 105,000   Mitsubishi Heavy Industries, Ltd........      279,001
  92,000   Tsubakimoto Chain Co....................      209,535
                                                     -----------
                                                       1,686,607
                                                     -----------
           INDUSTRIAL SPECIALTIES
  24,000   Fujitec Co., Ltd........................       76,162
  26,000   Lintec Corp.............................      159,687
                                                     -----------
                                                         235,849
                                                     -----------
           MAJOR BANKS
       6   Mitsubishi Tokyo Financial Group,
            Inc.*..................................       40,039
                                                     -----------
           MAJOR TELECOMMUNICATIONS
     113   Nippon Telegraph & Telephone Corp.......      366,315
                                                     -----------
           MARINE SHIPPING
  19,000   Mitsubishi Logistics Corp...............      133,860
                                                     -----------
           METAL FABRICATIONS
  55,000   Minebea Co., Ltd........................      294,792
                                                     -----------
           MISCELLANEOUS MANUFACTURING
  31,000   Kurita Water Industries Ltd.............      382,911
                                                     -----------
           MOTOR VEHICLES
  92,000   Nissan Motor Co., Ltd...................      485,424
  38,000   Suzuki Motor Corp.......................      413,696
  18,000   Toyota Motor Corp.......................      453,690
                                                     -----------
                                                       1,352,810
                                                     -----------
           PHARMACEUTICALS: MAJOR
  27,000   Sankyo Co., Ltd.........................      460,181
                                                     -----------
           PHARMACEUTICALS: OTHER
  13,000   Ono Pharmaceutical Co., Ltd.............      388,855
  18,000   Yamanouchi Pharmaceutical Co., Ltd......      472,821
                                                     -----------
                                                         861,676
                                                     -----------
           RAILROADS
      58   East Japan Railway Co...................      278,728
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT
  49,000   Mitsubishi Estate Co., Ltd..............  $   356,749
                                                     -----------
           RECREATIONAL PRODUCTS
  15,000   Fuji Photo Film Co., Ltd................      532,949
   4,100   Nintendo Co., Ltd.......................      714,356
  33,000   Yamaha Corp.............................      243,015
                                                     -----------
                                                       1,490,320
                                                     -----------
           SEMICONDUCTORS
   2,500   Rohm Co. Ltd............................      322,844
                                                     -----------
           TEXTILES
  25,000   Nisshinbo Industries, Inc...............       92,241
                                                     -----------
           WHOLESALE DISTRIBUTORS
  10,000   Hitachi High-Technologies Corp..........      107,729
  39,000   Mitsubishi Corp.........................      251,966
  27,000   Nagase & Co., Ltd.......................      111,714
                                                     -----------
                                                         471,409
                                                     -----------
           Total Japan.............................   18,831,510
                                                     -----------
           Singapore (5.1%)
           AEROSPACE & DEFENSE
  61,000   Singapore Technologies Engineering
            Ltd....................................       77,612
                                                     -----------
           AIRLINES
  33,000   Singapore Airlines Ltd..................      196,535
                                                     -----------
           ELECTRONIC COMPONENTS
  21,600   Venture Manufacturing Ltd...............      155,539
                                                     -----------
           FINANCIAL CONGLOMERATES
  52,000   Keppel Corp., Ltd.......................       79,957
                                                     -----------
           MAJOR BANKS
  38,182   DBS Group Holdings Ltd..................      285,280
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  66,000   Singapore Telecommunications Ltd........       62,891
                                                     -----------
           MARINE SHIPPING
 166,000   Neptune Orient Lines Ltd.*..............       87,179
  99,000   Sembcorp Logistics Ltd..................       96,481
                                                     -----------
                                                         183,660
                                                     -----------
           PUBLISHING: NEWSPAPERS
  15,019   Singapore Press Holdings Ltd............      177,268
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT
  47,000   Capitaland Ltd..........................  $    47,585
  31,400   City Developments Ltd...................      102,853
                                                     -----------
                                                         150,438
                                                     -----------
           REGIONAL BANKS
  33,086   Oversea - Chinese Banking Corp., Ltd....      197,047
  27,363   United Overseas Bank Ltd................      188,148
                                                     -----------
                                                         385,195
                                                     -----------
           SEMICONDUCTORS
  13,000   Chartered Semiconductor Manufacturing
            Ltd.*..................................       34,488
                                                     -----------
           Total Singapore.........................    1,788,863
                                                     -----------
           South Korea (10.8%)
           ADVERTISING/MARKETING SERVICES
     620   Cheil Communications, Inc...............       63,699
                                                     -----------
           ELECTRIC UTILITIES
   6,900   Korea Electric Power Corp...............      113,950
                                                     -----------
           ELECTRONIC COMPONENTS
   2,276   Samsung Electro Mechanics Co., Ltd......       75,867
                                                     -----------
           ELECTRONICS/APPLIANCES
   9,070   Humax Co., Ltd..........................      219,157
   1,990   LG Electronics Inc......................       37,559
                                                     -----------
                                                         256,716
                                                     -----------
           ENGINEERING & CONSTRUCTION
  17,430   LG Construction Co., Ltd................      187,034
                                                     -----------
           FOOD: SPECIALTY/CANDY
   1,880   Tong Yang Confectionery Corp............       48,073
                                                     -----------
           HOUSEHOLD/PERSONAL CARE
   1,670   LG Household & Health Care Ltd.*........       36,730
                                                     -----------
           INDUSTRIAL MACHINERY
  19,090   Hyundai Mobis...........................      274,582
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INVESTMENT BANKS/BROKERS
   5,530   LG Investment & Securities Co.*.........  $    62,707
   2,170   Samsung Securities Co., Ltd.*...........       79,022
                                                     -----------
                                                         141,729
                                                     -----------
           MAJOR BANKS
   4,397   Kookmin Bank............................      166,639
                                                     -----------
           MAJOR TELECOMMUNICATIONS
   4,600   Korea Telecom Corp. (ADR)...............       93,518
                                                     -----------
           MOTOR VEHICLES
  10,790   Hyundai Motor Co., Ltd..................      220,891
                                                     -----------
           REGIONAL BANKS
  10,660   Hana Bank...............................      137,103
   2,220   Kookmin Credit Card Co., Ltd............       84,475
  17,300   Shinhan Financial Group Co., Ltd.*......      231,062
                                                     -----------
                                                         452,640
                                                     -----------
           SEMICONDUCTORS
   4,197   Samsung Electronics Co., Ltd............      891,144
   1,030   Samsung Electronics Ltd. (Pref.)........       88,969
                                                     -----------
                                                         980,113
                                                     -----------
           SPECIALTY STORES
     450   Shinsegae Co., Ltd......................       47,603
                                                     -----------
           STEEL
   1,080   Pohang Iron & Steel Co., Ltd............      100,274
                                                     -----------
           TOBACCO
   4,625   Korea Tobacco & Ginseng Corp.
            (GDR)-144A**...........................       34,687
                                                     -----------
           WIRELESS COMMUNICATIONS
   2,270   SK Telecom Co., Ltd.....................      462,983
                                                     -----------
           Total South Korea.......................    3,757,728
                                                     -----------
           Taiwan (9.1%)
           COMPUTER COMMUNICATIONS
  57,000   Accton Technology Corp..................      146,488
   5,200   Ambit Microsystems Corp.................       23,906
                                                     -----------
                                                         170,394
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           COMPUTER PERIPHERALS
  47,400   Hon Hai Precison Industry Co., Ltd......  $   216,562
                                                     -----------
           COMPUTER PROCESSING HARDWARE
  36,500   Asustek Computer, Inc...................      159,466
   5,000   Quanta Computer Inc.....................       16,276
                                                     -----------
                                                         175,742
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  88,000   Au Optronics Corp.*.....................       93,981
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
   4,360   ASE Test Ltd.*..........................       60,735
                                                     -----------
           FINANCIAL CONGLOMERATES
 113,583   Fubon Financial Holding Co., Ltd.*......       98,599
                                                     -----------
           FOOD RETAIL
  42,650   President Chain Store Corp..............       90,123
                                                     -----------
           REGIONAL BANKS
 167,100   Bank Sinopac*...........................       69,665
 387,531   Chinatrust Commercial Bank..............      232,386
 104,000   Taipei Bank.............................       77,807
                                                     -----------
                                                         379,858
                                                     -----------
           SEMICONDUCTORS
  58,000   Advanced Semiconductor Engineering
            Inc.*..................................       53,826
   7,400   Faraday Technology Corp.................       34,866
 108,915   Siliconware Precision Industries Co.*...       96,101
  21,450   SunPlus Technology Co.*.................       66,151
 377,000   Taiwan Semiconductor Manufacturing Co.
            Ltd.*..................................      941,962
 322,450   United Microelectronics Corp.*..........      469,587
                                                     -----------
                                                       1,662,493
                                                     -----------
           STEEL
  80,460   China Steel Corp........................       31,361
                                                     -----------
           TEXTILES
 148,320   Formosa Chemical & Fibre Corp...........       99,529
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS COMMUNICATIONS
  63,606   Taiwan Cellular Corp.*..................  $    85,002
                                                     -----------
           Total Taiwan............................    3,164,379
                                                     -----------
           United States (0.1%)
           MEDICAL SPECIALTIES
   8,150   ResMed Inc.*............................       43,461
                                                     -----------
           Total Common and Preferred Stocks
            (COST $41,345,044).....................   36,093,557
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (a) (12.7%)
           U.S. Government Agency
$  4,400   Federal Home Loan Mortgage Corp.
            1.51% due 01/02/02
            (COST $4,399,815)......................    4,399,815
                                                     -----------

  Total Investments
   (COST $45,744,859) (b).................   116.4%  40,493,372
  Liabilities in Excess of Other Assets...   (16.4)  (5,714,762)
                                            ------  -----------
  Net Assets..............................   100.0% $34,778,610
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $52,124,705. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,765,576 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $14,396,909, RESULTING IN NET UNREALIZED DEPRECIATION OF $11,631,333.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Advertising/Marketing Services..........  $    81,971       0.2%
Aerospace & Defense.....................       77,612       0.2
Airlines................................      360,852       1.0
Aluminum................................       80,041       0.2
Apparel/Footwear Retail.................      165,867       0.5
Auto Parts: O.E.M.......................      196,781       0.6
Beverages: Alcoholic....................      162,072       0.5
Building Products.......................      146,614       0.4
Chemicals: Major Diversified............      211,813       0.6
Chemicals: Specialty....................    1,030,125       3.0
Commercial Printing/Forms...............      353,856       1.0
Computer Communications.................      170,394       0.5
Computer Peripherals....................      501,826       1.4
Computer Processing Hardware............      669,423       1.9
Electric Utilities......................      645,110       1.9
Electrical Products.....................      267,282       0.8
Electronic Components...................      606,748       1.7
Electronic Distributors.................      188,240       0.5
Electronic Equipment/ Instruments.......    3,149,318       9.1
Electronic Production Equipment.........       60,735       0.2
Electronics/Appliances..................      941,471       2.7
Engineering & Construction..............      675,878       1.9
Finance/Rental/Leasing..................      379,882       1.1
Financial Conglomerates.................      178,556       0.5
Food Retail.............................      366,334       1.1
Food: Meat/Fish/Dairy...................      253,265       0.7
Food: Specialty/Candy...................      211,298       0.6
Gas Distributors........................      159,456       0.5
Home Building...........................      427,308       1.2
Home Furnishings........................       54,661       0.2
Household/Personal Care.................       36,730       0.1
Industrial Conglomerates................    1,276,356       3.7
Industrial Machinery....................    1,961,189       5.6
Industrial Specialties..................      298,036       0.9
Information Technology Services.........      414,252       1.2
Integrated Oil..........................      205,214       0.6
Investment Banks/Brokers................      197,948       0.6
Major Banks.............................    1,359,636       3.9

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Major Telecommunications................  $   961,340       2.8%
Marine Shipping.........................      354,561       1.0
Media Conglomerates.....................      401,784       1.2
Medical Specialties.....................       43,461       0.1
Medical/Nursing Services................       49,601       0.1
Metal Fabrications......................      294,792       0.8
Miscellaneous Commercial Services.......      168,234       0.5
Miscellaneous Manufacturing.............      503,193       1.4
Motor Vehicles..........................    1,723,203       5.0
Movies/Entertainment....................       34,695       0.1
Oil & Gas Production....................       81,049       0.2
Oil Refining/Marketing..................       53,678       0.2
Other Metals/Minerals...................      921,192       2.6
Pharmaceuticals: Major..................      460,181       1.3
Pharmaceuticals: Other..................    1,315,755       3.8
Precious Metals.........................       96,521       0.3
Publishing: Newspapers..................      177,268       0.5
Railroads...............................      278,728       0.8
Real Estate Development.................    1,538,855       4.4
Recreational Products...................    1,490,320       4.3
Regional Banks..........................    1,325,778       3.8
Semiconductors..........................    2,999,938       8.6
Specialty Stores........................       47,603       0.1
Specialty Telecommunications............      113,075       0.3
Steel...................................      131,635       0.4
Textiles................................      191,770       0.6
Tobacco.................................      104,793       0.3
U.S. Government Agencies &
 Obligations............................    4,399,815      12.7
Wholesale Distributors..................      593,777       1.7
Wireless Communications.................    1,112,627       3.2
                                          -----------   -------
                                          $40,493,372     116.4%
                                          ===========   =======

TYPE OF INVESTMENT

-----------------------------------------------------------------

Common Stocks...........................  $36,004,588     103.5%
Preferred Stocks........................       88,969       0.2
Short-Term Investment...................    4,399,815      12.7
                                          -----------   -------
                                          $40,493,372     116.4%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           Common Stocks (92.5%)
           ADVERTISING/MARKETING SERVICES (1.1%)
 433,200   DoubleClick Inc.*.......................  $    4,912,488
 175,000   Lamar Advertising Co.*..................       7,409,500
                                                     --------------
                                                         12,321,988
                                                     --------------
           AEROSPACE & DEFENSE (0.8%)
 195,000   Lockheed Martin Corp....................       9,100,650
                                                     --------------
           AIR FREIGHT/ COURIERS (0.4%)
  88,300   FedEx Corp.*............................       4,581,004
                                                     --------------
           AIRLINES (0.4%)
 137,800   Ryanair Holdings PLC (ADR) (Ireland)*...       4,416,490
                                                     --------------
           APPAREL/FOOTWEAR (1.4%)
 272,900   Coach, Inc.*............................      10,637,642
 178,300   Polo Ralph Lauren Corp.*................       4,771,308
                                                     --------------
                                                         15,408,950
                                                     --------------
           APPAREL/FOOTWEAR RETAIL (1.0%)
 333,300   Hot Topic, Inc.*........................      10,462,287
                                                     --------------
           BIOTECHNOLOGY (7.5%)
  55,000   Amgen Inc.*.............................       3,104,200
  53,700   Aviron*.................................       2,670,501
 216,000   Cephalon, Inc.*.........................      16,326,360
  67,000   Genzyme Corp. (General Division)*.......       4,010,620
 139,200   Gilead Sciences, Inc.*..................       9,148,224
 127,600   IDEC Pharmaceuticals Corp.*.............       8,795,468
 242,700   MedImmune, Inc.*........................      11,249,145
  87,000   Myriad Genetics, Inc.*..................       4,579,680
 236,800   Neurocrine Biosciences, Inc.*...........      12,150,208
 150,700   NPS Pharmaceuticals, Inc.*..............       5,771,810
  91,600   Trimeris, Inc.*.........................       4,119,252
                                                     --------------
                                                         81,925,468
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           BROADCASTING (0.8%)
 315,900   USA Networks, Inc.*.....................  $    8,627,229
                                                     --------------
           CABLE/SATELLITE TV (0.7%)
 222,000   Comcast Corp. (Class A Special)*........       7,992,000
                                                     --------------
           COMPUTER COMMUNICATIONS (1.5%)
 130,000   Brocade Communications Systems, Inc.*...       4,305,600
 261,200   Cisco Systems, Inc.*....................       4,730,332
 180,300   Emulex Corp.*...........................       7,123,653
                                                     --------------
                                                         16,159,585
                                                     --------------
           COMPUTER PERIPHERALS (0.1%)
  88,900   ATI Technologies Inc. (Canada)*.........       1,129,030
                                                     --------------
           COMPUTER PROCESSING HARDWARE (3.6%)
 467,200   Dell Computer Corp.*....................      12,698,496
  88,900   International Business Machines Corp....      10,753,344
1,220,000  Sun Microsystems, Inc.*.................      15,054,800
                                                     --------------
                                                         38,506,640
                                                     --------------
           CONTAINERS/ PACKAGING (0.5%)
 287,400   Pactiv Corp.*...........................       5,101,350
                                                     --------------
           CONTRACT DRILLING (2.5%)
 153,200   ENSCO International Inc.................       3,807,020
 193,700   GlobalSantaFe Corp......................       5,524,324
 122,500   Nabors Industries, Inc.*................       4,205,425
 226,700   Rowan Companies, Inc.*..................       4,391,179
 257,600   Transocean Sedco Forex Inc..............       8,712,032
                                                     --------------
                                                         26,639,980
                                                     --------------
           DATA PROCESSING SERVICES (0.5%)
  80,800   Bisys Group, Inc. (The)*................       5,170,392
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           DISCOUNT STORES (2.7%)
 115,400   99 Cents Only Stores*...................  $    4,396,740
  97,200   Costco Wholesale Corp.*.................       4,313,736
 366,100   Wal-Mart Stores, Inc....................      21,069,055
                                                     --------------
                                                         29,779,531
                                                     --------------
           ELECTRICAL PRODUCTS (0.4%)
 165,600   02Micro International Ltd. (Cayman
            Islands)*..............................       3,982,680
                                                     --------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
 107,200   Waters Corp.*...........................       4,154,000
                                                     --------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.0%)
  41,800   Brooks Automation, Inc.*................       1,700,006
 231,500   KLA-Tencor Corp.*.......................      11,473,140
 119,700   Numerical Technologies, Inc.*...........       4,213,440
 138,600   Photronics, Inc.*.......................       4,345,110
                                                     --------------
                                                         21,731,696
                                                     --------------
           ELECTRONICS/APPLIANCE STORES (1.0%)
 212,200   Blockbuster, Inc. (Class A).............       5,347,440
 222,000   Circuit City Stores, Inc.-Circuit City
            Group..................................       5,760,900
                                                     --------------
                                                         11,108,340
                                                     --------------
           FINANCIAL CONGLOMERATES (2.8%)
 439,900   Citigroup, Inc..........................      22,206,152
  95,900   Prudential Financial, Inc.*.............       3,182,921
 103,900   State Street Corp.......................       5,428,775
                                                     --------------
                                                         30,817,848
                                                     --------------
           FINANCIAL PUBLISHING/ SERVICES (0.4%)
 108,400   Moody's Corp............................       4,320,824
                                                     --------------
           FOOD RETAIL (0.1%)
  26,600   Whole Foods Market, Inc.*...............       1,158,696
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (0.4%)
  92,700   PepsiCo, Inc............................  $    4,513,563
                                                     --------------
           FOOD: MEAT/FISH/ DAIRY (1.0%)
  80,100   Dean Foods Co.*.........................       5,462,820
 151,000   Dreyer's Grand Ice Cream, Inc...........       5,815,010
                                                     --------------
                                                         11,277,830
                                                     --------------
           FOOD: SPECIALTY/ CANDY (0.3%)
 103,300   Hain Celestial Group, Inc.*.............       2,836,618
                                                     --------------
           HOME BUILDING (4.2%)
  78,000   Beazer Homes USA Inc.*..................       5,707,260
 119,000   Centex Corp.............................       6,793,710
 185,200   D.R. Horton, Inc........................       6,011,592
 224,700   KB HOME.................................       9,010,470
  94,000   Lennar Corp.............................       4,401,080
 123,400   Ryland Group, Inc. (The)................       9,032,880
  97,200   Toll Brothers, Inc.*....................       4,267,080
                                                     --------------
                                                         45,224,072
                                                     --------------
           HOME IMPROVEMENT CHAINS (0.9%)
 203,800   Lowe's Companies, Inc...................       9,458,358
                                                     --------------
           HOSPITAL/NURSING MANAGEMENT (0.9%)
 107,400   HCA Inc.................................       4,139,196
  94,000   Tenet Healthcare Corp.*.................       5,519,680
                                                     --------------
                                                          9,658,876
                                                     --------------
           HOUSEHOLD/PERSONAL CARE (0.6%)
 202,800   International Flavors & Fragrances,
            Inc....................................       6,025,188
                                                     --------------
           INDUSTRIAL CONGLOMERATES (2.4%)
 538,000   General Electric Co.....................      21,563,040
  68,300   United Technologies Corp................       4,414,229
                                                     --------------
                                                         25,977,269
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (0.4%)
 298,800   RPM, Inc................................  $    4,320,648
                                                     --------------
           INFORMATION TECHNOLOGY SERVICES (2.6%)
 204,000   Accenture Ltd. (Class A) (Bermuda)*.....       5,491,680
 179,100   Manhattan Associates, Inc.*.............       5,220,765
 405,500   PeopleSoft, Inc.*.......................      16,301,100
  37,600   Tier Technologies, Inc. (Class B)*......         810,656
                                                     --------------
                                                         27,824,201
                                                     --------------
           INTEGRATED OIL (0.5%)
  61,200   ChevronTexaco Corp......................       5,484,132
                                                     --------------
           INTERNET SOFTWARE/ SERVICES (5.2%)
 300,500   Alloy Online, Inc.*.....................       6,469,765
 284,800   BEA Systems, Inc.*......................       4,388,768
 171,300   Business Objects S.A. (ADR) (France)*...       5,789,940
 620,600   Earthlink, Inc.*........................       7,552,702
 459,800   F5 Networks, Inc.*......................       9,904,092
 150,200   Internet Security Systems, Inc.*........       4,815,412
  74,200   PEC Solutions, Inc.*....................       2,790,662
 840,800   Yahoo! Inc.*............................      14,915,792
                                                     --------------
                                                         56,627,133
                                                     --------------
           INVESTMENT BANKS/ BROKERS (3.4%)
 114,000   Goldman Sachs Group, Inc. (The).........      10,573,500
  84,800   Legg Mason, Inc.........................       4,238,304
 159,600   Lehman Brothers Holdings, Inc...........      10,661,280
  84,900   Merrill Lynch & Co., Inc................       4,424,988
 453,000   Schwab (Charles) Corp...................       7,007,910
                                                     --------------
                                                         36,905,982
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           MAJOR BANKS (1.5%)
 191,600   Bank of America Corp....................  $   12,061,220
  76,400   Comerica, Inc...........................       4,377,720
                                                     --------------
                                                         16,438,940
                                                     --------------
           MANAGED HEALTH CARE (0.6%)
  95,100   Trigon Healthcare, Inc.*................       6,604,695
                                                     --------------
           MEDIA CONGLOMERATES (1.2%)
 398,300   AOL Time Warner Inc.*...................      12,785,430
                                                     --------------
           MEDICAL DISTRIBUTORS (0.3%)
  44,200   Andrx Group*............................       3,112,122
                                                     --------------
           MEDICAL SPECIALTIES (2.5%)
 310,900   Boston Scientific Corp.*................       7,498,908
 165,200   Guidant Corp.*..........................       8,226,960
  43,300   Medtronic, Inc..........................       2,217,393
  28,600   St. Jude Medical, Inc.*.................       2,220,790
 212,740   Zimmer Holdings, Inc.*..................       6,497,079
                                                     --------------
                                                         26,661,130
                                                     --------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.0%)
  46,800   Freemarkets, Inc.*......................       1,121,796
 123,300   MAXIMUS, Inc.*..........................       5,185,998
  99,600   Sabre Holdings Corp.*...................       4,218,060
                                                     --------------
                                                         10,525,854
                                                     --------------
           MULTI-LINE INSURANCE (1.3%)
 170,600   American International Group, Inc.......      13,545,640
                                                     --------------
           OIL & GAS PRODUCTION (0.3%)
  76,010   Apache Corp.............................       3,791,379
                                                     --------------
           OILFIELD SERVICES/ EQUIPMENT (0.7%)
  79,100   Smith International, Inc.*..............       4,241,342

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  94,000   Weatherford International, Inc.*........  $    3,502,440
                                                     --------------
                                                          7,743,782
                                                     --------------
           OTHER CONSUMER SERVICES (3.0%)
 134,200   eBay, Inc.*.............................       8,977,980
  49,100   Expedia, Inc. (Class A)*................       1,993,951
 220,100   Hotel Reservations Network, Inc. (Class
            A)*....................................      10,124,600
 159,400   Travelocity.com Inc.*...................       4,576,374
 190,500   Weight Watchers International, Inc.*....       6,442,710
                                                     --------------
                                                         32,115,615
                                                     --------------
           PACKAGED SOFTWARE (5.8%)
 302,200   Informatica Corp.*......................       4,384,922
  95,700   Intuit Inc.*............................       4,092,132
  49,100   Legato Systems, Inc.*...................         636,827
 184,800   Mercury Interactive Corp.*..............       6,279,504
 472,000   Microsoft Corp.*........................      31,279,440
 481,600   Network Associates, Inc.*...............      12,449,360
  92,500   VERITAS Software Corp.*.................       4,145,850
                                                     --------------
                                                         63,268,035
                                                     --------------
           PERSONNEL SERVICES (0.4%)
 104,600   TMP Worldwide, Inc.*....................       4,487,340
                                                     --------------
           PHARMACEUTICALS: OTHER (0.9%)
  70,087   Biovail Corp. (Canada)*.................       3,942,394
  52,200   Forest Laboratories, Inc.*..............       4,277,790
  33,100   Sepracor, Inc.*.........................       1,888,686
                                                     --------------
                                                         10,108,870
                                                     --------------
           PROPERTY - CASUALTY INSURERS (2.0%)
 109,400   Everest Re Group, Ltd. (Bermuda)........       7,734,580
  59,900   Progressive Corp. (The).................       8,943,070
  56,000   XL Capital Ltd. (Class A) (Bermuda).....       5,116,160
                                                     --------------
                                                         21,793,810
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           RECREATIONAL PRODUCTS (0.8%)
 236,500   JAKKS Pacific, Inc.*....................  $    4,481,675
 237,200   Mattel, Inc.............................       4,079,840
                                                     --------------
                                                          8,561,515
                                                     --------------
           REGIONAL BANKS (1.9%)
 210,700   Compass Bancshares, Inc.................       5,962,810
 149,700   Fifth Third Bancorp.....................       9,218,526
 139,300   First Tennessee National Corp...........       5,051,018
                                                     --------------
                                                         20,232,354
                                                     --------------
           RESTAURANTS (2.4%)
  93,100   CBRL Group, Inc.........................       2,740,864
  86,300   CEC Entertainment, Inc.*................       3,744,557
 279,600   Darden Restaurants, Inc.................       9,897,840
 173,500   Outback Steakhouse, Inc.*...............       5,942,375
 110,500   Wendy's International, Inc..............       3,223,285
                                                     --------------
                                                         25,548,921
                                                     --------------
           SEMICONDUCTORS (2.8%)
  71,500   Genesis Microchip, Inc.*................       4,727,580
 326,300   Intel Corp..............................      10,262,135
 139,800   Intersil Holding Corp. (Class A)*.......       4,508,550
  97,800   Microchip Technology Inc.*..............       3,788,772
 109,900   NVIDIA Corp.*...........................       7,352,310
                                                     --------------
                                                         30,639,347
                                                     --------------
           SERVICES TO THE HEALTH INDUSTRY (1.3%)
 125,300   Laboratory Corp. of America Holdings*...      10,130,505
  62,700   Quest Diagnostics Inc.*.................       4,496,217
                                                     --------------
                                                         14,626,722
                                                     --------------
           SPECIALTY INSURANCE (0.4%)
  73,500   MBIA, Inc...............................       3,941,805
                                                     --------------
           SPECIALTY STORES (2.0%)
  95,700   AutoZone, Inc.*.........................       6,871,260
 111,100   Bed Bath & Beyond Inc.*.................       3,766,290

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 273,500   Sonic Automotive, Inc.*.................  $    6,410,840
 101,600   Williams-Sonoma, Inc.*..................       4,358,640
                                                     --------------
                                                         21,407,030
                                                     --------------
           TELECOMMUNICATION EQUIPMENT (1.7%)
 218,400   Microtune, Inc.*........................       5,123,664
 284,400   Polycom, Inc.*..........................       9,783,360
  73,500   QUALCOMM Inc.*..........................       3,711,750
                                                     --------------
                                                         18,618,774
                                                     --------------
           TRUCKING (0.4%)
 188,900   Hunt (J.B.) Tansport Services, Inc.*....       4,382,480
                                                     --------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.5%)
 124,800   Deere & Co..............................       5,448,768
                                                     --------------
           WIRELESS COMMUNICATIONS (1.4%)
 606,900   Sprint Corp. (PCS Group)*...............      14,814,429
                                                     --------------
           Total Common Stocks
            (COST $913,302,710)....................   1,001,935,315
                                                     --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investments (10.0%)
           U.S. Government Agency (a) (9.8%)
$107,000   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $106,995,512)....................     106,995,512
                                                     --------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

-------------------------------------------------------------------

           Repurchase Agreement (0.2%)
$  1,813   The Bank of New York 0.875% due 01/02/02
            (dated 12/31/01; proceeds
            $1,813,214) (b)
            (COST $1,813,126)......................  $    1,813,126
                                                     --------------
           Total Short-Term Investments
            (COST $108,808,638)....................     108,808,638
                                                     --------------

  Total Investments
   (COST $1,022,111,348) (c)..............   102.5%  1,110,743,953
  Liabilities in Excess of Other Assets...    (2.5)    (27,299,486)
                                            ------  --------------
  Net Assets..............................   100.0% $1,083,444,467
                                            ======  ==============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b)  COLLATERALIZED BY $1,849,389 FEDERAL HOME LOAN MORTGAGE CORP. 5.775%
      DUE 06/26/06 VALUED AT $1,847,930.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $102,190,130 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,557,525, RESULTING IN NET UNREALIZED APPRECIATION OF $88,632,605.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (96.6%)
           ADVERTISING/MARKETING SERVICES (0.3%)
   7,379   Interpublic Group of Companies, Inc.....  $    217,976
   3,631   Omnicom Group, Inc......................       324,430
                                                     ------------
                                                          542,406
                                                     ------------
           AEROSPACE & DEFENSE (0.9%)
  16,364   Boeing Co...............................       634,596
   3,943   General Dynamics Corp...................       314,021
   1,992   Goodrich Corp...........................        53,027
   8,607   Lockheed Martin Corp....................       401,689
   2,158   Northrop Grumman Corp...................       217,548
   7,638   Raytheon Co.............................       248,006
   3,588   Rockwell Collins, Inc...................        69,966
                                                     ------------
                                                        1,938,853
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  12,921   Archer-Daniels-Midland Co...............       185,416
                                                     ------------
           AIR FREIGHT/COURIERS (0.1%)
   5,825   FedEx Corp.*............................       302,201
                                                     ------------
           AIRLINES (0.2%)
   3,018   AMR Corp................................        66,909
   2,408   Delta Air Lines, Inc....................        70,458
  14,954   Southwest Airlines Co...................       276,350
   1,331   US Airways Group, Inc.*.................         8,439
                                                     ------------
                                                          422,156
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.0%)
   5,966   Calpine Corp.*..........................       100,169
                                                     ------------
           ALUMINUM (0.4%)
   6,270   Alcan Inc. (Canada).....................       225,281
  16,595   Alcoa, Inc..............................       589,952
                                                     ------------
                                                          815,233
                                                     ------------
           APPAREL/FOOTWEAR (0.3%)
   3,316   Cintas Corp.............................       160,461
   2,451   Jones Apparel Group, Inc.*..............        81,300
   1,028   Liz Claiborne, Inc......................        51,143

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,249   Nike, Inc. (Class B)....................  $    295,204
   1,151   Reebok International Inc. (United
            Kingdom)*..............................        30,501
   2,168   VF Corp.................................        84,574
                                                     ------------
                                                          703,183
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.3%)
  16,851   Gap, Inc. (The).........................       234,903
   8,374   Limited, Inc. (The).....................       123,265
   2,626   Nordstrom, Inc..........................        53,124
   5,329   TJX Companies, Inc. (The)...............       212,414
                                                     ------------
                                                          623,706
                                                     ------------
           AUTO PARTS: O.E.M. (0.3%)
   2,902   Dana Corp...............................        40,280
  10,947   Delphi Automotive Systems Corp..........       149,536
   1,354   Eaton Corp..............................       100,751
   1,705   Johnson Controls, Inc...................       137,679
   2,468   TRW Inc.................................        91,415
   2,547   Visteon Corp............................        38,307
                                                     ------------
                                                          557,968
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,418   Cooper Tire & Rubber Co.................        22,631
   3,188   Goodyear Tire & Rubber Co. (The)........        75,906
                                                     ------------
                                                           98,537
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.4%)
  17,278   Anheuser-Busch Companies, Inc...........       781,138
   1,334   Brown-Forman Corp. (Class B)............        83,508
     706   Coors (Adolph) Co. (Class B)............        37,700
                                                     ------------
                                                          902,346
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.2%)
  48,589   Coca Cola Co............................     2,290,971
   8,690   Coca-Cola Enterprises Inc...............       164,589

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,547   Pepsi Bottling Group, Inc. (The)........  $    130,354
                                                     ------------
                                                        2,585,914
                                                     ------------
           BIOTECHNOLOGY (1.0%)
  20,428   Amgen Inc.*.............................     1,152,956
   2,890   Biogen, Inc.*...........................       165,741
   3,696   Chiron Corp.*...........................       162,033
   4,146   Genzyme Corp. (General Division)*.......       248,180
  10,642   Immunex Corp.*..........................       294,890
   4,182   MedImmune, Inc.*........................       193,836
                                                     ------------
                                                        2,217,636
                                                     ------------
           BROADCASTING (0.4%)
  11,677   Clear Channel Communications, Inc.*.....       594,476
   4,105   Univision Communications, Inc.
            (Class A)*.............................       166,088
                                                     ------------
                                                          760,564
                                                     ------------
           BUILDING PRODUCTS (0.1%)
   8,967   Masco Corp..............................       219,691
                                                     ------------
           CABLE/SATELLITE TV (0.3%)
  18,463   Comcast Corp. (Class A Special)*........       664,668
                                                     ------------
           CASINO/GAMING (0.0%)
   2,197   Harrah's Entertainment, Inc.*...........        81,311
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.8%)
  17,622   Dow Chemical Co. (The)..................       595,271
  20,031   Du Pont (E.I.) de Nemours &
            Co., Inc...............................       851,518
   1,507   Eastman Chemical Co.....................        58,803
   2,120   Hercules Inc.*..........................        21,200
   4,306   Rohm & Haas Co..........................       149,117
                                                     ------------
                                                        1,675,909
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CHEMICALS: SPECIALTY (0.3%)
   4,442   Air Products & Chemicals, Inc...........  $    208,374
   2,536   Engelhard Corp..........................        70,196
     981   Great Lakes Chemical Corp...............        23,819
   3,143   Praxair, Inc............................       173,651
   1,433   Sigma-Aldrich Corp......................        56,475
                                                     ------------
                                                          532,515
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.1%)
   1,292   Deluxe Corp.............................        53,721
   2,237   Donnelley (R.R.) & Sons Co..............        66,417
                                                     ------------
                                                          120,138
                                                     ------------
           COMPUTER COMMUNICATIONS (1.3%)
   5,606   Avaya Inc.*.............................        68,113
 143,318   Cisco Systems, Inc.*....................     2,595,489
                                                     ------------
                                                        2,663,602
                                                     ------------
           COMPUTER PERIPHERALS (0.4%)
  43,290   EMC Corp.*..............................       581,818
   2,540   Lexmark International Group, Inc.*......       149,860
   6,470   Network Appliance, Inc.*................       141,499
   1,810   QLogic Corp.*...........................        80,563
                                                     ------------
                                                          953,740
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.6%)
   6,855   Apple Computer, Inc.*...................       150,124
  33,099   Compaq Computer Corp....................       323,046
  50,997   Dell Computer Corp.*....................     1,386,098
   6,330   Gateway, Inc.*..........................        50,893
  37,907   Hewlett-Packard Co......................       778,610
  33,659   International Business Machines Corp....     4,071,393
   1,898   NCR Corp.*..............................        69,960
  11,098   Palm, Inc.*.............................        43,060
  63,338   Sun Microsystems, Inc.*.................       781,591
                                                     ------------
                                                        7,654,775
                                                     ------------

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.0%)
   1,979   Vulcan Materials Co.....................  $     94,873
                                                     ------------
           CONSUMER SUNDRIES (0.0%)
   1,241   American Greetings Corp. (Class A)......        17,101
                                                     ------------
           CONTAINERS/ PACKAGING (0.1%)
     535   Ball Corp...............................        37,824
   1,032   Bemis Company, Inc......................        50,754
   3,113   Pactiv Corp.*...........................        55,256
   1,636   Sealed Air Corp.*.......................        66,782
     964   Temple-Inland, Inc......................        54,688
                                                     ------------
                                                          265,304
                                                     ------------
           CONTRACT DRILLING (0.2%)
   2,752   Nabors Industries, Inc.*................        94,476
   2,584   Noble Drilling Corp.*...................        87,959
   1,832   Rowan Companies, Inc.*..................        35,486
   6,229   Transocean Sedco Forex Inc..............       210,665
                                                     ------------
                                                          428,586
                                                     ------------
           DATA PROCESSING SERVICES (1.0%)
  12,048   Automatic Data Processing, Inc..........       709,627
   9,843   Concord EFS, Inc.*......................       322,654
   7,454   First name Corp.........................       584,766
   3,657   Fiserv, Inc.*...........................       154,764
   7,314   Paychex, Inc............................       256,283
                                                     ------------
                                                        2,028,094
                                                     ------------
           DEPARTMENT STORES (0.6%)
   1,636   Dillard's, Inc. (Class A)...............        26,176
   3,765   Federated Department Stores, Inc.*......       153,988
   6,545   Kohl's Corp.*...........................       461,030
   5,846   May Department Stores Co................       216,185
   5,155   Penney (J.C.) Co., Inc..................       138,669
   6,303   Sears, Roebuck & Co.....................       300,275
                                                     ------------
                                                        1,296,323
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           DISCOUNT STORES (3.0%)
   2,224   Big Lots, Inc.*.........................  $     23,130
   8,836   Costco Wholesale Corp.*.................       392,142
   6,460   Dollar General Corp.....................        96,254
   3,368   Family Dollar Stores, Inc...............       100,973
   9,739   Kmart Corp.*............................        53,175
  17,640   Target Corp.............................       724,122
  87,088   Wal-Mart Stores, Inc....................     5,011,914
                                                     ------------
                                                        6,401,710
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
   7,636   CVS Corp................................       226,026
  19,931   Walgreen Co.............................       670,877
                                                     ------------
                                                          896,903
                                                     ------------
           ELECTRIC UTILITIES (2.3%)
  10,415   AES Corp. (The)*........................       170,285
   2,443   Allegheny Energy, Inc...................        88,485
   2,689   Ameren Corp.............................       113,745
   6,296   American Electric Power Co., Inc........       274,065
   3,109   Cinergy Corp............................       103,934
   2,598   CMS Energy Corp.........................        62,430
   4,147   Consolidated Edison, Inc................       167,373
   3,199   Constellation Energy Group, Inc.........        84,933
   5,139   Dominion Resources, Inc.................       308,854
   3,178   DTE Energy Co...........................       133,285
  15,165   Duke Energy Corp........................       595,378
   6,366   Edison International*...................        96,127
   4,319   Entergy Corp............................       168,916
   6,270   Exelon Corp.............................       300,208
   5,815   FirstEnergy Corp........................       203,409
   3,436   FPL Group, Inc..........................       193,790
   6,655   Mirant Corp.*...........................       106,613
   3,131   Niagara Mohawk Holdings Inc.*...........        55,513
   7,567   PG&E Corp.*.............................       145,589
   1,654   Pinnacle West Capital Corp..............        69,220
   2,862   PPL Corp................................        99,741
   4,274   Progress Energy, Inc....................       192,458

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,054   Public Service Enterprise
            Group, Inc.............................  $    171,038
   5,826   Reliant Energy, Inc.....................       154,506
  13,582   Southern Co. (The)......................       344,304
   2,727   TECO Energy, Inc........................        71,556
   5,180   TXU Corp................................       244,237
   6,751   Xcel Energy, Inc........................       187,273
                                                     ------------
                                                        4,907,265
                                                     ------------
           ELECTRICAL PRODUCTS (0.4%)
   3,821   American Power Conversion Corp.*........        55,252
   1,830   Cooper Industries, Inc..................        63,904
   8,362   Emerson Electric Co.....................       477,470
   3,824   Molex Inc...............................       118,353
   1,541   Power-One, Inc.*........................        16,042
   1,136   Thomas & Betts Corp.....................        24,026
                                                     ------------
                                                          755,047
                                                     ------------
           ELECTRONIC COMPONENTS (0.2%)
   3,852   Jabil Circuit, Inc.*....................        87,517
  10,178   Sanmina-SCI Corp.*......................       202,542
  16,034   Solectron Corp.*........................       180,864
                                                     ------------
                                                          470,923
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
   9,000   Agilent Technologies, Inc.*.............       256,590
  25,942   JDS Uniphase Corp.*.....................       226,474
   2,407   PerkinElmer, Inc........................        84,293
   3,591   Rockwell International Corp.............        64,135
   4,462   Symbol Technologies, Inc................        70,857
   1,798   Tektronix, Inc.*........................        46,352
   3,474   Thermo Electron Corp.*..................        82,890
   2,555   Waters Corp.*...........................        99,006
  14,068   Xerox Corp..............................       146,589
                                                     ------------
                                                        1,077,186
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
  15,949   Applied Materials, Inc.*................       639,555

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,621   KLA-Tencor Corp.*.......................  $    179,457
   2,800   Novellus Systems, Inc.*.................       110,460
   3,534   Teradyne, Inc.*.........................       106,515
                                                     ------------
                                                        1,035,987
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.2%)
   4,120   Best Buy Co., Inc.*.....................       306,858
   4,070   Circuit City Stores, Inc.-Circuit City
            Group..................................       105,616
   3,502   RadioShack Corp.........................       105,410
                                                     ------------
                                                          517,884
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.1%)
   1,500   Maytag Corp.............................        46,545
   1,308   Whirlpool Corp..........................        95,916
                                                     ------------
                                                          142,461
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,565   Fluor Corp..............................        58,531
                                                     ------------
           ENVIRONMENTAL SERVICES (0.2%)
   3,849   Allied Waste Industries, Inc.*..........        54,117
  12,267   Waste Management, Inc...................       391,440
                                                     ------------
                                                          445,557
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.0%)
   4,198   Capital One Financial Corp..............       226,482
   2,388   Countrywide Credit Industries, Inc......        97,836
  19,520   Fannie Mae..............................     1,551,840
  13,581   Freddie Mac.............................       888,197
   8,943   Household International, Inc............       518,157
  16,643   MBNA Corp...............................       585,834
   5,553   Providian Financial Corp................        19,713
   1,185   Ryder System, Inc.......................        26,248
   3,063   USA Education Inc.......................       257,353
                                                     ------------
                                                        4,171,660
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                      121
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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCIAL CONGLOMERATES (3.8%)
  26,070   American Express Co.....................  $    930,438
 100,525   Citigroup, Inc..........................     5,074,502
   6,736   Conseco, Inc.*..........................        30,043
   5,836   Hancock (John) Financial Services
            , Inc..................................       241,027
  38,551   J.P. Morgan Chase & Co..................     1,401,329
   6,357   State Street Corp.......................       332,153
                                                     ------------
                                                        8,009,492
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.2%)
   2,831   Equifax, Inc............................        68,369
   3,777   McGraw-Hill Companies, Inc. (The).......       230,321
   3,048   Moody's Corporation.....................       121,493
                                                     ------------
                                                          420,183
                                                     ------------
           FOOD DISTRIBUTORS (0.2%)
   2,605   Supervalu, Inc..........................        57,623
  13,023   SYSCO Corp..............................       341,463
                                                     ------------
                                                          399,086
                                                     ------------
           FOOD RETAIL (0.5%)
   7,934   Albertson's, Inc........................       249,842
  15,696   Kroger Co.*.............................       327,576
   9,807   Safeway Inc.*...........................       409,442
   2,746   Winn-Dixie Stores, Inc..................        39,130
                                                     ------------
                                                        1,025,990
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.8%)
   8,004   Campbell Soup Co........................       239,079
   7,118   General Mills, Inc......................       370,207
   6,842   Heinz (H.J.) Co.........................       281,343
   7,942   Kellogg Co..............................       239,054
  34,186   PepsiCo, Inc............................     1,664,516
  15,305   Sara Lee Corp...........................       340,230
  11,168   Unilever N.V. (Netherlands).............       643,388
                                                     ------------
                                                        3,777,817
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.1%)
  10,498   ConAgra Foods Inc.......................  $    249,537
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.2%)
   2,650   Hershey Foods Corp......................       179,405
   4,401   Wrigley (Wm.) Jr. Co....................       226,079
                                                     ------------
                                                          405,484
                                                     ------------
           FOREST PRODUCTS (0.1%)
   2,041   Louisiana-Pacific Corp..................        17,226
   4,225   Weyerhaeuser Co.........................       228,488
                                                     ------------
                                                          245,714
                                                     ------------
           GAS DISTRIBUTORS (0.3%)
   6,857   Dynegy, Inc. (Class A)..................       174,853
   2,718   KeySpan Corp............................        94,179
   2,181   Kinder Morgan, Inc......................       121,460
     875   Nicor Inc...............................        36,435
   4,041   NiSource Inc............................        93,185
     692   Peoples Energy Corp.....................        26,248
   4,048   Sempra Energy...........................        99,378
                                                     ------------
                                                          645,738
                                                     ------------
           HOME BUILDING (0.1%)
   1,187   Centex Corp.............................        67,766
     983   KB HOME.................................        39,418
   1,151   Pulte Homes, Inc........................        51,415
                                                     ------------
                                                          158,599
                                                     ------------
           HOME FURNISHINGS (0.1%)
   3,839   Leggett & Platt, Inc....................        88,297
   5,211   Newell Rubbermaid, Inc..................       143,667
   1,136   Tupperware Corp.........................        21,868
                                                     ------------
                                                          253,832
                                                     ------------
           HOME IMPROVEMENT CHAINS (1.4%)
  45,787   Home Depot, Inc. (The)..................     2,335,595
  15,130   Lowe's Companies, Inc...................       702,183
                                                     ------------
                                                        3,037,778
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOSPITAL/NURSING MANAGEMENT (0.4%)
  10,063   HCA Inc.................................  $    387,828
   4,791   Health Management Associates, Inc.
            (Class A)*.............................        88,154
   2,000   Manor Care, Inc.*.......................        47,420
   6,360   Tenet Healthcare Corp.*.................       373,459
                                                     ------------
                                                          896,861
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.3%)
  11,453   Carnival Corp...........................       321,600
   7,216   Hilton Hotels Corp......................        78,799
   4,709   Marriott International, Inc.
            (Class A)..............................       191,421
   3,864   Starwood Hotels & Resorts
            Worldwide, Inc.........................       115,340
                                                     ------------
                                                          707,160
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.1%)
   1,108   Alberto-Culver Co. (Class B)............        49,572
   4,616   Avon Products, Inc......................       214,644
   4,544   Clorox Co...............................       179,715
  10,780   Colgate-Palmolive Co....................       622,545
  20,620   Gillette Co.............................       688,708
   1,853   International Flavors &
            Fragrances, Inc........................        55,053
  10,261   Kimberly-Clark Corp.....................       613,608
  25,315   Procter & Gamble Co. (The)..............     2,003,176
                                                     ------------
                                                        4,427,021
                                                     ------------
           INDUSTRIAL CONGLOMERATES (5.9%)
 193,973   General Electric Co.**..................     7,774,438
  15,889   Honeywell International, Inc............       537,366
   3,282   Ingersoll-Rand Co.......................       137,220
   1,727   ITT Industries, Inc.....................        87,213
   7,661   Minnesota Mining & Manufacturing Co.....       905,607
   2,760   Textron, Inc............................       114,430

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  38,983   Tyco International Ltd. (Bermuda).......  $  2,296,099
   9,155   United Technologies Corp................       591,688
                                                     ------------
                                                       12,444,061
                                                     ------------
           INDUSTRIAL MACHINERY (0.2%)
   5,953   Illinois Tool Works Inc.................       403,137
   1,205   McDermott International, Inc.*..........        14,785
   2,291   Parker-Hannifin Corp....................       105,180
                                                     ------------
                                                          523,102
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   2,498   Ecolab, Inc.............................       100,544
     933   Millipore Corp..........................        56,633
   3,290   PPG Industries, Inc.....................       170,159
   3,018   Sherwin-Williams Co.....................        82,995
                                                     ------------
                                                          410,331
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.6%)
   3,668   Citrix Systems, Inc.*...................        83,117
   3,328   Computer Sciences Corp.*................       163,005
   9,263   Electronic Data Systems Corp............       634,979
   5,918   PeopleSoft, Inc.*.......................       237,904
   2,469   Sapient Corp.*..........................        19,061
   6,235   Unisys Corp.*...........................        78,187
                                                     ------------
                                                        1,216,253
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
   5,260   AON Corp................................       186,835
   5,366   Marsh & McLennan Companies, Inc.........       576,577
                                                     ------------
                                                          763,412
                                                     ------------
           INTEGRATED OIL (4.8%)
   1,733   Amerada Hess Corp.......................       108,312
  20,844   ChevronTexaco Corp......................     1,867,831
  12,221   Conoco Inc..............................       345,854
 133,658   Exxon Mobil Corp........................     5,252,759
   7,450   Phillips Petroleum Co...................       448,937

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  41,501   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................  $  2,034,379
                                                     ------------
                                                       10,058,072
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.2%)
   9,034   Siebel Systems, Inc.*...................       252,771
  11,130   Yahoo! Inc.*............................       197,446
                                                     ------------
                                                          450,217
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.4%)
   1,839   Bear Stearns Companies, Inc. (The)......       107,839
   4,656   Lehman Brothers Holdings, Inc...........       311,021
  16,536   Merrill Lynch & Co., Inc................       861,856
  21,429   Morgan Stanley Dean Witter & Co. (Note
            4).....................................     1,198,738
  26,703   Schwab (Charles) Corp...................       413,095
                                                     ------------
                                                        2,892,549
                                                     ------------
           INVESTMENT MANAGERS (0.2%)
   5,096   Franklin Resources, Inc.................       179,736
   2,412   Price (T.) Rowe Group, Inc..............        83,769
   4,325   Stilwell Financial, Inc.................       117,726
                                                     ------------
                                                          381,231
                                                     ------------
           LIFE/HEALTH INSURANCE (0.6%)
  10,203   AFLAC, Inc..............................       250,586
   2,940   Jefferson-Pilot Corp....................       136,034
   3,702   Lincoln National Corp...................       179,806
  14,161   MetLife, Inc............................       448,620
   2,426   Torchmark Corp..........................        95,415
   4,730   UnumProvident Corp......................       125,392
                                                     ------------
                                                        1,235,853
                                                     ------------
           MAJOR BANKS (4.1%)
  30,741   Bank of America Corp....................     1,935,146
  14,390   Bank of New York Co., Inc...............       587,112
  22,784   Bank One Corp...........................       889,715

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,852   BB&T Corp...............................  $    319,646
   3,480   Comerica, Inc...........................       199,404
  20,419   FleetBoston Financial Corp..............       745,293
   4,908   Huntington Bancshares, Inc..............        84,369
   8,274   KeyCorp.................................       201,389
   9,141   Mellon Financial Corp...................       343,884
  11,841   National City Corp......................       346,231
   5,550   PNC Financial Services Group, Inc.......       311,910
   6,696   SouthTrust Corp.........................       165,190
   5,643   SunTrust Banks, Inc.....................       353,816
  26,590   Wachovia Corp...........................       833,862
  33,123   Wells Fargo & Co........................     1,439,194
                                                     ------------
                                                        8,756,161
                                                     ------------
           MAJOR TELECOMMUNICATIONS (4.4%)
   6,065   ALLTEL Corp.............................       374,392
  69,130   AT&T Corp...............................     1,254,018
  36,674   BellSouth Corp..........................     1,399,113
  65,682   SBC Communications, Inc.................     2,572,764
  17,333   Sprint Corp. (FON Group)................       348,047
  53,038   Verizon Communications Inc..............     2,517,183
  57,629   WorldCom, Inc.- WorldCom Group*.........       811,416
                                                     ------------
                                                        9,276,933
                                                     ------------
           MANAGED HEALTH CARE (0.5%)
   2,801   Aetna Inc...............................        92,405
   2,826   CIGNA Corp..............................       261,829
   3,296   Humana, Inc.*...........................        38,860
   6,092   UnitedHealth Group Inc..................       431,131
   1,246   Wellpoint Health Networks, Inc.*........       145,595
                                                     ------------
                                                          969,820
                                                     ------------
           MEDIA CONGLOMERATES (2.4%)
  86,493   AOL Time Warner Inc.*...................     2,776,425
  39,833   Disney (Walt) Co. (The).................       825,340

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  34,650   Viacom, Inc. (Class B) (Non-Voting)*....  $  1,529,797
                                                     ------------
                                                        5,131,562
                                                     ------------
           MEDICAL DISTRIBUTORS (0.4%)
   2,010   Amerisource Bergen Corp.................       127,735
   8,810   Cardinal Health, Inc....................       569,655
   5,588   McKesson HBOC, Inc......................       208,991
                                                     ------------
                                                          906,381
                                                     ------------
           MEDICAL SPECIALTIES (1.6%)
   4,141   Applera Corp. - Applied Biosystems
            Group..................................       162,617
     999   Bard (C.R.), Inc........................        64,435
   1,048   Bausch & Lomb, Inc......................        39,468
  11,535   Baxter International, Inc...............       618,622
   5,052   Becton, Dickinson & Co..................       167,474
   5,268   Biomet, Inc.............................       162,781
   7,881   Boston Scientific Corp.*................       190,090
   5,954   Guidant Corp.*..........................       296,509
  23,655   Medtronic, Inc..........................     1,211,373
   2,387   Pall Corp...............................        57,431
   1,701   St. Jude Medical, Inc.*.................       132,083
   3,842   Stryker Corp............................       224,258
   3,787   Zimmer Holdings, Inc.*..................       115,655
                                                     ------------
                                                        3,442,796
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
   3,362   Convergys Corp.*........................       126,041
   2,608   Sabre Holdings Corp.*...................       110,449
                                                     ------------
                                                          236,490
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,166   Crane Co................................        29,896
   2,793   Danaher Corp............................       168,446
   3,955   Dover Corp..............................       146,612
                                                     ------------
                                                          344,954
                                                     ------------
           MOTOR VEHICLES (0.7%)
  35,383   Ford Motor Co...........................       556,221

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,854   General Motors Corp.....................  $    527,504
   5,915   Harley-Davidson, Inc....................       321,244
                                                     ------------
                                                        1,404,969
                                                     ------------
           MULTI-LINE INSURANCE (2.2%)
  51,046   American International Group, Inc.......     4,053,052
   4,790   Hartford Financial Services Group, Inc.
            (The)..................................       300,956
   3,742   Loews Corp..............................       207,232
   2,497   Safeco Corp.............................        77,782
                                                     ------------
                                                        4,639,022
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.1%)
   2,147   Avery Dennison Corp.....................       121,370
   4,765   Pitney Bowes, Inc.......................       179,212
                                                     ------------
                                                          300,582
                                                     ------------
           OIL & GAS PIPELINES (0.3%)
   9,971   El Paso Corp............................       444,806
  10,070   Williams Companies, Inc. (The)..........       256,986
                                                     ------------
                                                          701,792
                                                     ------------
           OIL & GAS PRODUCTION (0.6%)
   4,861   Anardarko Petroleum Corp................       276,348
   2,678   Apache Corp.............................       133,604
   3,923   Burlington Resources, Inc...............       147,269
   2,462   Devon Energy Corp.......................        95,156
   2,256   EOG Resources, Inc......................        88,232
   1,958   Kerr-McGee Corp.........................       107,298
   7,300   Occidental Petroleum Corp...............       193,669
   4,767   Unocal Corp.............................       171,946
                                                     ------------
                                                        1,213,522
                                                     ------------
           OIL REFINING/ MARKETING (0.1%)
   1,349   Ashland, Inc............................        62,162
   6,045   Marathon Oil Corp.......................       181,350
   1,536   Sunoco Inc..............................        57,354
                                                     ------------
                                                          300,866
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OILFIELD SERVICES/ EQUIPMENT (0.5%)
   6,563   Baker Hughes Inc........................  $    239,353
   8,389   Halliburton Co..........................       109,896
  11,249   Schlumberger Ltd........................       618,133
                                                     ------------
                                                          967,382
                                                     ------------
           OTHER CONSUMER SERVICES (0.3%)
   3,585   Block (H.&R.), Inc......................       160,250
  19,178   Cendant Corp.*..........................       376,081
                                                     ------------
                                                          536,331
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.1%)
   2,903   Fortune Brands, Inc.....................       114,930
                                                     ------------
           OTHER METALS/ MINERALS (0.1%)
   3,554   Inco Ltd. (Canada)*.....................        60,205
   1,538   Phelps Dodge Corp.......................        49,831
                                                     ------------
                                                          110,036
                                                     ------------
           PACKAGED SOFTWARE (4.7%)
   4,635   Adobe Systems, Inc......................       143,917
   1,071   Autodesk, Inc...........................        39,916
   4,772   BMC Software, Inc.*.....................        78,118
  11,254   Computer Associates
            International, Inc.....................       388,150
   7,266   Compuware Corp.*........................        85,666
   4,144   Intuit Inc.*............................       177,197
   1,616   Mercury Interactive Corp.*..............        54,912
 105,233   Microsoft Corp.*........................     6,973,791
   7,077   Novell, Inc.*...........................        32,483
 108,670   Oracle Corp.*...........................     1,500,733
   5,130   Parametric Technology Corp.*............        40,065
   7,833   VERITAS Software Corp.*.................       351,075
                                                     ------------
                                                        9,866,023
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PERSONNEL SERVICES (0.1%)
   3,427   Robert Half International, Inc.*........  $     91,501
   2,160   TMP Worldwide, Inc.*....................        92,664
                                                     ------------
                                                          184,165
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.0%)
   2,080   Watson Pharmaceuticals, Inc.*...........        65,291
                                                     ------------
           PHARMACEUTICALS: MAJOR (9.5%)
  30,334   Abbott Laboratories.....................     1,691,121
  25,777   American Home Products Corp.............     1,581,677
  37,805   Bristol-Myers Squibb Co.................     1,928,055
  59,935   Johnson & Johnson.......................     3,542,159
  21,966   Lilly (Eli) & Co........................     1,725,210
  44,446   Merck & Co., Inc........................     2,613,425
 122,837   Pfizer, Inc.............................     4,895,054
  25,194   Pharmacia Corp..........................     1,074,524
  28,607   Schering-Plough Corp....................     1,024,417
                                                     ------------
                                                       20,075,642
                                                     ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,563   Allergan, Inc...........................       192,353
   3,477   Forest Laboratories, Inc.*..............       284,940
   4,799   King Pharmaceuticals, Inc.*.............       202,182
                                                     ------------
                                                          679,475
                                                     ------------
           PRECIOUS METALS (0.2%)
  10,473   Barrick Gold Corp. (Canada).............       167,059
   2,813   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................        37,666
   3,830   Newmont Mining Corp.....................        73,191
   6,416   Placer Dome Inc. (Canada)...............        69,999
                                                     ------------
                                                          347,915
                                                     ------------
           PROPERTY - CASUALTY INSURERS (0.7%)
  13,932   Allstate Corp. (The) (Note 4)...........       469,508
   3,318   Chubb Corp. (The).......................       228,942

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,156   Cincinnati Financial Corp...............  $    120,401
   1,432   Progressive Corp. (The).................       213,798
   4,053   St. Paul Companies, Inc.................       178,210
   2,592   XL Capital Ltd. (Class A) (Bermuda).....       236,805
                                                     ------------
                                                        1,447,664
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
     964   Meredith Corp...........................        34,367
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.4%)
   1,659   Dow Jones & Co., Inc....................        90,797
   5,175   Gannett Co., Inc........................       347,915
   1,643   Knight-Ridder, Inc......................       106,680
   2,962   New York Times Co. (The) (Class A)......       128,107
   5,821   Tribune Co..............................       217,880
                                                     ------------
                                                          891,379
                                                     ------------
           PULP & PAPER (0.4%)
   1,134   Boise Cascade Corp......................        38,567
   4,490   Georgia-Pacific Group...................       123,969
   9,417   International Paper Co..................       379,976
   1,940   Mead Corp...............................        59,927
   1,999   Westvaco Corp...........................        56,872
   2,147   Willamette Industries, Inc..............       111,902
                                                     ------------
                                                          771,213
                                                     ------------
           RAILROADS (0.4%)
   7,555   Burlington Northern Santa Fe Corp.......       215,544
   4,165   CSX Corp................................       145,983
   7,533   Norfolk Southern Corp...................       138,080
   4,854   Union Pacific Corp......................       276,678
                                                     ------------
                                                          776,285
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.2%)
   8,096   Equity Office Properties Trust..........       243,528

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,291   Equity Residential Properties Trust.....  $    151,905
                                                     ------------
                                                          395,433
                                                     ------------
           RECREATIONAL PRODUCTS (0.2%)
   1,714   Brunswick Corp..........................        37,297
   5,685   Eastman Kodak Co........................       167,310
   3,375   Hasbro, Inc.............................        54,776
   1,424   International Game Technology*..........        97,259
   8,434   Mattel, Inc.............................       145,065
                                                     ------------
                                                          501,707
                                                     ------------
           REGIONAL BANKS (1.1%)
   7,120   AmSouth Bancorporation..................       134,568
  11,290   Fifth Third Bancorp.....................       695,238
   4,340   Northern Trust Corp.....................       261,355
   4,444   Regions Financial Corp..................       133,498
   5,692   Synovus Financial Corp..................       142,585
  38,119   U.S. Bancorp............................       797,831
   2,684   Union Planters Corp.....................       121,129
   1,793   Zions Bancorporation....................        94,276
                                                     ------------
                                                        2,380,480
                                                     ------------
           RESTAURANTS (0.5%)
   2,277   Darden Restaurants, Inc.................        80,606
  25,116   McDonald's Corp.........................       664,821
   7,450   Starbucks Corp.*........................       141,923
   2,850   Tricon Global Restaurants, Inc.*........       140,220
   2,043   Wendy's International, Inc..............        59,594
                                                     ------------
                                                        1,087,164
                                                     ------------
           SAVINGS BANKS (0.4%)
   4,392   Charter One Financial, Inc..............       119,243
   3,080   Golden West Financial Corp..............       181,258
  17,114   Washington Mutual, Inc..................       559,628
                                                     ------------
                                                          860,129
                                                     ------------
           SEMICONDUCTORS (3.6%)
   6,640   Advanced Micro Devices, Inc.*...........       105,310
   7,526   Altera Corp.*...........................       159,702

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   7,069   Analog Devices, Inc.*...................  $    313,793
   5,829   Applied Micro Circuits Corp.*...........        65,984
   5,125   Broadcom Corp. (Class A)*...............       210,023
   4,979   Conexant Systems, Inc.*.................        71,498
 131,147   Intel Corp..............................     4,124,573
   6,186   Linear Technology Corp..................       241,501
   7,168   LSI Logic Corp.*........................       113,111
   6,310   Maxim Integrated Products, Inc.*........       331,338
  11,709   Micron Technology, Inc.*................       362,979
   3,437   National Semiconductor Corp.*...........       105,825
   2,825   NVIDIA Corp.*...........................       188,993
   3,226   PMC - Sierra, Inc.*.....................        68,585
  33,846   Texas Instruments, Inc..................       947,688
   3,722   Vitesse Semiconductor Corp.*............        46,376
   6,527   Xilinx, Inc.*...........................       254,879
                                                     ------------
                                                        7,712,158
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
   7,665   Healthsouth Corp.*......................       113,595
   5,774   IMS Health Inc..........................       112,651
   2,337   Quintiles Transnational Corp.*..........        37,579
                                                     ------------
                                                          263,825
                                                     ------------
           SPECIALTY INSURANCE (0.2%)
   2,062   Ambac Financial Group, Inc..............       119,307
   2,900   MBIA, Inc...............................       155,527
   2,094   MGIC Investment Corp....................       129,242
                                                     ------------
                                                          404,076
                                                     ------------
           SPECIALTY STORES (0.4%)
   2,099   AutoZone, Inc.*.........................       150,708
   5,667   Bed Bath & Beyond Inc.*.................       192,111
   5,998   Office Depot, Inc.*.....................       111,203
   9,020   Staples, Inc.*..........................       168,674
   2,854   Tiffany & Co............................        89,815
   3,879   Toys 'R' Us, Inc.*......................        80,450
                                                     ------------
                                                          792,961
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY TELECOMMUNICATIONS (0.3%)
   2,757   CenturyTel, Inc.........................  $     90,430
   5,472   Citizens Communications Co.*............        58,332
  32,532   Qwest Communications
            International, Inc.....................       459,677
                                                     ------------
                                                          608,439
                                                     ------------
           STEEL (0.1%)
   1,568   Allegheny Technologies Inc..............        26,264
   1,520   Nucor Corp..............................        80,499
   1,743   USX-U.S. Steel Group Inc................        31,566
   1,668   Worthington Industries, Inc.............        23,686
                                                     ------------
                                                          162,015
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.4%)
  15,426   ADC Telecommunications, Inc.*...........        70,960
   1,590   Andrew Corp.*...........................        34,805
   6,393   CIENA Corp.*............................        91,484
   3,624   Comverse Technology, Inc.*..............        81,069
  18,479   Corning Inc.............................       164,833
  66,710   Lucent Technologies Inc.................       419,606
  43,489   Motorola, Inc...........................       653,205
  62,541   Nortel Networks Corp. (Canada)..........       469,058
  14,936   QUALCOMM Inc.*..........................       754,268
   3,052   Scientific-Atlanta, Inc.................        73,065
   8,011   Tellabs, Inc.*..........................       120,405
                                                     ------------
                                                        2,932,758
                                                     ------------
           TOBACCO (1.0%)
  42,335   Philip Morris Companies, Inc............     1,941,060
   3,232   UST, Inc................................       113,120
                                                     ------------
                                                        2,054,180
                                                     ------------
           TOOLS/HARDWARE (0.1%)
   1,559   Black & Decker Corp.....................        58,821

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,131   Snap-On, Inc............................  $     38,069
   1,668   Stanley Works (The).....................        77,679
                                                     ------------
                                                          174,569
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.3%)
   6,707   Caterpillar, Inc........................       350,441
     807   Cummins Inc.............................        31,102
   4,588   Deere & Co..............................       200,312
   1,160   Navistar International Corp.*...........        45,820
   1,499   PACCAR, Inc.............................        98,364
                                                     ------------
                                                          726,039
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,384   Genuine Parts Co........................       124,193
   1,828   Grainger (W.W.), Inc....................        87,744
                                                     ------------
                                                          211,937
                                                     ------------
           WIRELESS COMMUNICATIONS (0.6%)
  49,441   AT&T Wireless Services Inc.*............       710,467
  15,598   Nextel Communications, Inc.
            (Class A)*.............................       170,954
  19,260   Sprint Corp. (PCS Group)*...............       470,137
                                                     ------------
                                                        1,351,558
                                                     ------------
           Total Common Stocks
            (COST $225,961,038)....................   204,482,781
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           Short-Term Investment (a) (3.8%)
           U.S. Government Agency
$  8,000   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $7,999,664)......................  $  7,999,664
                                                     ------------

  Total Investments
   (COST $233,960,702) (b)................   100.4%  212,482,445
  Liabilities in Excess of Other Assets...    (0.4)     (883,041)
                                            ------  ------------
  Net Assets..............................   100.0% $211,599,404
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $20,166,626 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $41,644,883, RESULTING IN NET UNREALIZED DEPRECIATION OF $21,478,257.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
   NUMBER OF          LONG/           DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
   CONTRACTS          SHORT              MONTH, AND YEAR          AMOUNT AT VALUE  APPRECIATION
-----------------------------------------------------------------------------------------------
      27              Long        S&P 500 Index March/2002          $7,757,100        $81,065

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (93.5%)
           Finland (2.5%)
           PULP & PAPER
  35,000   UPM-Kymmene Oyj.........................  $ 1,161,250
                                                     -----------
           France (8.2%)
           ELECTRIC UTILITIES
  38,400   Suez S.A................................    1,162,898
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
   8,300   Groupe Danone...........................    1,012,815
                                                     -----------
           MULTI-LINE INSURANCE
  35,000   AXA.....................................      731,665
                                                     -----------
           OIL REFINING/MARKETING
   6,000   TotalFinaElf S.A........................      857,210
                                                     -----------
           Total France............................    3,764,588
                                                     -----------
           Germany (2.5%)
           MOTOR VEHICLES
  32,000   Bayerische Motoren Werke (BMW) AG.......    1,127,270
                                                     -----------
           Japan (4.8%)
           ELECTRONICS/APPLIANCES
  26,410   Sony Corp...............................    1,201,001
                                                     -----------
           MOTOR VEHICLES
  25,000   Honda Motor Co..........................      992,636
                                                     -----------
           Total Japan.............................    2,193,637
                                                     -----------
           Netherlands (4.3%)
           BEVERAGES: ALCOHOLIC
  31,000   Heineken NV.............................    1,175,982
                                                     -----------
           LIFE/HEALTH INSURANCE
  30,000   Aegon NV................................      812,319
                                                     -----------
           Total Netherlands.......................    1,988,301
                                                     -----------
           Switzerland (2.4%)
           PHARMACEUTICALS: MAJOR
  30,000   Novartis AG (Registered Shares).........    1,084,795
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           United Kingdom (5.0%)
           BEVERAGES: ALCOHOLIC
 105,000   Diageo PLC..............................  $ 1,199,861
                                                     -----------
           INTEGRATED OIL
  23,700   BP Amoco PLC (ADR)......................    1,102,287
                                                     -----------
           Total United Kingdom....................    2,302,148
                                                     -----------
           United States (63.8%)
           AEROSPACE & DEFENSE
  13,500   General Dynamics Corp...................    1,075,140
                                                     -----------
           AIR FREIGHT/COURIERS
  21,500   FedEx Corp.*............................    1,115,420
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED
  31,500   Dow Chemical Co. (The)..................    1,064,070
                                                     -----------
           COMPUTER COMMUNICATIONS
  70,000   Cisco Systems, Inc.*....................    1,267,700
                                                     -----------
           COMPUTER PERIPHERALS
  62,000   EMC Corp.*..............................      833,280
                                                     -----------
           DISCOUNT STORES
  25,000   Wal-Mart Stores, Inc....................    1,438,750
                                                     -----------
           FINANCIAL CONGLOMERATES
  23,000   Citigroup, Inc..........................    1,161,040
  21,000   State Street Corp.......................    1,097,250
                                                     -----------
                                                       2,258,290
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  39,000   Kraft Foods Inc. (Class A)..............    1,327,170
  24,500   PepsiCo, Inc............................    1,192,905
                                                     -----------
                                                       2,520,075
                                                     -----------
           HOME IMPROVEMENT CHAINS
  23,700   Home Depot, Inc. (The)..................    1,208,937
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  30,000   General Electric Co.....................    1,202,400
  10,000   Minnesota Mining & Manufacturing Co.....    1,182,100
  17,000   United Technologies Corp................    1,098,710
                                                     -----------
                                                       3,483,210
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INTEGRATED OIL
  11,000   Exxon Mobil Corp........................  $   432,300
                                                     -----------
           MAJOR BANKS
  29,000   Bank of New York Co., Inc...............    1,183,200
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  15,000   Verizon Communications Inc..............      711,900
                                                     -----------
           MEDIA CONGLOMERATES
  33,300   AOL Time Warner Inc.*...................    1,068,930
                                                     -----------
           MEDICAL SPECIALTIES
  25,300   Medtronic, Inc..........................    1,295,613
                                                     -----------
           MULTI-LINE INSURANCE
   5,500   American International Group, Inc.......      436,700
                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  18,000   Schlumberger Ltd........................      989,100
                                                     -----------
           PACKAGED SOFTWARE
  23,700   Microsoft Corp.*........................    1,570,599
                                                     -----------
           PHARMACEUTICALS: MAJOR
  14,000   Abbott Laboratories.....................      780,500
  22,800   American Home Products Corp.............    1,399,008
  19,000   Bristol-Myers Squibb Co.................      969,000
  30,900   Schering-Plough Corp....................    1,106,529
                                                     -----------
                                                       4,255,037
                                                     -----------
           TELECOMMUNICATION EQUIPMENT
  74,000   Motorola, Inc...........................    1,111,480
                                                     -----------
           Total United States.....................   29,319,731
                                                     -----------
           Total Common Stocks
            (COST $51,550,122).....................   42,941,720
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           Short-Term Investment (a) (6.5%)
           U.S. Government Agency
$  3,000   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $2,999,874)......................  $ 2,999,874
                                                     -----------

  Total Investments
   (COST $54,549,996) (b).................   100.0%  45,941,594
  Other Assets in Excess of Liabilities...     0.0       10,915
                                            ------  -----------
  Net Assets..............................   100.0% $45,952,509
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,501,708 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,110,110, RESULTING IN NET UNREALIZED DEPRECIATION OF $8,608,402.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $ 1,075,140       2.4%
Air Freight/Couriers....................    1,115,420       2.4
Beverages: Alcoholic....................    2,375,843       5.2
Chemicals: Major Diversified............    1,064,070       2.3
Computer Communications.................    1,267,700       2.8
Computer Peripherals....................      833,280       1.8
Discount Stores.........................    1,438,750       3.1
Electric Utilities......................    1,162,898       2.5
Electronics/Appliances..................    1,201,001       2.6
Financial Conglomerates.................    2,258,290       4.9
Food: Major Diversified.................    3,532,890       7.7
Home Improvement Chains.................    1,208,937       2.6
Industrial Conglomerates................    3,483,210       7.6
Integrated Oil..........................    1,534,587       3.3
Life/Health Insurance...................      812,318       1.8
Major Banks.............................    1,183,200       2.6
Major Telecommunications................      711,900       1.6
Media Conglomerates.....................    1,068,930       2.3
Medical Specialties.....................    1,295,613       2.8

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Motor Vehicles..........................  $ 2,119,906       4.6%
Multi-Line Insurance....................    1,168,366       2.6
Oil Refining/Marketing..................      857,210       1.9
Oilfield Services/Equipment.............      989,100       2.2
Packaged Software.......................    1,570,599       3.4
Pharmaceuticals: Major..................    5,339,832      11.6
Pulp & Paper............................    1,161,250       2.5
Telecommunication Equipment.............    1,111,480       2.4
U.S. Government Agency..................    2,999,874       6.5
                                          -----------   -------
                                          $45,941,594     100.0%
                                          ===========   =======

TYPE OF INVESTMENT

-----------------------------------------------------------------

Common Stocks...........................  $42,941,720      93.5%
Short-Term Investment...................    2,999,874       6.5
                                          -----------   -------
                                          $45,941,594     100.0%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (96.9%)
           ADVERTISING/MARKETING SERVICES (0.1%)
   1,000   Omnicom Group, Inc......................  $    89,350
                                                     -----------
           AEROSPACE & DEFENSE (3.0%)
   4,700   Alliant Techsystems, Inc.*..............      362,840
   5,700   EDO Corp................................      150,765
   3,300   L-3 Communications Holdings, Inc.*......      297,000
  17,700   Lockheed Martin Corp....................      826,059
   1,700   Northrop Grumman Corp...................      171,377
  18,200   Raytheon Co.............................      590,954
   9,000   Titan Corp. (The)*......................      224,550
                                                     -----------
                                                       2,623,545
                                                     -----------
           AIR FREIGHT/COURIERS (0.5%)
   8,900   FedEx Corp.*............................      461,732
                                                     -----------
           ALUMINUM (0.3%)
   7,510   Alcoa, Inc..............................      266,980
                                                     -----------
           APPAREL/FOOTWEAR (0.1%)
   2,400   Nike, Inc. (Class B)....................      134,976
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.6%)
   4,400   Chico's Fas, Inc.*......................      174,680
   9,300   TJX Companies, Inc. (The)...............      370,698
                                                     -----------
                                                         545,378
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.7%)
  13,260   Anheuser-Busch Companies, Inc...........      599,484
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (0.2%)
  12,400   Coca-Cola Enterprises Inc...............      234,856
                                                     -----------
           BIOTECHNOLOGY (6.6%)
   7,400   Amgen Inc.*.............................      417,656
   3,600   Aviron*.................................      179,028
  10,400   Cephalon, Inc.*.........................      786,084
   7,900   Genentech, Inc.*........................      428,575
   9,700   Genzyme Corp. (General Division)*.......      580,642
   6,300   Gilead Sciences, Inc.*..................      414,036

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  16,190   IDEC Pharmaceuticals Corp.*.............  $ 1,115,977
   3,500   InterMune Inc.*.........................      172,410
  10,700   MedImmune, Inc.*........................      495,945
   6,800   Myriad Genetics, Inc.*..................      357,952
   9,500   Neurocrine Biosciences, Inc.*...........      487,445
   9,500   NPS Pharmaceuticals, Inc.*..............      363,850
                                                     -----------
                                                       5,799,600
                                                     -----------
           BROADCASTING (1.1%)
   6,300   Clear Channel Communications, Inc.*.....      320,733
   4,700   Univision Communications, Inc. (Class
            A)*....................................      190,162
  16,800   USA Networks, Inc.*.....................      458,808
                                                     -----------
                                                         969,703
                                                     -----------
           CABLE/SATELLITE TV (1.0%)
  11,000   Comcast Corp. (Class A Special)*........      396,000
  12,670   Cox Communications, Inc. (Class A)*.....      531,000
                                                     -----------
                                                         927,000
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
   4,800   Dow Chemical Co. (The)..................      162,144
                                                     -----------
           CHEMICALS: SPECIALTY (0.5%)
  10,200   Georgia Gulf Corp.......................      188,700
  13,700   Olin Corp...............................      221,118
                                                     -----------
                                                         409,818
                                                     -----------
           COMPUTER COMMUNICATIONS (2.2%)
  12,800   Brocade Communications Systems, Inc.*...      423,936
  54,300   Cisco Systems, Inc.*....................      983,373
  11,300   Emulex Corp.*...........................      446,463
   3,300   McDATA Corp. (Class A)*.................       80,850
                                                     -----------
                                                       1,934,622
                                                     -----------
           COMPUTER PERIPHERALS (1.0%)
   5,800   Advanced Digital Information Corp.*.....       93,032

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  13,000   ATI Technologies Inc. (Canada)*.........  $   165,100
   9,300   EMC Corp.*..............................      124,992
   5,600   QLogic Corp.*...........................      249,256
  12,100   Storage Technology Corp.*...............      250,107
                                                     -----------
                                                         882,487
                                                     -----------
           COMPUTER PROCESSING HARDWARE (3.7%)
  18,800   Compaq Computer Corp....................      183,488
  31,700   Dell Computer Corp.*....................      861,606
  14,800   International Business Machines Corp....    1,790,208
  33,700   Sun Microsystems, Inc.*.................      415,858
                                                     -----------
                                                       3,251,160
                                                     -----------
           CONTAINERS/PACKAGING (0.2%)
  11,900   Pactiv Corp.*...........................      211,225
                                                     -----------
           CONTRACT DRILLING (0.8%)
  16,700   ENSCO International Inc.................      414,995
  10,100   GlobalSantaFe Corp......................      288,052
                                                     -----------
                                                         703,047
                                                     -----------
           DATA PROCESSING SERVICES (2.3%)
   7,600   Bisys Group, Inc. (The)*................      486,324
   5,700   Concord EFS, Inc.*......................      186,846
  13,700   First Data Corp.........................    1,074,765
   6,100   Fiserv, Inc.*...........................      258,152
                                                     -----------
                                                       2,006,087
                                                     -----------
           DISCOUNT STORES (3.1%)
   8,200   Costco Wholesale Corp.*.................      363,916
  12,800   Target Corp.............................      525,440
  32,900   Wal-Mart Stores, Inc....................    1,893,395
                                                     -----------
                                                       2,782,751
                                                     -----------
           ELECTRICAL PRODUCTS (0.2%)
   8,600   02Micro International Ltd. (Cayman
            Islands)*..............................      206,830
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC COMPONENTS (0.1%)
   6,200   Flextronics International, Ltd.
            (Singapore)*...........................  $   148,738
                                                     -----------
           ELECTRONIC DISTRIBUTORS (0.2%)
   4,400   Tech Data Corp.*........................      190,432
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
   3,000   Celestica, Inc.*........................      121,170
   2,300   KLA-Tencor Corp.*.......................      113,988
   3,900   Photronics, Inc.*.......................      122,265
                                                     -----------
                                                         357,423
                                                     -----------
           ELECTRONICS/APPLIANCE STORES (1.1%)
   3,500   Best Buy Co., Inc.*.....................      260,680
  23,600   Circuit City Stores, Inc.-Circuit City
            Group..................................      612,420
   2,500   Electronics Boutique Holdings Corp......       99,850
                                                     -----------
                                                         972,950
                                                     -----------
           ENVIRONMENTAL SERVICES (0.2%)
   5,700   Waste Management, Inc...................      181,887
                                                     -----------
           FINANCE/RENTAL/ LEASING (1.8%)
   5,930   Fannie Mae..............................      471,435
   9,270   Freddie Mac.............................      606,258
   5,800   USA Education Inc.......................      487,316
                                                     -----------
                                                       1,565,009
                                                     -----------
           FINANCIAL CONGLOMERATES (2.5%)
  31,393   Citigroup, Inc..........................    1,584,719
   7,700   Prudential Financial, Inc.*.............      255,563
   6,200   State Street Corp.......................      323,950
                                                     -----------
                                                       2,164,232
                                                     -----------
           FOOD RETAIL (0.2%)
   4,300   Whole Foods Market, Inc.*...............      187,308
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (1.5%)
   5,000   General Mills, Inc......................  $   260,050
  14,100   Kraft Foods Inc. (Class A)..............      479,823
  12,200   PepsiCo, Inc............................      594,018
                                                     -----------
                                                       1,333,891
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.0%)
   6,500   Dean Foods Co.*.........................      443,300
  11,800   Dreyer's Grand Ice Cream, Inc...........      454,418
                                                     -----------
                                                         897,718
                                                     -----------
           HOME BUILDING (0.7%)
   6,100   D.R. Horton, Inc........................      198,006
   5,000   KB HOME.................................      200,500
   2,700   Ryland Group, Inc. (The)................      197,640
                                                     -----------
                                                         596,146
                                                     -----------
           HOME IMPROVEMENT CHAINS (1.6%)
   8,700   Home Depot, Inc. (The)..................      443,787
  20,500   Lowe's Companies, Inc...................      951,405
                                                     -----------
                                                       1,395,192
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  12,700   HCA Inc.................................      489,458
  25,400   Health Management Associates, Inc.
            (Class A)*.............................      467,360
  13,000   Tenet Healthcare Corp.*.................      763,360
                                                     -----------
                                                       1,720,178
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.1%)
  11,400   Dial Corp. (The)........................      195,510
  10,200   International Flavors & Fragrances,
            Inc....................................      303,042
   5,500   Procter & Gamble Co. (The)..............      435,215
                                                     -----------
                                                         933,767
                                                     -----------
           INDUSTRIAL CONGLOMERATES (1.7%)
  26,200   General Electric Co.....................    1,050,096

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   4,100   Minnesota Mining & Manufacturing Co.....  $   484,661
                                                     -----------
                                                       1,534,757
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.2%)
  13,200   RPM, Inc................................      190,872
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (2.2%)
  13,800   Accenture Ltd. (Class A) (Bermuda)*.....      371,496
   4,400   Electronic Data Systems Corp............      301,620
   6,000   Manhattan Associates, Inc.*.............      174,900
  24,860   PeopleSoft, Inc.*.......................      999,372
   3,100   Tier Technologies, Inc. (Class B)*......       66,836
                                                     -----------
                                                       1,914,224
                                                     -----------
           INSURANCE BROKERS/ SERVICES (0.2%)
   4,700   Gallagher (Arthur J.) & Co..............      162,103
                                                     -----------
           INTERNET RETAIL (0.1%)
   7,400   Amazon.com, Inc.*.......................       80,068
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (1.5%)
   2,100   Business Objects S.A. (ADR) (France)*...       70,980
  15,300   F5 Networks, Inc.*......................      329,562
  11,900   Internet Security Systems, Inc.*........      381,514
   8,300   PEC Solutions, Inc.*....................      312,163
  10,500   Yahoo! Inc.*............................      186,270
                                                     -----------
                                                       1,280,489
                                                     -----------
           INVESTMENT BANKS/ BROKERS (2.0%)
   6,000   Goldman Sachs Group, Inc. (The).........      556,500
   9,320   Lehman Brothers Holdings, Inc...........      622,576
  11,600   Merrill Lynch & Co., Inc................      604,592
                                                     -----------
                                                       1,783,668
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INVESTMENT MANAGERS (0.6%)
   4,000   Affiliated Managers Group, Inc.*........  $   281,920
   6,800   Federated Investors, Inc. (Class B).....      216,784
                                                     -----------
                                                         498,704
                                                     -----------
           MAJOR BANKS (1.3%)
  17,600   Bank of America Corp....................    1,107,920
                                                     -----------
           MAJOR TELECOMMUNICATIONS (0.9%)
  11,300   SBC Communications, Inc.................      442,621
   7,700   Verizon Communications Inc..............      365,442
                                                     -----------
                                                         808,063
                                                     -----------
           MANAGED HEALTH CARE (0.1%)
   2,600   Anthem, Inc.*...........................      128,700
                                                     -----------
           MEDIA CONGLOMERATES (1.0%)
  12,000   AOL Time Warner Inc.*...................      385,200
  10,600   Viacom, Inc. (Class B) (Non-Voting)*....      467,990
                                                     -----------
                                                         853,190
                                                     -----------
           MEDICAL DISTRIBUTORS (0.4%)
   4,400   Andrx Group*............................      309,804
                                                     -----------
           MEDICAL SPECIALTIES (4.2%)
  16,680   Baxter International, Inc...............      894,548
  17,700   Boston Scientific Corp.*................      426,924
   3,600   Digene Corp.*...........................      106,200
  13,200   Guidant Corp.*..........................      657,360
  12,400   Medtronic, Inc..........................      635,004
   4,900   St. Jude Medical, Inc.*.................      380,485
   4,600   Therasense, Inc.........................      114,080
   2,500   Varian Medical Systems, Inc.*...........      178,150
   8,620   Zimmer Holdings, Inc.*..................      263,255
                                                     -----------
                                                       3,656,006
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
   2,400   MAXIMUS, Inc.*..........................      100,944
   4,200   Sabre Holdings Corp.*...................      177,870
                                                     -----------
                                                         278,814
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MOVIES/ENTERTAINMENT (0.5%)
  17,600   Fox Entertainment Group, Inc. (Class
            A)*....................................  $   466,928
                                                     -----------
           MULTI-LINE INSURANCE (1.3%)
  13,900   American International Group, Inc.......    1,103,660
                                                     -----------
           OIL & GAS PRODUCTION (0.3%)
   6,160   Apache Corp.............................      307,261
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (1.8%)
  14,100   Baker Hughes Inc........................      514,227
   3,600   BJ Services Co.*........................      116,820
   5,300   Schlumberger Ltd........................      291,235
   4,900   Smith International, Inc.*..............      262,738
   9,800   Weatherford International, Inc.*........      365,148
                                                     -----------
                                                       1,550,168
                                                     -----------
           OTHER CONSUMER SERVICES (1.3%)
   9,400   Cendant Corp.*..........................      184,334
   9,100   eBay, Inc.*.............................      608,790
   9,100   Weight Watchers International, Inc.*....      307,762
                                                     -----------
                                                       1,100,886
                                                     -----------
           OTHER METALS/MINERALS (0.0%)
     100   Phelps Dodge Corp.......................        3,240
                                                     -----------
           PACKAGED SOFTWARE (5.3%)
  11,800   Legato Systems, Inc.*...................      153,046
   7,700   Mercury Interactive Corp.*..............      261,646
  39,300   Microsoft Corp.*........................    2,604,411
  39,300   Network Associates, Inc.*...............    1,015,905
   5,800   Quest Software, Inc.*...................      128,238
   4,000   Symantec Corp.*.........................      265,320
   5,400   VERITAS Software Corp.*.................      242,028
                                                     -----------
                                                       4,670,594
                                                     -----------
           PHARMACEUTICALS: MAJOR (3.9%)
  11,000   Abbott Laboratories.....................      613,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  17,210   American Home Products Corp.............  $ 1,056,006
  37,700   Pfizer, Inc.............................    1,502,345
   6,800   Pharmacia Corp..........................      290,020
                                                     -----------
                                                       3,461,621
                                                     -----------
           PHARMACEUTICALS: OTHER (1.6%)
   2,400   Allergan, Inc...........................      180,120
   8,300   Biovail Corp. (Canada)*.................      466,875
   5,320   Forest Laboratories, Inc.*..............      435,974
   8,600   King Pharmaceuticals, Inc.*.............      362,318
                                                     -----------
                                                       1,445,287
                                                     -----------
           PROPERTY - CASUALTY INSURERS (3.5%)
   5,200   ACE, Ltd. (Bermuda).....................      208,780
     200   Berkshire Hathaway, Inc. (Class B)*.....      505,000
   9,700   Everest Re Group, Ltd. (Bermuda)........      685,790
   5,000   Progressive Corp. (The).................      746,500
   2,600   RenaissanceRe Holdings Ltd. (Bermuda)...      248,040
   7,800   XL Capital Ltd. (Class A) (Bermuda).....      712,608
                                                     -----------
                                                       3,106,718
                                                     -----------
           PULP & PAPER (0.2%)
   7,530   Jefferson Smurfit Group PLC (ADR)
            (Ireland)..............................      169,425
                                                     -----------
           RAILROADS (0.5%)
   8,200   CSX Corp................................      287,410
   9,600   Norfolk Southern Corp...................      175,968
                                                     -----------
                                                         463,378
                                                     -----------
           RECREATIONAL PRODUCTS (2.3%)
  16,200   Activision, Inc.*.......................      421,362
  14,100   Electronic Arts Inc.*...................      845,295
  10,500   Hasbro, Inc.............................      170,415

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  11,900   Mattel, Inc.............................  $   204,680
   7,500   THQ, Inc.*..............................      363,525
                                                     -----------
                                                       2,005,277
                                                     -----------
           REGIONAL BANKS (1.7%)
  12,300   Fifth Third Bancorp.....................      757,434
  10,100   First Tennessee National Corp...........      366,226
  14,200   National Commerce Financial Corp........      359,260
                                                     -----------
                                                       1,482,920
                                                     -----------
           RESTAURANTS (2.0%)
   6,600   Applebee's International, Inc...........      225,720
  12,000   CBRL Group, Inc.........................      353,280
   5,000   Cheesecake Factory, Inc. (The)*.........      173,850
  15,300   Darden Restaurants, Inc.................      541,620
   3,400   Tricon Global Restaurants, Inc.*........      167,280
   8,900   Wendy's International, Inc..............      259,613
                                                     -----------
                                                       1,721,363
                                                     -----------
           SEMICONDUCTORS (4.9%)
   4,000   ESS Technology, Inc.*...................       85,040
   2,700   Genesis Microchip, Inc.*................      178,524
   1,000   Infineon Technologies AG (ADR)
            (Germany)..............................       20,300
  44,500   Intel Corp..............................    1,399,525
   9,800   Intersil Holding Corp. (Class A)*.......      316,050
   4,300   Linear Technology Corp..................      167,872
   8,900   Marvell Technology Group Ltd.
            (Bermuda)*.............................      318,798
   4,200   Maxim Integrated Products, Inc.*........      220,542
  12,800   Microchip Technology Inc.*..............      495,872
   6,900   NVIDIA Corp.*...........................      461,610
  10,100   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)*...................      173,417

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  13,200   Texas Instruments, Inc..................  $   369,600
   2,700   Zoran Corp.*............................       88,128
                                                     -----------
                                                       4,295,278
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (1.2%)
   9,800   Laboratory Corp. of America Holdings*...      792,330
   3,800   Quest Diagnostics Inc.*.................      272,498
                                                     -----------
                                                       1,064,828
                                                     -----------
           SPECIALTY STORES (1.0%)
  10,600   AutoZone, Inc.*.........................      761,080
   2,800   Michaels Stores, Inc.*..................       92,260
                                                     -----------
                                                         853,340
                                                     -----------
           STEEL (0.2%)
   3,600   Nucor Corp..............................      190,656
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  16,900   Microtune, Inc.*........................      396,474
   5,400   Motorola, Inc...........................       81,108
  15,500   Polycom, Inc.*..........................      533,200
   6,100   QUALCOMM Inc.*..........................      308,050
                                                     -----------
                                                       1,318,832
                                                     -----------
           TOOLS/HARDWARE (0.2%)
   3,900   Stanley Works (The).....................      181,623
                                                     -----------
           TRUCKING (0.6%)
   5,100   Roadway Corp............................      187,170
   8,500   Swift Transportation Co., Inc.*.........      182,835
   5,600   Werner Enterprises, Inc.................      136,080
                                                     -----------
                                                         506,085
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.7%)
  10,100   Deere & Co..............................      440,966
   4,600   Navistar International Corp.*...........      181,700
                                                     -----------
                                                         622,666
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WHOLESALE DISTRIBUTORS (0.4%)
  10,500   Genuine Parts Co........................  $   385,350
                                                     -----------
           WIRELESS COMMUNICATIONS (0.5%)
  17,900   Sprint Corp. (PCS Group)*...............      436,939
                                                     -----------
           Total Common Stocks
            (COST $81,992,226).....................   85,349,351
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           Short-Term Investment (4.1%)
           Repurchase Agreement
 $ 3,595   The Bank of New York 0.875% due 01/02/02
            (dated 12/31/01; proceeds
            $3,594,917) (a)
            (COST $3,594,742)......................    3,594,742
                                                     -----------

  Total Investments
   (COST $85,586,968) (b).................   101.0%  88,944,093
  Liabilities in Excess of Other Assets...    (1.0)    (874,807)
                                            ------  -----------
  Net Assets..............................   100.0% $88,069,286
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $3,663,747 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $3,666,640.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,262,258 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,905,133, RESULTING IN NET UNREALIZED APPRECIATION OF $3,357,125.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (90.5%)
           CABLE/SATELLITE TV (6.1%)
   9,900   Adelphia Communications Corp. (Class
            A)*....................................  $   308,682
   8,700   Charter Communications, Inc. (Class
            A)*....................................      142,941
   4,000   Comcast Corp. (Class A Special)*........      144,000
   3,000   Cox Communications, Inc. (Class A)*.....      125,730
                                                     -----------
                                                         721,353
                                                     -----------
           COMPUTER COMMUNICATIONS (7.7%)
  26,300   Cisco Systems, Inc.*....................      476,293
   3,000   Emulex Corp.*...........................      118,530
   5,000   Extreme Networks, Inc.*.................       64,500
   2,000   Finisar Corp.*..........................       20,340
   6,000   Foundry Networks, Inc.*.................       48,900
   2,000   Juniper Networks, Inc.*.................       37,900
   6,000   McDATA Corp. (Class A)*.................      147,000
     100   NetScreen Technologies, Inc.*...........        2,213
                                                     -----------
                                                         915,676
                                                     -----------
           COMPUTER PERIPHERALS (3.2%)
   9,900   EMC Corp.*..............................      133,056
   3,000   Network Appliance, Inc.*................       65,610
   4,000   QLogic Corp.*...........................      178,040
                                                     -----------
                                                         376,706
                                                     -----------
           COMPUTER PROCESSING HARDWARE (5.5%)
  14,900   Compaq Computer Corp....................      145,424
   9,900   Dell Computer Corp.*....................      269,082
  18,900   Sun Microsystems, Inc.*.................      233,226
                                                     -----------
                                                         647,732
                                                     -----------
           DATA PROCESSING SERVICES (1.3%)
   1,500   Affiliated Computer Services, Inc.
            (Class A)*.............................      159,195
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC COMPONENTS (2.2%)
   5,500   Flextronics International, Ltd.
            (Singapore)*...........................  $   131,945
   6,450   Sanmina-SCI Corp.*......................      128,355
                                                     -----------
                                                         260,300
                                                     -----------
           ELECTRONIC DISTRIBUTORS (1.3%)
   3,000   CDW Computer Centers, Inc.*.............      161,130
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.7%)
   3,000   JDS Uniphase Corp.*.....................       26,190
   3,500   Symbol Technologies, Inc................       55,580
                                                     -----------
                                                          81,770
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.6%)
   3,500   Amkor Technology, Inc.*.................       56,105
   3,000   Applied Materials, Inc.*................      120,300
   3,000   ASM Lithography Holding NV
            (Netherlands)*.........................       51,150
   2,000   Novellus Systems, Inc.*.................       78,900
                                                     -----------
                                                         306,455
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (2.4%)
   9,900   SunGard Data Systems Inc.*..............      286,407
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (3.7%)
   2,500   Accenture Ltd. (Class A) (Bermuda)*.....       67,300
   3,000   American Management Systems, Inc.*......       54,240
   7,000   Citrix Systems, Inc.*...................      158,620
   4,000   PeopleSoft, Inc.*.......................      160,800
                                                     -----------
                                                         440,960
                                                     -----------
           INTERNET RETAIL (0.3%)
   3,000   Amazon.com, Inc.*.......................       32,460
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (4.4%)
   5,000   BEA Systems, Inc.*......................       77,050

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   8,000   KPMG Consulting, Inc.*..................  $   132,560
   2,500   Openwave Systems Inc.*..................       24,475
   4,950   Siebel Systems, Inc.*...................      138,501
   4,000   VeriSign, Inc.*.........................      152,160
                                                     -----------
                                                         524,746
                                                     -----------
           MEDIA CONGLOMERATES (1.9%)
   7,000   AOL Time Warner Inc.*...................      224,700
                                                     -----------
           PACKAGED SOFTWARE (12.4%)
   1,500   Entrust Technologies Inc.*..............       15,285
   5,000   i2 Technologies, Inc.*..................       39,500
   3,500   Informatica Corp.*......................       50,785
     200   Magma Design Automation, Inc.*..........        6,056
   1,000   Mercury Interactive Corp.*..............       33,980
   5,000   Micromuse Inc.*.........................       75,000
   9,950   Microsoft Corp.*........................      659,387
     500   Nassda Corp.*...........................       11,245
   3,500   NetIQ Corp.*............................      123,410
   3,300   Network Associates, Inc.*...............       85,305
   7,500   Oracle Corp.*...........................      103,575
   4,000   Quest Software, Inc.*...................       88,440
   3,500   SAP AG (ADR) (Germany)..................      111,755
   1,500   VERITAS Software Corp.*.................       67,230
                                                     -----------
                                                       1,470,953
                                                     -----------
           SEMICONDUCTORS (26.9%)
  14,900   Agere Systems, Inc. (Class A)*..........       84,781
   5,970   Altera Corp.*...........................      126,683
   3,900   Analog Devices, Inc.*...................      173,121
   6,000   Applied Micro Circuits Corp.*...........       67,920
   3,500   Broadcom Corp. (Class A)*...............      143,430
   7,500   Conexant Systems, Inc.*.................      107,700
  20,900   Intel Corp..............................      657,305
   4,450   Intersil Holding Corp. (Class A)*.......      143,513
   4,000   Linear Technology Corp..................      156,160
   6,000   Marvell Technology Group Ltd.
            (Bermuda)*.............................      214,920

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   3,000   Maxim Integrated Products, Inc.*........  $   157,530
   2,500   Microchip Technology Inc.*..............       96,850
   6,200   Micron Technology, Inc.*................      192,200
   3,000   NVIDIA Corp.*...........................      200,700
   4,000   Pixelworks, Inc.*.......................       64,240
   9,900   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)*...................      169,983
   6,200   Texas Instruments, Inc..................      173,600
   3,000   TriQuint Semiconductor, Inc.*...........       36,780
   2,450   Vitesse Semiconductor Corp.*............       30,527
   5,000   Xilinx, Inc.*...........................      195,250
                                                     -----------
                                                       3,193,193
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (5.5%)
   2,500   CIENA Corp.*............................       35,775
   2,000   Comverse Technology, Inc.*..............       44,740
   3,500   Microtune, Inc.*........................       82,110
  12,400   Motorola, Inc...........................      186,248
   2,500   Nokia Corp. (ADR) (Finland).............       61,325
   7,500   Nortel Networks Corp. (Canada)*.........       56,250
   1,500   ONI Systems Corp.*......................        9,405
   3,500   QUALCOMM Inc.*..........................      176,750
                                                     -----------
                                                         652,603
                                                     -----------
           WIRELESS COMMUNICATIONS (2.4%)
   2,500   Nextel Communications, Inc. (Class
            A)*....................................       27,400
   9,900   Vodafone Group PLC (ADR) (United
            Kingdom)...............................      254,232
                                                     -----------
                                                         281,632
                                                     -----------
           Total Common Stocks
            (COST $11,053,157).....................   10,737,971
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

           Convertible Bonds (5.6%)
           COMPUTER COMMUNICATIONS (1.2%)
  $150     Juniper Networks, Inc. 4.75% due
            03/15/07...............................   $   108,375
    60     Redback Networks, Inc. 5.00% due
            04/01/07...............................        30,450
                                                      -----------
                                                          138,825
                                                      -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   180     Celestica, Inc. (Canada) 0.00% due
            08/01/20...............................        76,275
                                                      -----------
           PACKAGED SOFTWARE (1.6%)
   130     i2 Technologies, Inc. 5.25% due
            12/15/06...............................        95,875
   115     Mercury Interactive Corp. 4.75% due
            07/01/07...............................        93,006
                                                      -----------
                                                          188,881
                                                      -----------
           SEMICONDUCTORS (1.5%)
    55     Analog Devices, Inc. 4.75% due
            10/01/05...............................        52,044
   158     Vitesse Semiconductor Corp. 4.00% due
            03/15/05...............................       122,647
                                                      -----------
                                                          174,691
                                                      -----------
           TELECOMMUNICATION EQUIPMENT (0.8%)
    60     Comverse Technology Inc. 1.50% due
            12/01/05...............................        45,525

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

------------------------------------------------------------------

  $ 65     ONI Systems Corp. 5.00% due 10/15/05....   $    43,794
                                                      -----------
                                                           89,319
                                                      -----------
           Total Convertible Bonds
            (COST $699,256)........................       667,991
                                                      -----------
           Short-Term Investment (a) (3.4%)
           U.S. Government Agency
   400     Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02 (Cost $399,983)...........       399,983
                                                      -----------

  Total Investments
   (COST $12,152,396) (b).................    99.5%   11,805,945
  Other Assets in Excess of Liabilities...     0.5        54,918
                                            ------   -----------
  Net Assets..............................   100.0%  $11,860,863
                                            ======   ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $624,593 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $971,044, RESULTING IN NET UNREALIZED DEPRECIATION OF $346,451.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                                    VALUE

--------------------------------------------------------------------------------------

            Common Stocks (60.1%)
            AEROSPACE & DEFENSE (2.0%)
   83,000   Lockheed Martin Corp......................................  $   3,873,610
  229,000   Raytheon Co...............................................      7,435,630
                                                                        -------------
                                                                           11,309,240
                                                                        -------------
            AGRICULTURAL COMMODITIES/MILLING (0.4%)
  150,000   Archer-Daniels-Midland Co.................................      2,152,500
                                                                        -------------
            APPAREL/FOOTWEAR RETAIL (0.7%)
  302,825   Gap, Inc. (The)...........................................      4,221,381
                                                                        -------------
            AUTO PARTS: O.E.M. (0.2%)
  100,000   Delphi Automotive Systems Corp............................      1,366,000
                                                                        -------------
            BIOTECHNOLOGY (2.7%)
  162,400   Applera Corp. - Celera Genomics Group*....................      4,334,456
   90,000   Bruker Daltonics, Inc.*...................................      1,471,500
  111,300   Enzon, Inc. *.............................................      6,263,964
  100,000   Human Genome Sciences, Inc.*..............................      3,372,000
                                                                        -------------
                                                                           15,441,920
                                                                        -------------
            CABLE/SATELLITE TV (0.4%)
   68,000   Comcast Corp. (Class A Special)*..........................      2,448,000
                                                                        -------------
            CHEMICALS: MAJOR DIVERSIFIED (1.2%)
  200,800   Dow Chemical Co. (The)....................................      6,783,024
                                                                        -------------
            COMPUTER COMMUNICATIONS (1.2%)
  145,000   Brocade Communications Systems, Inc.*.....................      4,802,400
  100,000   Cisco Systems, Inc.*......................................      1,811,000
                                                                        -------------
                                                                            6,613,400
                                                                        -------------
            COMPUTER PROCESSING HARDWARE (2.0%)
  230,000   Apple Computer, Inc.*.....................................      5,037,000
  221,000   Compaq Computer Corp......................................      2,156,960
  352,400   Sun Microsystems, Inc.*...................................      4,348,616
                                                                        -------------
                                                                           11,542,576
                                                                        -------------
            DISCOUNT STORES (1.3%)
  169,000   Costco Wholesale Corp.*...................................      7,500,220
                                                                        -------------
            ELECTRIC UTILITIES (1.0%)
  100,000   Dominion Resources, Inc...................................      6,010,000
                                                                        -------------
            ELECTRICAL PRODUCTS (0.9%)
   85,000   Emerson Electric Co.......................................      4,853,500
                                                                        -------------
            ELECTRONICS/APPLIANCES (0.6%)
  110,000   Maytag Corp...............................................      3,413,300
                                                                        -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES (2.5%)
  150,000   Waste Connections, Inc.*..................................  $   4,648,500
  300,000   Waste Management, Inc.....................................      9,573,000
                                                                        -------------
                                                                           14,221,500
                                                                        -------------
            FINANCIAL CONGLOMERATES (1.3%)
  173,000   Hancock (John) Financial Services , Inc...................      7,144,900
                                                                        -------------
            FOOD: MAJOR DIVERSIFIED (3.8%)
  158,800   General Mills, Inc........................................      8,259,188
  385,000   Kellogg Co................................................     11,588,500
   50,000   Kraft Foods Inc. (Class A)................................      1,701,500
                                                                        -------------
                                                                           21,549,188
                                                                        -------------
            FOOD: MEAT/FISH/DAIRY (0.1%)
   10,725   Dean Foods Co.*...........................................        731,445
                                                                        -------------
            INDUSTRIAL CONGLOMERATES (2.6%)
  177,600   General Electric Co.......................................      7,118,208
   20,000   SPX Corp..................................................      2,738,000
   85,000   Tyco International Ltd. (Bermuda).........................      5,006,500
                                                                        -------------
                                                                           14,862,708
                                                                        -------------
            INTEGRATED OIL (2.1%)
  200,000   Phillips Petroleum Co.....................................     12,052,000
                                                                        -------------
            INVESTMENT BANKS/BROKERS (0.9%)
  100,000   Merrill Lynch & Co., Inc..................................      5,212,000
                                                                        -------------
            MAJOR TELECOMMUNICATIONS (1.0%)
  400,000   WorldCom, Inc. - WorldCom Group*..........................      5,632,000
                                                                        -------------
            MANAGED HEALTH CARE (3.2%)
  220,000   Oxford Health Plans, Inc.*................................      6,630,800
   86,000   UnitedHealth Group Inc....................................      6,086,220
   49,500   Wellpoint Health Networks, Inc.*..........................      5,784,075
                                                                        -------------
                                                                           18,501,095
                                                                        -------------
            MEDIA CONGLOMERATES (0.8%)
  135,800   AOL Time Warner Inc.*.....................................      4,359,180
                                                                        -------------
            MEDICAL DISTRIBUTORS (0.8%)
   66,000   Andrx Group*..............................................      4,647,060
                                                                        -------------
            MEDICAL SPECIALTIES (1.1%)
  120,000   Baxter International, Inc.................................      6,435,600
                                                                        -------------
            MOTOR VEHICLES (0.6%)
  200,000   Ford Motor Co.............................................      3,144,000
                                                                        -------------
            MULTI-LINE INSURANCE (1.5%)
  105,000   American International Group, Inc.........................      8,337,000
                                                                        -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

            OIL & GAS PRODUCTION (1.1%)
  114,000   Kerr-McGee Corp...........................................  $   6,247,200
                                                                        -------------
            OILFIELD SERVICES/EQUIPMENT (1.3%)
  136,000   Smith International, Inc.*................................      7,292,320
                                                                        -------------
            PACKAGED SOFTWARE (1.4%)
   78,500   Microsoft Corp.*..........................................      5,202,195
   65,000   VERITAS Software Corp.*...................................      2,913,300
                                                                        -------------
                                                                            8,115,495
                                                                        -------------
            PHARMACEUTICALS: MAJOR (5.7%)
   90,000   American Home Products Corp...............................      5,522,400
  242,874   Johnson & Johnson.........................................     14,353,853
  315,200   Pfizer, Inc...............................................     12,560,720
                                                                        -------------
                                                                           32,436,973
                                                                        -------------
            PRECIOUS METALS (2.9%)
  388,100   Barrick Gold Corp. (Canada)...............................      6,190,195
  258,000   Newmont Mining Corp.......................................      4,930,380
  493,000   Placer Dome Inc. (Canada).................................      5,378,630
                                                                        -------------
                                                                           16,499,205
                                                                        -------------
            PROPERTY-CASUALTY INSURERS (2.0%)
  124,000   ACE, Ltd. (Bermuda).......................................      4,978,600
  200,000   Allstate Corp. (The)......................................      6,740,000
                                                                        -------------
                                                                           11,718,600
                                                                        -------------
            PULP & PAPER (0.4%)
   60,000   Boise Cascade Corp........................................      2,040,600
                                                                        -------------
            RAILROADS (0.5%)
  100,000   Burlington Northern Santa Fe Corp.........................      2,853,000
                                                                        -------------
            REGIONAL BANKS (0.5%)
   64,000   Union Planters Corp.......................................      2,888,320
                                                                        -------------
            SEMICONDUCTORS (1.5%)
  100,000   Intel Corp................................................      3,145,000
  173,000   Micron Technology, Inc.*..................................      5,363,000
                                                                        -------------
                                                                            8,508,000
                                                                        -------------
            SPECIALTY STORES (2.6%)
  439,600   Bed Bath & Beyond Inc.*...................................     14,902,440
                                                                        -------------
            STEEL (0.8%)
   50,000   Nucor Corp................................................      2,648,000
  100,000   USX-U.S. Steel Group Inc..................................      1,811,000
                                                                        -------------
                                                                            4,459,000
                                                                        -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

            TELECOMMUNICATION EQUIPMENT (1.6%)
  400,000   Ericsson (L.M.) Telefonaktiebolaqet (Class B) (ADR)
             (Sweden).................................................  $   2,088,000
   98,300   Nokia Oyj (ADR) (Finland).................................      2,411,299
  130,000   RF Micro Devices, Inc.*...................................      2,499,900
  150,000   Tellabs, Inc.*............................................      2,254,500
                                                                        -------------
                                                                            9,253,699
                                                                        -------------
            TOBACCO (0.9%)
   95,000   R. J. Reynolds Tobacco Holdings, Inc......................      5,348,500
                                                                        -------------
            Total Common Stocks
             (COST $282,812,938)......................................    343,048,089
                                                                        -------------

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE
---------                                   ------        --------

            U.S. Government & Agency Obligations (11.2%)
$   2,726   Federal Home Loan Mortgage
             Corp.........................   8.00%   01/01/30 - 12/01/30       2,853,871
    9,850   Federal National Mortgage
             Assoc.+......................   6.00                              9,622,704
    4,341   ..............................   6.50         05/01/31             4,340,366
    5,500   +.............................   6.50                              5,500,000
    1,400   +.............................   7.00                              1,448,563
   16,750   +.............................   7.50                             17,278,672
    4,189   ***...........................   7.50    01/01/30 - 01/01/31       4,321,503
    4,158   ***...........................   8.00    11/01/29 - 09/01/31       4,353,440
    9,400   +.............................   8.00                              9,840,625
      750   U.S. Treasury Bond............   8.125        08/15/21               957,421
    3,000   U.S. Treasury Note***.........   6.75         05/15/05             3,261,798
                                                                          --------------
            Total U.S. Government & Agency Obligations
             (COST $63,788,125).........................................      63,778,963
                                                                          --------------
            Corporate Bonds (9.0%)
            AEROSPACE & DEFENSE (0.4%)
      490   Lockheed Martin Corp..........   7.75         05/01/26               528,519
      130   Northrop Grumman Corp.........   7.75         02/15/31               140,785
    1,000   Raytheon Co...................   6.15         11/01/08               993,328
      834   Systems 2001 Asset Trust......   6.664        09/15/13               859,444
                                                                          --------------
                                                                               2,522,076
                                                                          --------------
            AIRLINES (0.3%)
      790   AmericaWest Airlines -
             144A**.......................   7.10         04/02/21               792,216
      867   Continental Airlines Inc......   6.90         01/02/18               761,927
      185   Southwest Airlines Co.........   5.496        11/01/06               182,158
                                                                          --------------
                                                                               1,736,301
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

            AUTO PARTS: O.E.M. (0.0%)
$     235   TRW Inc.......................   7.625%       03/15/06        $      242,026
                                                                          --------------
            BROADCASTING (0.1%)
      335   Clear Channel
             Communications, Inc..........   7.65         09/15/10               346,042
                                                                          --------------
            CABLE/SATELLITE TV (0.3%)
      495   Comcast Cable
             Communications...............   6.75         01/30/11               497,153
      305   Comcast Cable
             Communications...............   8.375        05/01/07               336,292
      770   Cox Communications, Inc.......   7.75         11/01/10               822,224
      190   TCI Communications, Inc.......   7.875        02/15/26               196,328
                                                                          --------------
                                                                               1,851,997
                                                                          --------------
            COMPUTER PROCESSING HARDWARE (0.1%)
      705   Sun Microsystems Inc..........   7.65         08/15/09               715,615
                                                                          --------------
            DEPARTMENT STORES (0.2%)
      440   Federated Department
             Stores, Inc..................   6.90         04/01/29               410,985
      455   May Department Stores
             Co., Inc.....................   5.95         11/01/08               456,506
                                                                          --------------
                                                                                 867,491
                                                                          --------------
            DRUGSTORE CHAINS (0.1%)
      455   CVS Corp......................   5.625        03/15/06               458,260
                                                                          --------------
            ELECTRIC UTILITIES (0.2%)
      430   DTE Energy Co.................   7.05         06/01/11               443,740
      750   MidAmerican Funding LLC.......   6.75         03/01/11               735,747
                                                                          --------------
                                                                               1,179,487
                                                                          --------------
            ENVIRONMENTAL SERVICES (0.1%)
      650   USA Waste Services, Inc.......   7.125        10/01/07               663,768
                                                                          --------------
            FINANCE/RENTAL/LEASING (0.7%)
      885   American General Finance
             Corp.........................   5.875        07/14/06               898,006
    1,510   Ford Motor Credit Corp........   7.375        10/28/09             1,487,225
    1,000   Household Finance Corp........   7.875        03/01/07             1,074,515
      265   Household Finance Corp........   6.75         05/15/11               263,503
      525   MBNA America Bank N.A.........   6.50         06/20/06               515,180
                                                                          --------------
                                                                               4,238,429
                                                                          --------------
            FINANCIAL CONGLOMERATES (0.7%)
      885   AXA Financial Inc.............   6.50         04/01/08               905,099
      405   Chase Manhattan Corp..........   6.00         02/15/09               403,393
      555   General Motors Acceptance
             Corp.........................   6.875        09/15/11               543,655
      500   General Motors Acceptance
             Corp.........................   8.00         11/01/31               508,892

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                                      146

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

$     875   Prudential Holdings...........   7.245%       12/18/23        $      895,921
      595   Prudential Holdings...........   8.695        12/18/23               618,901
                                                                          --------------
                                                                               3,875,861
                                                                          --------------
            FINANCIAL PUBLISHING/SERVICES (0.0%)
      105   Reed Elsevier Capital.........   6.75         08/01/11               106,511
                                                                          --------------
            FOOD RETAIL (0.3%)
      420   Ahold Finance USA Inc.........   8.25         07/15/10               468,395
      795   Kroger Co.....................   6.80         04/01/11               815,404
      410   Safeway Inc...................   7.50         09/15/09               443,935
      115   Safeway Inc...................   6.50         03/01/11               117,258
                                                                          --------------
                                                                               1,844,992
                                                                          --------------
            GAS DISTRIBUTORS (0.4%)
      560   CMS Panhandle Holding Co......   7.00         07/15/29               482,845
      285   Consolidated Natural Gas
             Co...........................   6.25         11/01/11               278,921
      470   Nisource Finance Corp.........   7.875        11/15/10               486,414
      155   Ras Laffan Liquid Natural Gas
             Co. - 144A** (Qatar).........   7.628        09/15/06               161,695
      660   Ras Laffan Liquid Natural Gas
             Co. - 144A** (Qatar).........   8.294        03/15/14               673,200
                                                                          --------------
                                                                               2,083,075
                                                                          --------------
            HOME BUILDING (0.1%)
      380   Centex Corp...................   7.875        02/01/11               387,125
                                                                          --------------
            HOME IMPROVEMENT CHAINS (0.2%)
      885   Lowe's Companies, Inc.........   8.25         06/01/10               999,523
                                                                          --------------
            HOSPITAL/NURSING MANAGEMENT (0.2%)
      600   Manor Care, Inc...............   8.00         03/01/08               621,000
      585   Tenet Holdings Corp. -
             144A**.......................   6.875        11/15/31               538,356
                                                                          --------------
                                                                               1,159,356
                                                                          --------------
            HOTELS/RESORTS/CRUISELINES (0.2%)
      210   Hyatt Equities LLC - 144A**...   9.25         05/15/05               218,596
      675   Marriott International -
             144A**.......................   7.00         01/15/08               679,047
                                                                          --------------
                                                                                 897,643
                                                                          --------------
            INDUSTRIAL CONGLOMERATES (0.3%)
      500   Hutchison Whampoa Finance -
             144A** (Hong Kong)...........   7.50         08/01/27               471,770
      720   Tyco International Group S.A.
             (Luxembourg).................   6.75         02/15/11               722,893
      220   Tyco International Group S.A.
             (Luxembourg).................   6.375        10/15/11               214,924
       80   Tyco International Group S.A.
             (Luxembourg).................   6.875        01/15/29                76,747
                                                                          --------------
                                                                               1,486,334
                                                                          --------------
            INTEGRATED OIL (0.2%)
      865   Conoco Inc....................   6.95         04/15/29               879,591
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

            LIFE/HEALTH INSURANCE (0.5%)
$     550   American General Corp.........   7.50%        07/15/25        $      599,833
      550   John Hancock..................   7.375        02/15/24               550,114
      500   Metropolitan Life Insurance
             Co. - 144A**.................   7.80         11/01/25               509,629
      470   Nationwide Mutual Insurance...   7.50         02/15/24               422,890
      350   Nationwide Mutual Insurance...   8.25         12/01/31               349,244
      255   New England Mutual Life
             Insurance Co.................   7.875        02/15/24               261,261
                                                                          --------------
                                                                               2,692,971
                                                                          --------------
            MAJOR BANKS (0.0%)
      200   BankOne Corp..................   6.00         02/17/09               197,562
                                                                          --------------
            MAJOR TELECOMMUNICATIONS (0.7%)
      640   AT&T Corp. - 144A**...........   8.00         11/15/31               669,803
      405   BellSouth Telecommunications
             Inc..........................   6.375        06/01/28               391,186
      295   GTE Corp......................   6.94         04/15/28               292,636
      370   Telus Corp. (Canada)..........   8.00         06/01/11               392,634
    2,000   WorldCom, Inc.................   7.375        01/15/06             2,073,006
                                                                          --------------
                                                                               3,819,265
                                                                          --------------
            MANAGED HEALTH CARE (0.5%)
    1,570   Aetna, Inc....................   7.875        03/01/11             1,546,255
      675   Cigna Corp....................   6.375        10/15/11               662,801
      440   Wellpoint Health Network
             Inc..........................   6.375        06/15/06               448,709
                                                                          --------------
                                                                               2,657,765
                                                                          --------------
            MEDIA CONGLOMERATES (0.6%)
    1,000   News America
             Holdings, Inc................   7.75         12/01/45               927,831
    2,000   Time Warner Inc...............   9.15         02/01/23             2,404,156
                                                                          --------------
                                                                               3,331,987
                                                                          --------------
            MOTOR VEHICLES (0.1%)
      445   DaimlerChrysler North American
             Holdings Co..................   8.50         01/18/31               475,042
                                                                          --------------
            MULTI-LINE INSURANCE (0.3%)
    1,065   Farmers Exchange Capital -
             144A**.......................   7.05         07/15/28               845,966
      895   Hartford Financial Services
             Group Inc....................   7.90         06/15/10               979,625
                                                                          --------------
                                                                               1,825,591
                                                                          --------------
            OIL & GAS PIPELINES (0.1%)
      335   Williams Companies, Inc.......   7.50         01/15/31               326,361
      340   Williams Companies, Inc.......   7.75         06/15/31               341,041
                                                                          --------------
                                                                                 667,402
                                                                          --------------
            PHARMACEUTICALS: MAJOR (0.1%)
      560   American Home Products
             Corp.........................   6.70         03/15/11               580,242
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

            PROPERTY - CASUALTY INSURERS (0.2%)
$     885   Florida Windstorm - 144A**....   7.125%       02/25/19        $      907,482
                                                                          --------------
            RAILROADS (0.3%)
    1,601   Southern Pacific
             Transportation Co.
             (Series B)...................   7.28         04/30/15             1,671,946
                                                                          --------------
            REAL ESTATE DEVELOPMENT (0.0%)
      217   World Financial Properties
             Tower (Class B)..............   6.91         09/01/13               218,423
                                                                          --------------
            REAL ESTATE INVESTMENT TRUSTS (0.1%)
      525   EOP Operating L.P.............   6.763        06/15/07               534,279
      240   Simon Property Group LP.......   6.375        11/15/07               234,787
                                                                          --------------
                                                                                 769,066
                                                                          --------------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
      305   Anthem Insurance - 144A**.....   9.125        04/01/10               327,758
      200   Anthem Insurance - 144A**.....   9.00         04/01/27               201,306
                                                                          --------------
                                                                                 529,064
                                                                          --------------
            SPECIALTY TELECOMMUNICATIONS (0.3%)
      665   PCCW HKTC Capital Ltd. (Hong
             Kong) - 144A**...............   7.75         11/15/11               663,456
      155   Qwest Capital Funding.........   7.90         08/15/10               157,687
      635   Qwest Capital Funding -
             144A**.......................   7.25         02/15/11               618,790
                                                                          --------------
                                                                               1,439,933
                                                                          --------------
            WIRELESS COMMUNICATIONS (0.2%)
      435   AT&T Wireless - 144A**........   8.75         03/01/31               493,024
      375   Vodafone Airtouch PLC (United
             Kingdom).....................   7.75         02/15/10               411,861
      225   Vodafone Group PLC (United
             Kingdom).....................   6.65         05/01/08               232,757
                                                                          --------------
                                                                               1,137,642
                                                                          --------------
            Total Corporate Bonds
             (COST $50,877,415).........................................      51,462,886
                                                                          --------------
            Asset-Backed Securities (1.2%)
            FINANCE/RENTAL/LEASING
      700   American Express Credit
             Assets.......................   5.53         10/15/08               715,568
      915   Chase Credit Card Master
             Trust........................   5.50         11/17/08               931,746
      950   Citibank Credit Issuance
             Trust........................   6.90         10/15/07             1,016,958
    1,400   Detroit Edison Sec 2001-1 CL
             A5...........................   6.42         03/01/15             1,407,861
      366   First Security Auto Owner
             Trust........................   7.30         07/15/04               374,429
      710   Ford Credit Auto Owner
             Trust........................   6.74         06/15/04               733,540
      610   MMCA Automobile Trust.........   7.00         06/15/04               626,081

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

$     600   PSE&G Transition Funding
             LLC..........................   6.61%        06/15/15        $      622,122
      385   Toyota Auto Receivables Owner
             Trust........................   6.76         08/15/04               397,997
                                                                          --------------
            Total Asset-Backed Securities
             (COST $6,714,445)..........................................       6,826,302
                                                                          --------------
            Short-Term Investments (37.0%)
            U.S. Government Agency & Obligations (a) (36.8%)
  210,000   Federal Home Loan Mortgage
             Corp.***.....................   1.51         01/02/02           209,991,192
      150   U.S. Treasury Bill............   0.77         04/18/02               149,193
                                                                          --------------
            Total U.S. Government Agency & Obligations
             (COST $210,140,384)........................................     210,140,385
                                                                          --------------
            Repurchase Agreement (0.2%)
      868   The Bank of New York (dated
             12/31/01; proceeds $868,424)
             (b)
             (COST $868,381)..............   0.875        01/02/02               868,381
                                                                          --------------
            Total Short-Term Investments
             (COST $211,008,765)........................................     211,008,766
                                                                          --------------

            Total Investments
             (COST $615,201,688) (c)............................  118.5%     676,125,006
            Liabilities in Excess of Other Assets...............  (18.5)    (105,583,838)
                                                                  -----   --------------
            Net Assets..........................................  100.0%  $  570,541,168
                                                                  =====   ==============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY $880,928 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06, VALUED AT $885,750.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $72,632,029 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,708,711, RESULTING IN NET UNREALIZED APPRECIATION OF $60,923,318.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
   NUMBER OF                          DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
   CONTRACTS       LONG/SHORT            MONTH, AND YEAR          AMOUNT AT VALUE  DEPRECIATION
-----------------------------------------------------------------------------------------------
       7              Short       US Treasury Note Future 10
                                  Year, March 2002                   $(735,984)       $(3,663)
       6              Short       US Treasury Bond 30 Year,
                                  March 2002                          (609,188)        (2,260)
                                                                                      -------
  Total unrealized depreciation..................................................     $(5,923)
                                                                                      =======

                       SEE NOTES TO FINANCIAL STATEMENTS

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                                      151

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

Statements of Assets and Liabilities
DECEMBER 31, 2001

                                              Money         Short-Term    Quality Income       High
                                              Market           Bond            Plus           Yield         Utilities
                                          --------------  --------------  --------------  --------------  --------------
Assets:
Investments in securities, at value*....  $ 546,369,415   $  50,042,158   $ 542,697,663   $  68,732,473   $ 353,811,058
Cash....................................          5,103        --               242,218        --                22,639
Receivable for:
  Investments sold......................       --              --             1,362,401        --              --
  Shares of beneficial interest sold....     13,600,324         879,151       3,352,107          71,338         181,378
  Dividends.............................       --              --              --              --               603,792
  Interest..............................        115,256         331,541       7,428,489       2,500,065         491,734
  Foreign withholding taxes reclaimed...       --              --              --              --              --
  Variation margin......................       --                15,189        --              --              --
Prepaid expenses and other assets.......            812              27           3,574           1,540              12
                                          -------------   -------------   -------------   -------------   -------------
    Total Assets........................    560,090,910      51,268,066     555,086,452      71,305,416     355,110,613
                                          -------------   -------------   -------------   -------------   -------------
Liabilities:
Payable for:
  Investments purchased.................       --               303,613      47,200,905          33,902       1,536,450
  Shares of beneficial interest
   repurchased..........................      1,069,442          10,321         378,911          68,038       1,013,652
  Variation margin......................       --              --               344,437        --              --
  Distribution fee (Class Y)............         20,945           5,019          11,041           1,276           5,019
  Investment management fee.............        231,782          19,385         213,222          31,076         192,286
  Payable to bank.......................       --              --              --               481,812        --
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --              --              --              --
Accrued expenses and other payables.....         50,814          21,983          65,332          55,739          64,221
                                          -------------   -------------   -------------   -------------   -------------
    Total Liabilities...................      1,372,983         360,321      48,213,848         671,843       2,811,628
                                          -------------   -------------   -------------   -------------   -------------
    Net Assets..........................  $ 558,717,927   $  50,907,745   $ 506,872,604   $  70,633,573   $ 352,298,985
                                          =============   =============   =============   =============   =============
Composition of Net Assets:
Paid-in-capital.........................  $ 558,717,738   $  50,488,337   $ 524,919,957   $ 392,295,580   $ 279,326,819
Accumulated undistributed net investment
 income (loss)..........................            189         (83,095)       (475,593)        942,409         (27,612)
Accumulated undistributed net realized
 gain (loss)............................       --               255,416     (30,332,432)    (81,496,482)       (705,251)
Net unrealized appreciation
 (depreciation).........................       --               247,087      12,760,672    (241,107,934)     73,705,029
                                          -------------   -------------   -------------   -------------   -------------
    Net Assets..........................  $ 558,717,927   $  50,907,745   $ 506,872,604   $  70,633,573   $ 352,298,985
                                          =============   =============   =============   =============   =============
    *Cost...............................  $ 546,369,415   $  49,795,842   $ 531,398,103   $ 309,840,407   $ 280,106,029
                                          =============   =============   =============   =============   =============
Class X Shares:
Net Assets..............................  $ 452,765,450   $  25,857,578   $ 452,757,239   $  64,470,443   $ 327,749,363
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    452,765,290       2,542,098      42,927,167      48,363,426      22,255,113
    Net Asset Value Per Share...........  $        1.00   $       10.17   $       10.55   $        1.33   $       14.73
                                          =============   =============   =============   =============   =============
Class Y Shares:
Net Assets..............................  $ 105,952,477   $  25,050,167   $  54,115,365   $   6,163,130   $  24,549,622
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    105,952,448       2,466,476       5,136,312       4,618,282       1,667,611
    Net Asset Value Per Share...........  $        1.00   $       10.16   $       10.54   $        1.33   $       14.72
                                          =============   =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $194,880.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              Global
                                              Income         Dividend        Capital         Dividend
                                             Builder          Growth          Growth          Growth
                                          --------------  --------------  --------------  --------------
Assets:
Investments in securities, at value*....  $  70,778,375   $1,315,351,943  $ 111,367,652   $ 294,611,806
Cash....................................         11,873         --               92,132         177,569
Receivable for:
  Investments sold......................       --              3,756,471        138,668         440,852
  Shares of beneficial interest sold....          7,813          178,920         35,239          54,135
  Dividends.............................        125,297        1,521,190         34,913         372,297
  Interest..............................        397,115         --             --              --
  Foreign withholding taxes reclaimed...       --                 23,542       --               484,808
  Variation margin......................       --               --             --              --
Prepaid expenses and other assets.......            725               17            670              59
                                          -------------   --------------  -------------   -------------
    Total Assets........................     71,321,198    1,320,832,083    111,669,274     296,141,526
                                          -------------   --------------  -------------   -------------
Liabilities:
Payable for:
  Investments purchased.................       --               --            1,090,455        --
  Shares of beneficial interest
   repurchased..........................      1,042,925          839,855         95,202         229,847
  Variation margin......................       --               --             --              --
  Distribution fee (Class Y)............          1,458           12,344          1,352           2,140
  Investment management fee.............         44,589          603,852         60,731         187,035
  Payable to bank.......................       --               --             --              --
Unrealized depreciation on open forward
 foreign currency contracts.............       --               --             --              --
Accrued expenses and other payables.....         25,241          119,530         43,250          70,632
                                          -------------   --------------  -------------   -------------
    Total Liabilities...................      1,114,213        1,575,581      1,290,990         489,654
                                          -------------   --------------  -------------   -------------
    Net Assets..........................  $  70,206,985   $1,319,256,502  $ 110,378,284   $ 295,651,872
                                          =============   ==============  =============   =============
Composition of Net Assets:
Paid-in-capital.........................  $  75,894,525   $1,536,488,905  $ 129,738,368   $ 299,095,660
Accumulated undistributed net investment
 income (loss)..........................         (6,414)              44        257,317       3,453,657
Accumulated undistributed net realized
 gain (loss)............................     (8,462,915)    (371,231,747)   (28,858,124)    (11,106,890)
Net unrealized appreciation
 (depreciation).........................      2,781,789      153,999,300      9,240,723       4,209,445
                                          -------------   --------------  -------------   -------------
    Net Assets..........................  $  70,206,985   $1,319,256,502  $ 110,378,284   $ 295,651,872
                                          =============   ==============  =============   =============
    *Cost...............................  $  67,996,586   $1,161,352,643  $ 102,126,929   $ 290,398,081
                                          =============   ==============  =============   =============
Class X Shares:
Net Assets..............................  $  63,059,946   $1,258,863,419  $ 103,763,582   $ 285,158,086
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      5,941,653       93,370,150      7,593,642      24,852,633
    Net Asset Value Per Share...........  $       10.61   $        13.48  $       13.66   $       11.47
                                          =============   ==============  =============   =============
Class Y Shares:
Net Assets..............................  $   7,147,039   $   60,393,083  $   6,614,702   $  10,493,786
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............        674,418        4,484,727        485,933         917,892
    Net Asset Value Per Share...........  $       10.60   $        13.47  $       13.61   $       11.43
                                          =============   ==============  =============   =============


                                             European        Pacific
                                              Growth          Growth          Equity      S&P 500 Index
                                          --------------  --------------  --------------  --------------
Assets:
Investments in securities, at value*....  $ 337,746,945   $  40,493,372   $1,110,743,953  $ 212,482,445
Cash....................................         20,494         236,756**          3,255         36,914
Receivable for:
  Investments sold......................        601,937        --             22,227,475         36,187
  Shares of beneficial interest sold....         38,665          15,360          170,030        490,888
  Dividends.............................        178,891           4,330          400,820        201,185
  Interest..............................       --              --               --             --
  Foreign withholding taxes reclaimed...        716,754          15,838            1,957       --
  Variation margin......................       --              --               --             --
Prepaid expenses and other assets.......            883           1,861           10,470          3,283
                                          -------------   -------------   --------------  -------------
    Total Assets........................    339,304,569      40,767,517    1,133,557,960    213,250,902
                                          -------------   -------------   --------------  -------------
Liabilities:
Payable for:
  Investments purchased.................       --              --             48,668,723        105,768
  Shares of beneficial interest
   repurchased..........................      1,695,251       5,851,125          856,312      1,335,444
  Variation margin......................       --              --               --               68,175
  Distribution fee (Class Y)............          4,757             950           12,738          9,316
  Investment management fee.............        269,492          32,184          459,669         71,437
  Payable to bank.......................       --              --               --             --
Unrealized depreciation on open forward
 foreign currency contracts.............        175,539        --               --             --
Accrued expenses and other payables.....        105,582         104,648          116,051         61,358
                                          -------------   -------------   --------------  -------------
    Total Liabilities...................      2,250,621       5,988,907       50,113,493      1,651,498
                                          -------------   -------------   --------------  -------------
    Net Assets..........................  $ 337,053,948   $  34,778,610   $1,083,444,467  $ 211,599,404
                                          =============   =============   ==============  =============
Composition of Net Assets:
Paid-in-capital.........................  $ 359,851,959   $  93,696,270   $1,514,708,380  $ 239,962,593
Accumulated undistributed net investment
 income (loss)..........................      4,047,787        (137,590)          (1,170)     1,908,500
Accumulated undistributed net realized
 gain (loss)............................    (56,306,919)    (53,526,536)    (519,895,348)    (8,874,497)
Net unrealized appreciation
 (depreciation).........................     29,461,121      (5,253,534)      88,632,605    (21,397,192)
                                          -------------   -------------   --------------  -------------
    Net Assets..........................  $ 337,053,948   $  34,778,610   $1,083,444,467  $ 211,599,404
                                          =============   =============   ==============  =============
    *Cost...............................  $ 308,096,077   $  45,744,859   $1,022,111,348  $ 233,960,702
                                          =============   =============   ==============  =============
Class X Shares:
Net Assets..............................  $ 316,195,567   $  33,138,282   $1,022,334,705  $ 165,465,381
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     18,917,665       8,323,928       45,110,315     15,794,931
    Net Asset Value Per Share...........  $       16.71   $        3.98   $        22.66  $       10.48
                                          =============   =============   ==============  =============
Class Y Shares:
Net Assets..............................  $  20,858,381   $   1,640,328   $   61,109,762  $  46,134,023
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,252,719         412,419        2,698,838      4,420,170
    Net Asset Value Per Share...........  $       16.65   $        3.98   $        22.64  $       10.44
                                          =============   =============   ==============  =============

---------------------

 **   INCLUDES FOREIGN CASH OF $194,880.

Morgan Stanley Variable Investment Series
Financial Statements CONTINUED

Statements of Assets and Liabilities CONTINUED
DECEMBER 31, 2001

                                           Competitive
                                               Edge
                                           "Best Ideas"
                                          --------------
Assets:
Investments in securities, at value*....  $  45,941,594
Cash....................................          3,985
Receivable for:
  Investments sold......................       --
  Shares of beneficial interest sold....         12,628
  Dividends.............................         34,970
  Interest..............................       --
  Foreign withholding taxes reclaimed...         31,376
Prepaid expenses and other assets.......            664
Receivable from affiliate...............       --
                                          -------------
    Total Assets........................     46,025,217
                                          -------------
Liabilities:
Payable for:
  Investments purchased.................       --
  Shares of beneficial interest
   repurchased..........................         20,639
  Variation margin......................       --
  Distribution fee (Class Y)............          1,223
  Investment management fee.............         25,472
Accrued expenses and other payables.....         25,374
                                          -------------
    Total Liabilities...................         72,708
                                          -------------
    Net Assets..........................  $  45,952,509
                                          =============
Composition of Net Assets:
Paid-in-capital.........................  $  70,088,823
Accumulated undistributed net investment
 income.................................        298,261
Accumulated net realized loss...........    (15,826,647)
Net unrealized appreciation
 (depreciation).........................     (8,607,928)
                                          -------------
    Net Assets..........................  $  45,952,509
                                          =============
    *Cost...............................  $  54,549,996
                                          =============
Class X Shares:
Net Assets..............................  $  40,083,777
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      5,592,654
    Net Asset Value Per Share...........  $        7.17
                                          =============
Class Y Shares:
Net Assets..............................  $   5,868,732
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............        821,979
    Net Asset Value Per Share...........  $        7.14
                                          =============


                                            Aggressive
                                              Equity       Information      Strategist
                                          --------------  --------------  --------------
Assets:
Investments in securities, at value*....  $  88,944,093   $  11,805,945   $ 676,125,006
Cash....................................       --                37,017        --
Receivable for:
  Investments sold......................        356,809        --             1,946,286
  Shares of beneficial interest sold....         70,837           8,333         327,168
  Dividends.............................         46,807           1,811         418,989
  Interest..............................       --                 9,240       1,272,944
  Foreign withholding taxes reclaimed...       --              --              --
Prepaid expenses and other assets.......          2,429             204          13,139
Receivable from affiliate...............       --                36,335        --
                                          -------------   -------------   -------------
    Total Assets........................     89,420,975      11,898,885     680,103,532
                                          -------------   -------------   -------------
Liabilities:
Payable for:
  Investments purchased.................      1,156,061        --           108,804,290
  Shares of beneficial interest
   repurchased..........................         90,452           4,512         421,099
  Variation margin......................       --              --                10,265
  Distribution fee (Class Y)............          3,893           1,565           9,836
  Investment management fee.............         56,377        --               241,720
Accrued expenses and other payables.....         44,906          31,945          75,154
                                          -------------   -------------   -------------
    Total Liabilities...................      1,351,689          38,022     109,562,364
                                          -------------   -------------   -------------
    Net Assets..........................  $  88,069,286   $  11,860,863   $ 570,541,168
                                          =============   =============   =============
Composition of Net Assets:
Paid-in-capital.........................  $ 135,566,600   $  16,690,715   $ 533,020,238
Accumulated undistributed net investment
 income.................................        184,187          96,546         172,160
Accumulated net realized loss...........    (51,038,626)     (4,579,947)    (23,568,625)
Net unrealized appreciation
 (depreciation).........................      3,357,125        (346,451)     60,917,395
                                          -------------   -------------   -------------
    Net Assets..........................  $  88,069,286   $  11,860,863   $ 570,541,168
                                          =============   =============   =============
    *Cost...............................  $  85,586,968   $  12,152,396   $ 615,201,688
                                          =============   =============   =============
Class X Shares:
Net Assets..............................  $  69,417,702   $   4,434,357   $ 522,655,329
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      6,803,098         835,104      37,491,595
    Net Asset Value Per Share...........  $       10.20   $        5.31   $       13.94
                                          =============   =============   =============
Class Y Shares:
Net Assets..............................  $  18,651,584   $   7,426,506   $  47,885,839
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,833,640       1,402,127       3,437,900
    Net Asset Value Per Share...........  $       10.17   $        5.30   $       13.93
                                          =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

                                              Money         Short-Term    Quality Income       High
                                              Market           Bond            Plus           Yield         Utilities
                                          --------------  --------------  --------------  --------------  --------------
Investment Income:
Income
  Interest..............................  $  21,080,306   $   1,126,465   $  29,169,161   $  18,440,859   $   3,340,235
  Dividends.............................       --              --              --              --             9,535,648*
                                          -------------   -------------   -------------   -------------   -------------
    Total Income........................     21,080,306       1,126,465      29,169,161      18,440,859      12,875,883
                                          -------------   -------------   -------------   -------------   -------------
Expenses
  Investment management fee.............      2,487,979         115,398       2,297,200         514,608       2,940,607
  Distribution fee (Class Y shares).....        159,510          25,690          66,513          11,153          54,717
  Professional fees.....................         26,629          24,240          33,610          45,831          29,619
  Custodian fees........................         27,796          22,701          43,220           9,175          23,979
  Shareholder reports and notices.......         17,152           1,454          30,949          31,159          28,168
  Trustees' fees and expenses...........            855             158             825             212             955
  Transfer agent fees and expenses......            500             500             500             500             500
  Other.................................          2,717           3,252           7,954           7,420           5,042
                                          -------------   -------------   -------------   -------------   -------------
    Total Expenses......................      2,723,138         193,393       2,480,771         620,058       3,083,587
Less: expense offset....................       --               (16,260)       --              --              --
Less: amounts waived/reimbursed.........       --               (11,844)       --              --              --
                                          -------------   -------------   -------------   -------------   -------------
    Net Expenses........................      2,723,138         165,289       2,480,771         620,058       3,083,587
                                          -------------   -------------   -------------   -------------   -------------
    Net Investment Income...............     18,357,168         961,176      26,688,390      17,820,801       9,792,296
                                          -------------   -------------   -------------   -------------   -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments...........................          5,214         302,230       8,325,417     (47,026,073)      5,575,752
  Futures contracts.....................       --                 7,944         465,480        --              --
                                          -------------   -------------   -------------   -------------   -------------
      Net Gain (Loss)...................          5,214         310,174       8,790,897     (47,026,073)      5,575,752
                                          -------------   -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................       --               226,539       3,867,595     (11,351,187)   (150,471,025)
  Futures contracts.....................       --                   771       1,461,112        --              --
                                          -------------   -------------   -------------   -------------   -------------
      Net Appreciation (Depreciation)...       --               227,310       5,328,707     (11,351,187)   (150,471,025)
                                          -------------   -------------   -------------   -------------   -------------
      Net Gain (Loss)...................          5,214         537,484      14,119,604     (58,377,260)   (144,895,273)
                                          -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease).................  $  18,362,382   $   1,498,660   $  40,807,994   $ (40,556,459)  $(135,102,977)
                                          =============   =============   =============   =============   =============

---------------------

 *    NET OF $46,888 FOREIGN WITHHOLDING TAX.

Morgan Stanley Variable Investment Series
Financial Statements CONTINUED

Statements of Operations CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                             Dividend        Capital      Global Dividend
                                          Income Builder      Growth          Growth          Growth
                                          --------------  --------------  --------------  ---------------
Investment Income:
Income
  Interest..............................  $   1,771,960   $     256,841   $     433,442    $     404,699
  Dividends.............................      1,659,952      34,486,664*        797,053*       7,992,621*
                                          -------------   -------------   -------------    -------------
    Total Income........................      3,431,912      34,743,505       1,230,495        8,397,320
                                          -------------   -------------   -------------    -------------
Expenses
  Investment management fee.............        502,750       7,727,136         888,331        2,459,977
  Distribution fee (Class Y shares).....          9,604          94,097          12,174           14,318
  Professional fees.....................         22,930          29,320          29,895           32,576
  Custodian fees........................          6,811          81,313          26,912           74,625
  Shareholder reports and notices.......          9,479         127,351          12,667           47,996
  Trustees' fees and expenses...........            536           7,271             894            2,769
  Transfer agent fees and expenses......            500             500             500              500
  Other.................................          2,600          11,188           1,212           11,922
                                          -------------   -------------   -------------    -------------
    Total Expenses......................        555,210       8,078,176         972,585        2,644,683
Less: amounts waived/reimbursed.........       --              --              --               --
                                          -------------   -------------   -------------    -------------
    Net Expenses........................        555,210       8,078,176         972,585        2,644,683
                                          -------------   -------------   -------------    -------------
    Net Investment Income (Loss)........      2,876,702      26,665,329         257,910        5,752,637
                                          -------------   -------------   -------------    -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments...........................     (6,125,756)   (104,386,936)    (26,223,368)      (6,825,497)
  Futures contracts.....................       --              --              --               --
  Foreign exchange transactions.........       --              --              --                (10,165)
                                          -------------   -------------   -------------    -------------
      Net Loss..........................     (6,125,756)   (104,386,936)    (26,223,368)      (6,835,662)
                                          -------------   -------------   -------------    -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................      4,344,566      (2,096,175)    (20,160,783)     (21,664,148)
  Futures contracts.....................       --              --              --               --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --              --              --                 (9,434)
                                          -------------   -------------   -------------    -------------
      Net Appreciation (Depreciation)...      4,344,566      (2,096,175)    (20,160,783)     (21,673,582)
                                          -------------   -------------   -------------    -------------
      Net Loss..........................     (1,781,190)   (106,483,111)    (46,384,151)     (28,509,244)
                                          -------------   -------------   -------------    -------------
Net Increase (Decrease).................  $   1,095,512   $ (79,817,782)  $ (46,126,241)   $ (22,756,607)
                                          =============   =============   =============    =============

---------------------

 *    NET OF $322,464, $4,633, $714,167, $896,268, $98,088, $57,957, $11,541,
      $49,881, $1,677, $132, AND $16,690 FOREIGN WITHHOLDING TAX, RESPECTIVELY.
 **   NET OF FOREIGN TAXES OF $13,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             European        Pacific
                                              Growth          Growth          Equity      S&P 500 Index
                                          --------------  --------------  --------------  --------------
Investment Income:
Income
  Interest..............................  $     524,814   $      97,559   $   7,103,431   $     316,290
  Dividends.............................      6,299,392*        640,189*      6,656,391*      2,630,765*
                                          -------------   -------------   -------------   -------------
    Total Income........................      6,824,206         737,748      13,759,822       2,947,055
                                          -------------   -------------   -------------   -------------
Expenses
  Investment management fee.............      3,806,995         483,401       6,418,456         837,012
  Distribution fee (Class Y shares).....         42,296           4,796         111,991          70,452
  Professional fees.....................         32,593          44,676          30,065          19,225
  Custodian fees........................        177,791         310,857          66,905          63,627
  Shareholder reports and notices.......         63,899          21,945         124,482          23,537
  Trustees' fees and expenses...........          3,403             334           9,043           2,299
  Transfer agent fees and expenses......            500             500             500             500
  Other.................................          9,485          19,263          12,045          21,804
                                          -------------   -------------   -------------   -------------
    Total Expenses......................      4,136,962         885,772       6,773,487       1,038,456
Less: amounts waived/reimbursed.........       --              --              --              --
                                          -------------   -------------   -------------   -------------
    Net Expenses........................      4,136,962         885,772       6,773,487       1,038,456
                                          -------------   -------------   -------------   -------------
    Net Investment Income (Loss)........      2,687,244        (148,024)      6,986,335       1,908,599
                                          -------------   -------------   -------------   -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments...........................    (55,518,318)    (12,696,356)**  (448,383,743)    (5,914,126)
  Futures contracts.....................       --              --              --            (2,207,403)
  Foreign exchange transactions.........      2,089,625        (112,376)       --              --
                                          -------------   -------------   -------------   -------------
      Net Loss..........................    (53,428,693)    (12,808,732)   (448,383,743)     (8,121,529)
                                          -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................    (36,500,577)      1,876,518     (41,792,666)    (23,096,340)
  Futures contracts.....................       --              --              --               164,253
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       (847,073)         12,551        --              --
                                          -------------   -------------   -------------   -------------
      Net Appreciation (Depreciation)...    (37,347,650)      1,889,069     (41,792,666)    (22,932,087)
                                          -------------   -------------   -------------   -------------
      Net Loss..........................    (90,776,343)    (10,919,663)   (490,176,409)    (31,053,616)
                                          -------------   -------------   -------------   -------------
Net Increase (Decrease).................  $ (88,089,099)  $ (11,067,687)  $(483,190,074)  $ (29,145,017)
                                          =============   =============   =============   =============

                                          Competitive Edge    Aggressive
                                            "Best Ideas"        Equity       Information      Strategist
                                          ----------------  --------------  --------------  --------------
Investment Income:
Income
  Interest..............................    $      75,687   $     449,088   $      90,163   $  15,481,549
  Dividends.............................          671,842*        669,183*         18,177*      3,574,144*
                                            -------------   -------------   -------------   -------------
    Total Income........................          747,529       1,118,271         108,340      19,055,693
                                            -------------   -------------   -------------   -------------
Expenses
  Investment management fee.............          374,809         797,144          64,005       3,124,988
  Distribution fee (Class Y shares).....           13,328          39,838          11,794          85,536
  Professional fees.....................           21,351          19,337          49,656          31,983
  Custodian fees........................           18,549          55,760          22,748          39,761
  Shareholder reports and notices.......           12,323          19,179             531          51,910
  Trustees' fees and expenses...........              506           1,167              18           1,245
  Transfer agent fees and expenses......              500             500             500             500
  Other.................................            1,900           1,157           1,014          11,695
                                            -------------   -------------   -------------   -------------
    Total Expenses......................          443,266         934,082         150,266       3,347,618
Less: amounts waived/reimbursed.........        --               --              (138,472)       --
                                            -------------   -------------   -------------   -------------
    Net Expenses........................          443,266         934,082          11,794       3,347,618
                                            -------------   -------------   -------------   -------------
    Net Investment Income (Loss)........          304,263         184,189          96,546      15,708,075
                                            -------------   -------------   -------------   -------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments...........................      (15,318,479)    (34,359,108)     (4,563,372)    (14,024,853)
  Futures contracts.....................        --               --              --               497,078
  Foreign exchange transactions.........           (4,896)       --              --              --
                                            -------------   -------------   -------------   -------------
      Net Loss..........................      (15,323,375)    (34,359,108)     (4,563,372)    (13,527,775)
                                            -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................       (1,752,683)     (8,047,510)        (60,847)    (75,235,258)
  Futures contracts.....................        --               --              --                (5,923)
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................              (69)       --              --              --
                                            -------------   -------------   -------------   -------------
      Net Appreciation (Depreciation)...       (1,752,752)     (8,047,510)        (60,847)    (75,241,181)
                                            -------------   -------------   -------------   -------------
      Net Loss..........................      (17,076,127)    (42,406,618)     (4,624,219)    (88,768,956)
                                            -------------   -------------   -------------   -------------
Net Increase (Decrease).................    $ (16,771,864)  $ (42,222,429)  $  (4,527,673)  $ (73,060,881)
                                            =============   =============   =============   =============

---------------------

 *    NET OF $322,464, $4,633, $714,167, $896,268, $98,088, $57,957, $11,541,
      $49,881, $1,677, $132, AND $16,690 FOREIGN WITHHOLDING TAX, RESPECTIVELY.
 **   NET OF FOREIGN TAXES OF $13,789.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Changes in Net Assets

                                                           Money Market                          Short-Term Bond
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $  18,357,168       $  22,560,142      $     961,176       $     276,431
  Net realized gain (loss)...................            5,214               2,431            310,174              (1,534)
  Net change in unrealized
   appreciation/depreciation.................        --                  --                   227,310              48,780
                                                 -------------       -------------      -------------       -------------
    Net Increase (Decrease)..................       18,362,382          22,562,573          1,498,660             323,677
                                                 -------------       -------------      -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................      (16,395,899)        (22,379,796)          (679,053)           (256,046)
  Class Y Shares.............................       (1,961,364)           (180,251)          (429,836)            (18,021)
Net realized gain
  Class X Shares.............................           (4,750)             (2,394)         --                  --
  Class Y Shares.............................             (464)                (37)         --                  --
Paid-in-capital
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
                                                 -------------       -------------      -------------       -------------
    Total Dividends and Distributions........      (18,362,477)        (22,562,478)        (1,108,889)           (274,067)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      186,111,839         (63,037,023)        42,661,275           4,632,500
                                                 -------------       -------------      -------------       -------------
    Total Increase (Decrease)................      186,111,744         (63,036,928)        43,051,046           4,682,110
Net Assets:
Beginning of period..........................      372,606,183         435,643,111          7,856,699           3,174,589
                                                 -------------       -------------      -------------       -------------
End of Period................................    $ 558,717,927       $ 372,606,183      $  50,907,745       $   7,856,699
                                                 =============       =============      =============       =============
Undistributed Net Investment Income (Loss)...    $         189       $         284      $     (83,095)      $       2,364
                                                 =============       =============      =============       =============

---------------------

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                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        Quality Income Plus                        High Yield
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $  26,688,390       $  28,732,096      $  17,820,801       $  38,051,913
  Net realized gain (loss)...................        8,790,897         (10,516,981)       (47,026,073)         (3,132,579)
  Net change in unrealized
   appreciation/depreciation.................        5,328,707          25,002,447        (11,351,187)       (102,561,779)
                                                 -------------       -------------      -------------       -------------
    Net Increase (Decrease)..................       40,807,994          43,217,562        (40,556,459)        (67,642,445)
                                                 -------------       -------------      -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................      (25,847,068)        (28,551,058)       (17,433,199)        (37,708,110)
  Class Y Shares.............................       (1,575,298)            (80,831)          (877,856)           (181,257)
Net realized gain
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
Paid-in-capital
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
                                                 -------------       -------------      -------------       -------------
    Total Dividends and Distributions........      (27,422,366)        (28,631,889)       (18,311,055)        (37,889,367)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       81,802,351         (59,032,899)        (1,091,250)        (43,559,323)
                                                 -------------       -------------      -------------       -------------
    Total Increase (Decrease)................       95,187,979         (44,447,226)       (59,958,764)       (149,091,135)
Net Assets:
Beginning of period..........................      411,684,625         456,131,851        130,592,337         279,683,472
                                                 -------------       -------------      -------------       -------------
End of Period................................    $ 506,872,604       $ 411,684,625      $  70,633,573       $ 130,592,337
                                                 =============       =============      =============       =============
Undistributed Net Investment Income (Loss)...    $    (475,593)      $     170,211      $     942,409       $     183,893
                                                 =============       =============      =============       =============

                                                             Utilities                           Income Builder
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $   9,792,296       $  12,506,131      $   2,876,702       $   3,364,951
  Net realized gain (loss)...................        5,575,752          22,995,021         (6,125,756)         (1,439,206)
  Net change in unrealized
   appreciation/depreciation.................     (150,471,025)        (17,897,321)         4,344,566          (2,608,659)
                                                 -------------       -------------      -------------       -------------
    Net Increase (Decrease)..................     (135,102,977)         17,603,831          1,095,512            (682,914)
                                                 -------------       -------------      -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................       (9,551,429)        (12,359,196)        (2,768,953)         (3,258,344)
  Class Y Shares.............................         (474,333)           (137,756)          (185,469)            (16,825)
Net realized gain
  Class X Shares.............................      (27,668,154)        (33,661,404)         --                  --
  Class Y Shares.............................       (1,423,813)            (57,888)         --                  --
Paid-in-capital
  Class X Shares.............................        --                  --                  (107,996)           (188,897)
  Class Y Shares.............................        --                  --                    (7,234)               (975)
                                                 -------------       -------------      -------------       -------------
    Total Dividends and Distributions........      (39,117,729)        (46,216,244)        (3,069,652)         (3,465,041)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (44,283,875)         18,929,027         11,833,945         (17,121,201)
                                                 -------------       -------------      -------------       -------------
    Total Increase (Decrease)................     (218,504,581)         (9,683,386)         9,859,805         (21,269,156)
Net Assets:
Beginning of period..........................      570,803,566         580,486,952         60,347,180          81,616,336
                                                 -------------       -------------      -------------       -------------
End of Period................................    $ 352,298,985       $ 570,803,566      $  70,206,985       $  60,347,180
                                                 =============       =============      =============       =============
Undistributed Net Investment Income (Loss)...    $     (27,612)      $       9,160      $      (6,414)      $      29,137
                                                 =============       =============      =============       =============

---------------------

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                                      159

Morgan Stanley Variable Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED

                                                          Dividend Growth                        Capital Growth
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss)...............   $   26,665,329      $   33,434,804      $     257,910       $     801,077
  Net realized gain (loss)...................     (104,386,936)       (247,633,286)       (26,223,368)          8,578,573
  Net change in unrealized
   appreciation/depreciation.................       (2,096,175)        255,968,189        (20,160,783)         (7,754,345)
                                                --------------      --------------      -------------       -------------
    Net Increase (Decrease)..................      (79,817,782)         41,769,707        (46,126,241)          1,625,305
                                                --------------      --------------      -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................      (25,946,577)        (33,410,710)          (773,047)            (16,143)
  Class Y Shares.............................         (709,013)           (116,132)           (27,695)                (51)
Net realized gain
  Class X Shares.............................        --               (355,389,540)        (9,671,004)        (31,601,359)
  Class Y Shares.............................        --                   (366,002)          (378,927)            (99,741)
                                                --------------      --------------      -------------       -------------
    Total Dividends and Distributions........      (26,655,590)       (389,282,384)       (10,850,673)        (31,717,294)
                                                --------------      --------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (146,076,979)       (114,494,397)       (19,347,265)         45,543,036
                                                --------------      --------------      -------------       -------------
    Total Increase (Decrease)................     (252,550,351)       (462,007,074)       (76,324,179)         15,451,047
Net Assets:
Beginning of period..........................    1,571,806,853       2,033,813,927        186,702,463         171,251,416
                                                --------------      --------------      -------------       -------------
End of Period................................   $1,319,256,502      $1,571,806,853      $ 110,378,284       $ 186,702,463
                                                ==============      ==============      =============       =============
Undistributed Net Investment Income (Loss)...   $           44      $       (9,695)     $     257,317       $     800,627
                                                ==============      ==============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      Global Dividend Growth                     European Growth
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $   5,752,637       $   7,867,441      $   2,687,244       $   2,594,600
  Net realized gain (loss)...................       (6,835,662)          7,688,701        (53,428,693)         76,598,627
  Net change in unrealized
   appreciation/depreciation.................      (21,673,582)        (33,765,802)       (37,347,650)       (105,877,322)
                                                 -------------       -------------      -------------       -------------
    Net Increase (Decrease)..................      (22,756,607)        (18,209,660)       (88,089,099)        (26,684,095)
                                                 -------------       -------------      -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................       (8,890,511)         (2,796,221)        (4,595,028)         (3,290,821)
  Class Y Shares.............................         (157,422)          --                  (189,010)             (8,172)
Net realized gain
  Class X Shares.............................       (3,829,787)        (38,145,152)       (72,684,527)        (84,881,334)
  Class Y Shares.............................          (68,473)            (20,655)        (3,122,453)           (210,787)
                                                 -------------       -------------      -------------       -------------
    Total Dividends and Distributions........      (12,946,193)        (40,962,028)       (80,591,018)        (88,391,114)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (44,625,980)        (71,777,150)       (13,211,066)         54,315,573
                                                 -------------       -------------      -------------       -------------
    Total Increase (Decrease)................      (80,328,780)       (130,948,838)      (181,891,183)        (60,759,636)
Net Assets:
Beginning of period..........................      375,980,652         506,929,490        518,945,131         579,704,767
                                                 -------------       -------------      -------------       -------------
End of Period................................    $ 295,651,872       $ 375,980,652      $ 337,053,948       $ 518,945,131
                                                 =============       =============      =============       =============
Undistributed Net Investment Income (Loss)...    $   3,453,657       $   6,759,117      $   4,047,787       $   4,054,954
                                                 =============       =============      =============       =============

                                                          Pacific Growth                             Equity
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $    (148,024)      $      18,108     $    6,986,335      $   12,933,151
  Net realized gain (loss)...................      (12,808,732)          4,924,305       (448,383,743)        241,612,765
  Net change in unrealized
   appreciation/depreciation.................        1,889,069         (37,297,247)       (41,792,666)       (526,098,393)
                                                 -------------       -------------     --------------      --------------
    Net Increase (Decrease)..................      (11,067,687)        (32,354,834)      (483,190,074)       (271,552,477)
                                                 -------------       -------------     --------------      --------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................         (889,116)         (1,544,980)        (6,874,464)        (12,785,786)
  Class Y Shares.............................          (45,120)               (892)          (142,001)           (118,384)
Net realized gain
  Class X Shares.............................        --                  --              (279,989,635)       (309,799,810)
  Class Y Shares.............................        --                  --               (10,606,414)           (519,733)
                                                 -------------       -------------     --------------      --------------
    Total Dividends and Distributions........         (934,236)         (1,545,872)      (297,612,514)       (323,223,713)
                                                 -------------       -------------     --------------      --------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (18,157,070)        (17,089,075)        14,210,309         361,741,551
                                                 -------------       -------------     --------------      --------------
    Total Increase (Decrease)................      (30,158,993)        (50,989,781)      (766,592,279)       (233,034,639)
Net Assets:
Beginning of period..........................       64,937,603         115,927,384      1,850,036,746       2,083,071,385
                                                 -------------       -------------     --------------      --------------
End of Period................................    $  34,778,610       $  64,937,603     $1,083,444,467      $1,850,036,746
                                                 =============       =============     ==============      ==============
Undistributed Net Investment Income (Loss)...    $    (137,590)      $     (45,639)    $       (1,170)     $       28,983
                                                 =============       =============     ==============      ==============

---------------------

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                                      161

Morgan Stanley Variable Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED

                                                           S&P 500 Index                  Competitive Edge "Best Ideas"
                                               -------------------------------------  -------------------------------------
                                                 For The Year        For The Year       For The Year        For The Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $   1,908,599       $   1,936,508      $     304,263      $     386,773
  Net realized gain (loss)...................       (8,121,529)           (569,474)       (15,323,375)         5,361,073
  Net change in unrealized
   appreciation/depreciation.................      (22,932,087)        (23,329,057)        (1,752,752)       (20,691,597)
                                                 -------------       -------------      -------------      -------------
    Net Increase (Decrease)..................      (29,145,017)        (21,962,023)       (16,771,864)       (14,943,751)
                                                 -------------       -------------      -------------      -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................       (1,685,269)         (1,171,429)          (348,939)          (314,559)
  Class Y Shares.............................         (251,291)             (8,524)           (32,735)            (2,328)
Net realized gain
  Class X Shares.............................        --                 (1,055,974)        (3,960,881)         --
  Class Y Shares.............................        --                     (7,684)          (413,197)         --
                                                 -------------       -------------      -------------      -------------
    Total Dividends and Distributions........       (1,936,560)         (2,243,611)        (4,755,752)          (316,887)
                                                 -------------       -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       19,427,233          61,496,562         (7,067,984)        27,513,945
                                                 -------------       -------------      -------------      -------------
    Total Increase (Decrease)................      (11,654,344)         37,290,928        (28,595,600)        12,253,307
Net Assets:
Beginning of period..........................      223,253,748         185,962,820         74,548,109         62,294,802
                                                 -------------       -------------      -------------      -------------
End of Period................................    $ 211,599,404       $ 223,253,748      $  45,952,509      $  74,548,109
                                                 =============       =============      =============      =============
Undistributed Net Investment Income..........    $   1,908,500       $   1,936,461      $     298,261      $     380,569
                                                 =============       =============      =============      =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         Aggressive Equity                         Information
                                               -------------------------------------  --------------------------------------
                                                 For The Year        For The Year       For The Year       For The Period
                                                     Ended              Ended               Ended               Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000++
                                               -----------------  ------------------  -----------------  -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $     184,189       $     390,024      $      96,546       $      14,872
  Net realized gain (loss)...................      (34,359,108)        (16,497,626)        (4,563,372)            (16,575)
  Net change in unrealized
   appreciation/depreciation.................       (8,047,510)          4,022,722            (60,847)           (285,604)
                                                 -------------       -------------      -------------       -------------
    Net Increase (Decrease)..................      (42,222,429)        (12,084,880)        (4,527,673)           (287,307)
                                                 -------------       -------------      -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................         (337,431)            (49,395)            (7,156)          --
  Class Y Shares.............................          (52,589)               (497)            (8,125)          --
Net realized gain
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
                                                 -------------       -------------      -------------       -------------
    Total Dividends and Distributions........         (390,020)            (49,892)           (15,281)          --
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (21,367,646)        125,986,777         11,802,317           4,888,807
                                                 -------------       -------------      -------------       -------------
    Total Increase (Decrease)................      (63,980,095)        113,852,005          7,259,363           4,601,500
Net Assets:
Beginning of period..........................      152,049,381          38,197,376          4,601,500           --
                                                 -------------       -------------      -------------       -------------
End of Period................................    $  88,069,286       $ 152,049,381      $  11,860,863       $   4,601,500
                                                 =============       =============      =============       =============
Undistributed Net Investment Income (Loss)...    $     184,187       $     390,018      $      96,546       $      15,281
                                                 =============       =============      =============       =============

                                                            Strategist
                                               -------------------------------------
                                                 For The Year        For The Year
                                                     Ended              Ended
                                               December 31, 2001  December 31, 2000+
                                               -----------------  ------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income......................    $  15,708,075       $  19,788,254
  Net realized gain (loss)...................      (13,527,775)         26,318,018
  Net change in unrealized
   appreciation/depreciation.................      (75,241,181)        (34,158,403)
                                                 -------------       -------------
    Net Increase (Decrease)..................      (73,060,881)         11,947,869
                                                 -------------       -------------
Dividends and Distributions to Shareholders
 from:
Net investment income
  Class X Shares.............................      (15,113,265)        (19,395,713)
  Class Y Shares.............................         (872,432)           (245,565)
Net realized gain
  Class X Shares.............................      (25,786,206)        (85,487,009)
  Class Y Shares.............................       (1,505,344)           (209,745)
                                                 -------------       -------------
    Total Dividends and Distributions........      (43,277,247)       (105,338,032)
                                                 -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (37,790,181)         88,358,964
                                                 -------------       -------------
    Total Increase (Decrease)................     (154,128,309)         (5,031,199)
Net Assets:
Beginning of period..........................      724,669,477         729,700,676
                                                 -------------       -------------
End of Period................................    $ 570,541,168       $ 724,669,477
                                                 =============       =============
Undistributed Net Investment Income (Loss)...    $     172,160       $     149,692
                                                 =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

Statements of Changes in Net Assets CONTINUED
Summary of Transactions in Shares of Beneficial Interest

                                                           Money Market                          Short-Term Bond
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................     1,327,878,803        934,549,163          3,131,178             733,662
Reinvestment of dividends and
 distributions...............................        16,400,649         22,382,190             67,272              25,864
Redeemed.....................................    (1,250,307,217)    (1,033,781,220)        (1,301,529)           (435,676)
                                                ---------------    ---------------      -------------       -------------
Net increase (decrease) - Class X............        93,972,235        (76,849,867)         1,896,921             323,850
                                                ===============    ===============      =============       =============
AMOUNT
Sold.........................................   $ 1,327,878,803    $   934,549,163      $  31,630,451       $   7,265,518
Reinvestment of dividends and
 distributions...............................        16,400,649         22,382,190            679,053             256,046
Redeemed.....................................    (1,250,307,217)    (1,033,781,220)       (13,110,927)         (4,317,357)
                                                ---------------    ---------------      -------------       -------------
Net increase (decrease) - Class X............   $    93,972,235    $   (76,849,867)     $  19,198,577       $   3,204,207
                                                ===============    ===============      =============       =============

Class Y Shares
SHARES
Sold.........................................       364,123,457         21,834,091          3,368,543             152,198
Reinvestment of dividends and
 distributions...............................         1,961,828            180,288             42,519               1,815
Redeemed.....................................      (273,945,681)        (8,201,535)        (1,088,304)            (10,295)
                                                ---------------    ---------------      -------------       -------------
Net increase - Class Y.......................        92,139,604         13,812,844          2,322,758             143,718
                                                ===============    ===============      =============       =============
AMOUNT
Sold.........................................   $   364,123,457    $    21,834,091      $  34,082,425       $   1,512,471
Reinvestment of dividends and
 distributions...............................         1,961,828            180,288            429,836              18,021
Redeemed.....................................      (273,945,681)        (8,201,535)       (11,049,563)           (102,199)
                                                ---------------    ---------------      -------------       -------------
Net increase - Class Y.......................   $    92,139,604    $    13,812,844      $  23,462,698       $   1,428,293
                                                ===============    ===============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        Quality Income Plus                        High Yield
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................       15,119,925           5,308,884         18,143,830           7,327,491
Reinvestment of dividends and
 distributions...............................        2,472,345           2,888,463          9,657,042          10,699,948
Redeemed.....................................      (14,430,593)        (14,707,375)       (32,334,252)        (29,780,742)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............        3,161,677          (6,510,028)        (4,533,380)        (11,753,303)
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $ 158,201,213       $  52,461,632      $  38,065,972       $  26,691,531
Reinvestment of dividends and
 distributions...............................       25,847,068          28,551,058         17,433,199          37,708,109
Redeemed.....................................     (150,702,586)       (145,125,419)       (63,688,048)       (110,680,449)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............    $  33,345,695       $ (64,112,729)     $  (8,188,877)      $ (46,280,809)
                                                 =============       =============      =============       =============

Class Y Shares
SHARES
Sold.........................................        5,159,930             521,019          4,414,455             838,148
Reinvestment of dividends and
 distributions...............................          150,006               8,045            528,829              62,141
Redeemed.....................................         (680,391)            (22,297)        (1,124,542)           (100,749)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................        4,629,545             506,767          3,818,742             799,540
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  54,006,767       $   5,222,238      $   8,282,640       $   2,862,807
Reinvestment of dividends and
 distributions...............................        1,575,298              80,830            877,856             181,257
Redeemed.....................................       (7,125,409)           (223,238)        (2,062,869)           (322,578)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................    $  48,456,656       $   5,079,830      $   7,097,627       $   2,721,486
                                                 =============       =============      =============       =============

                                                             Utilities                           Income Builder
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................        2,190,761           3,339,684          2,673,254             596,272
Reinvestment of dividends and
 distributions...............................        2,109,497           2,132,995            268,707             318,465
Redeemed.....................................       (7,487,969)         (5,380,502)        (2,468,891)         (2,580,512)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............       (3,187,711)             92,177            473,070          (1,665,775)
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  40,178,802       $  75,452,968      $  29,639,063       $   6,501,915
Reinvestment of dividends and
 distributions...............................       37,219,583          46,020,620          2,876,950           3,447,241
Redeemed.....................................     (135,821,222)       (121,835,075)       (27,104,429)        (28,033,361)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............    $ (58,422,837)      $    (361,487)     $   5,411,584       $ (18,084,205)
                                                 =============       =============      =============       =============
Class Y Shares
SHARES
Sold.........................................        1,304,995             911,424            674,648              96,113
Reinvestment of dividends and
 distributions...............................          108,451               8,984             18,183               1,646
Redeemed.....................................         (625,512)            (40,731)          (107,327)             (8,845)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................          787,934             879,677            585,504              88,914
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  23,965,784       $  19,996,170      $   7,363,430       $   1,040,551
Reinvestment of dividends and
 distributions...............................        1,898,146             195,644            192,703              17,800
Redeemed.....................................      (11,724,968)           (901,300)        (1,133,772)            (95,347)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................    $  14,138,962       $  19,290,514      $   6,422,361       $     963,004
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED
Summary of Transactions in Shares of Beneficial Interest CONTINUED

                                                          Dividend Growth                        Capital Growth
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................        8,370,592           6,915,502          1,066,597           2,339,000
Reinvestment of dividends and
 distributions...............................        1,918,988          29,902,455            663,536           1,544,543
Redeemed.....................................      (23,994,002)        (40,746,272)        (3,267,914)         (1,968,416)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............      (13,704,422)         (3,928,315)        (1,537,781)          1,915,127
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $ 118,517,749       $ 107,878,599      $  17,791,534       $  53,795,246
Reinvestment of dividends and
 distributions...............................       25,946,577         379,049,270         10,444,051          31,601,359
Redeemed.....................................     (334,828,122)       (619,548,550)       (52,411,078)        (43,563,364)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............    $(190,363,796)      $(132,620,681)     $ (24,175,493)      $  41,833,241
                                                 =============       =============      =============       =============

Class Y Shares
SHARES
Sold.........................................        3,957,756           1,340,964            365,012             186,139
Reinvestment of dividends and
 distributions...............................           53,019              37,255             25,900               4,877
Redeemed.....................................         (843,290)            (60,977)           (82,314)            (13,681)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................        3,167,485           1,317,242            308,598             177,335
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  55,420,396       $  18,463,831      $   5,653,670       $   3,889,764
Reinvestment of dividends and
 distributions...............................          709,013             482,134            406,622              99,741
Redeemed.....................................      (11,842,592)           (819,681)        (1,232,064)           (279,710)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................    $  44,286,817       $  18,126,284      $   4,828,228       $   3,709,795
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      Global Dividend Growth                     European Growth
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................        2,547,819           2,246,998         11,284,455           9,230,245
Reinvestment of dividends and
 distributions...............................        1,079,822           3,301,049          4,446,465           3,299,856
Redeemed.....................................       (8,141,744)        (11,288,529)       (16,852,961)        (10,913,565)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............       (4,514,103)         (5,740,482)        (1,122,041)          1,616,536
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  30,457,581       $  28,967,660      $ 219,081,336       $ 272,639,151
Reinvestment of dividends and
 distributions...............................       12,720,298          40,941,373         77,279,555          88,172,155
Redeemed.....................................      (96,536,326)       (143,825,063)      (325,114,133)       (317,442,661)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............    $ (53,358,447)      $ (73,916,030)     $ (28,753,242)      $  43,368,645
                                                 =============       =============      =============       =============

Class Y Shares
SHARES
Sold.........................................          856,167             186,212          6,049,689             468,981
Reinvestment of dividends and
 distributions...............................           19,225               1,677            191,083               8,195
Redeemed.....................................         (131,472)            (13,917)        (5,405,710)            (59,519)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................          743,920             173,972            835,062             417,657
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  10,018,100       $   2,287,280      $ 104,636,188       $  12,215,627
Reinvestment of dividends and
 distributions...............................          225,895              20,655          3,311,463             218,959
Redeemed.....................................       (1,511,528)           (169,055)       (92,405,475)         (1,487,658)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................    $   8,732,467       $   2,138,880      $  15,542,176       $  10,946,928
                                                 =============       =============      =============       =============

                                                          Pacific Growth                             Equity
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................      111,809,242          51,041,243          2,207,985           7,164,752
Reinvestment of dividends and
 distributions...............................          184,464             197,316         11,357,188           7,535,790
Redeemed.....................................     (115,218,886)        (53,387,675)       (14,280,240)         (7,537,949)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............       (3,225,180)         (2,149,116)          (715,067)          7,162,593
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $ 507,769,717       $ 359,491,480      $  65,478,473       $ 363,241,322
Reinvestment of dividends and
 distributions...............................          889,116           1,544,980        286,864,099         319,231,351
Redeemed.....................................     (527,267,864)       (379,056,684)      (389,764,092)       (355,434,066)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............    $ (18,609,031)      $ (18,020,224)     $ (37,421,520)      $ 327,038,607
                                                 =============       =============      =============       =============
Class Y Shares
SHARES
Sold.........................................       19,194,728             142,556          1,889,420             829,761
Reinvestment of dividends and
 distributions...............................            9,361                 114            426,095              14,864
Redeemed.....................................      (18,922,766)            (11,574)          (421,163)            (40,139)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................          281,323             131,096          1,894,352             804,486
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  82,178,698       $   1,009,590      $  51,929,531       $  35,773,057
Reinvestment of dividends and
 distributions...............................           45,120                 892         10,748,415             623,947
Redeemed.....................................      (81,771,857)            (79,333)       (11,046,117)         (1,694,060)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................    $     451,961       $     931,149      $  51,631,829       $  34,702,944
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
Financial Statements CONTINUED

Statements of Changes in Net Assets CONTINUED
Summary of Transactions in Shares of Beneficial Interest CONTINUED

                                                           S&P 500 Index                  Competitive Edge "Best Ideas"
                                               -------------------------------------  -------------------------------------
                                                 For the Year        For the Year       For the Year        For the Year
                                                     Ended              Ended               Ended              Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
Class X Shares
SHARES
Sold.........................................        3,535,737           6,860,524          1,888,226          3,173,771
Reinvestment of dividends and
 distributions...............................          151,553             168,487            544,857             26,257
Redeemed.....................................       (5,358,791)         (3,409,330)        (3,705,547)        (1,371,010)
                                                 -------------       -------------      -------------      -------------
Net increase (decrease) - Class X............       (1,671,501)          3,619,681         (1,272,464)         1,829,018
                                                 =============       =============      =============      =============
AMOUNT
Sold.........................................    $  38,618,659       $  89,722,478      $  16,869,592      $  37,675,407
Reinvestment of dividends and
 distributions...............................        1,685,269           2,227,401          4,309,820            314,559
Redeemed.....................................      (57,391,636)        (44,290,749)       (31,322,011)       (15,717,456)
                                                 -------------       -------------      -------------      -------------
Net increase (decrease) - Class X............    $ (17,087,708)      $  47,659,130      $ (10,142,599)     $  22,272,510
                                                 =============       =============      =============      =============

Class Y Shares
SHARES
Sold.........................................        4,013,501           1,162,112            453,466            508,335
Reinvestment of dividends and
 distributions...............................           22,639               1,226             56,519                194
Redeemed.....................................         (673,217)           (106,091)          (147,261)           (49,274)
                                                 -------------       -------------      -------------      -------------
Net increase - Class Y.......................        3,362,923           1,057,247            362,724            459,255
                                                 =============       =============      =============      =============
AMOUNT
Sold.........................................    $  43,449,899       $  15,208,446      $   3,789,065      $   5,807,167
Reinvestment of dividends and
 distributions...............................          251,291              16,208            445,932              2,328
Redeemed.....................................       (7,186,249)         (1,387,222)        (1,160,382)          (568,060)
                                                 -------------       -------------      -------------      -------------
Net increase - Class Y.......................    $  36,514,941       $  13,837,432      $   3,074,615      $   5,241,435
                                                 =============       =============      =============      =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         Aggressive Equity                         Information
                                               -------------------------------------  --------------------------------------
                                                 For the Year        For the Year       For the Year       For the Period
                                                     Ended              Ended               Ended               Ended
                                               December 31, 2001  December 31, 2000+  December 31, 2001  December 31, 2000++
                                               -----------------  ------------------  -----------------  -------------------
Class X Shares
SHARES
Sold.........................................        1,397,087           9,387,514          1,948,510             302,730
Reinvestment of dividends and
 distributions...............................           30,020               3,288              1,168           --
Redeemed.....................................       (4,314,752)         (2,321,837)        (1,403,159)            (14,145)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............       (2,887,645)          7,068,965            546,519             288,585
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  16,147,379       $ 146,383,257      $  12,940,416       $   2,991,621
Reinvestment of dividends and
 distributions...............................          337,431              49,395              7,156           --
Redeemed.....................................      (48,169,868)        (34,737,951)        (8,662,660)           (128,569)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) - Class X............    $ (31,685,058)      $ 111,694,701      $   4,284,912       $   2,863,052
                                                 =============       =============      =============       =============

Class Y Shares
SHARES
Sold.........................................        1,302,417           1,003,354          1,447,185             210,137
Reinvestment of dividends and
 distributions...............................            4,687                  33              1,328           --
Redeemed.....................................         (410,601)            (66,250)          (252,179)             (4,344)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................          896,503             937,137          1,196,334             205,793
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  14,654,081       $  15,298,277      $   8,921,999       $   2,068,622
Reinvestment of dividends and
 distributions...............................           52,589                 497              8,125           --
Redeemed.....................................       (4,389,258)         (1,006,698)        (1,412,719)            (42,867)
                                                 -------------       -------------      -------------       -------------
Net increase - Class Y.......................    $  10,317,412       $  14,292,076      $   7,517,405       $   2,025,755
                                                 =============       =============      =============       =============

                                                            Strategist
                                               -------------------------------------
                                                 For the Year        For the Year
                                                     Ended              Ended
                                               December 31, 2001  December 31, 2000+
                                               -----------------  ------------------
Class X Shares
SHARES
Sold.........................................        3,700,673           5,636,054
Reinvestment of dividends and
 distributions...............................        2,817,502           6,205,199
Redeemed.....................................      (11,126,380)         (7,949,205)
                                                 -------------       -------------
Net increase (decrease) - Class X............       (4,608,205)          3,892,048
                                                 =============       =============
AMOUNT
Sold.........................................    $  55,551,505       $ 102,563,826
Reinvestment of dividends and
 distributions...............................       40,899,471         104,882,722
Redeemed.....................................     (164,253,283)       (143,279,933)
                                                 -------------       -------------
Net increase (decrease) - Class X............    $ (67,802,307)      $  64,166,615
                                                 =============       =============
Class Y Shares
SHARES
Sold.........................................        2,679,997           1,463,098
Reinvestment of dividends and
 distributions...............................          164,477              27,045
Redeemed.....................................         (810,739)            (85,978)
                                                 -------------       -------------
Net increase - Class Y.......................        2,033,735           1,404,165
                                                 =============       =============
AMOUNT
Sold.........................................    $  39,753,947       $  25,207,978
Reinvestment of dividends and
 distributions...............................        2,377,776             455,311
Redeemed.....................................      (12,119,597)         (1,470,940)
                                                 -------------       -------------
Net increase - Class Y.......................    $  30,012,126       $  24,192,349
                                                 =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Variable Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Variable Investment Series, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by
(1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and
(4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean
Witter & Co., Inc. the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of seventeen Portfolios ("Portfolios") which commenced operations as follows:

                                                    COMMENCEMENT OF
PORTFOLIO                                              OPERATIONS
---------                                           ----------------
Money Market......................................     March 9, 1984
Short-Term Bond...................................       May 4, 1999
Quality Income Plus...............................     March 1, 1987
High Yield........................................     March 9, 1984
Utilities.........................................     March 1, 1990
Income Builder....................................  January 21, 1997
Dividend Growth...................................     March 1, 1990
Capital Growth....................................     March 1, 1991
                                                        February 23,
Global Dividend Growth............................              1994
                                                    COMMENCEMENT OF
PORTFOLIO                                              OPERATIONS
---------                                           ----------------
European Growth...................................     March 1, 1991
                                                        February 23,
Pacific Growth....................................              1994
Equity............................................     March 9, 1984
S&P 500 Index.....................................      May 18, 1998
Competitive Edge "Best Ideas".....................      May 18, 1998
Aggressive Equity.................................       May 4, 1999
Information.......................................  November 6, 2000
Strategist........................................     March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares), with all Portfolio shares issued prior to May 1, 2000 designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

The investment objectives of each Portfolio are as follows:

         PORTFOLIO                                             INVESTMENT OBJECTIVE
        Money Market        Seeks high current income, preservation of capital and liquidity by investing in short-
                            term money market instruments.
      Short-Term Bond       Seeks to provide a high level of current income consistent with the preservation of capital, by investing primarily in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade corporate and other types of bonds including asset-backed securities.
    Quality Income Plus     Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S. Government securities and higher-rated fixed income securities.
         High Yield         Seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed income securities.
         Utilities          Seeks both capital appreciation and current income by investing in equity and fixed income securities of companies engaged in the utilities industry.
       Income Builder       Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by investing primarily in income-producing equity securities.
      Dividend Growth       Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stocks of companies with a record of paying dividends and the potential for increasing dividends.
       Capital Growth       Seeks long-term capital growth by investing primarily in common stocks.
      Global Dividend       Seeks to provide reasonable current income and long-term growth of income and capital by
           Growth           investing primarily in common stocks of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
      European Growth       Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Europe.
       Pacific Growth       Seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.
           Equity           Seeks, as its primary objective, capital growth and, as a secondary objective, income, but only when consistent with its primary objective, by investing primarily in equity securities and securities convertible into equity securities.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

         PORTFOLIO                                             INVESTMENT OBJECTIVE
       S&P 500 Index        Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by
                            investing primarily in common stocks included in the S&P 500 Index.
      Competitive Edge      Seeks long-term capital growth by investing primarily in the common stock of U.S. and
        "Best Ideas"        non-U.S. companies included in the "Best Ideas" list, a research compilation assembled and maintained by Morgan Stanley Equity Research.
     Aggressive Equity      Seeks long-term capital growth by investing primarily in equity securities of companies that offer the potential for superior earnings growth.
        Information         Seeks long-term capital appreciation by investing primarily in common stocks and investment grade convertible securities of companies throughout the world that are engaged in the communications and information industry.
         Strategist         Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Foreign Currency Translation -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

transactions. The resultant exchange gains and losses are included in the Statements of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Foreign Currency Contracts -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statements of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Status -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. Expenses -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million, and 0.375% to the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

For the period June 1, 2001 through December 31, 2001, the Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for distribution fees) for Short-Term Bond to the extent they exceed 0.50% of the daily net assets.

The Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for distribution fees) for Information until such time the Portfolio has $50 million of net assets or December 31, 2001, whichever occurs first. At December 31, 2001, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Portfolio.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. Security Transactions and Transactions with Affiliates
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2001 are as follows:

                                  U.S. GOVERNMENT SECURITIES                  OTHER
                                ------------------------------  ---------------------------------
                                 PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                ------------  ----------------  ---------------  ----------------
Money Market..................  $598,677,811    $480,076,937    $5,736,164,732    $5,693,572,625
Short-Term Bond...............    23,890,090      19,726,421        19,680,365         3,765,863
Quality Income Plus...........   438,429,367     426,578,935       273,429,367       210,234,621
High Yield....................       --             --              77,738,651        79,941,201
Utilities.....................    10,790,113       8,447,224       126,854,975       193,257,176
Income Builder................       --             --              38,203,483        28,306,729
Dividend Growth...............       --             --             265,853,125       410,126,246
Capital Growth................       --             --             409,185,091       437,681,313
Global Dividend Growth........       --             --              28,253,274        75,099,536
European Growth...............       --             --             318,290,748       397,886,086
Pacific Growth................       --             --              59,863,234        76,466,107
Equity........................    84,287,781      84,798,917     3,733,146,768     3,898,156,735
S&P 500 Index.................       --             --              22,205,075         8,998,944
Competitive Edge "Best
 Ideas".......................       --             --              26,147,179        38,215,550
Aggressive Equity.............       --             --             414,172,715       426,587,410
Information...................       --             --              23,532,734        12,451,318
Strategist....................   291,941,891     303,831,715       325,384,791       315,239,495

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases and sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $72,114 and $52,162, respectively including realized losses of $38,553 and purchases and sales of Allstate Corp., an affiliate of the Fund, of $26,886 and $21,493, respectively, including realized losses of $2,487. Included in the purchases of Equity and Aggressive Equity are purchases of Allstate Corp. of $19,806,332 and $601,055 respectively. Included in the sales of portfolio securities of Equity and Aggressive Equity are sales of Allstate Corp. of $20,385,921 and $1,394,324, respectively, including net realized gains of $579,589 and net realized losses of $190,219, respectively.

Included in the payable for investments purchased at December 31, 2001 for Capital Growth is $140,694 for unsettled trades with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager,

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

Sub-Advisor and Distributor. Included in the receivable for investments sold at December 31, 2001 for Equity is $771,584 for unsettled trades with MSDW.

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with MSDW for portfolio transactions executed on behalf of the Portfolio:

                                        GLOBAL
           INCOME   DIVIDEND  CAPITAL  DIVIDEND
UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH
---------  -------  --------  -------  --------
 $16,245   $18,666  $93,430   $70,619   $8,878
 =======   =======  =======   =======   ======

           AGGRESSIVE
 EQUITY     EQUITY     INFORMATION  STRATEGIST
---------  ----------  -----------  ----------
 $70,637    $11,490      $13,994     $37,215
 =======    =======      =======     =======

Included in the payable for investments purchased at December 31, 2001 for Equity and Aggressive Equity are $3,272,548 and $62,985, respectively for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor.

Included in the receivable for investments sold at December 31, 2001 for Dividend Growth, Capital Growth, Global Dividend Growth and Aggressive Equity are $2,442,505, $138,668, $195,153 and $176,401, respectively, for unsettled trades with Morgan Stanley & Co., Inc.

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., for portfolio transactions executed on behalf of the Portfolio:

                                        GLOBAL
           INCOME   DIVIDEND  CAPITAL  DIVIDEND  PACIFIC
UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH   GROWTH
---------  -------  --------  -------  --------  -------
$ 26,581   $2,792   $131,486  $43,956  $24,174   $   663
========   ======   ========  =======  =======   =======

                     COMPETITIVE
           S&P 500      EDGE        AGGRESSIVE
 EQUITY    INDEX    "BEST IDEAS"     EQUITY     INFORMATION  STRATEGIST
---------  -------  --------------  ----------  -----------  ----------
$589,325   $  131      $ 49,870      $65,534      $   121     $26,114
========   ======      ========      =======      =======     =======

Included in the payable for investments purchased at December 31, 2001 for Strategist are unsettled trades with other Morgan Stanley funds aggregating $3,118,000. Included in the receivable for investments sold at December 31, 2001 for Dividend Growth and Global Dividend Growth are unsettled trades with other Morgan Stanley funds aggregating $346,098 and $43,652, respectively.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                 AGGREGATE PENSION COSTS
----------------------------------------------------------
                                         GLOBAL
SHORT-TERM  INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN
   BOND     BUILDER   GROWTH   GROWTH    GROWTH    GROWTH
----------  -------  --------  -------  --------  --------
  $  158    $   54    $4,376    $767     $2,124    $2,575
  ======    ======    ======    ====     ======    ======

                               COMPETITIVE
PACIFIC              S&P 500       EDGE        AGGRESSIVE
 GROWTH     EQUITY   INDEX     "BEST IDEAS"     EQUITY     STRATEGIST
----------  -------  --------  --------------  ----------  ----------
  $  271    $6,166    $1,901         $448        $1,047      $1,245
  ======    ======    ======         ====        ======      ======

                           ACCRUED PENSION LIABILITY
--------------------------------------------------------------------------------
 MONEY   SHORT-TERM    QUALITY     HIGH               INCOME   DIVIDEND  CAPITAL
MARKET      BOND     INCOME PLUS   YIELD   UTILITIES  BUILDER   GROWTH   GROWTH
-------  ----------  -----------  -------  ---------  -------  --------  -------
$10,562    $  156       $7,028    $ 3,579   $4,625     $586    $12,730   $1,260
=======    ======       ======    =======   ======     ====    =======   ======

GLOBAL                                                  COMPETITIVE
DIVIDEND  EUROPEAN     PACIFIC              S&P 500        EDGE        AGGRESSIVE
GROWTH     GROWTH       GROWTH     EQUITY    INDEX     "BEST IDEAS"     EQUITY     STRATEGIST
--------  ----------  -----------  -------  ---------  --------------  ----------  ----------
$ 2,884     $3,597       $  418    $12,238   $1,929          $562        $ 1,030     $7,385
=======     ======       ======    =======   ======          ====        =======     ======

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

5. Federal Income Tax Status
At December 31, 2001, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                            (AMOUNTS IN THOUSANDS)
                                ------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,   2002    2003    2004    2005    2006     2007      2008      2009     TOTAL
------------------------------  ------  ------  ------  ------  -------  -------  --------  --------  --------
Quality Income Plus........     $5,200    --    $2,491    --      --     $10,670  $ 10,496     --     $ 28,857
High Yield.................      3,256  $2,984   5,521    --    $ 2,735   10,786     7,524  $ 47,237    80,043
Utilities..................       --      --      --      --      --       --        --          663       663
Income Builder.............       --      --      --      --      --         180     1,746     4,578     6,504
Dividend Growth............       --      --      --      --      --       --      233,060    54,999   288,059
Capital Growth.............       --      --      --      --      --       --        --       27,066    27,066
Global Dividend Growth.....       --      --      --      --      --       --        --        2,761     2,761
European Growth............       --      --      --      --      --       --        --       45,515    45,515
Pacific Growth.............       --      --      --    $6,035   33,536    --        --        7,413    46,984
Equity.....................       --      --      --     3,342       14    --        --      491,219   494,575
S&P 500 Index..............       --      --      --      --      --       --          175     8,081     8,256
Competitive Edge "Best
 Ideas"....................       --      --      --      --      --       --        --       14,642    14,642
Aggressive Equity..........       --      --      --      --      --          68    10,199    38,363    48,630
Information................       --      --      --      --      --       --        --        3,373     3,373
Strategist.................       --      --      --      --      --       --        --       23,575    23,575

During the year ended December 31, 2001, the following Portfolios utilized approximate net capital loss carryovers: Short-Term Bond -- $4,000; Quality Income Plus -- $7,783,000.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001:
Short-Term Bond -- $32,000; High Yield -- $1,289,000; Income Builder -- $1,783,000; Dividend Growth -- $44,790,000; Global Dividend Growth -- $3,381,000; European Growth -- $2,400,000; Pacific Growth -- $371,000;
Equity -- $8,019,000; S&P 500 Index -- $45,000; Competitive Edge "Best Ideas"- $1,109,000; Information -- $224,000.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

At December 31, 2001, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                  TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                -------------------------  --------------------------
                                  POST-         LOSS         FOREIGN       EXPIRED
                                 OCTOBER   DEFERRALS FROM    CURRENCY    CAPITAL LOSS
                                 LOSSES      WASH SALES    GAINS/LOSSES  CARRYFORWARD
                                ---------  --------------  ------------  ------------
Short-Term Bond...............        -              -
Quality Income Plus...........                       -
High Yield....................        -              -                            -
Utilities.....................                       -
Income Builder................        -              -
Dividend Growth...............        -              -
Capital Growth................                       -
Global Dividend Growth........        -              -              -
European Growth...............        -              -              -
Pacific Growth................        -              -              -
Equity........................        -              -
S&P 500 Index.................        -              -
Competitive Edge "Best
 Ideas".......................        -              -              -
Aggressive Equity.............                       -
Information...................        -              -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies ("PFICs"); European Growth -- income from mark-to-market of forward foreign currency contracts; Short-Term Bond, Quality Income Plus, S&P 500 Index and Strategist -- capital gain/loss from mark-to-market of futures contracts; High Yield -- interest on bonds in default. Pacific Growth had permanent differences attributable to a net operating loss and tax adjustments on PFICs sold by the Portfolio. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/ discounts on debt securities: Short-Term Bond, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist.

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

To reflect reclassification arising from the permanent differences, the following accounts were (charged) credited:

                                      ACCUMULATED UNDISTRIBUTED   ACCUMULATED UNDISTRIBUTED
                                     NET INVESMENT INCOME (LOSS)  NET REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                                     ---------------------------  -------------------------  ---------------
Short-Term Bond....................           $   50,297                 $   (50,297)             --
Quality Income Plus................              512,741                    (512,741)             --
High Yield.........................             (364,121)                  5,099,796           $(4,735,675)
Utilities..........................              182,191                    (182,191)             --
Income Builder.....................              252,669                    (260,364)                7,695
Capital Growth.....................                 (478)                        478              --
Global Dividend Growth.............              (10,164)                     10,164              --
European Growth....................            2,089,627                  (2,089,627)             --
Pacific Growth.....................              990,309                    (633,437)             (356,872)
Competitive Edge "Best Ideas"......               (4,897)                      4,897              --
Strategist.........................              170,487                    (170,487)             --

6. Purposes of And Risks Relating to Certain Financial Instruments
All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, Equity and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2001, European Growth had outstanding forward contracts.

All of the Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2001, Short-Term Bond, Quality Income Plus, Strategist and S&P 500 Index had outstanding futures contracts.

At December 31, 2001, European Growth's investments in securities of issuers in the United Kingdom represented 38.2% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan

Morgan Stanley Variable Investment Series
Notes to Financial Statements / / December 31, 2001 CONTINUED

represented 54.1% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2001, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of each respective Portfolio, but resulted in the following changes to Short-Term Bond, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist: an increase or (decrease) in the cost of securities of $11,957, $(424,569), $1,612,891, $14,503,
$(210,500) and $129,603, respectively; and a corresponding increase or (decrease) to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $169,009, $563,776, $287,757, $191,997, $163,818 and
$374,978, respectively; with a corresponding increase or (decrease) in unrealized appreciation/depreciation of $120,281, $178,280, $651,878, $42,153, $(142,101) and $204,502, respectively; and an increase or (decrease) in net realized gains/losses of $48,728, $385,496, $(364,121), $149,844, $305,919, and
$170,476, respectively. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

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Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1997....................         $ 1.00             $0.051                --                  $0.051            $(0.051)
1998....................           1.00              0.051                --                   0.051             (0.051)
1999....................           1.00              0.047                --                   0.047             (0.047)
2000(a)*................           1.00              0.058                --                   0.058             (0.058)
2001*...................           1.00              0.039                --                   0.039             (0.039)**
CLASS Y SHARES*
2000(b).................           1.00              0.033                --                   0.033             (0.033)
2001....................           1.00              0.036                --                   0.036             (0.036)**
SHORT-TERM BOND
CLASS X SHARES
1999(e).................          10.00               0.27                $(0.12)               0.15              (0.27)
2000(a)*................           9.88               0.51                  0.05                0.56              (0.48)
2001*...................           9.96               0.40(8)               0.26(8)             0.66              (0.45)
CLASS Y SHARES*
2000(b).................           9.86               0.28                  0.09                0.37              (0.28)
2001....................           9.95               0.35(8)               0.28(8)             0.63              (0.42)
QUALITY INCOME PLUS
CLASS X SHARES
1997....................          10.37               0.70                  0.40                1.10              (0.70)
1998....................          10.77               0.68                  0.23                0.91              (0.68)
1999....................          11.00               0.67                 (1.14)              (0.47)             (0.67)
2000(a)*................           9.86               0.68                  0.37                1.05              (0.69)
2001*...................          10.22               0.61(8)               0.34(8)             0.95              (0.62)
CLASS Y SHARES*
2000(b).................           9.80               0.38                  0.42                0.80              (0.39)
2001....................          10.21               0.57(8)               0.36(8)             0.93              (0.60)

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1997....................           --                   $(0.051)           $ 1.00            5.23%         $335,578
1998....................           --                    (0.051)             1.00            5.18           442,034
1999....................           --                    (0.047)             1.00            4.80           435,643
2000(a)*................           --                    (0.058)             1.00            6.01           358,793
2001*...................           --                    (0.039)             1.00            3.94           452,765
CLASS Y SHARES*
2000(b).................           --                    (0.033)             1.00            3.37(1)         13,813
2001....................           --                    (0.036)             1.00            3.68           105,952
SHORT-TERM BOND
CLASS X SHARES
1999(e).................           --                     (0.27)             9.88            1.56(1)          3,175
2000(a)*................           --                     (0.48)             9.96            5.85             6,427
2001*...................           --                     (0.45)            10.17            6.72            25,858
CLASS Y SHARES*
2000(b).................           --                     (0.28)             9.95            3.82(1)          1,430
2001....................           --                     (0.42)            10.16            6.49            25,050
QUALITY INCOME PLUS
CLASS X SHARES
1997....................           --                     (0.70)            10.77           11.09           474,990
1998....................           --                     (0.68)            11.00            8.67           547,583
1999....................           --                     (0.67)             9.86           (4.32)          456,132
2000(a)*................           --                     (0.69)            10.22           11.09           406,508
2001*...................           --                     (0.62)            10.55            9.57           452,757
CLASS Y SHARES*
2000(b).................           --                     (0.39)            10.21            8.31(1)          5,176
2001....................           --                     (0.60)            10.54            9.33            54,115

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1997....................     0.52%            5.10%             N/A
1998....................     0.52             5.04              N/A
1999....................     0.52             4.68              N/A
2000(a)*................     0.52             5.83              N/A
2001*...................     0.51             3.69              N/A
CLASS Y SHARES*
2000(b).................     0.77(2)          5.86(2)           N/A
2001....................     0.76             3.44              N/A
SHORT-TERM BOND
CLASS X SHARES
1999(e).................     0.62(2)(5)       4.83(2)(5)         56%(1)
2000(a)*................     0.98             5.08               16
2001*...................     0.61(7)#         3.84(7)(8)        133
CLASS Y SHARES*
2000(b).................     1.17(2)          5.00(2)            16
2001....................     0.86(7)#         3.59(7)(8)        133
QUALITY INCOME PLUS
CLASS X SHARES
1997....................     0.53             6.71              171
1998....................     0.52             6.23              152
1999....................     0.52             6.45              119
2000(a)*................     0.52             6.90              105
2001*...................     0.53             5.82(8)           150
CLASS Y SHARES*
2000(b).................     0.77(2)          6.53(2)           105
2001....................     0.78             5.57(8)           150

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
HIGH YIELD
CLASS X SHARES
1997....................         $ 6.18               $0.75               $(0.06)             $ 0.69             $(0.75)
1998....................           6.12                0.71                (1.05)              (0.34)             (0.71)
1999....................           5.07                0.68                (0.74)              (0.06)             (0.68)
2000(a)*................           4.33                0.66                (1.90)              (1.24)             (0.66)
2001*...................           2.43                0.33(8)             (1.09)(8)           (0.76)             (0.34)
CLASS Y SHARES*
2000(b).................           3.92                0.37                (1.48)              (1.11)             (0.38)
2001....................           2.43                0.32(8)             (1.08)(8)           (0.76)             (0.34)
UTILITIES
CLASS X SHARES
1997....................          15.34                0.57                 3.46                4.03              (0.57)
1998....................          18.59                0.57                 3.68                4.25              (0.57)
1999....................          21.25                0.55                 2.08                2.63              (0.55)
2000(a)*................          22.90                0.49                 0.17                0.66              (0.49)
2001*...................          21.69                0.39(8)             (5.74)(8)           (5.35)             (0.41)
CLASS Y SHARES*
2000(b).................          22.98                0.24                 0.19                0.43              (0.35)
2001....................          21.68                0.35(8)             (5.74)(8)           (5.39)             (0.37)
INCOME BUILDER
CLASS X SHARES
1997(c).................          10.00                0.44                 1.76                2.20              (0.44)
1998....................          11.76                0.56                (0.19)               0.37              (0.56)
1999....................          11.46                0.58                 0.21                0.79              (0.56)
2000(a)*................          11.44                0.55                (0.54)               0.01              (0.56)
2001*...................          10.86                0.47(8)             (0.22)(8)            0.25              (0.50)++
CLASS Y SHARES*
2000(b).................          11.15                0.32                (0.21)               0.11              (0.39)
2001....................          10.85                0.42(8)             (0.19)(8)            0.23              (0.48)++

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
HIGH YIELD
CLASS X SHARES
1997....................           --                    $(0.75)           $ 6.12           11.87%         $368,061
1998....................           --                     (0.71)             5.07           (6.20)          364,079
1999....................           --                     (0.68)             4.33           (1.33)          279,683
2000(a)*................           --                     (0.66)             2.43          (32.22)          128,646
2001*...................           --                     (0.34)             1.33          (33.75)           64,470
CLASS Y SHARES*
2000(b).................           --                     (0.38)             2.43          (30.02)(1)         1,947
2001....................           --                     (0.34)             1.33          (33.92)            6,163
UTILITIES
CLASS X SHARES
1997....................           $(0.21)                (0.78)            18.59           27.15           458,134
1998....................            (1.02)                (1.59)            21.25           23.76           560,803
1999....................            (0.43)                (0.98)            22.90           12.71           580,487
2000(a)*................            (1.38)                (1.87)            21.69            3.03           551,734
2001*...................            (1.20)                (1.61)            14.73          (25.75)          327,749
CLASS Y SHARES*
2000(b).................            (1.38)                (1.73)            21.68            2.07(1)         19,069
2001....................            (1.20)                (1.57)            14.72          (25.98)           24,550
INCOME BUILDER
CLASS X SHARES
1997(c).................           --                     (0.44)            11.76           22.38(1)         55,423
1998....................            (0.11)                (0.67)            11.46            3.21            87,769
1999....................            (0.25)=/=             (0.81)            11.44            7.06            81,616
2000(a)*................            (0.03)++              (0.59)            10.86            0.17            59,383
2001*...................           --                     (0.50)            10.61            2.30            63,060
CLASS Y SHARES*
2000(b).................            (0.02)++              (0.41)            10.85            1.06(1)            965
2001....................           --                     (0.48)            10.60            2.10             7,147

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
HIGH YIELD
CLASS X SHARES
1997....................     0.53%            12.44%                95%
1998....................     0.53             12.27                 93
1999....................     0.53             14.05                 48
2000(a)*................     0.54             17.40                  9
2001*...................     0.59             17.33(8)              81
CLASS Y SHARES*
2000(b).................     0.79(2)          20.95(2)               9
2001....................     0.84             17.08(8)              81
UTILITIES
CLASS X SHARES
1997....................     0.67              3.48                 13
1998....................     0.67              2.89                  7
1999....................     0.67              2.51                 10
2000(a)*................     0.66              2.16                 13
2001*...................     0.67              2.19(8)              32
CLASS Y SHARES*
2000(b).................     0.91(2)           1.93(2)              13
2001....................     0.92              1.94(8)              32
INCOME BUILDER
CLASS X SHARES
1997(c).................     0.15(2)(3)        5.73(2)(3)           41(1)
1998....................     0.81              5.09                 54
1999....................     0.81              4.98                 43
2000(a)*................     0.81              5.07                 51
2001*...................     0.81              4.34(8)              45
CLASS Y SHARES*
2000(b).................     1.06(2)           5.17(2)              51
2001....................     1.06              3.88(8)              45

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
DIVIDEND GROWTH
CLASS X SHARES
1997....................         $18.40             $ 0.41                $ 4.20              $ 4.61             $(0.41)
1998....................          21.60               0.41                  2.58                2.99              (0.41)
1999....................          22.13               0.39                 (0.55)              (0.16)             (0.39)
2000(a)*................          18.32               0.31                  0.02                0.33              (0.33)
2001*...................          14.50               0.26                 (1.02)              (0.76)             (0.26)
CLASS Y SHARES*
2000(b).................          17.79               0.12                  0.62                0.74              (0.22)
2001....................          14.49               0.22                 (1.01)              (0.79)             (0.23)
CAPITAL GROWTH
CLASS X SHARES
1997....................          16.65               0.01                  3.90                3.91              (0.08)
1998....................          18.29              (0.05)                 3.59                3.54             --
1999....................          20.36             --                      6.12                6.12             --
2000(a)*................          23.73               0.10                  0.28                0.38             --
2001*...................          20.06               0.03                 (5.13)              (5.10)             (0.10)
CLASS Y SHARES*
2000(b).................          24.55               0.03                 (0.50)              (0.47)            --
2001....................          20.03              (0.01)                (5.12)              (5.13)             (0.09)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................          13.13               0.22                  1.37                1.59              (0.23)
1998....................          13.89               0.24                  1.45                1.69              (0.24)
1999....................          13.82               0.27                  1.71                1.98              (0.29)
2000(a)*................          14.44               0.24                 (0.64)              (0.40)             (0.09)
2001*...................          12.73               0.21                 (1.00)              (0.79)             (0.33)
CLASS Y SHARES*
2000(b).................          13.96               0.08                 (0.11)              (0.03)            --
2001....................          12.71               0.15                 (0.96)              (0.81)             (0.33)

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
DIVIDEND GROWTH
CLASS X SHARES
1997....................           $(1.00)               $(1.41)           $21.60           25.61%        $1,905,906
1998....................            (2.05)                (2.46)            22.13           14.28          2,249,927
1999....................            (3.26)                (3.65)            18.32           (2.39)         2,033,814
2000(a)*................            (3.82)                (4.15)            14.50            5.30          1,552,724
2001*...................           --                     (0.26)            13.48           (5.20)         1,258,863
CLASS Y SHARES*
2000(b).................            (3.82)                (4.04)            14.49            7.65(1)          19,083
2001....................           --                     (0.23)            13.47           (5.42)            60,393
CAPITAL GROWTH
CLASS X SHARES
1997....................            (2.19)                (2.27)            18.29           24.54            127,100
1998....................            (1.47)                (1.47)            20.36           19.63            138,603
1999....................            (2.75)                (2.75)            23.73           33.29            171,251
2000(a)*................            (4.05)                (4.05)            20.06            1.28            183,151
2001*...................            (1.20)                (1.30)            13.66          (26.31)           103,764
CLASS Y SHARES*
2000(b).................            (4.05)                (4.05)            20.03           (2.24)(1)          3,551
2001....................            (1.20)                (1.29)            13.61          (26.49)             6,615
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................            (0.60)                (0.83)            13.89           12.04            481,613
1998....................            (1.52)                (1.76)            13.82           12.53            484,228
1999....................            (1.07)                (1.36)            14.44           14.65            506,929
2000(a)*................            (1.22)                (1.31)            12.73           (2.50)           373,770
2001*...................            (0.14)                (0.47)            11.47           (6.25)           285,158
CLASS Y SHARES*
2000(b).................            (1.22)                (1.22)            12.71            0.07(1)           2,211
2001....................            (0.14)                (0.47)            11.43           (6.44)            10,494

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.54%              2.06%               28%
1998....................     0.53               1.85                45
1999....................     0.52               1.82                81
2000(a)*................     0.54               2.07                34
2001*...................     0.55               1.86                19
CLASS Y SHARES*
2000(b).................     0.79(2)            1.59(2)             34
2001....................     0.80               1.61                19
CAPITAL GROWTH
CLASS X SHARES
1997....................     0.71               0.01               139
1998....................     0.70              (0.26)              248
1999....................     0.72               0.02               575
2000(a)*................     0.69               0.43               349
2001*...................     0.70               0.20               323
CLASS Y SHARES*
2000(b).................     0.94(2)            0.30(2)            349
2001....................     0.95              (0.05)              323
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.84               1.61                48
1998....................     0.84               1.68                52
1999....................     0.83               1.90                43
2000(a)*................     0.80               1.88                40
2001*...................     0.80               1.76                 9
CLASS Y SHARES*
2000(b).................     1.05(2)            1.14(2)             40
2001....................     1.05               1.51                 9

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
EUROPEAN GROWTH
CLASS X SHARES
1997....................         $21.56             $ 0.21                $  3.19            $  3.40             $(0.24)
1998....................          23.54               0.15                   5.53               5.68              (0.31)
1999....................          27.18               0.25                   6.91               7.16              (0.19)
2000(a)*................          31.47               0.13                  (1.43)             (1.30)             (0.18)
2001*...................          25.37               0.13                  (4.47)             (4.34)             (0.26)
CLASS Y SHARES*
2000(b).................          32.26              (0.03)                 (2.10)             (2.13)             (0.18)
2001....................          25.33               0.05                  (4.42)             (4.37)             (0.25)
PACIFIC GROWTH
CLASS X SHARES
1997....................           9.96               0.12                  (3.82)             (3.70)             (0.14)
1998....................           6.12               0.06                  (0.75)             (0.69)             (0.28)
1999....................           5.15               0.04                   3.33               3.37              (0.06)
2000(a)*................           8.46             --                      (2.78)             (2.78)             (0.12)
2001*...................           5.56              (0.01)                 (1.50)             (1.51)             (0.07)
CLASS Y SHARES*
2000(b).................           7.70              (0.01)                 (2.01)             (2.02)             (0.12)
2001....................           5.56              (0.02)                 (1.49)             (1.51)             (0.07)
EQUITY
CLASS X SHARES
1997....................          26.39               0.18                   9.27               9.45              (0.18)
1998....................          33.58               0.25                   9.47               9.72              (0.25)
1999....................          38.58               0.22                  20.48              20.70              (0.22)
2000(a)*................          53.88               0.30                  (6.46)             (6.16)             (0.29)
2001*...................          39.68               0.15                 (10.12)             (9.97)             (0.16)
CLASS Y SHARES*
2000(b).................          49.12               0.21                  (1.68)             (1.47)             (0.24)
2001....................          39.66               0.06                 (10.09)            (10.03)             (0.10)

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
EUROPEAN GROWTH
CLASS X SHARES
1997....................           $(1.18)               $(1.42)           $23.54           16.07%        $  391,441
1998....................            (1.73)                (2.04)            27.18           23.96            510,638
1999....................            (2.68)                (2.87)            31.47           29.11            579,705
2000(a)*................            (4.62)                (4.80)            25.37           (4.92)           508,366
2001*...................            (4.06)                (4.32)            16.71          (17.76)           316,196
CLASS Y SHARES*
2000(b).................            (4.62)                (4.80)            25.33           (7.39)(1)         10,580
2001....................            (4.06)                (4.31)            16.65          (17.92)            20,858
PACIFIC GROWTH
CLASS X SHARES
1997....................           --                     (0.14)             6.12          (37.70)            68,904
1998....................           --                     (0.28)             5.15          (10.40)            52,842
1999....................           --                     (0.06)             8.46           66.09            115,927
2000(a)*................           --                     (0.12)             5.56          (33.46)            64,209
2001*...................           --                     (0.07)             3.98          (27.42)            33,138
CLASS Y SHARES*
2000(b).................           --                     (0.12)             5.56          (26.72)(1)            728
2001....................           --                     (0.07)             3.98          (27.26)             1,640
EQUITY
CLASS X SHARES
1997....................            (2.08)                (2.26)            33.58           37.43            823,090
1998....................            (4.47)                (4.72)            38.58           30.45          1,138,413
1999....................            (5.18)                (5.40)            53.88           58.59          2,083,071
2000(a)*................            (7.75)                (8.04)            39.68          (12.35)         1,818,134
2001*...................            (6.89)                (7.05)            22.66          (26.87)         1,022,335
CLASS Y SHARES*
2000(b).................            (7.75)                (7.99)            39.66           (3.99)(1)         31,903
2001....................            (6.89)                (6.99)            22.64          (27.07)            61,110

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
EUROPEAN GROWTH
CLASS X SHARES
1997....................     1.12%              1.04%               45%
1998....................     1.11               0.65                56
1999....................     1.04               0.87                55
2000(a)*................     1.00               0.46                78
2001*...................     1.02               0.68                82
CLASS Y SHARES*
2000(b).................     1.25(2)           (0.18)(2)            78
2001....................     1.27               0.43                82
PACIFIC GROWTH
CLASS X SHARES
1997....................     1.44               1.09                58
1998....................     1.51               0.91               112
1999....................     1.42               0.85               105
2000(a)*................     1.21               0.01                46
2001*...................     1.73              (0.28)              124
CLASS Y SHARES*
2000(b).................     1.46(2)           (0.20)(2)            46
2001....................     1.98              (0.53)              124
EQUITY
CLASS X SHARES
1997....................     0.52               0.61               145
1998....................     0.52               0.73               257
1999....................     0.51               0.54               323
2000(a)*................     0.50               0.62               402
2001*...................     0.51               0.55               329
CLASS Y SHARES*
2000(b).................     0.75(2)            0.85(2)            402
2001....................     0.76               0.30               329

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
S&P 500 INDEX
CLASS X SHARES
1998(d).................         $10.00             $ 0.06                $ 1.16              $ 1.22             --
1999....................          11.22               0.06                  2.21                2.27             $(0.03)
2000(a)*................          13.43               0.12                 (1.37)              (1.25)             (0.07)
2001*...................          12.05               0.10                 (1.57)              (1.47)             (0.10)
CLASS Y SHARES*
2000(b).................          13.47               0.04                 (1.34)              (1.30)             (0.07)
2001....................          12.04               0.08                 (1.58)              (1.50)             (0.10)
COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(d).................          10.00               0.07                 (0.25)              (0.18)            --
1999....................           9.82               0.06                  2.56                2.62              (0.07)
2000(a)*................          12.37               0.06                 (2.20)              (2.14)             (0.05)
2001*...................          10.18               0.05                 (2.36)              (2.31)             (0.06)
CLASS Y SHARES*
2000(b).................          12.03             --                     (1.82)              (1.82)             (0.05)
2001....................          10.16               0.02                 (2.35)              (2.33)             (0.05)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................          10.00               0.05                  4.55                4.60              (0.03)
2000(a)*................          14.57               0.05                 (0.30)              (0.25)             (0.01)
2001*...................          14.31               0.02                 (4.09)              (4.07)             (0.04)
CLASS Y SHARES*
2000(b).................          14.66               0.03                 (0.39)              (0.36)             (0.01)
2001....................          14.29              (0.01)                (4.08)              (4.09)             (0.03)
INFORMATION
CLASS X SHARES*
2000(f).................          10.00               0.06                 (0.75)              (0.69)            --
2001....................           9.31               0.08                 (4.07)              (3.99)             (0.01)
CLASS Y SHARES*
2000(f).................          10.00               0.05                 (0.74)              (0.69)            --
2001....................           9.31               0.06                 (4.06)              (4.00)             (0.01)

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
S&P 500 INDEX
CLASS X SHARES
1998(d).................           --                    --                $11.22           12.20%(1)      $ 48,732
1999....................           $(0.03)               $(0.06)            13.43           20.23           185,963
2000(a)*................            (0.06)                (0.13)            12.05           (9.38)          210,530
2001*...................           --                     (0.10)            10.48          (12.23)          165,465
CLASS Y SHARES*
2000(b).................            (0.06)                (0.13)            12.04           (9.73)(1)        12,724
2001....................           --                     (0.10)            10.44          (12.53)           46,134
COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(d).................           --                    --                  9.82           (1.90)(1)        36,539
1999....................           --                     (0.07)            12.37           26.88            62,295
2000(a)*................           --                     (0.05)            10.18          (17.39)           69,882
2001*...................            (0.64)                (0.70)             7.17          (23.33)           40,084
CLASS Y SHARES*
2000(b).................           --                     (0.05)            10.16          (15.22)(1)         4,666
2001....................            (0.64)                (0.69)             7.14          (23.53)            5,869
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................           --                     (0.03)            14.57           46.08(1)         38,197
2000(a)*................           --                     (0.01)            14.31           (1.75)          138,657
2001*...................           --                     (0.04)            10.20          (28.46)           69,418
CLASS Y SHARES*
2000(b).................           --                     (0.01)            14.29           (2.48)(1)        13,392
2001....................           --                     (0.03)            10.17          (28.61)           18,652
INFORMATION
CLASS X SHARES*
2000(f).................           --                    --                  9.31           (6.90)(1)         2,686
2001....................           --                     (0.01)             5.31          (42.87)            4,434
CLASS Y SHARES*
2000(f).................           --                    --                  9.31           (6.90)(1)         1,915
2001....................           --                     (0.01)             5.30          (42.99)            7,427

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
S&P 500 INDEX
CLASS X SHARES
1998(d).................    --   (4)            1.85%(2)(4)          2%(1)
1999....................     0.48%(5)           1.03(5)              1
2000(a)*................     0.45               0.88                 3
2001*...................     0.46               0.95                 4
CLASS Y SHARES*
2000(b).................     0.71(2)            0.60(2)              3
2001....................     0.71               0.70                 4
COMPETITIVE EDGE "BEST I
CLASS X SHARES
1998(d).................    --   (4)            1.74(2)(4)          31(1)
1999....................     0.56(5)            0.72(5)             54
2000(a)*................     0.71               0.50                70
2001*...................     0.75               0.55                47
CLASS Y SHARES*
2000(b).................     0.96(2)            0.06(2)             70
2001....................     1.00               0.30                47
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................     0.52(2)(5)         0.86(2)(5)         108(1)
2000(a)*................     0.82               0.32               414
2001*...................     0.84               0.21               409
CLASS Y SHARES*
2000(b).................     1.05(2)            0.32(2)            414
2001....................     1.09              (0.04)              409
INFORMATION
CLASS X SHARES*
2000(f).................    --   (6)            3.80(1)(2)(6)        1(1)
2001....................    --   (7)            1.27(7)            170
CLASS Y SHARES*
2000(f).................     0.25(2)(6)         3.55(2)(6)           1(1)
2001....................     0.25(7)            1.02(7)            170

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
STRATEGIST
CLASS X SHARES
1997....................         $13.72               $0.45               $ 1.40              $ 1.85             $(0.45)
1998....................          14.80                0.36                 3.40                3.76              (0.36)
1999....................          16.64                0.40                 2.46                2.86              (0.40)
2000(a)*................          19.10                0.50                (0.20)               0.30              (0.48)
2001*...................          16.66                0.38(8)             (2.05)(8)           (1.67)             (0.39)
CLASS Y SHARES*
2000(b).................          19.29                0.49                (0.51)              (0.02)             (0.36)
2001....................          16.65                0.32(8)             (2.03)(8)           (1.71)             (0.35)

----------------------------

 (a) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (b)  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

 COMMENCEMENT OF OPERATIONS:
 (c)  JANUARY 21, 1997.
 (d)  MAY 18, 1998.
 (e)  MAY 4, 1999.
 (f)  NOVEMBER 6, 2000.

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 **   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   DISTRIBUTION FROM PAID-IN-CAPITAL.

 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

  #   DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

 (1)  NOT ANNUALIZED.

 (2)  ANNUALIZED.

 (3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997 THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.

 (4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS" AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

 (5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIO OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS", 2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

                       SEE NOTES TO FINANCIAL STATEMENTS


                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
STRATEGIST
CLASS X SHARES
1997....................           $(0.32)               $(0.77)           $14.80           13.71%         $497,028
1998....................            (1.56)                (1.92)            16.64           26.55           633,934
1999....................           --                     (0.40)            19.10           17.35           729,701
2000(a)*................            (2.26)                (2.74)            16.66            1.64           701,294
2001*...................            (0.66)                (1.05)            13.94          (10.18)          522,655
CLASS Y SHARES*
2000(b).................            (2.26)                (2.62)            16.65           (0.02)(1)        23,375
2001....................            (0.66)                (1.01)            13.93          (10.40)           47,886

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
STRATEGIST
CLASS X SHARES
1997....................     0.52%              3.09%              159%
1998....................     0.52               2.32                84
1999....................     0.52               2.24               120
2000(a)*................     0.52               2.68               126
2001*...................     0.52               2.53(8)            124
CLASS Y SHARES*
2000(b).................     0.77(2)            2.77(2)            126
2001....................     0.77               2.28(8)            124

----------------------------

 (6) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
      NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82%, AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

 (7) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR SHORT-TERM BOND, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

 (8) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR SHORT-TERM BOND, QUALITY INCOME PLUS, HIGH YIELD, UTILITIES, INCOME BUILDER AND STRATEGIST WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN/LOSS PER SHARE BY $0.07, $0.01, $0.01, $0.01, $0.03 AND $0.01, RESPECTIVELY, AND TO DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.66%, 0.12%, 0.28%, 0.05%, 0.23% AND 0.06%,
      RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

Morgan Stanley Variable Investment Series
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment
Series (the "Fund"), formerly Morgan Stanley Dean Witter Variable Investment Series, comprising Money Market Portfolio, Short-Term Bond Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Equity Portfolio, S&P 500 Index Portfolio, Competitive Edge "Best Ideas" Portfolio, Aggressive Equity Portfolio, Information Portfolio and Strategist Portfolio (the "Portfolios") as of December 31, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 15, 2002

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
     Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

1(a). Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and February 23, 1988, and all Instruments Establishing and Designating Additional Series of Shares dated December 15, 1986, October 26, 1989, November 15, 1990 and October 22, 1993, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1993.

1(b). Amendment to the Declaration of Trust of the Registrant dated August 24, 1995, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

1(c). Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated by reference to
                  Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 17, 1996.

1(d). Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated by reference to
                  Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

1(e). Amendment to the Declaration of Trust of the Registrant dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

1(f). Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 10, 1999.

1(g). Form of Instrument Establishing and Designating Additional Classes of Shares, dated February 24, 2000, is incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

1(h). Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated by reference to
                  Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

1(i). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(j) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

1(j). Amendment to the Declaration of Trust of the Registrant, dated April 19, 2002, filed herein.

2. Amended and Restated By-laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

3.                Not Applicable.

4(a). Amended and Restated Investment Management Agreement dated May 1, 2000, between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

4(b). Form of Instrument Adding New Portfolio to Investment Management Agreement, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

4(c). Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc., dated November 1, 1998, is incorporated by reference to
                  Exhibit 5(b) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

5(a). Amended Distribution Agreement, dated February 24, 2000, between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

5(b). Participation Agreement, dated May 31, 1997, between Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

5(c). Participation Agreement, dated May 31, 1997, between Paragon Life Insurance Company and Morgan Stanley Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(c) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

6. Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

7(a). Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to
                  Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

7(b). Amendment to the Custody Agreement, dated April 17, 1996, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

7(c). Custody Agreement between The JPMorgan Chase Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 21, 1997.

7(d). Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

7(e). Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to Exhibit 7(e) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

7(f). Amendment to the Custody Agreement between the Registrant and The JPMorgan Chase Bank, dated June 15, 2001, is incorporated by reference to Exhibit 7(f) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No.30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

8(b). Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on October 31, 2000.

9. Opinion of Sheldon Curtis, Esq., Registrant's Counsel, dated June 29, 1993, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on June 4, 1999.

10.               Consent of Independent Auditors, filed herein.

11.               Not Applicable.

12.               Not Applicable.

13. Form of Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

15.               Not Applicable.

16(a). Codes of Ethics of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to
                  Exhibit 16(a) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

16(b). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 18, Post-Effective Amendment No. 22 and Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed on April 18, 1995, February 10, 1998 and August 17, 2000,
                  respectively).

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED  ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          --------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive
and Director                                Officer and Director of Morgan Stanley Distributors and Morgan
                                            Stanley Trust; President, Chief Executive Officer and Director
                                            of Morgan Stanley Services; President of the Morgan Stanley
                                            Funds; Executive Vice President and Director of Morgan Stanley
                                            DW; Director of Morgan Stanley Investment Management Inc.;
                                            Member of the Executive Committee of Morgan Stanley
                                            Investments LP; Director of various Morgan Stanley
                                            subsidiaries; Trustee of various Van Kampen investment
                                            companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary,
Secretary and Director                      General Counsel and Director of Morgan Stanley Services; Vice
                                            President and Secretary of Morgan Stanley Distributors; Vice
                                            President, Secretary and General Counsel of the Morgan Stanley
                                            Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP; Director of Morgan
                                            Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          --------------------------------------------------------------
Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan
                                            Stanley Investments LP; Chairman of Morgan Stanley
                                            Institutional Fund Trust; Director of Morgan Stanley
                                            Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
                                            Witter Investment Management Ltd.; Vice President and
                                            Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director of
                                            Morgan Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust
(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Capital Opportunities Trust
(17)     Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(18)     Morgan Stanley Convertible Securities Trust

(19)     Morgan Stanley Developing Growth Securities Trust
(20)     Morgan Stanley Diversified Income Trust
(21)     Morgan Stanley Dividend Growth Securities Inc.
(22)     Morgan Stanley Equity Fund
(23)     Morgan Stanley European Growth Fund Inc.
(24)     Morgan Stanley Federal Securities Trust
(25)     Morgan Stanley Financial Services Trust
(26)     Morgan Stanley Fund of Funds
(27)     Morgan Stanley Global Dividend Growth Securities
(28)     Morgan Stanley Global Utilities Fund
(29)     Morgan Stanley Growth Fund
(30)     Morgan Stanley Hawaii Municipal Trust
(31)     Morgan Stanley Health Sciences Trust
(32)     Morgan Stanley High Yield Securities Inc.
(33)     Morgan Stanley Income Builder Fund
(34)     Morgan Stanley Information Fund
(35)     Morgan Stanley Intermediate Income Securities
(36)     Morgan Stanley International Fund
(37)     Morgan Stanley International SmallCap Fund
(38)     Morgan Stanley International Value Equity Fund
(39)     Morgan Stanley Japan Fund
(40)     Morgan Stanley KLD Social Index Fund
(41)     Morgan Stanley Latin American Growth Fund
(42)     Morgan Stanley Limited Duration Fund
(43)     Morgan Stanley Limited Term Municipal Trust
(44)     Morgan Stanley Liquid Asset Fund Inc.
(45)     Morgan Stanley Market Leader Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund
(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund
(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund
(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley S&P 500 Select Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust

(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                POSITIONS AND OFFICE WITH MORGAN STANLEY DISTRIBUTORS
James F. Higgins    Director

Philip J. Purcell   Director

John Schaeffer      Director

Charles Vadala      Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of April, 2002.

                                      MORGAN STANLEY VARIABLE INVESTMENT SERIES


                                      By /s/   Barry Fink
                                         ----------------------------------
                                               Barry Fink
                                               Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 33 has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                                  TITLE                          DATE
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman
By  /s/  Charles A. Fiumefreddo                                                      04/26/02
    ---------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/  Thomas F. Caloia                                                            04/26/02
    ---------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                                  04/26/02
    ---------------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Michael E. Nugent
     Wayne E. Hedien       John L. Schroeder


By  /s/  David M. Butowsky                                                           04/26/02
    ---------------------------
         David M. Butowsky
         Attorney-in-Fact

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                 Exhibit Index

1(j). Amendment to the Declaration of Trust of the Registrant, dated April 19, 2002

10.        Consent of Independent Auditors










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